                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Sections 240.14a-11(c) or Section 240.14a-
12

                          United Road Services, Inc.
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

  (1) Title of each class of securities to which transaction applies: United Road Services, Inc. Common Stock, $0.001 par value.

  (2) Aggregate number of securities to which transaction applies: [   ]
      shares

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
      filing fee is calculated and state how it was determined): $[   ]

  (4) Proposed maximum aggregate value of transaction: $[   ]

  (5) Total fee paid: $[   ]

[_]Fee paid previously with preliminary materials

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                           UNITED ROAD SERVICES, INC.
                               8 Automation Lane
                             Albany, New York 12205

                                                           January 21, 1999

Dear Stockholder of United Road Services, Inc.:

  You are invited to attend a special meeting of the stockholders (the "Meeting") of United Road Services, Inc. ("United Road") to be held on Tuesday, February 23, 1999, beginning at 10:00 a.m. Eastern Standard Time, at United Road's corporate headquarters, 8 Automation Lane, Albany, New York. At the Meeting, you will be asked to ratify and approve the sale and issuance of $31,500,000 aggregate principal amount of United Road's 8% Convertible Subordinated Debentures due 2008 (the "Debentures") to Charter URS LLC, a Delaware limited liability company ("Charterhouse").

  On December 7, 1998, United Road issued and sold $43,500,000 aggregate principal amount of Debentures to Charterhouse pursuant to a Purchase Agreement, dated November 19, 1998, between United Road and Charterhouse (the "Purchase Agreement"). At the Meeting, you will be asked to vote upon a proposal (the "Debentures Proposal") to issue and sell an additional $31,500,000 of Debentures to Charterhouse pursuant to the Purchase Agreement. The Debentures are convertible into shares of United Road's Common Stock, $0.001 par value, at a price of $15.00 per share, subject to adjustment as provided in the Purchase Agreement. The proceeds from the sale of the Debentures to Charterhouse will be used to repay certain outstanding indebtedness of United Road under its revolving credit facility and for general corporate purposes, including working capital and future acquisitions.

  The United Road Board of Directors believes that the sale of the Debentures is in the best interests of United Road's stockholders and recommends that the stockholders vote FOR the Debentures Proposal at the Meeting.

  The enclosed Notice and Proxy Statement contain details concerning the Debentures Proposal. We urge you to read and consider these documents carefully. Whether or not you plan to be at the Meeting, please be sure to sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible so that your shares may be represented at the Meeting and voted in accordance with your wishes. Your vote is important regardless of the number of shares you own.

                                          Sincerely,


                                          /s/ Edward T. Sheehan

                                          Edward T. Sheehan
                                          Chairman of the Board and Chief
                                          Executive Officer

                           UNITED ROAD SERVICES, INC.
                               8 Automation Lane
                             Albany, New York 12205

                                                           January 21, 1999

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FEBRUARY 23, 1999

To the Stockholders of United Road Services, Inc.:

  Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of United Road Services, Inc. ("United Road") will be held at United Road's corporate headquarters, 8 Automation Lane, Albany, New York, on Tuesday, February 23, 1999, beginning at 10:00 a.m. Eastern Standard Time, to consider and act upon the following proposal (the "Debentures Proposal"):

    To ratify and approve the issuance of $31,500,000 aggregate principal amount of United Road's 8% Convertible Subordinated Debentures due 2008 to Charter URS LLC, a Delaware limited liability company ("Charterhouse") pursuant to a Purchase Agreement dated November 19, 1998, between United Road and Charterhouse.

  The Meeting may be postponed or adjourned from time to time, and at any reconvened meeting actions with respect to the matters specified in this notice may be taken without further notice to stockholders unless required by the Bylaws of United Road.

  Only stockholders of record at the close of business on January 19, 1999 are entitled to notice of and to vote on the Debentures Proposal at the Meeting and any postponements or adjournments thereof. Approval of the Debentures Proposal requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Meeting. The Debentures Proposal is more fully described in the accompanying Proxy Statement and the Appendices thereto, which form a part of this notice and should be read carefully by all stockholders.

                                          By Order of the Board of Directors,


                                          /s/ Edward T. Sheehan

                                          Edward T. Sheehan
                                          Corporate Secretary

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                           UNITED ROAD SERVICES, INC.

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

                                                           January 21, 1999

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Road Services, Inc. (the "Company" or "United Road") for use at the Special Meeting of Stockholders (the "Meeting") scheduled for Tuesday, February 23, 1999, beginning at 10:00 a.m. Eastern Standard Time, at the Company's corporate headquarters, 8 Automation Lane, Albany, New York, and at any adjournments thereof.

  On December 7, 1998, United Road issued and sold $43,500,000 aggregate principal amount of its 8% Convertible Subordinated Debentures (the "Debentures") to Charter URS LLC, a Delaware limited liability company ("Charterhouse") pursuant to a Purchase Agreement, dated November 19, 1998, between United Road and Charterhouse (the "Purchase Agreement"), a copy of which is attached hereto as Appendix A. At the Meeting, the holders of the common stock, $0.001 par value, of United Road (the "Common Stock") will be asked to vote upon a proposal (the "Debentures Proposal") to issue and sell an additional $31,500,000 aggregate principal amount of Debentures to Charterhouse pursuant to the Purchase Agreement.

  The Debentures are convertible into shares of Common Stock at a price of $15.00 per share, subject to adjustment as provided in the Purchase Agreement. The proceeds from the sale of the Debentures to Charterhouse will be used to repay certain outstanding indebtedness of United Road under its revolving credit facility (the "Credit Facility") and for general corporate purposes, including working capital and future acquisitions. Stockholder approval of the Debentures Proposal is required in accordance with the rules of The Nasdaq Stock Market, Inc. ("Nasdaq") because the aggregate amount of Common Stock issuable to Charterhouse upon conversion of the Debentures issued to Charterhouse in December 1998 (the "First Tranche Debentures") and the Debentures to be issued to Charterhouse if the Debentures Proposal is approved by the stockholders (the "Second Tranche Debentures") will be in excess of 20% of the number of shares of Common Stock outstanding as of the date of the Purchase Agreement.

  The Board of Directors (hereinafter sometimes referred to as the "Board") has fixed January 19, 1999 as the record date (the "Record Date") for determining the stockholders entitled to vote at the Meeting. Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. On the Record Date there were 110 holders of record of Common Stock and 16,847,234 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted for stockholder approval. See "Principal Stockholders" for information regarding persons known to management of United Road to be the beneficial owners of more than 5% of the outstanding Common Stock.

  This Proxy Statement and the accompanying proxy card are first being mailed to the stockholders of United Road on or about January 22, 1999.

                            THE DEBENTURES PROPOSAL

General

  On November 19, 1998, the Company entered into the Purchase Agreement with Charterhouse, providing for the issuance by the Company to Charterhouse of up to $75,000,000 aggregate principal amount of Debentures. Under the Purchase Agreement, the Debentures are issuable in two tranches. The first tranche of $43,500,000 aggregate principal amount of Debentures (the "First Tranche") was issued on December 7, 1998 (the "First Closing"). The issuance of the second tranche of $31,500,000 aggregate principal amount of Debentures (the "Second Tranche") is subject to approval by the stockholders at the Meeting and satisfaction of certain other conditions precedent as described below. If the stockholders approve the issuance of the Second Tranche, a closing of the Second Tranche (the "Second Closing") will be held on or about the twelfth business day following the Meeting.

  The Company believes that during the next several months a number of opportunities will arise to acquire additional motor vehicle and equipment towing, recovery and transport businesses in markets in which the Company has established a presence, as well as in new markets. In addition, the Company believes that additional working capital can be used effectively to expand the Company's business and operations through select investments in equipment and information systems. The capital requirements posed by these acquisition opportunities and working capital outlays exceed the Company's cash on hand, cash flow from operations and available credit under the Credit Facility. The Company initially considered offering and selling additional shares of Common Stock in a registered public offering to meet its anticipated capital needs. However, under market conditions that existed at the time of negotiation and execution of the Purchase Agreement, the Company believed that the price at which it could have reasonably expected to offer and sell such Common Stock would have been excessively dilutive to current stockholders. As a result, the Company elected to offer and sell the Debentures in a private offering to Charterhouse. The Company believes that the issuance of the Second Tranche Debentures on the terms set forth in the Purchase Agreement, which are described more fully below, is in the best interest of the Company and its stockholders because it will provide the Company additional capital to pursue the acquisition and operational strategies described above.

  The Company's Board of Directors unanimously approved the Debentures Proposal and the other transactions contemplated by the Purchase Agreement at the November 19, 1998 Board meeting, and recommended that the Company's stockholders be asked to approve the Debentures Proposal. Stockholders should consider the following summary of the Debentures Proposal before voting on such proposal. The following summary is qualified in its entirety by reference to the Purchase Agreement, the Investors Agreement (as defined below) and the Registration Rights Agreement (as defined below), copies of which are attached hereto as Appendices A, B and C, respectively.

Conditions to the Second Tranche

  The obligation of Charterhouse to close on the Second Tranche is subject to the satisfaction or waiver of the following conditions prior to or at the date of the Second Closing (the "Second Closing Date"): (i) the stockholders of the Company shall have approved the issuance of the Second

Tranche Debentures at the Meeting; (ii) the minimum average daily closing price of the Common Stock for the 30 consecutive trading days ending before the Meeting shall be at least $10.00 per share; (iii) the Company shall have performed and complied with all covenants and conditions contained in the Purchase Agreement and required to be performed or complied with prior to or at the Second Closing and no Default or Event of Default (defined below) shall occur or be continuing after giving effect to the issue and sale of the Debentures; (iv) the representations and warranties of the Company contained in the Purchase Agreement, and in the Investors Agreement and the Registration Rights Agreement (the "Other Agreements"), shall be true and correct when made and on the Second Closing Date; (v) the Company shall have delivered to Charterhouse certain certificates and an opinion of counsel specified in the Purchase Agreement; (vi) Charterhouse's purchase of the Debentures shall not violate any applicable law or regulation or subject Charterhouse to any tax, penalty or liability under any applicable law or regulation; and (vii) the Other Agreements shall be in full force and effect, and all documents and instruments incident to the transactions contemplated by the Purchase Agreement and the Other Agreements shall be satisfactory to Charterhouse and its counsel.

  The obligation of the Company to close on the Second Tranche is subject to the satisfaction or waiver of the following conditions prior to or at the Second Closing Date: (i) the stockholders of the Company shall have approved the issuance of the Second Tranche Debentures at the Meeting; (ii) the representations and warranties of Charterhouse contained in the Purchase Agreement shall be true and correct when made and on the Second Closing Date;
(iii) Charterhouse shall have performed and complied with all covenants and conditions contained in the Purchase Agreement and required to be performed or complied with prior to or at the Second Closing; (iv) Charterhouse shall have delivered to the Company an Officer's Certificate as specified in the Purchase Agreement; and (v) all documents and instruments incident to the transactions contemplated by the Purchase Agreement shall be satisfactory to the Company and its counsel.

  If either party fails to perform its respective obligations at the Second Closing, or if any of the conditions required from either party in connection with the Second Closing are not fulfilled by March 31, 1999, then the party not in default shall have the option to be relieved of all further obligations with respect to the issuance of the Second Tranche Debentures.

  If Charterhouse, as the holder of all of the First Tranche Debentures, were to convert all outstanding Debentures at a conversion price of $15.00 per share, Charterhouse would own approximately 19.9% of the Common Stock of the Company outstanding prior to the issuance of the First Tranche Debentures and the conversion thereof. Assuming that the Debentures Proposal is approved by the stockholders and the Second Tranche Debentures are issued, if Charterhouse, as the holder of all of First Tranche Debentures and the Second Tranche Debentures, were to convert all outstanding Debentures at a conversion price of $15.00 per share, Charterhouse would own approximately 34.0% of the Common Stock of the Company outstanding prior to the issuance of the Debentures and the conversion thereof.

The Debentures

 Maturity

  The Debentures will mature on December 7, 2008.

 Interest

  Interest is payable on the Debentures at a rate of 8% per annum, payable in equal quarterly installments, and at a rate of 10% per annum on any overdue payment of principal or interest. For the period beginning on December 7, 1998 through and including January 1, 2004, interest shall be payable in additional Debentures. From January 2, 2004, interest shall be payable in additional Debentures or in cash, at the Company's option.

 Subordination

  The Debentures are subordinate in right of payment to the Company's Senior Obligations (defined below) in the manner set forth in the Purchase Agreement. Generally, the Company may make scheduled payments on account of outstanding Debentures (including payments of principal, premium, if any, and interest), unless (i) the Company is in default on any payments of principal, premium, if any, or interest on any Senior Obligation, or (ii) the Company is in default of a term or condition of any Senior Obligation, other than a payment default, that gives rise to a payment blockage as described below. During the continuance of any payment default or Payment Blockage Period (as defined below), the Company may not make any scheduled payment on the Debentures (other than in the form of additional Debentures) until and unless the Senior Obligations have been paid in full, unless all holders of Senior Obligations agree otherwise in writing.

  Bank of America National Trust and Savings Association, as agent under the Credit Facility, or a holder of $20,000,000 or more in aggregate principal amount of Senior Obligations may block scheduled payments under the Debentures (other than in the form of additional Debentures) for a specified period (the "Payment Blockage Period") if the Company is in default in the performance or observance of a term or condition of any Senior Obligation that gives the holders of such Senior Obligations the right to declare such Senior Obligations to be due and payable. The Payment Blockage Period begins when the Company receives notice of the payment blockage and ends when: (i) the default is cured or waived; (ii) the holders of Senior Obligations terminate the blockage; or
(iii) 180 days have elapsed since the date of the payment blockage notice, whichever occurs first, except when a default in any payment on the Senior Obligations has occurred or would otherwise result.

  The term "Senior Obligation" includes: (i) all obligations of the Company under the Credit Facility; (ii) all obligations of the Company under any secured debt instrument with an initial principal amount in excess of $5,000,000 that specifies that it is a "Senior Obligation"; (iii) any obligations to a financial institution which is from time to time party to the Credit Facility ("Bank") or its affiliate in connection with (A) any interest rate, currency or commodity swap agreement, cap agreement or collar agreement, or any other arrangement designed to protect the Company against fluctuations in interest rates, currency exchange rates, or commodity prices, or (B) any credit or purchase card issued by such Bank or its affiliate; or (iv) all obligations of the Company to any Bank or affiliate of any Bank in connection with any other credit arrangement that is secured by the Company's assets. The Debentures do not impose a limit on the amount of Senior Obligations the Company may incur. As of December 31, 1998, $18.8 million of obligations of United Road that constituted Senior Obligations were outstanding.

  Upon the acceleration of the maturity of any Senior Obligations, holders of the Debentures may accelerate the scheduled maturity of the Debentures to the extent permitted by the Purchase Agreement, but in no event shall the holders of Debentures be entitled to any cash payment or security on account of the Debentures unless and until the Senior Obligations have been paid in full.

  If any event of default under the Purchase Agreement ("Event of Default") shall occur and be continuing, holders of the Debentures may not accelerate the maturity, institute any proceeding to enforce or collect any obligation in respect of the Debentures, commence or join with any other creditor in commencing bankruptcy or other similar proceedings against the Company, or otherwise exercise any right or remedy in respect of the Debentures, without the prior written consent of the agent under the Credit Facility, until the first to occur of: (i) thirty (30) days after the Debenture holder(s) notify the agent of the Event of Default; (ii) bankruptcy, insolvency or reorganization proceedings against the Company have been ongoing for sixty (60) days, or the Company has itself filed for or acquiesced to such proceedings; or
(iii) the maturity of the Senior Obligations have been accelerated.

  The subordination provisions do not limit the right of the holders of the Debentures to convert the Debentures into Common Stock in accordance with the terms of the Purchase Agreement.

 Affirmative Covenants

  Reporting Requirements. Under the Purchase Agreement, the Company is required to deliver to each holder of at least $5,000,000 aggregate principal amount of the Debentures monthly flash financial reports and operational summaries prepared in the normal course of business. The Company is also required to provide such holders unaudited quarterly reports and audited annual reports consisting of a consolidated balance sheet of the Company and its subsidiaries as at the end of such period, and consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its subsidiaries for such period and, in the case of quarterly reports, for the portion of the fiscal year ending with such quarter.

  The Company will also furnish to each holder of at least $5,000,000 aggregate principal amount of the Debentures copies of financial statements, reports, notices or proxy statements sent to holders of its publicly traded securities generally, and reports, final prospectuses and effective registration statements filed with the SEC.

  Inspection, Notice. Under the Purchase Agreement, holder(s) of at least $5,000,000 aggregate principal amount of the Debentures have the right, at the Company's expense, to visit and inspect the offices and properties of the Company and its subsidiaries, and to examine the Company's books of account and other records as reasonably necessary to keep such holder(s) informed of the Company's affairs, finances and accounts.

  The Company will provide the holder(s) of the Debentures at least twenty (20) days' advance notice of (i) the grant to the Company's stockholders of any rights or warrants to subscribe for or to purchase any shares of capital stock,
(ii) any reclassification of the Company's Common Stock, (iii) any consolidation or merger to which the Company is a party and for which stockholder approval is required or the sale or transfer of all or substantially all of the Company's assets, or (iv) any voluntary or involuntary dissolution, liquidation or winding up of the Company.

  Under the Purchase Agreement, the Company has agreed to deliver to each holder of at least $5,000,000 aggregate principal amount of the Debentures prompt written notice of: (i) an Event of Default or an event which, with the lapse of time or giving of notice would be an Event of Default (a "Default");
(ii) any "reportable event" (as defined in Section 4043(c) of the Employment Retirement Income Security Act of 1974 ("ERISA")) under any employment benefit plan governed by ERISA and administered by or on behalf of the Company or any subsidiary (a "Plan"), (iii) the occurrence or receipt of notice of a proceeding for the termination of, or the appointment of a trustee to administer, any Plan, (iv) the incurrence of any material liability on, or the imposition of any material lien on the assets of, the Company or any subsidiary or ERISA Affiliate (as defined in the Purchase Agreement), under ERISA or the penalty or excise tax provisions of the Internal Revenue Code of 1986, as amended (the "Code") relating to employee benefit plans, and (v) such other data and information relating to the business of the Company or any of its subsidiaries, or relating to the ability of the Company to perform its obligations under the Purchase Agreement, the Other Agreements or the Debentures, as is reasonably requested by any holder of Debentures.

  Compliance with Law. Under the Purchase Agreement, the Company is obligated to comply with all laws, ordinances or governmental regulations, to maintain all certificates, permits, franchises and other governmental authorizations necessary to its business, to maintain insurance for its properties and businesses customary within its industry, and to maintain its properties and assets in good working order. Any failure to do so would constitute an Event of Default under the Purchase Agreement.

  Under the Purchase Agreement, the Company and its subsidiaries are obligated to file all income tax and other tax returns and to pay and discharge all taxes due and payable and all other taxes and similar assessments before they become delinquent, unless the amount, applicability or validity thereof is contested by the Company or the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a material adverse effect on the Company. Except as provided in the Purchase Agreement, the Company has agreed to keep in full force and effect its corporate existence and that of its subsidiaries and all rights and franchises of the Company and its subsidiaries unless, in the good faith judgment of the Company, the failure to do so would not have a material adverse effect on the Company.

 Negative Covenants

  Dividends. The Company and its subsidiaries have agreed not to declare or pay any dividend or make any distribution on account of its capital stock, other than dividends payable to the Company or any of its subsidiaries or payable in connection with a shareholder rights plan.

  Merger or Consolidation. Under the Purchase Agreement, the Company has agreed not to consolidate or merge with any other corporation, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions unless: (i) the transaction does not give rise to a Default or Event of Default under the Purchase Agreement; and (ii) either (A) the successor or resulting entity is solvent and duly organized and existing under the laws of the United States or any state thereof, or (B) the successor or resulting entity assures the holder(s) of the Debentures of its assumption of the obligations of the Company under the Debentures, the Purchase Agreement and the Other Agreements, and of its punctual performance and observance of such obligations.

  Forbearance. The Company has also agreed not to enter into any agreement or instrument or otherwise agree to any covenant that would in any way limit the right of the holder(s) of the Debentures to convert the Debentures into Common Stock.

 Conversion

  Each Debenture holder may, at any time prior to the earlier to occur of December 7, 2008 or the close of business on the business day immediately preceding any scheduled redemption of the Debentures by the Company (described below), upon five business days' prior written notice, convert all or part of its Debentures into fully paid and nonassessable shares of Common Stock. The price at which the Debenture holder(s) may convert the Debentures into Common Stock is $15.00 per share, subject to adjustment as described below (as adjusted from time to time, the "Conversion Price"). Interest that is payable on a Debenture tendered for conversion will be prorated to and payable on the date the Debenture is converted to Common Stock ("Conversion Date").

  Pursuant to the Purchase Agreement, the Conversion Price will be adjusted if:
(i) the Company issues additional shares of Common Stock for a price per share less than 90% of the Current Market Price (as defined below); or (ii) the Company (A) issues options or convertible securities with an exercise price or conversion price that is less than the lower of (1) the Conversion Price then in effect, and (2) 90% of the then Current Market Price, or (B) fixes a record date for the determination of holders of any class of securities then entitled to receive any such options or convertible securities; provided, that the Company will not be required to make any further adjustment in the Conversion Price upon the subsequent exercise of such options or exchange of such convertible securities. In any such event, the Conversion Price will be reduced to reflect the proportionate difference between the amount that the Company would have received had it sold such Common Stock at the Current Market Price (or in the case of options and convertible securities, received an amount equal to the Current Market Price upon the exercise or conversion thereof), and the amount actually obtained by the Company for such issuance.

  The "Current Market Price" per share is the average for the ten consecutive business days before the Conversion Date of the daily closing prices of the Common Stock as reported in the Wall Street Journal, or if not so reported, of the last reported sales price regular way, or if no such sale took place, the average of the reported closing bid and asked prices regular way, in any such case on the Nasdaq National Market or the principal national securities exchange on which the Common Stock is at the time listed, or, if not so listed, the average of the closing bid and asked prices in the over-the-counter market as furnished by any National Association of Securities Dealers member firm selected by the Company.

  If the Company pays or makes an extraordinary dividend or other distribution of Common Stock, the Conversion Price will be proportionately reduced to reflect the increase in outstanding shares of Common Stock. In the event of a stock split or combination of the outstanding shares of Common Stock, the Conversion Price will be adjusted proportionately to reflect the change in number of shares outstanding.

  If the Company issues rights or warrants entitling stockholders to purchase shares of Common Stock at less than the Current Market Price, the Conversion Price will be reduced to reflect the proportionate difference between the amount that the Company would have received had the aggregate of such warrants or rights been exercised at the Current Market Price, and the aggregate exercise price for such warrants or rights. If the rights or warrants can only be exercised upon the occurrence of one or more triggering events, the Conversion Price will only be adjusted when such event or events occur. If the rights or warrants expire before being exercised, the Conversion Price will be re-adjusted as though such unexercised rights or warrants had never been issued.

  If the Company distributes to holders of its Common Stock any of the Company's assets, shares of its capital stock other than Common Stock, or debt securities of the Company (other than a dividend or distribution paid in cash out of the Company's retained earnings or a dividend or distribution referred to above), the Conversion Price will be adjusted by multiplying the Conversion Price in effect on the date fixed for determining stockholders of record entitled to receive such distribution by a fraction, the numerator of which is the Current Market Price on such date less the per-share fair market value of the assets or securities so distributed, and the denominator of which is the Current Market Price.

  If the Company consolidates or merges with another entity (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of the Common Stock), or transfers all or substantially all of its assets while the Debentures remain outstanding, each Debenture holder will be entitled, during the period that such Debenture is otherwise convertible, to convert such Debenture into the kind and amount of cash, securities and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Debenture might have been converted immediately prior to such merger, consolidation, sale or transfer.

  The reclassification of Common Stock into securities other than Common Stock (other than a reclassification upon a consolidation or merger to which the preceding paragraph applies) will be deemed to involve (i) a distribution of such securities to all holders of Common Stock, and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter.

 Optional Redemption

  If the average closing price of the Common Stock for any thirty (30) consecutive trading days following December 7, 2003 exceeds 150% of the Conversion Price, the Company may elect, upon at least thirty (30) days' prior written notice, to redeem all (but not part) of the outstanding Debentures, subject to any holder's right to first convert its Debentures into Common Stock prior to the close of business on the business day immediately preceding the scheduled redemption date, in the manner described above. If the Company makes such an election, the redemption price will equal 100% of the principal amount of such Debentures, together with accrued interest to the date of redemption.

 Repurchase of Debentures Upon A Change of Control

  For purposes of the Purchase Agreement, a "Change of Control" with respect to the Company is defined as a circumstance in which: (i) any person or group (as such terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the beneficial owner of more than 50% of the total voting power of the Company, or a successor to the Company by merger, consolidation, transfer of all or substantially all of the Company's assets or otherwise; or (ii) during any consecutive twelve-month period following December 7, 1998, the Directors at the beginning of such period and their successors cease to comprise a majority of the Board.

  Pursuant to the Purchase Agreement, in the event of a Change of Control, the Company must make an offer to each holder of Debentures to purchase for cash all or any part of such holder's Debentures on a date that is no later than sixty (60) business days after the Change of Control at (i) 106.5% of the principal amount of the Debentures if the Change of Control occurs on or prior to December 7, 2003, or (ii) 103% of the principal amount of the Debentures if the Change of Control occurs after December 7, 2003, in each case together with accrued and unpaid interest to the date of purchase. In such event, each holder of Debentures will have the option to tender such holder's Debentures for redemption. The Company's offer must be made within ten (10) business days following the event giving rise to the Change of Control, and the offer must remain open for twenty (20) business days from the date of such offer.

 Registration

  The Debentures have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are not required to be registered. The Debentures may not be resold unless they are registered, they fall within an exemption from registration under the Securities Act, or neither such registration nor such an exemption is required by law.

 Survival of Representations

  All representations and warranties contained in the Purchase Agreement will survive and may be relied upon by any permitted transferee of a Debenture until thirty (30) days after Charterhouse receives the audited financial statements of the Company for the year ended December 31, 1999.

 Events of Default

  An Event of Default will exist under the Purchase Agreement if any of the following conditions or events occur and are continuing:

    (a) the Company defaults in payment of principal or premium on any Debenture when such payment becomes due and payable;

    (b) the Company defaults in the payment of any interest on any Debenture for more than ten (10) business days after such payment becomes due and payable;

    (c) the Company defaults in the performance of or compliance with its negative covenants in the Purchase Agreement relating to mergers or consolidations (described above);

    (d) the Company fails to perform or comply with any other term of the Purchase Agreement and such default is not remedied within thirty (30) days after a responsible officer of the Company obtains actual knowledge of such default or the Company receives written notice of such default from any holder of a Debenture, whichever occurs first;

    (e) any written representation or warranty made in connection with the Purchase Agreement or the Other Agreements proves to be materially false or incorrect;

    (f) the Company or a significant subsidiary is in default (beyond any grace period) in the payment of any principal, premium or interest on indebtedness that is outstanding in an aggregate principal amount of at least $1,000,000, or is in default in the performance or compliance with any term of any indebtedness in an aggregate outstanding principal amount of at least $1,000,000 or any other agreement relating thereto, and as a result of such default, such indebtedness has become or been declared due and payable before its stated maturity or regularly scheduled payment dates;

    (g) the Company or any significant subsidiary (i) is generally not paying or admits in writing that it is unable to pay its debts as they become due,
  (ii) files a petition for relief or reorganization under any bankruptcy or similar law, or consents to such a filing, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other similar officer, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing;

    (h) a court or governmental authority enters an order appointing a custodian or other similar officer with respect to the Company or any significant subsidiary or any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or liquidation or taking advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering its dissolution, winding-up or liquidation, or any such petition is filed and not dismissed within sixty (60) days;

    (i) a final judgment or judgments for the payment of money in excess of $2,000,000 is rendered against the Company or a significant subsidiary and remains outstanding after sixty (60) days; or

    (j) a violation of Section 4975 of the Code or of Section 406 of ERISA occurs which has a reasonable likelihood of resulting in liability to the Company, or the Company or an affiliate files a notice to voluntarily terminate any Plan in a distress termination, or the Company or any affiliate incurs withdrawal liability in excess of $50,000 with respect to any Multiemployer Plan (as such term is defined under ERISA), or incurs an accumulated funding deficiency or requests a funding waiver from the Internal Revenue Service with respect to any Plan subject to Title IV of ERISA, provided that any such event described in this subsection (j) must have a material adverse effect on the Company in order to constitute an Event of Default.

  If an Event of Default with respect to the Company occurs pursuant to (g) or
(h) above, the Debentures will automatically become immediately due and payable.

  If an Event of Default occurs pursuant to (a) or (b) above, any holder(s) of Debentures affected by such Event of Default may at any time declare all of the Debentures held by it or them to be immediately due and payable.

  If any other Event of Default occurs, the holder(s) of at least 50% in principal amount of the Debentures may at any time at their option, by notice to the Company declare, all then outstanding Debentures, together with all accrued and unpaid interest thereon, to be immediately due and payable. However, if the holder(s) of at least 50% in principal amount of the Debentures elect to accelerate the maturity of the Debentures as described above, the resulting acceleration and its consequences may be rescinded and annulled if holder(s) of at least 25% in principal amount of the

Debentures provide written notice thereof to the Company, and (i) the Company has paid all overdue interest on outstanding Debentures, all principal of and premium, if any, on any Debentures that are due and payable other than by reason of such declaration and are unpaid, and all interest on such overdue principal, and any overdue interest in respect of the Debentures, at the default interest rate of 10%, (ii) all defaults have been cured or waived, other than non-payment of amounts that are due solely because of the acceleration, and (iii) no judgment or decree has been entered for the payment of any monies due.

  Irrespective of any acceleration of the maturity of the Debentures, if a Default or Event of Default has occurred and is continuing, the holder(s) of at least 50% in principal amount of the Debentures may protect and enforce their rights by taking legal action or other appropriate proceeding. Notwithstanding any of the foregoing, any holder of Debentures has the absolute and unconditional right to receive payment of the principal, premium if any, and interest on its Debentures and to institute suit for the enforcement of any such payment. Should Debenture holder(s) pursue enforcement or collection proceedings in connection with an Event of Default, the Company will reimburse the holder(s) for all costs and expenses incurred in connection with such proceedings.

 Indemnification

  Under the Purchase Agreement, the Company has agreed to indemnify Charterhouse and its affiliates for all claims asserted against any such party that arise out of any inaccuracy or breach of any representation or warranty of the Company or any breach of a covenant or obligation of the Company contained in the Purchase Agreement. The Company's indemnification obligation is not limited by any investigation of the Company performed by Charterhouse prior to Closing. Charterhouse has agreed to indemnify the Company and its affiliates for all claims against such party that arise out of any inaccuracy or breach of any representation or warranty of Charterhouse contained in the Purchase Agreement.

  If a claim arises as a result of which one party becomes obligated to indemnify the other party, the party seeking indemnification must provide the indemnifying party with prompt written notice of any claim. Failure to provide such notice will not limit the indemnification obligation except to the extent that such failure materially prejudices the rights of the indemnifying party.

  Generally, the indemnifying party has the right to undertake the defense of the claim. If the indemnifying party fails to defend such claim, the indemnified party may defend the claim on behalf of and for the account and risk of the indemnifying party. Notwithstanding the foregoing, if there is a reasonable probability that a claim for which indemnification is available would materially and adversely affect the indemnified party, other than as a result of money damages, the indemnified party will have the right to participate in the defense, compromise or settlement of such claim at the expense of the indemnifying party. In no event may the indemnifying party consent, without the approval of the indemnified party, to any settlement or compromise which does not include an unconditional release of the indemnified party from all liability for such claim.

 Modifications

  The Debentures, the Purchase Agreement, the Investors Agreement and the Registration Rights Agreement may be amended, and the observance of any term thereof may be waived, with the written consent of the Company and holders of at least 50% in aggregate principal amount of the Debentures at the time outstanding (exclusive of Debentures held by the Company or any affiliate). However, no amendment or waiver of the provisions of certain specified sections of the Purchase Agreement will be effective as to Charterhouse unless consented to by Charterhouse in writing. In addition, no amendment or waiver may (i) change the amount or time of payment or method of computation of interest (except the provisions regarding acceleration or rescission in the case of an Event of Default), (ii) change the percentage of the principal amount of Debentures which are required to consent to an amendment or waiver, or (iii) amend certain specified sections of the Purchase Agreement without the written consent of the holder of each Debenture at the time outstanding affected by such amendment or waiver.

 Transaction Fees and Expenses

  At each Closing, the Company has agreed to pay a fee equal to one percent (1%) of the principal amount of the Debentures issued at such Closing to Charterhouse Group International, Inc. ("Charterhouse International"), an affiliate of Charterhouse. The Company has also agreed to pay all reasonable out-of-pocket fees and expenses incurred by Charterhouse in connection with the issuance of the Debentures up to a maximum of $500,000, whether or not the Second Closing occurs. This includes the reasonable fees and expenses of a special counsel, accountants and other representatives engaged by Charterhouse in connection with the transaction. The Company has also agreed to pay all fees and expenses in connection with any amendments, waivers or consents under the Purchase Agreement or the Other Agreements or in connection with any future required filings by Charterhouse under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 related to the issuance of the Debentures.

Other Agreements

Investors Agreement

 Composition of Board

  Pursuant to the Investors Agreement dated as of November 19, 1998 between the Company and Charterhouse (the "Investors Agreement"), concurrently with the First Closing, the Company's Board of Directors was increased from eight to ten members, and the two vacancies created thereby were filled by Merril H. Halpern and Robert L. Berner, III, both nominees designated by Charterhouse. Mr. Halpern is Chairman of the Board and Chief Executive Officer of Charterhouse International. Mr. Berner is a Managing Director of Charterhouse International. Charterhouse International is an affiliate of Charterhouse. See "Principal Stockholders." Mr. Berner's term on the United Road Board of Directors will expire at the Company's annual meeting of stockholders in 2000, and Mr. Halpern's term on the United Road Board of Directors will expire at the Company's annual meeting of stockholders in 2001. The Investors Agreement further provides that, effective upon the Second Closing, the Company's Board of Directors shall be increased from ten to eleven members and Charterhouse will have the right to designate an additional nominee to fill the vacancy created thereby.

  If the Second Closing does not occur, for so long as Charterhouse and its "Permitted Transferees" (defined below) are the beneficial owners of at least 50% of the aggregate number of shares of Common Stock into which the Debentures held by Charterhouse and its Permitted Transferees were convertible as of the First Closing, Charterhouse will have the right to nominate two persons for election to the Company's Board of Directors. For so long as Charterhouse and its Permitted Transferees are the beneficial owners of at least 17% but less than 50% of such shares, Charterhouse will have the right to nominate one person for election to the Company's Board.

  If the Second Closing does occur, for so long as Charterhouse and its Permitted Transferees are the beneficial owners of at least 50% of the aggregate number of shares of Common Stock into which the Debentures held by Charterhouse and its Permitted Transferees were convertible as of the Second Closing, Charterhouse will have the right to nominate three persons for election to the Company's Board of Directors. For so long as Charterhouse and its Permitted Transferees are the beneficial owners of at least 25% but less than 50% of such shares, Charterhouse will have the right to nominate two persons for election to the Company's Board. For so long as Charterhouse and its Permitted Transferees are the beneficial owners of at least 10% but less than 25% of such shares, Charterhouse will have the right to nominate one person for election to the Company's Board.

 Approval Rights

  Under the Investors Agreement, the Company may not take any of the following actions without the approval of a majority of Charterhouse's designees to the Board who are present at the relevant Board meeting: (i) any declaration or payment of any dividend or other payment to holders of any securities that are junior to the Debentures other than scheduled interest and principal payments;
(ii) any increase in the size of the Board of Directors other than the increases provided for in the preceding paragraph; (iii) any action (other than the election of directors) requiring stockholder approval under the Delaware General Corporation Law or under the rules of the Nasdaq (or any other exchange on which the Common Stock may from time to time trade); (iv) any adoption of a shareholders rights plan; provided, that the Charterhouse designees shall not unreasonably withhold approval of a proposed shareholders rights plan, and that the triggering event under any such shareholders rights plan with respect to Charterhouse and its Permitted Transferees shall be the beneficial ownership of more than 35% of the outstanding Common Stock of the Company by any such entity, or if Charterhouse and its Permitted Transferees are acting in concert, the beneficial ownership of more than an aggregate of 35% of the outstanding Common Stock of the Company by Charterhouse and its Permitted Transferees.

  The Company has further agreed not to take or approve any transaction between the Company and any entity that directly or indirectly controls, is controlled by, or is under common control with, the Company (other than a subsidiary of the Company) without the approval of the Board of Directors, acting by a majority of the disinterested directors.

  The foregoing approval rights terminate on the earlier to occur of: (i) the date on which Charterhouse and its Permitted Transferees beneficially own Shares (as defined below) representing less than 10% of the aggregate number of Shares into which the outstanding Debentures were convertible as of the Second Closing if the Second Closing occurs, or less than 10% of the aggregate number of shares into which the outstanding Debentures were convertible as of the First Closing, if the Second Closing does not occur; and (ii) the date on which all of the Debentures have been converted into Common Stock.

  For purposes hereof, "Shares" means, at any time, the aggregate amount of (i) the shares of Common Stock at the time held by Charterhouse or its Permitted Transferees, and (ii) any shares of Common Stock Charterhouse or its Permitted Transferees have the right to receive upon the exercise of options or warrants or upon the conversion of all Debentures or other convertible securities of the Company (other than the Debentures) at the time held by them.

 Standstill Obligation

  Under the Investors Agreement, Charterhouse has agreed not to: (i) acquire any securities of the Company if, after such acquisition, Charterhouse would beneficially own more than 35% of the voting power of the Company's outstanding securities; or (ii) acquire or attempt to acquire, directly or indirectly, control of the Company or of any of the Company's businesses or assets, unless previously agreed to by the Company in writing (the "Standstill Obligation"). This Standstill Obligation terminates on the earlier to occur of: (i) the date on which Charterhouse and its Permitted Transferees no longer beneficially own any Shares; or (ii) the maturity date of the Debentures.

 Restriction on Transfer

  Pursuant to the Investors Agreement, Charterhouse may transfer the Debentures or any Shares received upon conversion of the Debentures only to: (i) an affiliate of Charterhouse, or (ii) upon the prior written consent of the Company, which consent may not be unreasonably withheld, to a party which agrees to be bound by the provisions of the Investors Agreement (other than the Standstill Obligation) in a transaction exempt from registration under the Securities Act (a "Permitted Transferee").

Registration Rights

  In conjunction with the Purchase Agreement, the Company entered into a Registration Rights Agreement dated as of November 19, 1998 with Charterhouse (the "Registration Rights Agreement") under which, at any time after December 7, 1999, holders of at least 50% in the aggregate of outstanding Registrable Securities (defined below) have the right to require (each, a "Demand Registration Right") the Company to file a registration statement under the Securities Act to register the Registrable Securities that such holders request to be registered and to use its best efforts to have such registration statement declared effective. "Registrable Securities" means any shares of Common Stock into which the Debentures have been converted or are convertible and any other shares of Common Stock acquired by Charterhouse after November 19, 1998.

  If a Demand Registration Right is exercised for purposes of an underwritten offering of Registrable Securities, a holder of Registrable Securities may have its shares included in the registration statement only if it participates in the underwritten offering. If the underwriter concludes that marketing factors require limiting the number of shares to be included in an offering, the number of shares to be included in such offering will be allocated (i) first, proportionately among the holder(s) initiating the registration request, (ii) second, proportionately among all other holder(s) of Registrable Securities that have elected to participate in the offering, and
(iii) thereafter, among any other holders of Common Stock who have exercised piggyback registration rights to participate in the offering.

  The Company is obligated to effect only two (2) registrations pursuant to Charterhouse's Demand Registration Rights; provided that, if registration pursuant to Form S-3 or any similar "short-form" registration statement is available, the Company will be required to effect as many registrations as may be requested by holder(s) of Registrable Securities (but not more than one (1) per calendar quarter). In any event, the Company will not be required to effect more than one (1) registration pursuant to Charterhouse's Demand Registration Rights (other than a "short-form" registration on Form S-3) in any six (6) month period, and no more than two (2) underwritten offerings in any twelve-month period.

  The Company may defer filing a registration statement under a Demand Registration Right for up to one hundred twenty (120) days after receipt of the request therefor, if in the good faith judgment of the Board of Directors, such filing would be detrimental to the Company and its stockholders, and the Company furnishes the holder(s) initiating the registration request with a letter signed by the Company's President to such effect. The Company may not utilize this right for more than an aggregate of one hundred twenty (120) days in any twelve-month period. In addition, if the holders(s) of Registrable Securities exercise a Demand Registration Right during a time at which the Company has fixed plans to file within sixty (60) days of such request a registration statement under the Securities Act covering the sale of any of its securities in a public offering (a "Company Registration"), the Company will not be required to honor the Demand Registration Right until ninety (90) days after the effective date of such Company Registration, so long as the Company
(i) proceeds diligently with the Company Registration, and (ii) provides the holder(s) of Registrable Securities with the right to participate in such offering. In the event the Company proposes to register any of its Common Stock under the Securities Act in connection with a public offering of such stock solely for cash (other than a registration on Form S-8 or Form S-4), the Company will use its best efforts to permit the holder(s) of Registrable Securities to include their shares in such registration.

  The Company has agreed to bear all expenses, other than underwriting discounts and commissions, in connection with the exercise of a Demand Registration Right or a Company Registration.

  Pursuant to the Registration Rights Agreement, the Company has agreed to indemnify each holder of Registrable Securities and such holder's successors, affiliates and controlling persons, against any losses, claims, damages or liabilities ("Claims") to which they may become subject under the Securities Act, the Exchange Act or other federal or state securities law ("Securities Laws") insofar as such Claims arise out of a violation of any Securities Law or any rule or regulation thereunder ("Violation"), except to the extent that the Claim arises out of or is based upon a Violation which occurs in reliance upon written information furnished expressly for use in connection with such registration by such holder. In addition, each selling holder has agreed to indemnify the Company and its successors, affiliates and controlling persons, against any Claims to which such person becomes subject under any Securities Law to the extent such Claims arise out of any Violation and to the extent that such Violation occurs in reliance upon written information furnished by such holder expressly for use in connection with such registration; provided, that, in no event shall the liability of any holder exceed the net proceeds from the offering received by such holder. To the extent that any such indemnification is unavailable, the Registration Rights Agreement provides for certain rights of contribution accruing to the party otherwise entitled to indemnification. Certain procedures relating to indemnification and the defense of claims are set forth in the Registration Rights Agreement.

  In order to permit a holder to sell Registrable Securities to the public without registration or pursuant to a "short form" registration statement, the Company has agreed to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; (ii) take such action as is necessary to enable the holders to utilize a "short form" registration statement for the sale of Registrable Securities; (iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (iv) furnish to any holder, so long as the holder owns any Registrable Securities, upon request,
(A) a written statement by the Company that it has complied with the reporting requirements of Rule 144 or that it qualifies as a registrant whose securities may be resold pursuant to a "short form" registration statement, (B) a copy of reports and documents filed by the Company with the SEC, and (C) such other information as may be reasonably requested by a holder to permit such a sale of Registrable Securities.

  The registration rights may be assigned in whole or in part by a holder to one or more Permitted Transferees of not less than ten percent (10%) of the Registrable Securities owned by such holder, on the condition that such transferee delivers to the Company a written instrument agreeing to be bound by the obligations imposed on holders under the Registration Rights Agreement.

  From and after November 19, 1998, the Company has agreed not to enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under the Registration Rights Agreement, without the prior written consent of holders of a majority of the Registrable Securities then outstanding, unless under the terms of such agreement, such holder or prospective holder may include securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of Registrable Securities a holder of Registrable Securities may include therein.

  Recommendation: The Board of Directors of United Road recommends that the stockholders vote "FOR" the Debentures Proposal.

                        FINANCIAL AND OTHER INFORMATION

  United Road was formed in July 1997 to become a leading national provider of motor vehicle and equipment towing, recovery and transport services. On May 6, 1998, the Company simultaneously completed the acquisition of seven motor vehicle and equipment towing, recovery and transport service businesses (the "Founding Companies") and an initial public offering of its Common Stock. Between May 6, 1998 and December 31, 1998, the Company acquired a total of 34 additional motor vehicle and equipment towing, recovery and transport service businesses.


Financial Information

  Financial statements for United Road Services, Inc., the Founding Companies, and the eleven companies that the Company has acquired since May 6, 1998 whose separate financial statements are required to be included in this Proxy Statement (the "Selected Acquired Companies") are included herein at pages F-11 through F-177 and incorporated herein by reference. Unaudited pro forma combined financial statements for United Road Services, Inc., the Founding Companies and the Selected Acquired Companies are included herein at pages F-4 through F-10 and incorporated herein by reference.

Management's Discussion and Analysis of Financial Condition and Results of Operations

  The following discussion and analysis should be read in conjunction with the unaudited pro forma combined financial statements included elsewhere herein. In addition to the historical information contained herein, the discussion in this Proxy Statement contains forward-looking statements that involve risks and uncertainties, such as statements of the Company's plans, objectives, expectations and intentions. The cautionary statements made in this Proxy Statement should be read as being applicable to all related forward-looking statements wherever they appear. The Company's actual results could differ materially from those discussed herein. Factors that could cause or contribute to such differences include the Company's limited operating history; risks related to the acquisition and integration of additional towing, recovery and transport companies; the Company's future capital requirements; competition; the need for integrated information technology systems; the Company's dependence on relationships with municipalities and law enforcement agencies; government regulation; potential exposure to environmental liability; labor relations and periodic fluctuations in operating results, as well as those discussed elsewhere in this document.

Introduction

  The Company provides a broad range of towing, recovery, transport and related services. These services include:

  . towing, impounding and storing motor vehicles;

  . conducting lien sales and auctions of abandoned vehicles;

  . recovering heavy-duty commercial vehicles; and

  . transporting new and used vehicles and heavy construction equipment.

  The Company derives revenue from towing, recovery and transport services based on distance, time or fixed charges and from related impounding and storage fees. If an impounded vehicle is not collected within a period prescribed by law (typically between 30 and 90 days), the Company completes lien proceedings and sells the vehicle at auction or to a scrap metal facility, depending on the value of the vehicle. Depending on the jurisdiction, the Company either may keep all the proceeds from the vehicle sales, or keep the proceeds up to the amount of the towing and storage fees and pay the remainder to the municipality or law enforcement agency. The Company provides these services in some cases under contracts with municipalities or police, sheriff and highway patrol departments. In other cases, these services are provided to municipalities or law enforcement agencies without a long-term contract. The prices charged by the Company for towing and storage of impounded vehicles for municipalities or law enforcement agencies are limited by contractual provisions or local regulation.

  The Company's cost of revenue consists primarily of the following:

  . salaries and benefits of drivers, dispatchers, supervisors and other employees;

  . fees charged by subcontractors;

  . fuel;

  . depreciation, repairs and maintenance;

  . insurance;

  . parts and supplies;

  . other vehicle expenses; and

  . equipment rentals.

  The Company's selling, general and administrative expenses consist primarily of the following:

  . compensation and benefits to sales and administrative employees;

  . fees for professional services;

  . advertising; and

  . other general office expenses.

  In the case of law enforcement and private impound towing, the Company is paid either by the owner of the impounded vehicle when the owner claims the vehicle or from the proceeds of lien sales or auctions. With respect to the Company's other operations, customers are billed upon completion of the Company's services, with payment due within 30 days. The Company recognizes revenue as follows:

  . towing revenue is recognized at the completion of each towing engagement;

  . transport and recovery revenue is recognized upon the delivery of the vehicle or equipment to its final destination; and

  . revenue from auction sales is recorded when title to the vehicles has been transferred.

  The Company recognizes expenses related to the generation of revenue as they are incurred.

  At the time of its initial public offering in May 1998, the Company acquired the seven Founding Companies. Between May 6, 1998 and December 31, 1998, the Company acquired a total of 34 additional motor vehicle and equipment towing, recovery and transport service businesses for aggregate consideration of approximately $79.6 million in cash, 2,918,608 shares of Common Stock and the assumption of approximately $23.2 million of indebtedness.

  Due to the number of acquisitions completed to date, this management's discussion and analysis addresses both the Company's historical and pro forma results of operations and financial condition. The historical discussion addresses the Company's actual results of operations as shown in its financial statements for the nine months ended September 30, 1998 and the year ended December 31, 1997 (its first year of operations). The historical results for the nine months ended September 30, 1998 include the results of all businesses acquired prior to September 30, 1998 from their respective dates of acquisition.

  The pro forma discussion addresses the Company's results of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997, assuming that the Founding Companies and the Selected Acquired Companies were acquired on January 1, 1997, with certain pro forma adjustments as described in the notes to the Unaudited Pro Forma Combined Financial Statements contained elsewhere in this Proxy Statement. The pro forma results of operations are not necessarily indicative of the results that would have been obtained had these businesses actually been acquired on January 1, 1997 or of the Company's future results.

  The results of operations of the Founding Companies and the Selected Acquired Companies reflect different tax structures (S corporations or C corporations) which have influenced the historical level of owner compensation. Gross profit margins and selling, general and administrative expenses as a percentage of net revenue may not be comparable among the various acquired companies. Owners of such companies have agreed to certain reductions in their compensation and benefits in connection with the Company's acquisition of their businesses. The aggregate amount of such reductions, had they been in effect in 1997, would have been $6.7 million and the aggregate amount of such reductions, had they been in effect during the nine months ended September 30, 1998, would have been $3.5 million. These reductions have been reflected as adjustments in the Unaudited Pro Forma Combined Statement of Operations.

Results of Operations

Pro Forma Results for the Nine Months Ended September 30, 1998

  Net Revenue. Pro forma net revenue was $129.4 million for the nine months ended September 30, 1998. Pro forma cost of revenue was $90.3 million for the nine months ended September 30, 1998, or 69.8% of pro forma net revenue. The pro forma net revenue reflects the results of all businesses acquired since their respective date of acquisition. The most significant component of pro forma cost of revenue was labor and subcontractor costs. Pro forma gross profit was $39.1 million for the nine months ended September 30, 1998, or 30.2% of pro forma net revenue.

  Expenses and Income From Operations. Pro forma selling, general and administrative expenses were $20.2 million for the nine months ended September 30, 1998, or 15.6% of pro forma net revenue. The most significant component of pro forma selling, general and administrative expenses was administrative salaries and benefits. Pro forma amortization of goodwill was $3.0 million, or 2.3% of pro forma net revenue. Pro forma income from operations was $15.9 million, or 12.3% of pro forma net revenue, for the nine months ended September 30, 1998. Pro forma other expenses, net were $2.9 million, or 2.2% of pro forma net revenue, for the nine months ended September 30, 1998.

  Income Tax Expense. Pro forma income tax expense was $6.1 million, or 4.7% of pro forma net revenue, for the nine months ended September 30, 1998.

  Net Income. Pro forma net income was $7.0 million, or 5.4% of pro forma net revenue, for the nine months ended September 30, 1998.

Pro Forma Results for the Year Ended December 31, 1997

  Net Revenue. Pro forma net revenue was $143.3 million for the year ended December 31, 1997. Pro forma cost of revenue was $101.1 million for the year ended December 31, 1997, or 70.5% of pro forma net revenue. The most significant component of pro forma cost of revenue was labor and subcontractor expenses. Pro forma gross profit was $42.3 million for the year ended December 31, 1997, or 29.5% of pro forma net revenue.

  Expenses and Income From Operations. Pro forma selling, general and administrative expenses were $22.9 million for the year ended December 31, 1997, or 16.0% of pro forma net revenue. The most significant component of pro forma selling, general and administrative expenses was administrative salaries and benefits. Pro forma amortization of goodwill was $3.8 million, or 2.6% of pro forma net revenue. Pro forma income from operations was $15.6 million, or 10.9% of pro forma net revenue, for the year ended December 31, 1997. Pro forma other expenses, net were $3.8 million, or 2.7% of pro forma net revenue, for the year ended December 31, 1997.

  Income Tax Expense. Pro forma income tax expense was $5.9 million, or 4.1% of pro forma net revenue, for the year ended December 31, 1997.

  Net Income. Pro forma net income was $5.8 million, or 4.1% of pro forma net revenue, for the year ended December 31, 1997.

Historical Results for the Nine Months Ended September 30, 1998

  Net Revenue. Net revenue was $44.8 million for the nine months ended September 30, 1998. Cost of revenue was $32.1 million, or 71.5% of net revenue, for the nine months ended September 30, 1998, consisting primarily of $17.0 million in labor and subcontractor costs. This resulted in a gross profit of $12.8 million, or 28.5% of net revenue for the nine months ended September 30, 1998.

  Expenses and Income From Operations. Selling, general and administrative expenses were $7.6 million, or 16.9% of net revenue, for the nine months ended September 30, 1998. These expenses consisted primarily of $3.9 million in salary and wages and resulted in income from operations of $4.3 million, or 9.6% of net revenue. Other income (expense) was $89,000, or 0.2% of net revenue, for the nine months ended September 30, 1998.

Historical Results for the Year Ended December 31, 1997

  No net revenue or cost of revenue was generated for the period July 25, 1997 (inception) through December 31, 1997. Selling, general and administrative expenses were $174,000 for this period. No other income (expense) or tax benefit were generated, resulting in a net loss of $174,000 for the period.

Liquidity and Capital Resources

  As of September 30, 1998, the Company had approximately:

  . $2.3 million of cash and cash equivalents,

  . $1.2 million of working capital, and

  . $29.9 million of outstanding indebtedness.

  In the nine months ended September 30, 1998, the Company (i) generated $4.8 million of cash from operations, primarily due to increases in accounts payable and accrued expenses, (ii) used $98.4 million of cash in investing activities (primarily relating to acquisitions of businesses) and (iii) used $95.8 million of cash in financing activities. The Company's financing activities consisted of reductions in long-term debt and capital lease obligations of $20.6 million. These amounts were offset by cash proceeds from issuance of stock and debt of $117.0 million.

  The Company has a Credit Facility with a group of banks that enables it to borrow up to $90.0 million on a revolving basis. The Credit Facility terminates in October 2001, at which time all outstanding indebtedness will be due. Borrowings under the Credit Facility accrue interest, at the Company's option, at either (a) the base rate (which is equal to the greater of (i) the federal funds rate plus 0.5% and (ii) Bank of America's reference rate), or (b) the eurodollar rate (which is equal to Bank of America's reserve adjusted eurodollar rate plus a margin ranging from 1.5% to 2.5% per annum).

  The Company's obligations under the Credit Facility are guaranteed by each of its subsidiaries. The Company's obligations and the obligations of its subsidiaries under the Credit Facility and related guarantees are secured by substantially all of the Company's assets, the assets of its subsidiaries and the stock of its subsidiaries. Under the Credit Facility, the Company must comply with various loan covenants, including maintenance of certain financial ratios, restrictions on additional indebtedness, and restrictions on liens, guarantees, advances and dividends. In addition, the Company's ability to borrow under the Credit Facility is subject to customary drawing conditions. The Credit Facility also requires prior approval by the banks of certain acquisitions. As the Company borrows amounts under the Credit Facility to finance capital expenditures, its interest expense will increase. In connection with the Credit Facility, the Company issued to Bank of America a warrant to purchase 117,789 shares of Common Stock at an exercise price of $13.00 per share, subject to adjustment as provided in the warrant. The warrant expires on June 16, 2003.

  On November 19, 1998, the Company entered into a Purchase Agreement with Charterhouse providing for the issuance to Charterhouse of up to $75 million aggregate principal amount of Debentures. The Debentures are convertible into Common Stock at any time, at Charterhouse's option, at an initial exercise price of $15.00 per share, subject to adjustment as provided in the Purchase Agreement. The conversion price exceeded the fair market value of the Common Stock on the date of execution of the Purchase Agreement. Following five years after the date of first issuance, the Debentures are redeemable at the Company's option at 100% of their principal amount if the average closing price of the Common Stock exceeds 150% of the conversion price over a thirty day period. The Company issued $43.5 million aggregate principal amount of Debentures to Charterhouse at a first closing on December 7, 1998. Issuance of the remaining $31.5 million aggregate principal amount of Debentures to Charterhouse is subject to approval of the Company's stockholders. The Debentures bear interest at a rate of 8% annually, payable in kind for the first five years following issuance, and thereafter either in kind or in cash, at the Company's discretion. Pursuant to the Purchase Agreement, the Company has agreed to pay Charterhouse a fee of 1% of the principal amount of the Debentures issued at each closing. The Company has also agreed to pay certain fees and expenses incurred by Charterhouse in connection with the transaction.

  The Company's accounting and financial reporting activities are centralized at its headquarters in Albany, New York. In addition, the Company is in the process of developing a national dispatch system for its transport operations. As of September 30, 1998, the Company had spent approximately $3.2 million to install its integrated information system. Although management expects that the Company will need to upgrade and expand this system in the future, it cannot currently quantify the amount that the Company will need to spend to do so.

  The Founding Companies spent an aggregate of $2.4 million on purchases of property and equipment, including towing, recovery and transport vehicles, during the three months ended March 31, 1998. United Road spent $5.1 million on purchases of property and equipment (including amounts spent in connection with installation of the integrated information system) during the nine months ended September 30, 1998. The Company expects to make capital expenditures of an additional $3.9 million during the remainder of 1998. The Company expects to fund these expenditures from earnings and related cash flow.

  Between May 6, 1998, when the Company completed its initial public offering and acquired the Founding Companies, and December 31, 1998, the Company acquired 34 other motor vehicle and equipment towing, recovery and transport businesses for aggregate consideration of $79.6 million in cash, 2,918,608 shares of Common Stock and the assumption of approximately $23.2 million of indebtedness. The cash portion of these acquisitions was funded through proceeds from the initial public offering and long term borrowings under the Credit Facility. In addition, the Company has entered into a definitive agreement to acquire MPG Transco, Ltd., for aggregate consideration of approximately $29.5 million, consisting of approximately $10.4 million in cash, 996,351 shares of Common Stock and the assumption of approximately $4.4 million of indebtedness.

  The Company intends to continue to pursue acquisition opportunities and to expand through internal growth. The Company expects to fund future acquisitions and its ongoing liquidity needs through the issuance of additional Common Stock, borrowings, including use of amounts available under the Credit Facility, and cash flow from operations.

Year 2000 Compliance

  There has been a great deal of public discussion regarding the possibilities of a "year 2000 problem." The issue arises because many existing computer programs only use the last two digits to refer to a year and therefore do not properly recognize that a year that ends with "00" (i.e. "2000") should follow the year that ends with "99" (i.e. "1999"). If not corrected, it is possible that many computer applications will fail or create errors. No one knows the extent of the potential impact of the year 2000 problem generally.

  The Company has taken a variety of steps in an effort to assess its readiness for this year 2000 situation. The Company has considered whether it will have a year 2000 problem with regard to:

  National Operations. The Company has recently centralized its accounting and financial reporting activities at its headquarters in Albany, New York. The software that the Company has implemented in this regard is year 2000 compliant. In addition, in order to make its transport operations more efficient, the Company is in the process of developing a national dispatch system to replace the local systems that are currently in use. The proposed national transport system is year 2000 compliant and the Company expects that it will be installed prior to January 1, 2000. If an unforseeable event were to make the Company unable to install the national transport system by January 1, 2000, the Company would need to rely on its local transport dispatch systems, which may not be year 2000 compliant. If the local transport dispatch systems become inoperable, the Company expects that it will be able to perform such functions manually, although not as efficiently. The Company cannot now predict the likelihood, extent or impact of such effects on its results of operations or financial condition. The Company's payroll operations are managed by a national payroll processor which has informed the Company that it is year 2000 compliant.

  Local Operations. Certain of the operating functions of some of the companies the Company has acquired are computerized. The Company has reviewed these systems and determined that some are not year 2000 compliant. In order to make its operations more efficient (and to address year 2000 issues), the Company intends to replace all of the local operating systems with standardized operational software which has been certified as year 2000 compliant. The Company expects this replacement to be completed by January 1, 2000. In the event that the Company is not able to install new software, it would need to rely on its existing systems. While the computerized systems make the Company more efficient, if they were to become inoperable, the Company believes it can perform all necessary functions manually, although not as efficiently. The Company cannot now predict the likelihood, extent or impact of such effects on its results of operations or financial condition.

  Vendors and Customers. The Company is currently developing a plan to review with its significant vendors, customers and financial institutions their individual year 2000 compliance. Such a review has not yet been formally commenced. As a result, it is difficult to predict the impact that year 2000 problems at the Company's vendors, customers or financial institutions will have on the Company.

  As of September 30, 1998, the Company had spent approximately $3.2 million to install its integrated information system. The Company is not now able to estimate the costs it will incur to fully install its national transport system or to replace its local operating systems. Other than ensuring that its centralized systems are year 2000 compliant, given that its operations and its interactions with its vendors and customers have historically been conducted in a substantially manual mode, the Company has not developed a contingency plan to guide its responses to year 2000 problems if and when they may arise. Management intends to continue to examine the year 2000 issue as it potentially impacts the Company and will develop a contingency plan if it believes one is necessary. The Company cannot predict the likelihood that year 2000 problems will cause a significant disruption in the economy as a whole.

                             PRINCIPAL STOCKHOLDERS

  The following table sets forth as of December 31, 1998 the beneficial ownership of the Common Stock by: (i) each person who is known by the Company to own beneficially 5% or more of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated below, each of the entities and persons named in the tables has sole voting and investment power with respect to all shares of Common Stock beneficially owned. For purposes of these tables, a person or group of persons is deemed to have "beneficial ownership" as of a given date of any shares which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named below on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each of the individuals or entities named in the tables below is the principal executive offices of United Road.

                                                    Number of Shares  Percentage
Name                                               Beneficially Owned of Shares
----                                               ------------------ ----------
Edward T. Sheehan /1/............................        714,235          4.5%
Edward W. Morawski...............................        692,277          4.4%
Todd Q. Smart....................................        297,267          1.9%
Donald F. Moorehead, Jr..........................         92,000            *
Richard A. Molyneux..............................            --           --
Robert J. Adams, Jr.  /2/........................          8,333            *
Allan D. Pass /3/................................         30,000            *
Donald J. Marr /4/...............................         16,667            *
Grace M. Hawkins.................................            --           --
Mark J. Henninger ...............................        377,624          2.4%
Robert L. Berner III /5/.........................            --           --
Merrill M. Halpern /5/...........................            --           --
Charter URS LLC /6/..............................      2,900,000         15.6%
Mark McKinney /7/................................        930,000          5.9%
Ross Berner /8/..................................        930,000          5.9%
All directors and executive officers as group (12
 persons)........................................      2,228,403         14.1%

-------
*Less than one percent
/1/Includes 10,235 shares held by children of Mr. Sheehan. Mr. Sheehan disclaims beneficial ownership of such shares.
/2/Includes 8,333 shares issuable pursuant to options exercisable within 60 days.
/3/Includes 30,000 shares issuable pursuant to options exercisable within 60 days.
/4/Includes 16,667 shares issuable pursuant to options exercisable within 60 days.
/5/The address of this director is c/o Charterhouse Group International, Inc.,
   535 Madison Avenue, New York, New York, 10022.
/6/Consists entirely of shares issuable upon conversion of Debentures held by Charterhouse at a conversion price of $15.00 per share. According to a
   Schedule 13D dated December 7, 1998, Charterhouse Equity Partners III, L.P., a Delaware limited partnership ("CEP III"), is the principal member of Charterhouse. The general partner of CEP III is CHUSA Equity Investors III, L.P., whose general partner is Charterhouse Equity III, Inc., a wholly owned subsidiary of Charterhouse Group International, Inc. ("Charterhouse International"). Charterhouse International may be deemed to beneficially own the common stock owned beneficially by Charterhouse. Mr. Halpern serves as the Chairman of the Board and Chief Executive Officer of Charterhouse International. Mr. Berner serves as Managing Director of Charterhouse International. Messrs. Berner and Halpern disclaim beneficial ownership with respect to the shares beneficially held by Charterhouse. The address of Charterhouse is c/o Charterhouse Group International, Inc., 535 Madison Avenue, New York, NY 10022.
/7/The address of this stockholder is 1298 Green Oaks Dr., Littleton, CO 80121. /8/The address of this stockholder is 1360 Lombard #302, San Francisco, CA
   94109.

                    DESCRIPTION OF UNITED ROAD CAPITAL STOCK

General

  The Company is authorized to issue 40,000,000 shares of capital stock, consisting of 35,000,000 shares of Common Stock, $0.001 par value, and 5,000,000 shares of Preferred Stock, $0.001 par value. As of December 31, 1998, there were 15,707,085 shares of Common Stock and no shares of Preferred Stock outstanding. The following discussion of the material features of the capital stock of the Company is intended as a summary only and is qualified in its entirety by reference to the Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.

Common Stock

  The holders of Common Stock are entitled to one vote for each share held of record by them on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any outstanding shares of Preferred Stock that may be issued, the holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for the payment of dividends. In the event of a liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of Preferred Stock. Holders of Common Stock have no preemptive rights or rights to convert their Common Stock into any other securities. There are no redemption or sinking fund provisions applicable to the Common Stock. All outstanding shares of Common Stock are fully paid and non-assessable.

Preferred Stock

  The Company's Board of Directors (the "Board") has the authority, without action by the stockholders, to designate and issue up to 5,000,000 shares of Preferred Stock in one or more series and to designate the dividend rate, voting rights and other rights preferences and restrictions of each series, any or all of which may be greater than the rights of the Common Stock. The Company has no present plans to issue any shares of Preferred Stock. One of the effects of undesignated Preferred Stock may be to enable the Board to discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise and to protect the continuity of the Company's management. The issuance of shares of Preferred Stock may adversely affect the rights of holders of Common Stock. For example, Preferred Stock issued by the Company may rank prior to the Common Stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of Preferred Stock may discourage bids for the Common Stock or may otherwise adversely affect the market price of the Common Stock.

Classified Board of Directors; Filling Vacancies

  The Company's Amended and Restated Certificate of Incorporation (the "Certificate") provides that the Board shall be divided into three classes and that the number of directors in each class shall be as nearly equal as is possible based upon the number of directors constituting the entire Board. The Certificate provides that the term of office of the first class will expire at the annual meeting of stockholders of the Company for 1999, the term of office of the second class will expire at the annual meeting of stockholders of the Company for 2000, and the term of office of the third class will expire at the annual meeting of stockholders of the Company for 2001. At each annual meeting of stockholders, successors to directors of the class whose term expires at such meeting will be elected to serve for three-year terms and until their successors are elected and qualified.

  The classification of directors has the effect of making it more difficult for stockholders to change the composition of the Board. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board. Such a delay may help to provide the Board with sufficient time to analyze an unsolicited proxy contest, a tender or exchange offer or any other extraordinary corporate transaction. However, such classification provisions could also have the effect of discouraging a third party from initiating a proxy contest, making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. The classification of the Board could thus increase the likelihood that incumbent directors will retain their positions.

  Under Delaware law, unless otherwise provided in the certificate of incorporation, directors serving on a classified board may only be removed by the stockholders for cause. The Certificate does not override this provision. The Certificate does provide that, subject to the rights of any holders of Preferred Stock, newly created directorships resulting from an increase in the authorized number of directors or vacancies on the Board resulting from death, resignation, retirement, disqualification or removal of directors or any other cause may be filled only by the Board (and not by the stockholders unless there are no directors in office), provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. Accordingly, the Board could prevent any stockholder from enlarging the Board and filling the new directorships with such stockholder's own nominees.

  The provisions of the Certificate governing the removal of directors and the filling of vacancies may have the effect of discouraging a third party from initiating a proxy contest, making a tender offer or otherwise attempting to gain control of the Company, or of attempting to change the composition or policies of the Board, even though such attempts might be beneficial to the Company or its stockholders. These provisions of the Certificate could thus increase the likelihood that incumbent directors will retain their positions.

Stockholder Meeting Provisions

  The Certificate and the Company's Amended and Restated Bylaws (the "Bylaws") provide that (subject to the rights of any holders of Preferred Stock): (i) only a majority of the Board or the Chief Executive Officer is able to call a special meeting of stockholders; and (ii) stockholder action may be taken only at a duly called and convened annual or special meeting of stockholders and may not be taken by written consent. These provisions, taken together, prevent stockholders from forcing consideration by the stockholders of stockholder proposals over the opposition of the Board, except at an annual meeting.

  The Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as director, or to bring other business before an annual meeting of stockholders of the Company (the "Notice Procedure").

  The Notice Procedure provides that, subject to the rights of any holders of Preferred Stock, only persons who are nominated by or at the direction of the Board, any committee appointed by the Board, or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected will be eligible for election as directors of the Company. The Notice Procedure provides that at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of the Board, any committee appointed by the Board, or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholders' intention to bring such business before such meeting. Under the Notice Procedure, to be timely, notice of stockholder nominations or proposals to be made at an annual or special meeting must be received by the Company no less than 60 days nor more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made). These notices must contain certain prescribed information.

  The Notice Procedure affords the Board an opportunity to consider the qualifications of proposed director nominees or the merit of stockholder proposals, and, to the extent deemed appropriate by the Board, to inform stockholders about such matters, and also provides a more orderly procedure for conducting annual meetings of stockholders.

  Although the Bylaws do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or proposals for action, the foregoing provisions may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal, if the proper advance notice procedures are not followed, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Company and its stockholders.

Delaware Law

  The Company is a Delaware corporation and subject to Section 203 of the Delaware General Corporation Law, an anti-takeover law. In general, Section 203 prevents an "interested stockholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) from engaging in a "business combination" (as defined) with a Delaware corporation for three years following the date such person became an interested stockholder, subject to certain exceptions such as approval of the board of directors and of the holders of at least two-thirds of the outstanding shares of voting stock not owned by the interested stockholder. The existence of this provision is expected to have an anti-takeover effect, possibly inhibiting attempts that might result in a premium over the market price for the shares of Common Stock held by stockholders.

Limitation of Liability and Indemnification Matters

  Pursuant to the provisions of the Delaware General Corporation Law, the Company has adopted provisions in the Certificate which provide that directors of the Company shall not be personally liable for monetary damages to the Company or its stockholders for a breach of fiduciary duty as a director, except for liability as a result of (i) a breach of the director's duty of loyalty to the Company or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) an act related to the unlawful stock repurchase or payment of a dividend under Section 174 of Delaware General Corporation Law; and (iv) transactions from which the director derived an improper personal benefit. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

  The Bylaws require the Company to indemnify its officers and directors and permit the Company to indemnify its other agents, by bylaws, agreements or otherwise, to the fullest extent permitted under Delaware law. The Company has entered into separate indemnification agreements with its directors and officers which may, in some cases, be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. The indemnification agreements may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' insurance if available on reasonable terms.

Transfer Agent

  The Company's transfer agent and registrar for its Common Stock is American Stock Transfer and Trust Company.

                               VOTING PROCEDURES

  The affirmative vote of a majority of the shares of the outstanding Common Stock present in person or represented by proxy at the Meeting, provided a quorum is present, is necessary for approval of the Debentures Proposal. A quorum shall consist of a majority of the shares of Common Stock issued, outstanding and entitled to vote. On the Record Date, the directors and executive officers of United Road and their affiliates held approximately 2,173,403 shares of Common Stock, representing approximately 12.9% of the shares outstanding on such date. Messrs. Sheehan, Morawski, Smart and Henninger, each of whom is a member of the Board of Directors and a stockholder of the Company, have signed agreements requiring that they vote the shares of Common Stock beneficially owned by them in favor of the Debentures Proposal. As of the Record Date, these individuals beneficially owned an aggregate of 2,081,403 shares of Common Stock, or approximately 12.4% of the shares of Common Stock outstanding on such date. Other directors and officers of United Road who own Common Stock have indicated to United Road that they intend to vote their shares in favor of the Debentures Proposal.

  An automated system administered by the transfer agent of United Road will be used to tabulate the votes at the Meeting. Abstentions, directions to withhold authority, and broker non-votes are counted as shares present in the determination of whether the number of shares of Common Stock represented at the Meeting constitutes a quorum. Abstentions will be counted as part of the total number of votes cast in determining whether the Debentures Proposal has received the requisite number of favorable votes, whereas broker non-votes will not be counted as part of the total number of votes cast on such proposal. Thus, abstentions will have the same effect as votes against the Debentures Proposal, whereas broker non-votes will have no effect in determining whether such proposal has been approved by the stockholders.

  It is expected that the solicitation of proxies will be primarily by mail. The Company's directors, officers and employees may also solicit proxies by telephone, telegraph, facsimile or personal interview. United Road has engaged Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies from United Road stockholders. The Company will bear all proxy solicitation costs, including the fees charged by the proxy solicitation firm, which are anticipated to be approximately $6,000, plus such firm's out-of-pocket expenses. It is anticipated that banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested on behalf of the Company to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. United Road will reimburse brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

  Each signed and returned proxy will be voted in accordance with the instructions, if any, of the stockholder(s) executing such proxy. If a stockholder executes and returns a proxy and does not specify otherwise, the shares represented by such proxy will be voted FOR approval of the Debentures Proposal. A stockholder who has executed and returned a proxy may revoke it at any time before it is voted at the Meeting by (a) executing and returning a proxy bearing a later date, (b) filing a written notice of such revocation with the Secretary of United Road at the above address stating that the proxy is revoked, or (c) attending the meeting and voting in person.

  In the event that a quorum of the outstanding shares is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes to approve the Debentures Proposal are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to be held within a reasonable time after the date originally set for the Meeting, and further solicitation of proxies may be made without the necessity of further notice. The persons name as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the Debentures Proposal, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on such proposal. Any such adjournment must be approved by a majority of the shares voting on the matter.

  Delaware law does not require that stockholders who object to the Debentures Proposal and who vote against or abstain from voting in favor of the Debentures Proposal be afforded any appraisal rights or the right to receive cash for their shares. United Road does not intend to make any such rights available to stockholders.

                  PROPOSALS OF STOCKHOLDERS FOR ANNUAL MEETING

  The Board of Directors of United Road will consider proposals of stockholders intended to be presented for action at United Road's 1999 annual meeting of stockholders. A stockholder proposal must be submitted in writing and be received at United Road's principal executive offices, 8 Automation Lane, Albany, New York 12205, no later than February 15, 1999, to be considered for inclusion in United Road's proxy statement and form of proxy relating to the 1999 annual meeting of stockholders. Submission of a stockholder proposal does not assure inclusion in the proxy statement or form of proxy because proposals must meet certain rules of the Securities and Exchange Commission and United Road Bylaw requirements.

                            INDEPENDENT ACCOUNTANTS

  KPMG LLP serves as independent certified public accountants for the Company. Representatives of KPMG LLP are expected to be present at the Meeting to respond to appropriate questions.

                                 OTHER MATTERS

  No business other than the Debentures Proposal is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including questions as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Company.

  Stockholders who wish to have their shares voted are requested to sign and date the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
UNITED ROAD SERVICES, INC.
  Unaudited Pro Forma Combined Financial Statements--Basis of Presenta-
   tion...................................................................  F-4
  Unaudited Pro Forma Combined Balance Sheet..............................  F-5
  Unaudited Pro Forma Combined Statement of Operations....................  F-6
  Notes to Unaudited Pro Forma Combined Financial Statements..............  F-8

UNITED ROAD SERVICES, INC.
  Independent Auditors' Report............................................ F-11
  Balance Sheet........................................................... F-12
  Statement of Operations................................................. F-13
  Statement of Stockholders' Equity (Deficit)............................. F-14
  Statement of Cash Flows................................................. F-15
  Notes to Financial Statements........................................... F-16

FOUNDING COMPANIES

NORTHLAND AUTO TRANSPORTERS, INC. AND NORTHLAND FLEET LEASING, INC.
  Independent Auditors' Report............................................ F-20
  Combined Balance Sheets................................................. F-21
  Combined Statements of Operations....................................... F-22
  Combined Statements of Stockholder's Equity............................. F-23
  Combined Statements of Cash Flows....................................... F-24
  Notes to Combined Financial Statements.................................. F-25

FALCON TOWING AND AUTO DELIVERY, INC.
  Independent Auditors' Report............................................ F-31
  Balance Sheets.......................................................... F-32
  Statements of Operations................................................ F-33
  Statements of Stockholder's Equity...................................... F-34
  Statements of Cash Flows................................................ F-35
  Notes to Financial Statements........................................... F-36

SMITH-CHRISTENSEN ENTERPRISES, INC. AND SUBSIDIARY
  Independent Auditors' Report............................................ F-41
  Consolidated Balance Sheets............................................. F-42
  Consolidated Statements of Operations................................... F-43
  Consolidated Statements of Stockholders' Equity......................... F-44
  Consolidated Statements of Cash Flows................................... F-45
  Notes to Consolidated Financial Statements.............................. F-46

CARON AUTO WORKS, INC. AND CARON AUTO BROKERS, INC.
  Independent Auditors' Report............................................ F-53
  Combined Balance Sheets................................................. F-54
  Combined Statements of Operations....................................... F-55
  Combined Statements of Stockholders' Equity............................. F-56
  Combined Statements of Cash Flows....................................... F-57
  Notes to Combined Financial Statements.................................. F-58


ABSOLUTE TOWING AND TRANSPORTING, INC.
  Independent Auditors' Report............................................  F-64
  Balance Sheets..........................................................  F-65
  Statements of Operations................................................  F-66
  Statements of Stockholder's Equity......................................  F-67
  Statements of Cash Flows................................................  F-68
  Notes to Financial Statements...........................................  F-69

ASC TRANSPORTATION SERVICES AND SUBSIDIARY
  Independent Auditors' Report............................................  F-73
  Consolidated Balance Sheet..............................................  F-74
  Consolidated Statement of Operations....................................  F-75
  Consolidated Statement of Stockholder's Deficit.........................  F-76
  Consolidated Statement of Cash Flows....................................  F-77
  Notes to Consolidated Financial Statements..............................  F-78

SELECTED ACQUIRED COMPANIES

MPG TRANSCO, LTD.
  Independent Auditors' Report............................................  F-83
  Balance Sheets..........................................................  F-84
  Statements of Operations................................................  F-85
  Statements of Stockholders' Equity......................................  F-86
  Statements of Cash Flows................................................  F-87
  Notes to Consolidated Financial Statements..............................  F-88

PILOT TRANSPORT, INC.
  Independent Auditors' Report............................................  F-94
  Balance Sheets..........................................................  F-95
  Statements of Operations................................................  F-96
  Statements of Stockholders' Equity......................................  F-97
  Statements of Cash Flows................................................  F-98
  Notes to Financial Statements........................................... F-99

E&R TOWING & GARAGE, INC. AND SUBSIDIARIES
  Independent Auditors' Report............................................ F-102
  Consolidated Balance Sheets............................................. F-103
  Consolidated Statement of Operations and Retained Earnings ............. F-104
  Consolidated Statements of Cash Flows................................... F-105
  Notes to Consolidated Financial Statements.............................. F-107

ENVIRONMENTAL AUTO REMOVAL, INC.
  Independent Auditors' Report............................................ F-111
  Balance Sheets.......................................................... F-112
  Statements of Operations and Retained Earnings (Deficit)................ F-113
  Statements of Cash Flows................................................ F-114
  Notes to Financial Statements........................................... F-115

NEIL'S USED TRUCK & CAR SALES, INCORPORATED
  Independent Auditors' Report............................................ F-119
  Balance Sheet........................................................... F-120
  Statement of Operations................................................. F-121
  Statement of Stockholders' Equity....................................... F-122
  Statement of Cash Flows................................................. F-123
  Notes to Financial Statements........................................... F-124


5-L CORPORATION AND ADP TRANSPORT, INC.
  Independent Auditors' Report............................................ F-127
  Combined Balance Sheet.................................................. F-128
  Combined Statement of Operations........................................ F-129
  Combined Statement of Stockholders' Equity.............................. F-130
  Combined Statement of Cash Flows........................................ F-131
  Notes to Combined Financial Statements.................................. F-132

CAR TRANSPORTERS CORPORATION
  Independent Auditors' Report............................................ F-135
  Balance Sheets.......................................................... F-136
  Statements of Operations................................................ F-137
  Statements of Stockholder's Deficit..................................... F-138
  Statements of Cash Flows................................................ F-139
  Notes to Financial Statements........................................... F-140

SCHROEDER AUTO CARRIERS, INC.
  Independent Auditors' Report............................................ F-144
  Balance Sheet........................................................... F-145
  Statement of Operations................................................. F-146
  Statement of Stockholders' Equity....................................... F-147
  Statement of Cash Flows................................................. F-148
  Notes to Financial Statements........................................... F-149

KEYSTONE TOWING, INC.
  Independent Auditors' Report............................................ F-152
  Balance Sheets.......................................................... F-153
  Statements of Operations................................................ F-154
  Statements of Stockholder's Equity...................................... F-155
  Statements of Cash Flows................................................ F-156
  Notes to Financial Statements........................................... F-157

FAST TOWING, INC.
  Independent Auditors' Report............................................ F-162
  Balance Sheet........................................................... F-163
  Statement of Operations................................................. F-164
  Statement of Stockholders' Equity....................................... F-165
  Statement of Cash Flows................................................. F-166
  Notes to Financial Statements........................................... F-167

ALERT AUTO TRANSPORT, INC.
  Independent Auditors' Report............................................ F-171
  Balance Sheet........................................................... F-172
  Statement of Earnings and Retained Earnings............................. F-173
  Statement of Cash Flows................................................. F-174
  Notes to Financial Statements........................................... F-175

                          UNITED ROAD SERVICES, INC.

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                             BASIS OF PRESENTATION

  The following unaudited pro forma combined financial statements give effect to certain acquisitions completed by United Road Services, Inc. since its inception in July 1997. All of these acquisitions were accounted for using the purchase method of accounting.

  The September 30, 1998 unaudited pro forma combined balance sheet gives effect to the acquisitions of MPG Transco, Ltd. ("MPG") and Pilot Transport, Inc. ("Pilot") as if they had occurred on September 30, 1998.

  The unaudited pro forma combined statements of operations give effect to the acquisitions by United Road Services, Inc. of the Founding Companies and the Selected Acquired Companies, as if they had occurred on January 1, 1997.

  To the extent the former owners of the Founding Companies and Selected Acquired Companies have agreed to reductions in salary, bonuses and benefits, these reductions have been reflected in the unaudited pro forma combined statements of operations.

  The pro forma adjustments are based on estimates, available information and certain assumptions, and may be revised, as additional information becomes available. The pro forma financial information does not purport to represent what United Road Services, Inc.'s financial position or results of operations would actually have been had such transactions occurred on these dates and are not necessarily representative of United Road Services, Inc.'s financial position or results of operations for any future period. Since United Road Services, Inc., the Founding Companies and the Selected Acquired Companies were not under common control or management during the periods presented, historical combined results may not be comparable to, or indicative of, future performance. See "Risk Factors" included elsewhere herein. The unaudited pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this prospectus.

                           UNITED ROAD SERVICES, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                               September 30, 1998

                                 (In thousands)

                                  United
                                   Road                  Pro Forma         Pro
                                 Services,              Acquisition       Forma
                                   Inc.     MPG   Pilot Adjustments      Combined
                                 --------- ------ ----- -----------      --------
            ASSETS
 Cash and cash equivalents....   $   2,290    348   181   (1,952)(a)(b)      867
 Accounts receivable..........      16,096  2,058 1,945      --           20,099
  Less: allowance.............       1,317    100   --       --            1,417
                                 --------- ------ -----   ------         -------
 Accounts receivable, net.....      14,779  1,958 1,945      --           18,682
 Accounts receivable from
  related parties and
  employees...................         285     42   --       --              327
 Inventory....................         564    --    --       --              564
 Notes receivables............         430    --    --       --              430
 Prepaid and other current
  assets......................       2,078    283   616      --            2,977
                                 --------- ------ -----   ------         -------
  Total Current Assets........      20,426  2,631 2,742   (1,952)         23,847
 Property and equipment, net..      37,094 10,630 3,681     (341)(a)      51,064
 Other non-current assets,
  net.........................       1,592    347   --       --            1,939
 Goodwill.....................     137,516    --    --    41,930 (a)     179,446
                                 --------- ------ -----   ------         -------
  Total Assets................   $ 196,628 13,608 6,423   39,637         256,296
                                 ========= ====== =====   ======         =======
 LIABILITIES AND STOCKHOLDERS'
             EQUITY
 Current installment of notes
  payable.....................   $     170  2,005   --       --            2,175
 Current installment of lease
  obligations.................       1,435    --    --       --            1,435
 Borrowings under lines of
  credit......................         --     986 2,005      --            2,991
 Payable to related parties...       1,134    --    --       --            1,134
 Accounts payable.............      10,011    818   240      --           11,069
 Income taxes payable.........         616    740   --       --            1,356
 Payable to stockholders......       1,064     24   --       --            1,088
 Other accrued liabilities....       4,761    891 1,065      --            6,717
                                 --------- ------ -----   ------         -------
  Total Current Liabilities...      19,191  5,464 3,310      --           27,965
 Credit facility borrowings...      26,000    --    --    19,000 (b)      45,000
 Notes payable, excluding
  current installments........         --   1,422   --       --            1,422
 Capital lease obligations,
  excluding current
  installments................       2,253    --    --       --            2,253
 Deferred income taxes........       2,736  1,462   --      (136)(a)       4,062
                                 --------- ------ -----   ------         -------
  Total Liabilities...........      50,180  8,348 3,310   18,864          80,702
 Stockholders' Equity:
 Common stock.................          14      1    10       (9)(a)          16
 Additional paid-in capital...     144,413  1,417   --    27,727 (a)     173,557
 Retained earnings............       2,021  3,842 3,103   (6,945)(a)       2,021
                                 --------- ------ -----   ------         -------
  Total Stockholders' Equity..     146,448  5,260 3,113   20,773         175,594
                                 --------- ------ -----   ------         -------
  Total Liabilities and
   Stockholders' Equity.......   $ 196,628 13,608 6,423   39,637         256,296
                                 ========= ====== =====   ======         =======


    The accompanying notes are an integral part of these unaudited pro forma combined financial statements.

                          UNITED ROAD SERVICES, INC.

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                     Nine Months Ended September 30, 1998
                     (In thousands, except per share data)

                              Total
                   United   Founding
                    Road    Companies
                  Services, 1/1/98 -
                    Inc.     5/5/98    MPG    Pilot    E&R    EAR   Neil's  5-L/ADP  CTC   Schroeder Keystone Fast Tow Alert
                  --------- --------- ------  ------  -----  -----  ------  ------- -----  --------- -------- -------- -----
Net revenue......  $44,842   19,035   17,082  14,405  2,929  8,539  5,891    5,069  4,500    3,169    1,998     1,851  1,472
Cost of revenue..   32,073   13,851   11,639   8,906  1,645  6,022  4,813    4,289  3,862    2,537    1,329       915  1,375
                   -------   ------   ------  ------  -----  -----  -----    -----  -----    -----    -----    ------  -----
 Gross profit....   12,769    5,184    5,443   5,499  1,284  2,517  1,078      780    638      632      669       936     97
Selling general
and
administrative
expenses.........    7,565    3,525    3,420   3,091    662  1,740    375      335    623      396      652     1,123    148
Goodwill
amortization.....      883      --       --      --     --     --     --       --     --       --       --        --     --
                   -------   ------   ------  ------  -----  -----  -----    -----  -----    -----    -----    ------  -----
Income (loss)
from operations..    4,321    1,659    2,023   2,408    622    777    703      445     15      236       17      (187)   (51)
Other income
(expense):
 Interest
 expense.........     (526)    (451)    (292)   (114)   (25)    (7)   (47)     --    (299)     (18)     (26)      --      (1)
 Interest income.      615       19       19     --      43     52    --       --     --       --       --          1    --
 Gain (loss) on
 sale of assets..      --       (24)    (325)    (32)    19     13    --       --     --       --       --       (140)    21
 Other...........      --      (232)      (2)    --       1      1    --        23    (54)       1       94       --     --
                   -------   ------   ------  ------  -----  -----  -----    -----  -----    -----    -----    ------  -----
Income (loss)
before income
taxes............    4,410      971    1,423   2,262    660    836    656      468   (338)     219       85      (326)   (31)
Income tax
expense
(benefit)........    2,215      437      591     --     240     16    --       --     --       --       --         29    (11)
                   -------   ------   ------  ------  -----  -----  -----    -----  -----    -----    -----    ------  -----
Net income
(loss)...........  $ 2,195      534      832   2,262    420    820    656      468   (338)     219       85      (355)   (20)
                   =======   ======   ======  ======  =====  =====  =====    =====  =====    =====    =====    ======  =====
Basic earnings
per share (g)....      --       --       --      --     --     --     --       --     --       --       --        --     --
Diluted earnings
per share (g)....      --       --       --      --     --     --     --       --     --       --       --        --     --
                   Pro Forma
                  Acquisition      Pro Forma
                  Adjustments      Combined
                  ---------------- ---------
Net revenue......   (1,400)(f)      129,382
Cost of revenue..   (2,936)(b)(f)    90,320
                  ---------------- ---------
 Gross profit....    1,536           39,062
Selling general
and
administrative
expenses.........   (3,504)(a)       20,151
Goodwill
amortization.....    2,082(c)         2,965
                  ---------------- ---------
Income (loss)
from operations..    2,958           15,946
Other income
(expense):
 Interest
 expense.........   (1,205)(d)       (3,011)
 Interest income.      --               749
 Gain (loss) on
 sale of assets..      --              (468)
 Other...........      --              (168)
                  ---------------- ---------
Income (loss)
before income
taxes............    1,753           13,048
Income tax
expense
(benefit)........    2,568            6,085
                  ---------------- ---------
Net income
(loss)...........     (815)           6,963
                  ================ =========
Basic earnings
per share (g)....      --           $  0.64
                                   =========
Diluted earnings
per share (g)....      --           $  0.63
                                   =========

   The accompanying notes are an integral part of these unaudited pro forma combined financial statements

                           UNITED ROAD SERVICES, INC.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                          Year Ended December 31, 1997

                     (In thousands, except per share data)

                    United
                     Road      Total
                   Services, Founding                                         5-L/
                     Inc.    Companies  MPG    Pilot    E&R    EAR    Neil's   ADP    CTC   Schroeders Keystone Fast   Alert
                   --------- --------- ------  ------  -----  ------  ------  -----  -----  ---------- -------- -----  -----
Net revenue......    $ --     42,599   21,745  17,119  8,528  14,104  9,553   9,852  6,676    5,799     3,943   3,355  2,958
Cost of revenue..      --     31,258   15,416  10,067  5,193  10,889  8,246   8,390  5,708    4,568     2,607   1,776  2,418
                     -----    ------   ------  ------  -----  ------  -----   -----  -----    -----     -----   -----  -----
 Gross profit....      --     11,341    6,329   7,052  3,335   3,215  1,307   1,462    968    1,231     1,336   1,579    540
Selling general
and
administrative
expenses.........      174     8,070    5,536   4,009  2,851   2,671    790     927    830      889     1,140   1,432    301
Goodwill
amortization.....      --        --       --      --     --      --     --      --     --       --        --      --     --
                     -----    ------   ------  ------  -----  ------  -----   -----  -----    -----     -----   -----  -----
Income (loss)
from operations..     (174)    3,271      793   3,043    484     544    517     535    138      342       196     147    239
Other income
(expense):
 Interest
 expense.........      --       (835)    (569)   (168)  (114)    (27)   (71)    (10)  (738)     (31)      (71)     (7)    (9)
 Interest income.      --         48        8     --      48      41    --      --     --       --          2     --     --
 Gain (loss) on
 sale of assets..      --        207      (92)   (167)    63      12    --      --      22        9        36      (9)    24
 Other...........      --        201      (13)    --     --       (6)   --       11   (200)       4        76     --     --
                     -----    ------   ------  ------  -----  ------  -----   -----  -----    -----     -----   -----  -----
Income (loss)
before income
taxes............     (174)    2,892      127   2,708    481     564    446     536   (778)     324       239     131    254
Income tax
expense
(benefit)........      --        826       68     --     188      10    --      --     --       --        --       47     89
                     -----    ------   ------  ------  -----  ------  -----   -----  -----    -----     -----   -----  -----
Net income
(loss)...........    $(174)    2,066       59   2,708    293     554    446     536   (778)     324       239      84    165
                     =====    ======   ======  ======  =====  ======  =====   =====  =====    =====     =====   =====  =====
Basic earnings
per share(g).....      --        --       --      --     --      --     --      --     --       --        --      --     --
Diluted earnings
per share(g).....      --        --       --      --     --      --     --      --     --       --        --      --     --
                    Pro Forma
                   Acquisition      Pro Forma
                   Adjustments      Combined
                   ---------------- ---------
Net revenue......    (2,800)(f)      143,431
Cost of revenue..    (5,397)(b)(f)   101,139
                   ---------------- ---------
 Gross profit....     2,597           42,292
Selling general
and
administrative
expenses.........    (6,671)(a)       22,949
Goodwill
amortization.....     3,769 (c)        3,769
                   ---------------- ---------
Income (loss)
from operations..     5,499           15,574
Other income
(expense):
 Interest
 expense.........    (1,524)(d)       (4,174)
 Interest income.       --               147
 Gain (loss) on
 sale of assets..       --               105
 Other...........       --                73
                   ---------------- ---------
Income (loss)
before income
taxes............     3,975           11,725
Income tax
expense
(benefit)........     4,659            5,887
                   ---------------- ---------
Net income
(loss)...........      (684)           5,838
                   ================ =========
Basic earnings
per share(g).....       --             $0.54
                                    =========
Diluted earnings
per share(g).....       --             $0.53
                                    =========

    The accompanying notes are an integral part of these unaudited pro forma combined financial statements

                          UNITED ROAD SERVICES, INC.

          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. GENERAL:

  United Road Services, Inc. was founded in July 1997 to become a leading national provider of motor vehicle and equipment towing and transport services. United Road Services, Inc. acquired the Founding Companies simultaneously with its initial public offering and acquired the Selected Acquired Companies subsequent to its initial public offering.

  The historical financial data reflect the financial position and results of operations of United Road Services, Inc., the Founding Companies and the Selected Acquired Companies and were derived from the respective financial statements included elsewhere herein. The information included in these financial statements for the Founding Companies is for the period January 1, 1998 through May 5, 1998 and for the year ended December 31, 1997, with the exception of Caron Auto Works, Inc. and Caron Auto Brokers, Inc. for which the information is as of and for the six months ended June 30, 1998 and for the fiscal year ended September 30, 1997. The information included in these financial statements for the Selected Acquired Companies is as of and for the nine-months ended September 30, 1998 and for the year ended December 31, 1997, with the exception of E&R, EAR, Neil's, 5-L/ADP, CTC, Schroeder, Keystone and Fast Tow which are for the six-month period ended June 30, 1998 and for the year ended December 31, 1997, and Alert for which the information is as of and for the six-month period ended May 31, 1998 and for the twelve-month period ended February 28, 1998.

2. ACQUISITION OF THE SELECTED ACQUIRED COMPANIES:

  United Road Services, Inc. acquired all of the Selected Acquired Companies in transactions accounted for using the purchase method of accounting.

  The following table sets forth the consideration paid in cash and in shares of Common Stock for the Selected Acquired Companies (without giving effect to any indebtedness of the Selected Acquired Companies that was assumed by the Company).

                                                                    Shares of
                                                         Cash     Common Stock
                                                       (Dollars in thousands)
   MPG................................................ $   10,363       996,351
   Pilot..............................................     10,589     1,000,000
   E&R................................................     13,250           --
   EAR................................................      9,563       173,498
   Neil's.............................................      6,000           --
   5-L/ADP............................................      2,533       212,023
   CTC................................................      1,350           --
   Schroeder..........................................        969       125,000
   Keystone...........................................      4,531       377,624
   Fast...............................................      5,255           --
   Alert..............................................      1,146       144,785
                                                       ----------  ------------
     Total............................................    $65,549     3,029,281
                                                       ==========  ============

                          UNITED ROAD SERVICES, INC.

3. UNAUDITED PRO FORMA COMBINED BALANCE SHEET ADJUSTMENTS:

  (a) Reflects the acquisitions of MPG and Pilot by United Road Services, Inc. for a purchase price of $50.0 million consisting of $21.0 million in cash and 1,996,351 shares of Common Stock. The purchase price less the net assets acquired, including an adjustment for property and equipment to reflect fair market value, including the resulting tax effect, results in goodwill of $41.9 million. Based upon management's preliminary analysis, it is anticipated that the historical value of the assets and liabilities of the acquired companies, with the exception of the adjustments made for property and equipment, will approximate fair value. Management has not identified any other material tangible or intangible assets to which a portion of the purchase price could be reasonably allocated.

  (b) Reflects $19.0 million of credit facility borrowings utilized to fund acquisitions.

4. UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS ADJUSTMENTS:

 Nine-months ended September 30, 1998 and year ended December 31, 1997

  (a) Reflects the reductions in salaries, bonuses and benefits to which the former stockholders of the Founding Companies and the Selected Acquired Companies have agreed in the amounts of $3.5 million and $6.7 million for the nine-months ended September 30, 1998 and for the year ended December 31, 1997, respectively.

  (b) Adjusts the depreciation of vehicles based upon adjusted carrying values utilizing lives of 10 to 15 years.

  (c) Reflects the amortization over a 40-year estimated life of goodwill to be recorded as a result of the acquisition of the Founding Companies and the Selected Acquired Companies.

  (d) Reflects the interest expense relating to the credit facility borrowings utilized to fund acquisitions and the reduction in interest expense related to $1.6 million and $1.5 million of debt at December 31, 1997 and September 30, 1998 respectively which has been repaid.

  (e) Reflects the incremental provision for federal and state income taxes relating to all entities being combined and other statements of operations adjustments including the non-deductibility of goodwill at an estimated rate of 38%.

  (f) Reflects the elimination of $1.4 million and $2.8 million of intercompany revenue and related cost of revenue between E&R and EAR for the nine-months ended September 30, 1998 and the year ended December 31, 1997, respectively.

                           UNITED ROAD SERVICES, INC.

  (g) The number of shares used in the calculations of basic and diluted earnings per share have been derived as follows:

                                                                    Pro Forma
                                                                     Combined
   Shares issued in connection with the formation of United Road
    Services, Inc. ................................................  2,604,000
   Shares issued in the initial public offering....................  2,594,863
   Shares issued in January 1998...................................    218,736
   Shares issued in connection with the acquisitions of the
    Founding Companies and the Selected Acquired Companies.........  5,405,022
                                                                    ----------
   Basic shares estimated to be outstanding........................ 10,822,621
   Incremental effect of options on shares outstanding.............    159,117
                                                                    ----------
   Diluted shares estimated to be outstanding...................... 10,981,731
                                                                    ==========

                         INDEPENDENT AUDITORS' REPORT

The Stockholders and Board of Directors
United Road Services, Inc.:

  We have audited the accompanying balance sheet of United Road Services, Inc. as of December 31, 1997, and the related statement of operations, stockholders' equity (deficit), and cash flows for the period from July 25, 1997 (inception) through December 31, 1997. These financial statements are the responsibility of United Road Services, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Road Services, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the period from July 25, 1997 (inception) through December 31, 1997 in conformity with generally accepted accounting principles.


                                   KPMG LLP

Albany, New York
February 24, 1998, except as
to Notes (4), 4(g) and 4(h),
which are as of May 8, 1998,
May 6, 1998 and December 7,
1998, respectively

                           UNITED ROAD SERVICES, INC.

                                 BALANCE SHEET

                                                     December 31, September 30,
                                                         1997         1998
                                                     ------------ -------------
                                                                   (Unaudited)
                       Assets
Current assets:
  Cash and cash equivalents.........................  $  49,987   $  2,290,000
  Trade receivables, net............................        --      14,779,000
  Other receivables.................................        --       1,040,000
  Prepaid expenses and deposits.....................        --       2,317,000
                                                      ---------   ------------
    Total current assets............................     49,987     20,426,000
Property and equipment, net.........................        --      37,092,000
Goodwill, net.......................................        --     137,516,000
Deferred financing costs, net.......................        --         997,000
Other non-current assets............................        --         597,000
                                                      ---------   ------------
    Total assets....................................  $  49,987   $196,628,000
                                                      =========   ============
   Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
   Current portion of long-term debt and capitalized
    leases..........................................  $     --    $  1,435,000
   Notes payable....................................        --         170,000
   Accounts payable.................................     62,077     10,011,000
   Accrued income taxes.............................        --         616,000
   Other accrued liabilities........................        --       4,761,000
   Due to related parties...........................     91,874      2,198,000
                                                      ---------   ------------
    Total current liabilities.......................    153,951     19,191,000
                                                      ---------   ------------
Credit facility borrowings..........................        --      26,000,000
Long-term debt and capitalized lease obligations
 less current portion...............................        --       2,253,000
Deferred income taxes...............................        --       2,736,000
                                                      ---------   ------------
    Total liabilities...............................    153,951     50,180,000
                                                      ---------   ------------
Stockholders' equity (deficit):
  Preferred stock; 5,000,000 shares authorized; no
   shares issued or outstanding.....................        --             --
  Common stock, $.001 par value; 35,000,000 shares
   authorized; Issued and outstanding 2,604,000 and
   14,497,384 shares, respectively..................      2,604         14,000
  Additional paid-in capital........................     67,396    144,413,000
  Retained earnings (accumulated deficit)...........   (173,964)     2,021,000
                                                      ---------   ------------
    Total stockholders' equity (deficit)............   (103,964)   146,448,000
                                                      ---------   ------------
    Total liabilities and stockholders' equity
     (deficit)......................................  $  49,987   $196,628,000
                                                      =========   ============


                See accompanying notes to financial statements.

                           UNITED ROAD SERVICES, INC.

                            STATEMENT OF OPERATIONS

                                                For the
                                              period from
                                             July 25, 1997
                                              (Inception)       Nine-months
                                                through            ended
                                           December 31, 1997 September 30, 1998
                                           ----------------- ------------------
                                                                (Unaudited)
Revenue...................................     $     --         $44,842,000
Cost of revenue...........................           --          30,765,000
Amortization of goodwill..................           --             883,000
Depreciation..............................           --           1,308,000
Selling, general and administrative ex-
 penses...................................       173,964          7,565,000
                                               ---------        -----------
    (Loss) income from operations.........      (173,964)         4,321,000
Other income (expense):
    Interest income.......................           --             615,000
    Interest expense......................           --            (526,000)
                                               ---------        -----------
    Income (loss) before income taxes.....      (173,964)         4,410,000
Income tax expense........................           --           2,215,000
                                               ---------        -----------
    Net (loss) income.....................     $(173,964)       $ 2,195,000
                                               =========        ===========
Per share amounts:
    Basic earnings........................     $    (.08)       $       .25
                                               =========        ===========
    Diluted earnings......................     $    (.08)       $       .25
                                               =========        ===========



                See accompanying notes to financial statements.

                           UNITED ROAD SERVICES, INC.

                  STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                                        Additional   Retained        Total
                               Common    paid-in     earnings    stockholders'
                                stock    capital    (deficit)   equity (deficit)
                               ------- ------------ ----------  ----------------
Initial capitalization.......  $ 2,604 $     67,396 $      --     $     70,000
Net loss--1997...............      --           --    (173,964)       (173,964)
                               ------- ------------ ----------    ------------
Balance at December 31, 1997.    2,604       67,396   (173,964)       (103,964)
Issuance of common stock--
 nine-months ended September
 30, 1998 (unaudited)........   11,396  144,345,604        --      144,357,000
Net income--nine-months ended
 September 30, 1998
 (unaudited).................      --           --   2,194,964       2,194,964
                               ------- ------------ ----------    ------------
Balance at September 30, 1998
 (unaudited).................  $14,000 $144,413,000 $2,021,000    $146,448,000
                               ======= ============ ==========    ============



                See accompanying notes to financial statements.

                           UNITED ROAD SERVICES, INC.

                            STATEMENT OF CASH FLOWS

                                               For the period from  Nine-months
                                                  July 25, 1997        ended
                                               (inception) through September 30,
                                                December 31, 1997      1998
                                               ------------------- -------------
                                                                    (Unaudited)
Cash flows from operating activities:
  Net loss...................................       $(173,964)     $  2,194,964
  Adjustments to reconcile net income (loss)
   to net cash (used in) provided by
   operating activities:
    Depreciation.............................             --          1,308,000
    Amortization of goodwill.................             --            883,000
    Amortization of deferred loan costs......             --             96,000
    Deferred income taxes....................             --            516,000
  Changes in operating assets and
   liabilities, net of effects of
   acquisitions:
    Increase in trade receivables............             --         (3,994,000)
    Decrease in other receivables............             --          1,081,000
    Decrease in prepaid expenses and
     deposits................................             --             79,000
    Increase in other non-current assets.....             --           (186,000)
    Increase in accounts and notes payable...          62,077         2,367,049
    Increase in accrued income taxes.........             --            616,000
    Decrease in other accrued liabilities....             --           (127,000)
                                                    ---------      ------------
      Net cash (used in) provided by
       operating activities..................        (111,887)        4,834,013
                                                    ---------      ------------
Cash flows from investing activities:
  Acquisition of companies, net of cash
   acquired..................................             --        (95,336,000)
  Purchase of property and equipment.........             --         (5,127,000)
  Amounts payable to related parties.........          91,874         2,106,000
                                                    ---------      ------------
      Net cash provided by (used in)
       investing activities..................          91,874       (98,357,000)
                                                    ---------      ------------
Cash flows from financing activities:
  Proceeds from issuance of stock, net.......          70,000        90,982,000
  Borrowings on credit facility..............             --         26,000,000
  Payment of deferred financing costs........             --           (622,000)
  Payments on long-term debt and capital
   leases....................................             --        (20,597,000)
                                                    ---------      ------------
      Net cash provided by financing
       activities............................          70,000        95,763,000
                                                    ---------      ------------
Net increase in cash and cash equivalents....          49,987         2,240,013
Cash and cash equivalents at beginning of pe-
 riod........................................             --             49,987
                                                    ---------      ------------
Cash and cash equivalents at end of period...       $  49,987      $  2,290,000
                                                    =========      ============


                See accompanying notes to financial statements.

                          UNITED ROAD SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  United Road Services, Inc. (formerly Towing America, Inc.), a Delaware corporation was formed in July 1997 to become a leading national provider of motor vehicle and equipment towing and transport services. United Road Services, Inc. elected to incorporate under the S-corporation provisions of the Internal Revenue Code. United Road Services, Inc. changed its status to a C-corporation effective January 1, 1998. From inception through September 30, 1998, United Road Services, Inc. has acquired thirty-three businesses (the "Acquisitions"), seven of which closed simultaneously with the consummation of an initial public offering ("Offering") of its common stock on May 6, 1998.

  United Road Services, Inc. commenced operations when it acquired the Founding Companies on May 6, 1998. As such, it has a limited combined operating history and future success is dependent upon a number of factors which include, among others, the ability to integrate operations, reliance on the identification and integration of satisfactory acquisition candidates, the availability of acquisition financing, and the ability to manage growth and attract and retain quality management.

 (b) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments the fair value of United Road Services, Inc.'s financial instruments approximates their carrying values.

 (c) Use of Estimates

  Management of United Road Services, Inc. has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (d) Income Taxes

  From July 25, 1997 (inception) to December 31, 1997, United Road Services, Inc. elected to file federal and State income tax returns under S-corporation provisions. As such, earnings or losses flow through to the stockholder level. Accordingly, no income tax expense or benefit has been recorded by United Road Services, Inc. as of December 31, 1997.

  Effective January 1, 1998, United Road Services, Inc. elected to file federal and State income tax returns under C-corporation provisions. As a result of United Road Services, Inc. profit for the nine-months ended September 30, 1998, a tax expense has been recorded at September 30, 1998 at the effective tax rate expected by United Road Services, Inc. for the year ending December 31, 1998.

 (e) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary

                          UNITED ROAD SERVICES, INC.

for a fair presentation of the results for the interim periods presented. Results of operations for the nine-months ended September 30, 1998 is not necessarily indicative of results to be expected for the full year ended December 31, 1998.

  Subsequent to the Offering, regional subsidiaries were formed in order to facilitate the management of businesses acquired throughout the United States. In addition to these regional subsidiaries, thirteen of the businesses acquired are subsidiaries of United Road Services, Inc. Consequently, the interim financial information consists of consolidated amounts.

 (f) Impact of Recently Issued Accounting Standards

  In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general purpose financial statements. SFAS No. 130 requires all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed in equal prominence with the other financial statements. United Road Services, Inc. adopted SFAS No. 130 during the period ended March 31, 1998, however the adoption of SFAS No. 130 did not have any effect on the reporting and display of the financial position, results of operations or cash flows of United Road Services, Inc. There is no difference in the nine months ended September 30, 1998 between net income and comprehensive income.

  In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 established standards for the way public companies are to report information about operating segments in annual financial statements and requires those enterprises to report selected information about operating segments in interim financial reports issued to shareholders. SFAS No. 131 focuses on a "management approach" concept as the basis for identifying reportable segments. The management approach is based on the way that management organizes the segments within the enterprise for making operating decisions and assessing performance. United Road Services, Inc. continues to evaluate the provisions of SFAS No. 131 and will adopt SFAS No. 131 as of and for the period ending December 31, 1998.

  In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs related to the development or purchase of internal-use software be capitalized and amortized over the estimated useful life of the software. SOP 98-1 also requires the costs related to the preliminary project stage and post-implementation/operations state of an internal-use computer software development project be expensed as incurred. United Road Services, Inc. adopted SOP 98-1 as of January 1, 1998.

  In March 1998, the AICPA issued SOP 98-5, "Reporting on the Costs of Start-up Activities." SOP 98-5 requires the expensing of certain costs such as pre-operating expenses and organizational costs associated with the company's start-up activities. The effect of adoption is required to be accounted for as a cumulative change in accounting principle. United Road Services, Inc. adopted SOP 98-5 as of January 1, 1998. Since January 1, 1998, all start-up costs as defined under SOP 98-5 have been expensed.

  In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Management is currently evaluating the impact of SFAS No. 133 on the United Road Services, Inc. consolidated financial statements.

                          UNITED ROAD SERVICES, INC.

(2) Stockholder's Equity and Per Share Amounts

  United Road Services, Inc. effected a 100-for-one stock split on December 18, 1997 for each share of common stock of United Road Services, Inc. ("Common Stock") then outstanding. In addition United Road Services, Inc. increased authorized shares of Common Stock to 1,000,000 shares with a $.001 par value. Subsequently, and pursuant to an amended and restated certificate of incorporation of United Road Services, Inc., filed on February 23, 1998, the authorized number of shares have been increased to 40,000,000 (35,000,000 common shares and 5,000,000 preferred shares). Also on February 23, 1998, United Road Services, Inc. effected a 3.72 for 1 stock split for all outstanding common shares. Common stock has been retroactively reflected in the accompanying financial statements and related notes.

  On December 18, 1997, United Road Services, Inc. authorized the issuance of 188,976 shares pursuant to the terms and conditions of a subscription agreement. At December 31, 1997 United Road Services, Inc. had obtained subscription agreements to purchase all authorized shares. These shares were issued and fully paid on January 1, 1998 for $3.36 per share.

  Loss per share was computed by dividing the net loss by the weighted average number of shares outstanding after giving effect to the stock-splits referred to above. The weighted average number of shares used in the computation was 2,055,300 for period ended December 31, 1997.

  Basic and diluted earnings per share for the nine months ended September 30, 1998 was calculated using weighted average shares of 8,799,686 and 8,937,442, respectively.

(3) Related Party Transactions

  United Road Services, Inc. is indebted to two of the primary stockholders under unsecured notes, bearing interest at 8.5% per annum. The notes and unpaid interest were repaid subsequent to the offering.

(4) Subsequent Events

  (a) United Road Services, Inc. has signed definitive agreements to acquire seven companies (Founding Companies) to be effective simultaneously with the Offering and one company, Keystone Towing, Inc., to be acquired after the Offering. The companies to be acquired are:

  Northland Auto Transporters, Inc. and Northland Fleet Leasing, Inc.
  Falcon Towing and Auto Delivery, Inc.,
  Smith-Christensen Enterprises, Inc. and subsidiary ("City Towing, Inc." d/b/a Quality Towing)
  Caron Auto Works, Inc. and Caron Auto Brokers, Inc.
  Absolute Towing and Transporting, Inc.
  Keystone Towing, Inc.
  ASC Transportation Services and subsidiary ("Auto Service Center" d/b/a ASC Truck Service)
  Milne Tow Service

  (b) The aggregate consideration to acquire the Founding Companies is approximately $27.8 million in cash and 2,375,741 in shares of Common Stock. Additionally, upon consummation of the Keystone Towing, Inc. acquisition, the stockholder will receive cash consideration of $4.5 million and 377,624 shares of Common Stock.

  (c) United Road Services, Inc. has received a commitment for a revolving line of credit of $50 million. The funding is intended to be used for acquisitions, capital expenditures, refinancing of debt not paid out of the proceeds of the Offering and for general corporate purposes.

  (d) Concurrently with the Acquisitions, United Road Services, Inc. may enter into an agreement with the stockholders to lease the building used in United Road Services, Inc.'s operation for negotiated amounts and terms.

                          UNITED ROAD SERVICES, INC.

  (e) Prior to the Acquisitions, several Founding Companies and Keystone Towing, Inc. intend to make distributions of certain net assets not to exceed approximately $930,000.

  (f) In January 1998, United Road Services, Inc. issued 29,760 shares to a member of the board of directors for a purchase price of $3.36 per share. In addition, options to purchase 215,000 shares were issued during January and February 1998 to several employees of United Road Services, Inc. and outside consultants. Stock options were issued at a price of $9.00 per share and vest over a three-year period. Additional options to purchase 40,000 shares are expected to be issued after the consummation of the Offering at the Offering price per share.

  (g) On May 6, 1998, United Road Services, Inc. effectively acquired the Founding Companies as a result of the successful completion of the Offering, as described in note 1(a).

  (h) On November 19, 1998, United Road Services, Inc. entered into a Purchase Agreement with Charter URS LLC ("Charterhouse") providing for the issuance to Charterhouse of up to $75 million aggregate principal amount of 8% Convertible Subordinated Debentures ("Debentures") due 2008. The Debentures are convertible into United Road Services, Inc. Common Stock at an initial exercise price of $15.00 per share, subject to adjustment as provided in the Purchase Agreement. The conversion price exceeded the fair market value of the Common Stock on the date of execution of the Purchase Agreement. United Road Services, Inc. issued $43.5 million aggregate principal amount of Debentures to Charterhouse at a first closing on December 7, 1998. Issuance of the remaining $31.5 million aggregate principal amount of Debentures to Charterhouse is subject to approval of the stockholders of United Road Services, Inc.

(5) Acquisitions (unaudited)

  On May 6, 1998, United Road Services, Inc. acquired the seven businesses referred to as the Founding Companies. Between May 7, 1998 and September 30, 1998, United Road Services, Inc. acquired 25 other businesses for aggregate consideration (excluding assumed indebtedness) of approximately $63.7 million in cash and 1,708,907 shares of Common Stock with a recorded value of $28.8 million. The acquired companies are located throughout the United States, with the majority located in the Western Region of the country. These companies are engaged in the motor vehicle and equipment towing, recovery and transport services. The acquisitions have been accounted for using the purchase method of accounting. The excess of the purchase price over the fair value of the assets acquired of $83.7 million has been recorded as goodwill and is being amortized on a straight-line basis over 40 years.

  The following unaudited pro forma financial information presents the combined results of operations as if all the acquisitions that have been made by United Road Services, Inc. through December 31, 1998, had occurred as of the beginning of the period presented, after giving effect to certain adjustments, including amortization of goodwill, additional depreciation expense, reduction in salaries and bonuses to former shareholders and related income tax effects. This pro forma financial information does not necessarily reflect the results of operations that would have occurred had a single entity operated during such periods.

                                        Year ended                           Nine Months ended
                                    December 31, 1997                        September 30, 1998
                         ---------------------------------------- ----------------------------------------
                         Proforma combined                        Proforma combined
                         Founding Companies                       Founding Companies
                            and Selected     All other               and Selected     All other
                         Acquired Companies acquisitions  Total   Acquired Companies acquisitions  Total
                         ------------------ ------------ -------- ------------------ ------------ --------
Net revenue.............      $143,431        $12,376    $155,807      $129,382        $11,344    $140,726
                              ========        =======    ========      ========        =======    ========
Net income..............      $  5,838        $   506    $  6,344      $  6,963        $   552    $  7,515
                              ========        =======    ========      ========        =======    ========
Diluted net income per
 share..................                                 $   0.53                                 $   0.63
                                                         ========                                 ========

  United Road Services Inc. is committed to acquire one business with a purchase price of $10.4 million in cash, 996,351 shares of common stock and an assumption of $4.4 million of debt.

                         INDEPENDENT AUDITORS' REPORT

The Stockholder
Northland Auto Transporters, Inc. and
Northland Fleet Leasing, Inc.:

  We have audited the accompanying combined balance sheets of Northland Auto Transporters, Inc. and Northland Fleet Leasing, Inc. (collectively "Northland") as of December 31, 1996 and 1997, and the related combined statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These combined financial statements are the responsibility of Northland's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Northland Auto Transporters, Inc. and Northland Fleet Leasing, Inc. as of December 31, 1996 and 1997, and the results of their combined operations and their combined cash flows for each of the years in the three-year period ended December 31, 1997 in conformity with generally accepted accounting principles.


                                   KPMG LLP

Albany, New York
January 28, 1998,
except as to note 14(b),
which is as of May 6, 1998

                     NORTHLAND AUTO TRANSPORTERS, INC. AND
                         NORTHLAND FLEET LEASING, INC.

                            COMBINED BALANCE SHEETS

                                                   December 31
                                              ---------------------  March 31,
                                                 1996       1997       1998
                                              ---------- ---------- -----------
                                                                    (Unaudited)
                   Assets
Current assets:
  Cash and cash equivalents.................. $  432,949 $  407,309 $  806,933
  Trade accounts receivable, net of allowance
   for doubtful accounts of $40,000 in 1996
   and $75,000 in 1997.......................    416,220    942,432    814,778
  Accounts receivable from employees.........      4,955      3,445     40,822
  Notes receivable...........................     35,068     17,453     20,933
  Income tax receivable (note 7).............     37,584        --         --
  Prepaid and other current assets (note 2)..     74,302    113,558     76,555
  Deferred income taxes (note 7).............      9,000     17,000     17,000
                                              ---------- ---------- ----------
    Total current assets.....................  1,010,078  1,501,197  1,777,021
Property and equipment, net (notes 3, 5 and
 6)..........................................  2,204,802  3,924,055  3,886,336
Notes receivable.............................     44,044     31,468     14,347
Other assets.................................      8,862      8,426      8,426
                                              ---------- ---------- ----------
    Total assets............................. $3,267,786 $5,465,146 $5,686,130
                                              ========== ========== ==========
    Liabilities and Stockholder's Equity
Current liabilities:
  Current installments of notes payable (note
   5)........................................ $  282,824 $  346,859 $  324,347
  Current installments of obligations under
   capital leases (note 6)...................      4,408    147,538    131,883
  Payable to related parties (note 10).......    159,505     53,849     47,756
  Accounts payable...........................    210,998    188,064    204,058
  Income taxes payable (note 7)..............        --     261,933    317,465
  Accrued payroll and related costs..........     18,062     52,676    105,949
  Other accrued liabilities (note 4).........     98,914     51,300     28,705
                                              ---------- ---------- ----------
    Total current liabilities................    774,711  1,102,219  1,160,163
Long-term liabilities:
  Notes payable, excluding current
   installments (note 5).....................    318,382    279,963    219,074
  Obligations under capital leases, excluding
   current installments (note 6).............     12,833    793,774    710,171
  Deferred income taxes (note 7).............    171,000    244,000    244,000
                                              ---------- ---------- ----------
    Total liabilities........................  1,276,926  2,419,956  2,333,408
                                              ---------- ---------- ----------
Stockholder's equity:
  Common stock, $1 par value. Authorized,
   issued and outstanding 2,000 shares in
   1996 and 1997.............................      2,000      2,000      2,000
  Retained earnings..........................  1,988,860  3,043,190  3,350,722
                                              ---------- ---------- ----------
    Total stockholder's equity...............  1,990,860  3,045,190  3,352,722
                                              ---------- ---------- ----------
    Total liabilities and stockholder's
     equity.................................. $3,267,786 $5,465,146 $5,686,130
                                              ========== ========== ==========

            See accompanying notes to combined financial statements.

                     NORTHLAND AUTO TRANSPORTERS, INC. AND
                         NORTHLAND FLEET LEASING, INC.

                       COMBINED STATEMENTS OF OPERATIONS

                                                                  Three-months
                              Year ended December 31,            ended March 31
                         -----------------------------------  ----------------------
                            1995        1996        1997         1997        1998
                         ----------  ----------  -----------  ----------  ----------
                                                                   (Unaudited)
Net revenue............. $4,671,164  $6,353,290  $10,159,113  $2,081,610  $3,057,307
Cost of revenue.........  3,683,119   5,132,828    7,341,748   1,237,243   2,451,066
                         ----------  ----------  -----------  ----------  ----------
    Gross profit........    988,045   1,220,462    2,817,365     844,367     606,241
Selling, general and
 administrative
 expenses...............    663,723     874,559    1,378,872     201,071     281,946
                         ----------  ----------  -----------  ----------  ----------
    Income from
     operations.........    324,322     345,903    1,438,493     643,296     324,295
                         ----------  ----------  -----------  ----------  ----------
Other income (expense):
  Interest expense......    (48,825)    (79,384)    (139,099)    (18,122)    (10,674)
  Interest income.......     16,624      37,701       35,723      19,904      31,498
  Gain (loss) on sale of
   assets...............    (14,540)        --       (34,568)     23,000      60,127
  Other.................     29,078      41,282       88,781     (24,183)        --
                         ----------  ----------  -----------  ----------  ----------
    Income before income
     taxes..............    306,659     345,502    1,389,330     643,895     405,246
Income tax expense
 (benefit)
 (note 7)...............     31,400        (710)     335,000     155,258      97,714
                         ----------  ----------  -----------  ----------  ----------
    Net income.......... $  275,259  $  346,212  $ 1,054,330  $  488,637  $  307,532
                         ==========  ==========  ===========  ==========  ==========


            See accompanying notes to combined financial statements.

                     NORTHLAND AUTO TRANSPORTERS, INC. AND
                         NORTHLAND FLEET LEASING, INC.

                  COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                      Total
                                                Common  Retained  stockholder's
                                                stock   earnings     equity
                                                ------ ---------- -------------
Balance at December 31, 1994................... $2,000 $1,367,389  $1,369,389
Net income--1995...............................    --     275,259     275,259
                                                ------ ----------  ----------
Balance at December 31, 1995...................  2,000  1,642,648   1,644,648
Net income--1996...............................    --     346,212     346,212
                                                ------ ----------  ----------
Balance at December 31, 1996...................  2,000  1,988,860   1,990,860
Net income--1997...............................    --   1,054,330   1,054,330
                                                ------ ----------  ----------
Balance at December 31, 1997...................  2,000  3,043,190   3,045,190
Net income--three-months ended March 31, 1998
 (unaudited)...................................    --     307,532     307,532
                                                ------ ----------  ----------
Balance at March 31, 1998 (unaudited).......... $2,000 $3,350,722  $3,352,722
                                                ====== ==========  ==========



            See accompanying notes to combined financial statements.

                     NORTHLAND AUTO TRANSPORTERS, INC. AND
                         NORTHLAND FLEET LEASING, INC.

                       COMBINED STATEMENTS OF CASH FLOWS

                                                              Three-months
                             Year ended December 31          ended March 31
                         --------------------------------  --------------------
                           1995       1996        1997       1997       1998
                         ---------  ---------  ----------  ---------  ---------
                                                               (Unaudited)
Cash flows from
 operating activities:
 Net income............. $ 275,259  $ 346,212  $1,054,330  $ 488,637  $ 307,532
 Adjustments to
  reconcile net income
  to net cash provided
  by operating
  activities:
   Depreciation and
    amortization........   181,634    224,637     289,479     66,815     73,596
   Deferred income
    taxes...............   (11,000)    (6,000)     65,000        --         --
   Loss (gain) on sale
    of property and
    equipment...........    14,540        --       34,568    (23,000)   (60,127)
   Decrease (increase)
    in trade accounts
    receivable..........  (115,982)   138,452    (526,212)  (275,875)   127,654
   Decrease (increase)
    in accounts
    receivable from
    employees...........     1,185     (4,100)      1,510    (24,420)   (37,377)
   Decrease (increase)
    in income tax
    receivable..........       --         --       37,584     (5,791)       --
   Decrease (increase)
    in prepaid and other
    current assets......   (17,892)    16,331     (39,256)   (23,374)    37,003
   Increase (decrease)
    in accounts payable.       716     23,236     (22,934)   (28,080)    15,994
   Increase in income
    taxes payable.......       --         --      261,933        --      55,532
   Increase (decrease)
    in accrued payroll
    and related costs...   (85,348)   (14,137)     34,614      1,313     53,273
   Increase (decrease)
    in amounts payable
    to related parties..    20,552     16,410    (105,656)    16,303     (6,093)
   Increase (decrease)
    in other accrued
    liabilities.........    25,946      2,880     (47,614)   (12,816)   (22,595)
                         ---------  ---------  ----------  ---------  ---------
     Net cash provided
      by operating
      activities........   289,610    743,921   1,037,346    179,712    544,392
                         ---------  ---------  ----------  ---------  ---------
Cash flows from
 investing activities:
 Purchases of property
  and equipment.........  (229,888)  (395,881)   (762,597)  (271,868)   (54,450)
 Proceeds from sale of
  equipment.............    53,044        --       67,656     23,000     78,700
 Decrease in notes
  receivable............     8,159    (30,984)     30,191     38,697     13,641
                         ---------  ---------  ----------  ---------  ---------
     Net cash (used in)
      provided by
      investing
      activities........  (168,685)  (426,865)   (664,750)  (210,171)    37,891
                         ---------  ---------  ----------  ---------  ---------
Cash flows from
 financing activities:
 Proceeds from long-
  term debt.............       --         --       24,629        --      15,434
 Principal payments on
  long-term debt........  (139,745)  (156,620)   (317,543)   (76,931)   (98,835)
 Principal payments on
  obligations under
  capital leases........       --      (1,351)   (105,322)      (603)   (99,258)
                         ---------  ---------  ----------  ---------  ---------
     Net cash used in
      financing
      activities........  (139,745)  (157,971)   (398,236)   (77,534)  (182,659)
                         ---------  ---------  ----------  ---------  ---------
     Net (decrease)
      increase in cash..   (18,820)   159,085     (25,640)  (107,993)   399,624
Cash and cash
 equivalents at
 beginning of period....   292,684    273,864     432,949    432,949    407,309
                         ---------  ---------  ----------  ---------  ---------
Cash and cash
 equivalents at end of
 period................. $ 273,864  $ 432,949  $  407,309  $ 324,956  $ 806,933
                         =========  =========  ==========  =========  =========
Supplemental disclosure
 of cash flow
 information:
 Cash paid during the
  year for:
   Interest............. $  48,825  $  79,384  $  139,099  $  18,122  $  10,674
                         =========  =========  ==========  =========  =========
   Income taxes......... $   7,024  $  79,835  $    6,480  $ 161,049  $  42,182
                         =========  =========  ==========  =========  =========

            See accompanying notes to combined financial statements.

                     NORTHLAND AUTO TRANSPORTERS, INC. AND
                         NORTHLAND FLEET LEASING, INC.

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                       December 31, 1995, 1996 and 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Northland Auto Transporters, Inc. and Northland Fleet Leasing, Inc. (referred to collectively as "Northland") were founded in 1977 and 1992, respectively. Northland's primary business is transporting vehicles for auto auctions, leasing companies, auto dealers, manufacturers and individuals, primarily in the Midwestern United States. Northland has three facilities in Detroit. It operates approximately 55 vehicles. Northland Fleet Leasing, Inc. owns a fleet of trucks and trailers and contracts out work primarily with Northland Auto Transporters, Inc., and to a limited extent, third party contractors.

 (b) Principles of Combination

  The combined financial statements include the financial statements of Northland Auto Transporters, Inc., the auto hauling company, and Northland Fleet Leasing, Inc., a truck leasing company. Northland Auto Transporters, Inc. is a C-corporation while Northland Fleet Leasing, Inc. is an S-corporation. All sales relating to intercompany leasing arrangements have been eliminated. Both entities have the same management and principal stockholder ownership.

 (c) Revenue Recognition

  Northland operates as one segment related to the transportation of vehicles and equipment for customers.

  Northland's revenue is derived from customers who require transportation of vehicles and equipment. Transport revenue is recognized upon the delivery of the vehicles to their final destination. Expenses related to the generation of revenue are recognized as incurred.

 (d) Cash and Cash Equivalents

  Cash and cash equivalents of $432,949 and $407,309 at December 31, 1996 and 1997, respectively, consist of bank accounts and certificates of deposit with an initial term of less than three months. For purposes of the statements of cash flows, Northland considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

 (e) Property and Equipment

  Property and equipment are stated at cost. Plant and equipment under capital leases are stated at the present value of minimum lease payments. Depreciation is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets. Accelerated methods of depreciation have been used for income tax purposes. For financial statement purposes, Northland provides for depreciation of property and equipment over the following estimated useful lives.

     Transportation equipment....................................... 10-20 years
     Furniture and Fixtures.........................................     7 years
     Office Equipment...............................................     5 years
     Automobiles....................................................     5 years

 (f) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to Northland on bank loans with similar terms and maturities, the fair value of Northland's financial instruments approximates their carrying values.

                     NORTHLAND AUTO TRANSPORTERS, INC. AND
                         NORTHLAND FLEET LEASING, INC.

              NOTES TO COMBINED FINANCIAL STATEMENTS--(Continued)


 (g) Income Taxes

  Income taxes are accounted for under the asset and liability method for Northland Auto Transporters, Inc. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  Northland Fleet Leasing, Inc. is a subchapter S-corporation. As such, all taxable events are recorded by the stockholder currently on his personal tax returns.

 (h) Use of Estimates

  Management of Northland has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (i) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) Prepaid and Other Current Assets

  Prepaid and other current assets consists of:

                                                      December 31
                                                    ----------------  March 31,
                                                     1996     1997      1998
                                                    ------- -------- -----------
                                                                     (Unaudited)
     Prepaid insurance............................. $14,818 $ 28,172   $17,638
     Prepaid vehicle registration..................  25,978   35,778    23,852
     Deposits on trucks............................  12,403   16,633    29,843
     Miscellaneous advances........................  12,716    9,320       205
     Prepaid property and other taxes..............   8,387   23,655     5,017
                                                    ------- --------   -------
                                                    $74,302 $113,558   $76,555
                                                    ======= ========   =======

(3) Property and Equipment

  Property and equipment consists of the following:

                                                 December 31
                                            ----------------------   March 31,
                                               1996        1997        1998
                                            ----------  ----------  -----------
                                                                    (Unaudited)
     Transportation equipment.............. $2,745,094  $4,457,178  $4,336,121
     Furniture and fixtures................    123,585     147,035     141,338
     Office equipment......................     34,449      34,244      34,244
     Automobiles...........................     64,781     126,926     124,009
                                            ----------  ----------  ----------
       Total...............................  2,967,909   4,765,383   4,635,712
     Less accumulated depreciation and
      amortization.........................   (763,107)   (841,328)   (749,376)
                                            ----------  ----------  ----------
                                            $2,204,802  $3,924,055  $3,886,336
                                            ==========  ==========  ==========

  Depreciation of property and equipment in 1995, 1996 and 1997 totaled $181,198, $224,201 and $289,043, respectively.

                     NORTHLAND AUTO TRANSPORTERS, INC. AND
                         NORTHLAND FLEET LEASING, INC.

              NOTES TO COMBINED FINANCIAL STATEMENTS--(Continued)


(4) Other Accrued Liabilities

  Other accrued liabilities consists of:

                                                       December 31
                                                     ---------------  March 31,
                                                      1996    1997      1998
                                                     ------- ------- -----------
                                                                     (Unaudited)
Accrued highway use tax............................. $ 9,487 $14,300   $ 4,247
Accrued insurance...................................  12,324   6,880     5,397
Accrued profit sharing..............................  64,196     --        --
Other...............................................  12,907  30,120    19,061
                                                     ------- -------   -------
                                                     $98,914 $51,300   $28,705
                                                     ======= =======   =======

(5) Indebtedness

  Northland's long-term debt consisted of the following:

                                                   December 31
                                               --------------------   March 31,
                                                 1996       1997        1998
                                               ---------  ---------  -----------
                                                                     (Unaudited)
Note payable to Navistar Financial Corp.,
 payable in monthly installments of $1,188,
 including interest at 8.755%, maturing June
 2000. Secured by equipment. ................  $  43,095  $  31,081   $  43,113
Note payable to First of America Bank,
 payable in monthly installments of $11,029,
 including interest at 8.25%, maturing May
 1999. Secured by equipment. ................    288,698    176,248     146,308
Note payable to First of America Bank,
 payable in monthly principal installments of
 $7,320, plus interest at .75% above the
 prime lending rate (9.0% and 9.25% at
 December 31, 1996 and 1997, respectively),
 maturing July 1998. Secured by equipment. ..    141,143     49,628      25,492
Note payable to First of America Bank,
 payable in monthly installments of $6,290,
 including interest at 8.25%, maturing
 October 1998. Secured by equipment. ........    128,270     60,948      28,150
Note payable to First of America Bank,
 payable in monthly principal installments of
 $6,771, including interest at the Bank's
 base lending rate (8.50% at December 31,
 1997), maturing April 10, 2001. secured by
 equipment. .................................        --     288,656     281,234
Various notes payable secured by equipment...        --      20,261      19,124
                                               ---------  ---------   ---------
  Total long-term debt.......................    601,206    626,822     543,421
Less installments due within one year........   (282,824)  (346,859)   (324,347)
                                               ---------  ---------   ---------
  Long-term debt, excluding current
   installments..............................  $ 318,382  $ 279,963   $ 219,074
                                               =========  =========   =========

  Annual maturities of long-term debt for the next four years are as follows:

     1998.............................................................. $346,859
     1999..............................................................  147,902
     2000..............................................................   87,161
     2001..............................................................   44,900
                                                                        --------
                                                                        $626,822
                                                                        ========

                     NORTHLAND AUTO TRANSPORTERS, INC. AND
                         NORTHLAND FLEET LEASING, INC.

              NOTES TO COMBINED FINANCIAL STATEMENTS--(Continued)

(6) Leases

  Northland leases equipment under capital leases which expire in stages from August 2000 to July 2002.

  Northland leases its operating facility from a third party under a cancelable operating lease. Rent expense in 1995, 1996 and 1997 was $40,054, $58,515 and $41,700, respectively.

  Following is a summary of transportation equipment held under capital leases:

                                                  December 31
                                               -------------------   March 31,
                                                1996       1997        1998
                                               -------  ----------  -----------
                                                                    (Unaudited)
     Transportation equipment................. $18,000  $1,047,298  $1,047,298
     Less accumulated amortization............  (3,600)   (298,619)   (372,374)
                                               -------  ----------  ----------
                                               $14,400  $  748,679  $  674,924
                                               =======  ==========  ==========

  Future minimum capital lease payments as of December 31, 1997 are:

     Year Ending December 31,                                         Capital
     ------------------------                                          leases
     1998........................................................... $  213,228
     1999...........................................................    216,655
     2000...........................................................    214,758
     2001...........................................................    210,973
     2002...........................................................    298,065
                                                                     ----------
       Total........................................................  1,153,679
     Less amount representing interest..............................   (212,367)
                                                                     ----------
     Present value of net minimum capital lease payments............ $  941,312
                                                                     ==========

(7) Income Taxes

  Income tax expense (benefit) for the years ended December 31, 1995, 1996 and 1997 consists of:

                                                       1995     1996      1997
     Current:
       Federal...................................... $ 42,400  $ 5,290  $270,000
     Deferred.......................................  (11,000)  (6,000)   65,000
                                                     --------  -------  --------
                                                     $ 31,400  $  (710) $335,000
                                                     ========  =======  ========

  The following table reconciles the expected tax expense at the Federal statutory tax rate to the effective tax rate.

                                                  1995      1996       1997
     Computed expected tax expense............. $104,264  $ 117,471  $ 472,372
     Effect of earnings from S-corporation.....  (77,750)  (123,441)  (141,644)
     Non-deductible meals and entertainment
      expenses.................................    4,886      5,260      4,272
                                                --------  ---------  ---------
                                                $ 31,400  $    (710) $ 335,000
                                                ========  =========  =========

                     NORTHLAND AUTO TRANSPORTERS, INC. AND
                         NORTHLAND FLEET LEASING, INC.

              NOTES TO COMBINED FINANCIAL STATEMENTS--(Continued)

  The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of December 31, 1996 and 1997 are presented below:

                                                            1996       1997
     Deferred tax assets:
       Allowance for doubtful accounts................... $   9,000  $  17,000
     Deferred tax liabilities:
       Property and equipment, due to differences in
        depreciation lives and methods...................  (171,000)  (244,000)
                                                          ---------  ---------
         Net deferred tax liability...................... $(162,000) $(227,000)
                                                          =========  =========

  At December 31, 1995, the net deferred tax liability was $168,000.

  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies, as well as carryback opportunities, in making this assessment. Based upon the level of historical taxable income, projections for future taxable income and carryback opportunities over the periods in which the deferred tax assets are deductible, management believes it is more likely than not Northland will realize the benefits of these deductible differences. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

(8) Non-Cash Transactions

  During 1995, 1996 and 1997, Northland leased transportation equipment totaling $200,000, $360,523 and, $1,347,923 respectively, through capital leases with several lending institutions.

(9) Employee Benefits

  Northland has a retirement savings plan pursuant to section 401(k) of the Internal Revenue Code that is available to all employees with at least one year of service to Northland and that are at least 21 years of age. Eligible participants may contribute up to 15% of their compensation. Northland provides discretionary matching contributions to the Plan which amounted to, $12,985, $64,196 and $0 in 1995, 1996 and 1997, respectively.

(10) Related Party Transactions

  Northland has borrowed funds from its principal stockholder and has outstanding notes payable as of December 31, 1996 and 1997 of $159,505 and $53,849. Such amounts are included in notes payable on the combined balance sheets. The notes accrue interest at 8%, compounded monthly.

(11) Contingent Liabilities

  Various legal claims arise against Northland during the normal course of business. In the opinion of management, liabilities, if any, arising from proceedings would not have a material effect on the financial statements.

(12) Concentration of Business Risks

  Two customers, GE Capital and C.T. Services, accounted for a combined 10.7% and 16.4% of Northland's sales in 1996 and 1997, respectively. The loss of one or both of these customers could significantly effect Northland's performance.

                     NORTHLAND AUTO TRANSPORTERS, INC. AND
                         NORTHLAND FLEET LEASING, INC.

              NOTES TO COMBINED FINANCIAL STATEMENTS--(Continued)


(13) Allowance for Doubtful Accounts

  During 1995, 1996 and 1997, Northland recorded provisions for the allowance for doubtful accounts in the amounts of $32,000, $30,000 and $52,000, respectively. During 1995, 1996 and 1997, Northland wrote-off an average of $17,000 in each year.

(14) Subsequent Event

  (a) During February 1998, the stockholder entered into a definitive agreement to sell Northland to United Road Services, Inc. The transaction, effected through a combination of cash and common stock of United Road Services, Inc., is contingent and effective upon the initial public offering of the common stock of United Road Services, Inc. The anticipated selling price of Northland exceeds its net assets as of December 31, 1997.

  (b) On May 6, 1998, United Road Services, Inc. effectively acquired Northland as a result of the successful completion of the initial public offering of the common stock of United Road Services, Inc.

                         INDEPENDENT AUDITORS' REPORT

The Stockholder
Falcon Towing and Auto Delivery, Inc.:

  We have audited the accompanying balance sheets of Falcon Towing and Auto Delivery, Inc. ("Falcon") as of December 31, 1996 and 1997, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of Falcon's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Falcon Towing and Auto Delivery, Inc. as of December 31, 1996 and 1997 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997 in conformity with generally accepted accounting principles.


                                   KPMG LLP

Albany, New York
January 17, 1998,
except as to note 11(c),
which is as of May 6, 1998

                     FALCON TOWING AND AUTO DELIVERY, INC.

                                 BALANCE SHEETS


                                                   December 31
                                              ---------------------
                                                                     March 31,
                                                 1996       1997       1998
                                              ---------- ---------- -----------
                                                                    (Unaudited)
                   Assets
Current assets:
  Cash....................................... $   23,505 $    3,527 $    3,024
  Trade accounts receivable, net of allowance
   for doubtful accounts of $67,650 in 1996
   and $188,500 in 1997......................    476,896    717,560    563,353
  Inventories................................     24,868     26,068     26,068
  Prepaid and other current assets (note 2)..     46,537    131,328    149,729
                                              ---------- ---------- ----------
    Total current assets.....................    571,806    878,483    742,174
Property and equipment, net (notes 3, 5 and
 6)..........................................  1,656,635  2,423,368  2,453,169
                                              ---------- ---------- ----------
    Total assets............................. $2,228,441 $3,301,851 $3,195,343
                                              ========== ========== ==========
    Liabilities and Stockholder's Equity
Current liabilities:
  Current installments of long-term debt
   (note 5).................................. $  123,722 $  264,081 $  355,393
  Current installments of obligations under
   capital leases
   (note 6)..................................    252,527    368,590    368,590
  Borrowings under lines of credit (note 5)..     36,150     47,121     45,316
  Accounts payable...........................    178,357    546,301    595,073
  Accrued payroll and related costs..........     57,000     67,701     67,701
  Income taxes payable (note 8)..............     98,698    207,399    216,261
  Other accrued liabilities (note 4).........    137,600    214,979    219,959
                                              ---------- ---------- ----------
    Total current liabilities................    884,054  1,716,172  1,868,293
Long-term liabilities:
  Long-term debt, excluding current
   installments (note 5).....................    225,386    250,196     72,831
  Obligations under capital leases, excluding
   current installments (note 6).............    630,677    716,288    624,140
  Deferred income taxes (note 8).............     11,733     10,555     10,555
                                              ---------- ---------- ----------
    Total liabilities........................  1,751,850  2,693,211  2,575,819
                                              ---------- ---------- ----------
Stockholder's equity:
  Common stock, no par or stated value.
  Authorized 1,000 shares; issued and
   outstanding 750 shares in 1996 and 1997...        --         --         --
  Retained earnings..........................    476,591    608,640    619,524
                                              ---------- ---------- ----------
    Total stockholder's equity...............    476,591    608,640    619,524
                                              ---------- ---------- ----------
    Total liabilities and stockholder's
     equity.................................. $2,228,441 $3,301,851 $3,195,343
                                              ========== ========== ==========

                See accompanying notes to financial statements.

                     FALCON TOWING AND AUTO DELIVERY, INC.

                            STATEMENTS OF OPERATIONS


                                                                 Three-months
                              Year ended December 31            ended March 31
                         ----------------------------------  ----------------------
                            1995        1996        1997        1997        1998
                         ----------  ----------  ----------  ----------  ----------
                                                                  (Unaudited)
Net revenue............. $4,351,847  $6,203,104  $7,784,766  $1,697,166  $1,965,856
Cost of revenue.........  3,492,248   4,638,239   5,955,423   1,265,627   1,430,094
                         ----------  ----------  ----------  ----------  ----------
    Gross profit........    859,599   1,564,865   1,829,343     431,539     535,762
Selling, general and
 administrative
 expenses...............    952,260   1,190,631   1,614,386     420,944     505,544
                         ----------  ----------  ----------  ----------  ----------
    Income (loss) from
     operations.........    (92,661)    374,234     214,957      10,595      30,218
                         ----------  ----------  ----------  ----------  ----------
Other income (expense):
  Interest expense......    (77,176)   (129,150)   (147,700)    (35,021)    (10,472)
  Gain (loss) on sale of
   equipment............       (417)        --       98,735      (9,323)        --
  Other.................     38,508      12,167      73,580      16,041         --
                         ----------  ----------  ----------  ----------  ----------
    Income (loss) before
     income taxes.......   (131,746)    257,251     239,572     (17,708)     19,746
Income tax expense
 (benefit) (note 8).....     15,707      94,723     107,523      (7,947)      8,862
                         ----------  ----------  ----------  ----------  ----------
    Net income (loss)... $ (147,453) $  162,528  $  132,049  $   (9,761) $   10,884
                         ==========  ==========  ==========  ==========  ==========


                See accompanying notes to financial statements.

                     FALCON TOWING AND AUTO DELIVERY, INC.

                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                      Total
                                                Common Retained   stockholder's
                                                stock  earnings      equity
                                                ------ ---------  -------------
Balance at December 31, 1994...................  $--   $ 461,516    $ 461,516
Net loss--1995.................................   --    (147,453)    (147,453)
                                                 ----  ---------    ---------
Balance at December 31, 1995...................   --     314,063      314,063
Net income--1996...............................   --     162,528      162,528
                                                 ----  ---------    ---------
Balance at December 31, 1996...................   --     476,591      476,591
Net income--1997...............................   --     132,049      132,049
                                                 ----  ---------    ---------
Balance at December 31, 1997...................   --     608,640      608,640
Net loss--three-months ended March 31, 1998
 (unaudited)...................................   --      10,884       10,884
                                                 ----  ---------    ---------
Balance at March 31, 1998 (unaudited)..........  $--   $ 619,524    $ 619,524
                                                 ====  =========    =========



                See accompanying notes to financial statements.

                     FALCON TOWING AND AUTO DELIVERY, INC.

                            STATEMENTS OF CASH FLOWS

                                                              Three-months
                              Year ended December 31         ended March 31
                           -------------------------------  ------------------
                             1995       1996       1997       1997      1998
                           ---------  ---------  ---------  --------  --------
                                                               (Unaudited)
Cash flows from operating
 activities:
 Net income (loss).......  $(147,453) $ 162,528  $ 132,049  $ (9,761) $ 10,884
 Adjustments to
  reconcile net income
  (loss) to net cash
  provided by operating
  activities:
   Depreciation and
    amortization.........    343,595    431,828    621,673   139,697   121,399
   Deferred income taxes.     15,707     (3,975)    (1,178)      --        --
   (Gain) loss on sale of
    equipment............        417        --     (98,735)    9,323       --
   Decrease (increase) in
    trade accounts
    receivable...........     (1,169)  (236,557)  (240,664)   (2,334)  154,207
   Increase in
    inventories..........        --         --      (1,200)   (1,200)      --
   Decrease (increase) in
    prepaid and other
    current assets.......    (10,524)    (9,236)   (84,791)    1,817   (18,401)
   Increase (decrease) in
    accounts payable.....    104,440     (8,097)   367,944    58,796    48,772
   Increase in accrued
    payroll and related
    costs................     71,443     53,937     10,701       --        --
   Increase (decrease) in
    income taxes payable.    (20,542)    98,698    108,701    (7,947)    8,862
   Increase (decrease) in
    other accrued
    liabilities..........      7,434    (12,591)    77,379       434     4,980
                           ---------  ---------  ---------  --------  --------
     Net cash provided by
      operating
      activities.........    363,348    476,535    891,879   188,825   330,703
                           ---------  ---------  ---------  --------  --------
Cash flows used in
 investing activities:
 Purchases of property
  and equipment..........   (290,177)  (169,861)  (919,049)  (93,685) (151,200)
 Proceeds from sale of
  property and
  equipment..............        --         --     141,100       --        --
                           ---------  ---------  ---------  --------  --------
     Net cash used in
      investing
      activities.........   (290,177)  (169,861)  (777,949)  (93,685) (151,200)
                           ---------  ---------  ---------  --------  --------
Cash flows from financing
 activities:
 Proceeds from long-term
  debt...................     75,047        --     384,609       --        --
 Payments on notes
  payable and capital
  leases.................   (120,031)  (282,833)  (529,488) (122,471) (178,201)
 Net borrowings under
  lines of credit........    (36,066)    (2,784)    10,971     8,259    (1,805)
                           ---------  ---------  ---------  --------  --------
     Net cash used in
      financing
      activities.........    (81,050)  (285,617)  (133,908) (114,212) (180,006)
                           ---------  ---------  ---------  --------  --------
Net (decrease) increase
 in cash.................     (7,879)    21,057    (19,978)  (19,072)     (503)
Cash at beginning of
 period..................     10,327      2,448     23,505    23,505     3,527
                           ---------  ---------  ---------  --------  --------
Cash at end of period....  $   2,448  $  23,505  $   3,527  $  4,433  $  3,024
                           =========  =========  =========  ========  ========
Supplemental disclosure
 of cash flow
 information:
Cash paid during the year
 for:
 Interest................  $  74,280  $ 125,435  $ 144,806  $ 35,021  $ 10,472
                           =========  =========  =========  ========  ========
 Income taxes............  $     --   $  12,591  $     --   $    --   $    --
                           =========  =========  =========  ========  ========

                See accompanying notes to financial statements.

                     FALCON TOWING AND AUTO DELIVERY, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       December 31, 1995, 1996 and 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Falcon Towing and Auto Delivery, Inc. ("Falcon") was founded in 1985. Falcon's primary business is transporting vehicles for dealers, leasing companies, auction companies and long-haul transporters in the Western United States. Falcon has facilities in Los Angeles, San Francisco and Phoenix. It operates approximately 50 vehicles.

 (b) Revenue Recognition

  Falcon operates as one segment related to the transportation of vehicles and equipment for customers.

  Falcon's revenue is derived from customers who require transport of vehicles and equipment. Transport revenue is recognized upon the delivery of the vehicles and equipment to their final destination. Expenses related to the generation of revenue are recognized as incurred.

 (c) Inventories

  Inventories, which consist principally of replacement tires and truck parts, are stated at the lower of cost or market.

 (d) Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets or, for leasehold improvements, over the terms of the related leases if shorter. Accelerated methods of depreciation have been used for income tax purposes. For financial statement purposes, Falcon provides for depreciation of property and equipment over the following estimated useful lives:

     Transportation and towing equipment................................ 5 years
     Machinery and equipment............................................ 5 years
     Leasehold improvements............................................. 5 years
     Furniture and fixtures............................................. 5 years
     Office equipment................................................... 5 years

 (e) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to Falcon on bank loans with similar terms and maturities, the fair value of Falcon's financial instruments approximates their carrying values.

 (f) Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 (g) Use of Estimates

  Management of Falcon has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

                     FALCON TOWING AND AUTO DELIVERY, INC.

 (h) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) Prepaid Expenses

  Prepaid and other current assets consists of:

                                                                 December 31
                                                               ----------------
                                                                1996     1997
                                                               ------- --------
     Prepaid vehicle registration............................. $   --  $ 64,790
     Prepaid insurance........................................  19,414   27,340
     Other....................................................  27,123   39,198
                                                               ------- --------
                                                               $46,537 $131,328
                                                               ======= ========

(3) Property and Equipment

  Property and equipment consists of the following:

                                               December 31
                                         ------------------------   March 31,
                                            1996         1997         1998
                                         -----------  -----------  -----------
                                                                   (Unaudited)
     Transportation and towing
      equipment......................... $ 2,970,070  $ 4,124,483  $ 4,275,683
     Machinery and equipment............      70,296      104,411      104,411
     Leasehold improvements.............      26,489       43,653       43,653
     Furniture and fixtures.............      10,448       14,298       14,298
     Office equipment...................      19,225       19,225       19,225
     Construction-in-progress...........         --        33,000       33,000
                                         -----------  -----------  -----------
       Total............................   3,096,528    4,339,070    4,490,270
     Less accumulated depreciation and
      amortization......................  (1,439,893)  (1,915,702)  (2,037,101)
                                         -----------  -----------  -----------
                                         $ 1,656,635  $ 2,423,368  $ 2,453,169
                                         ===========  ===========  ===========

  Depreciation and amortization of property and equipment in 1995, 1996 and 1997 totaled $343,595, $431,828 and $621,673, respectively.

(4) Other Accrued Liabilities

  Other accrued liabilities consists of:

                                                                 December 31
                                                              -----------------
                                                                1996     1997
                                                              -------- --------
     Accrued insurance premiums.............................. $ 20,248 $ 17,712
     Accrued fuel expenses...................................   31,827   80,055
     Accrued commissions.....................................   43,000   51,000
     Accrued vacation........................................   18,000   21,000
     Accrued 401(k) contributions............................      --    17,983
     Other...................................................   24,525   27,229
                                                              -------- --------
                                                              $137,600 $214,979
                                                              ======== ========

                     FALCON TOWING AND AUTO DELIVERY, INC.

(5) Indebtedness

  Falcon has available a $50,000 line of credit with $36,150 and $47,121 outstanding at December 31, 1996 and 1997, respectively, secured by the assets of Falcon and a guarantee by Falcon's stockholder. Interest is payable at 11.5%.

  Falcon's long-term debt consists of:

                                                  December 31
                                              --------------------   March 31,
                                                1996       1997        1998
                                              ---------  ---------  -----------
                                                                    (Unaudited)
     Notes payable to banks payable in
      monthly installments ranging from
      $1,024 to $2,909, including interest
      ranging from 9.0% to 10.5%, and
      maturing at dates ranging from April,
      1998 to April, 2000. Secured by
      vehicles and equipment. ............... $ 349,108  $ 514,277   $428,224
     Less installments due within one year...  (123,722)  (264,081)  (355,393)
                                              ---------  ---------   --------
     Long-term debt, excluding current
      installments........................... $ 225,386  $ 250,196   $ 72,831
                                              =========  =========   ========

  The aggregate maturities of long-term debt subsequent to December 31, 1997 are as follows:

     1998.............................................................. $264,081
     1999..............................................................  166,798
     2000..............................................................   83,398
                                                                        --------
                                                                        $514,277
                                                                        ========

(6) Leases

  Falcon is the lessee of vehicles under a number of capital leases which expire in stages from April 1999 to November 2000.

  Following is a summary of equipment held under capital leases:

                                              December 31
                                         -----------------------   March 31,
                                            1996        1997         1998
                                         ----------  -----------  -----------
                                                                  (Unaudited)
     Transportation and towing
      equipment......................... $1,612,687  $ 2,124,409  $ 2,124,409
     Less accumulated amortization......   (703,928)  (1,036,670)  (1,127,996)
                                         ----------  -----------  -----------
                                         $  908,759  $ 1,087,739  $   996,413
                                         ==========  ===========  ===========

  Falcon leases the land and buildings used for its operations at the El Monte and Phoenix locations under lease agreements with its sole stockholder. These agreements provide for annual rental payments of $288,000 beginning December 1996 and $37,000 beginning March 1997 at the El Monte and Phoenix locations, respectively. Rent paid to the stockholder in 1995, 1996 and 1997 was $0, $24,000 and $319,000, respectively. Additionally, Falcon has a cancelable lease for the land and building used for its operations at the Newark, CA location from an unrelated third party for annual rental payments of approximately $48,000. The leases are classified as operating leases. Falcon is responsible for all operating costs related to the properties.

  Total rent expense for 1995, 1996 and 1997 was $240,003, $265,103 and
$438,003, respectively.

                     FALCON TOWING AND AUTO DELIVERY, INC.

  Future minimum lease payments under noncancellable operating leases (with initial or remaining lease terms in excess of one year) and future minimum capital lease payments as of December 31, 1997 are:

                                                          Capital    Operating
     Year ending December 31,                              leases      leases
     1998............................................... $  473,698  $  325,000
     1999...............................................    400,408     325,000
     2000...............................................    254,520     325,000
     2001...............................................     14,112     277,000
     2002...............................................        --        3,100
                                                         ----------  ----------
       Total............................................  1,142,738  $1,255,100
                                                                     ==========
     Less amount representing interest..................    (57,860)
                                                         ----------
       Present value of net minimum capital lease
        payments........................................ $1,084,878
                                                         ==========

(7) Non-Cash Transactions

  During 1995, 1996 and 1997, Falcon financed certain purchases of vehicles and equipment totaling $571,137, $671,086 and $511,722, respectively.

(8) Income Taxes

  Income tax expense for the years ended December 31, 1995, 1996 and 1997 consists of:

                                                       1995    1996      1997
     Current:
       Federal....................................... $   --  $77,500  $ 86,271
       State.........................................     --   21,198    22,430
                                                      ------- -------  --------
                                                          --   98,698   108,701
     Deferred........................................  15,707  (3,975)   (1,178)
                                                      ------- -------  --------
                                                      $15,707 $94,723  $107,523
                                                      ======= =======  ========

  The following table reconciles the expected tax expense at the Federal statutory tax rate to the effective tax rate.

                                                     1995      1996      1997
     Computed expected tax (benefit) expense...... $(44,794) $ 87,465  $ 81,454
     State income taxes (benefit), net of Federal
      benefit.....................................   (8,087)   13,991    14,803
     Non-deductible meals and entertainment
      expenses....................................    1,428       354     2,116
     Tax penalties and disallowances..............      --      5,724     3,898
     Net operating loss carryforward for which no
      benefit will be derived.....................   73,039       --        --
     Basis difference in fixed assets which will
      not result in a tax benefit or loss.........   (5,879)  (12,811)    5,252
                                                   --------  --------  --------
                                                   $ 15,707  $ 94,723  $107,523
                                                   ========  ========  ========

  The tax effects of temporary differences that give rise to deferred tax liabilities as of December 31, 1995, 1996 and 1997 relate to fixed assets caused by differences in depreciation lives and methods and total $15,707, $11,733 and $10,555, respectively.

                     FALCON TOWING AND AUTO DELIVERY, INC.

(9) Employee Benefits

  Falcon has a retirement savings plan pursuant to section 401(k) of the Internal Revenue Code that is available to all employees with at least one year of service to Falcon and that are at least twenty-one years of age. Falcon provides matching funds of 25% of eligible contributions to the Plan which amounted to $0, $0 and $18,000 in 1995, 1996 and 1997, respectively.

(10) Related Party Transactions

  Falcon leases land and buildings, located at the El Monte and Phoenix locations, from the sole stockholder (see note 6).

(11) Subsequent Event

  (a) During February 1998, the stockholder entered into a definitive agreement to sell Falcon to United Road Services, Inc. The transaction, effected through a combination of cash and common stock of United Road Services, Inc., is contingent and effective upon the initial public offering of the common stock of United Road Services, Inc. The anticipated selling price of Falcon exceeds its net assets as of December 31, 1997.

  (b) Concurrently with the acquisition, United Road Services, Inc. will enter into agreements with the stockholder to lease land and buildings used in Falcon's operations for negotiated amounts and terms.

  (c) On May 6, 1998, United Road Services, Inc. effectively acquired Falcon as a result of the successful completion of the initial public offering of the common stock of United Road Services, Inc.

                         INDEPENDENT AUDITORS' REPORT

The Stockholders
Smith-Christensen Enterprises, Inc.:

  We have audited the accompanying consolidated balance sheets of Smith-Christensen Enterprises, Inc. and subsidiary (City Towing, Inc. d/b/a Quality Towing) ("Quality") as of January 31, 1997 and December 31, 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years ended January 31, 1996 and 1997 and for the twelve-month period ended December 31, 1997. These consolidated financial statements are the responsibility of Quality's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smith-Christensen Enterprises, Inc. and subsidiary (City Towing, Inc. d/b/a Quality Towing) as of January 31, 1997 and December 31, 1997, and the results of their operations and their cash flows for each of the years ended January 31, 1996 and 1997 and for the twelve-month period ended December 31, 1997 in conformity with generally accepted accounting principles.


                                   KPMG LLP

Albany, New York
January 16, 1998,
except as to note 11(c),
which is as of May 6, 1998

                      SMITH-CHRISTENSEN ENTERPRISES, INC.
                                 AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                           January 31, December 31,  March 31,
                                              1997         1997        1998
                                           ----------- ------------ -----------
                                                                    (Unaudited)
                  Assets
Current assets:
  Cash.................................... $  180,269   $  266,687  $  308,414
  Trade accounts receivable, net of
   allowance for doubtful accounts of
   $26,850 and $75,850 at January 31, 1997
   and December 31, 1997, respectively....     88,518      277,966     283,677
  Accounts receivable from related parties
   (note 9)...............................     10,665       50,151      50,151
  Due from employees......................     19,124       22,053      15,955
  Inventories.............................     20,661        9,950      29,372
  Prepaid expenses (note 2)...............     30,048       19,680      46,988
  Other current assets....................        900          900         900
                                           ----------   ----------  ----------
    Total current assets..................    350,185      647,387     735,457
Property, plant and equipment, net (notes
 3 and 5).................................  2,653,243    2,877,229   3,165,423
Accounts receivable from related parties
 (note 9).................................    157,294      831,733     454,441
Other assets, net (note 4)................    118,908       98,905      98,905
                                           ----------   ----------  ----------
    Total assets.......................... $3,279,630   $4,455,254  $4,454,226
                                           ==========   ==========  ==========
   Liabilities and Stockholders' Equity
Current liabilities:
  Current installments of long-term debt
   (note 5)............................... $  447,875   $  541,836  $  522,470
  Accounts payable........................     38,278       68,203     163,506
  Accrued payroll and related costs.......     28,757       85,563      21,832
  Income taxes payable (note 7)...........     60,863      345,339     336,039
  Other accrued expenses..................      5,305        3,110      25,418
                                           ----------   ----------  ----------
    Total current liabilities.............    581,078    1,044,051   1,069,265
                                           ----------   ----------  ----------
Long-term liabilities:
  Long-term debt, excluding current
   installments (note 5)..................  2,415,340    2,188,038   2,188,038
  Deferred income taxes (note 7)..........    193,379      312,721     312,721
                                           ----------   ----------  ----------
    Total liabilities.....................  3,189,797    3,544,810   3,570,024
                                           ----------   ----------  ----------
Stockholders' equity:
  Common stock, no par value.
  Authorized 2,500 shares; issued and
   outstanding 2,425 shares...............     20,000       20,000      20,000
  Retained earnings.......................     69,833      890,444     864,202
                                           ----------   ----------  ----------
    Total stockholders' equity............     89,833      910,444     884,202
                                           ----------   ----------  ----------
    Total liabilities and stockholders'
     equity............................... $3,279,630   $4,455,254  $4,454,226
                                           ==========   ==========  ==========

        See accompanying notes to the consolidated financial statements.

               SMITH-CHRISTENSEN ENTERPRISES, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                             Twelve-month     Three-month periods
                                                             period ended       ended March 31
                            Year ended       Year ended    December 31, 1997 ----------------------
                         January 31, 1996 January 31, 1997    (note 1(b))       1997        1998
                         ---------------- ---------------- ----------------- ----------  ----------
                                                                                  (Unaudited)
Net revenue.............    $4,395,762       $5,395,475       $6,802,474     $1,533,327  $1,954,670
Cost of revenue.........     2,579,463        3,214,772        3,849,138      1,014,657   1,223,785
                            ----------       ----------       ----------     ----------  ----------
    Gross profit........     1,816,299        2,180,703        2,953,336        518,670     730,885
Selling, general and
 administrative
 expenses...............     1,436,488        1,194,716        1,389,707        234,887     520,620
                            ----------       ----------       ----------     ----------  ----------
    Income from
     operations.........       379,811          985,987        1,563,629        283,783     210,265
                            ----------       ----------       ----------     ----------  ----------
Other income (expense):
  Interest expense......      (258,554)        (325,370)        (277,436)       (70,352)    (64,460)
  Interest income.......           --               --             4,524            --          --
  Other.................       (25,005)         131,721          (27,375)      (127,032)   (181,347)
                            ----------       ----------       ----------     ----------  ----------
    Income (loss) before
     income taxes.......        96,252          792,338        1,263,342         86,399     (35,542)
Income tax expense
 (benefit) (note 7).....       103,752          277,623          440,978         30,240      (9,300)
                            ----------       ----------       ----------     ----------  ----------
    Net income (loss)...    $   (7,500)      $  514,715       $  822,364     $   56,159  $  (26,242)
                            ==========       ==========       ==========     ==========  ==========


        See accompanying notes to the consolidated financial statements.

                      SMITH-CHRISTENSEN ENTERPRISES, INC.
                                 AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                      Total
                                                       Retained   stockholders'
                                               Common  earnings      equity
                                                stock  (deficit)    (deficit)
                                               ------- ---------  -------------
Balance at January 31, 1995................... $20,000 $(437,382)   $(417,382)
Net loss--year ended January 31, 1996.........     --     (7,500)      (7,500)
                                               ------- ---------    ---------
Balance at January 31, 1996...................  20,000  (444,882)    (424,882)
Net income--year ended January 31, 1997.......     --    514,715      514,715
                                               ------- ---------    ---------
Balance at January 31, 1997...................  20,000    69,833       89,833
Net income--twelve-months ended December 31,
 1997.........................................     --    822,364      822,364
Net loss--month of January 1997 (note 1(b))...     --     (1,753)      (1,753)
                                               ------- ---------    ---------
Balance at December 31, 1997..................  20,000   890,444      910,444
Net loss--three-month periods ended March 31,
 1998 (unaudited).............................     --    (26,242)     (26,242)
                                               ------- ---------    ---------
Balance at March 31, 1998 (unaudited)......... $20,000 $ 864,202    $ 884,202
                                               ======= =========    =========



        See accompanying notes to the consolidated financial statements.

                      SMITH-CHRISTENSEN ENTERPRISES, INC.
                                 AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                Three-month
                                                                               periods ended
                                                             Twelve-month        March 31
                            Year ended       Year ended      period ended    ------------------
                         January 31, 1996 January 31, 1997 December 31, 1997   1997      1998
                         ---------------- ---------------- ----------------- --------  --------
                                                                                (Unaudited)
Cash flows from
 operating activities:
 Net income (loss).....     $  (7,500)       $ 514,715         $ 822,364     $ 56,159  $(26,242)
 Adjustments to
  reconcile net income
  (loss) to net cash
  provided by
  operating
  activities:
   Net loss for the
    month of January
    1997 (note 1(b))...           --               --             (1,753)         --        --
   Depreciation and
    amortization.......       237,118          322,628           268,732       67,183    23,638
   Deferred income
    taxes..............       151,090          106,198           119,342          --        --
   Decrease (increase)
    in trade accounts
    receivable.........       (74,638)          63,597          (189,448)     141,456    (5,711)
   Increase in due from
    related parties....        (6,512)         (10,285)          (39,486)         --        --
   Decrease (increase)
    in due from
    employees..........           --               --             (2,929)         --      6,098
   Decrease (increase)
    in inventories.....           --           (20,661)           10,711        5,175   (19,422)
   Decrease (increase)
    in prepaid
    expenses...........       (29,858)           7,609            10,368     (262,315)  (27,308)
   Decrease (increase)
    in receivables from
    related parties....       (34,549)        (297,009)         (674,439)         --    377,292
   Increase (decrease)
    in accounts
    payable............        65,853          (49,744)           29,925      (15,789)   95,303
   Increase (decrease)
    in accrued payroll
    and related costs..        62,316          (58,732)           56,806       52,697   (63,731)
   Increase (decrease)
    in income taxes
    payable............       (30,809)          75,650           284,476       (2,214)   (9,300)
   (Decrease) increase
    in other accrued
    expenses...........         6,130           (1,785)           (2,195)         --     22,308
                            ---------        ---------         ---------     --------  --------
     Net cash provided
      by operating
      activities.......       338,641          652,181           692,474       42,352   372,925
                            ---------        ---------         ---------     --------  --------
Cash flows from
 investing activities:
 Purchases of
  property, plant and
  equipment............      (700,708)        (493,663)         (472,715)    (175,175) (311,832)
 Purchase of Custom
  Towing...............      (200,000)             --                --           --        --
                            ---------        ---------         ---------     --------  --------
     Net cash used in
      investing
      activities.......      (900,708)        (493,663)         (472,715)    (175,175) (311,832)
                            ---------        ---------         ---------     --------  --------
Cash flows from
 financing activities:
 Proceeds from long-
  term debt............       424,979              --                --        76,624       --
 Principal payments on
  long-term debt.......           --          (104,014)         (133,341)         --    (19,366)
 Proceeds from
  borrowings under
  lines of credit......       150,000          120,000               --           --        --
                            ---------        ---------         ---------     --------  --------
     Net cash (used in)
      provided by
      financing
      activities.......       574,979           15,986          (133,341)      76,624   (19,366)
                            ---------        ---------         ---------     --------  --------
Net increase in cash...        12,912          174,504            86,418      (56,199)   41,727
Cash at beginning of
 period................        (7,147)           5,765           180,269      258,181   266,687
                            ---------        ---------         ---------     --------  --------
Cash at end of period..     $   5,765        $ 180,269         $ 266,687     $201,982  $308,414
                            =========        =========         =========     ========  ========
Supplemental disclosure
 of cash flow
 information:
 Cash paid during the
  year for:
   Interest............     $ 258,554        $ 325,370         $ 253,242     $ 63,310  $ 62,063
                            =========        =========         =========     ========  ========
   Income taxes........     $  58,439        $  61,656         $  37,160     $  9,290  $ 11,889
                            =========        =========         =========     ========  ========

        See accompanying notes to the consolidated financial statements.

                      SMITH-CHRISTENSEN ENTERPRISES, INC.
                                AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           January 31, 1996, January 31, 1997 and December 31, 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Smith-Christensen Enterprises, Inc. and its wholly-owned subsidiary City Towing, Inc. (d/b/a Quality Towing), collectively referred to herein as "Quality," were founded in 1988 and 1968, respectively. Quality's primary business is towing, impounding and storing vehicles for municipal, governmental and commercial customers in Southern Nevada. Quality has two facilities in Las Vegas. It operates approximately 40 vehicles.

 (b) Periods Presented

  Because Quality has a fiscal year end of January 31, the statements of operations, stockholder's equity and cash flows for Quality's most recent twelve-month period includes the results of operations for the month of January 1997, which is also included in the prior fiscal year ended January 31, 1997. The following represents the condensed results of operations for the month of January 1997 which is included in the twelve-month period ended December 31, 1997 and in the fiscal year ended January 31, 1997:

     Net revenue..................................................... $440,053
     Cost of revenue.................................................  242,564
                                                                      --------
         Gross profit................................................  197,489
     Selling, general and administrative expenses....................  174,187
                                                                      --------
         Income from operations......................................   23,302
                                                                      --------
     Other expenses:
       Interest expense..............................................  (24,193)
       Other.........................................................     (862)
                                                                      --------
         Loss before income taxes....................................   (1,753)
         Income tax expense..........................................      --
                                                                      --------
         Net loss.................................................... $ (1,753)
                                                                      ========

 (c) Principles of Consolidation

  The consolidated financial statements include the financial statements of Smith-Christensen Enterprises, Inc. and its wholly-owned subsidiary City Towing, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

 (d) Revenue Recognition

  Quality operates as one segment related to the transportation of vehicles and equipment for customers.

  Quality's revenue is derived from customers who require a towing service, fees related to the storage of vehicles that have been towed, transport of vehicles and equipment, and auction sales of unclaimed vehicles. Towing revenue is recognized at the completion of each towing engagement, storage fees are accrued over the period the vehicles are held in the impound facility, transport revenue is recognized upon the delivery of the vehicles/equipment to their final destination, and revenue from auction sales are recorded when title to the vehicles has been transferred. Expenses related to the generation of revenue are recognized as incurred.

                      SMITH-CHRISTENSEN ENTERPRISES, INC.
                                AND SUBSIDIARY

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


 (e) Inventories

  Inventories consist of vehicles that will be offered for auction. Inventories are stated at the lower of cost or market.

 (f) Property, Plant and Equipment

  Property, plant and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets or, for leasehold improvements, over the terms of the related leases if shorter. Accelerated methods of depreciation have been used for income tax purposes. For financial statement purposes, Quality provides for depreciation of property and equipment over the following estimated useful lives:

     Buildings...................................................... 28-30 years
     Leasehold improvements......................................... 15-30 years
     Transportation and towing equipment............................  5-15 years
     Office equipment...............................................   3-5 years
     Machinery and other equipment..................................     5 years

 (g) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to Quality on bank loans with similar terms and maturities, the fair value of Quality's financial instruments approximates their carrying values.

 (h) Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 (i) Use of Estimates

  Management of Quality has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (j) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) Prepaid Expenses

  Prepaid expenses consist of the following:

                                            January 31, December 31,  March 31,
                                               1997         1997        1998
                                            ----------- ------------ -----------
                                                                     (Unaudited)
     Prepaid insurance.....................   $28,010     $19,680      $45,988
     Prepaid interest......................     2,038         --           --
                                              -------     -------      -------
                                              $30,048     $19,680      $45,988
                                              =======     =======      =======

                      SMITH-CHRISTENSEN ENTERPRISES, INC.
                                AND SUBSIDIARY

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


(3) Property, Plant and Equipment

  Property, plant and equipment consists of the following:

                                           January 31,  December 31,  March 31,
                                              1997          1997        1998
                                           -----------  ------------ -----------
                                                                     (Unaudited)
     Land................................. $  600,000    $  600,000  $  600,000
     Buildings............................    156,225       156,225     156,225
     Leasehold improvements...............    278,925       278,925     278,925
     Transportation and towing equipment..  2,109,893     2,481,396   2,736,468
     Office equipment.....................    123,691       212,066     222,089
     Machinery and other equipment........    112,889       125,726     172,463
                                           ----------    ----------  ----------
       Total..............................  3,381,623     3,854,338   4,166,170
     Less accumulated depreciation and
      amortization........................   (728,380)     (977,109) (1,000,747)
                                           ----------    ----------  ----------
                                           $2,653,243    $2,877,229  $3,165,423
                                           ==========    ==========  ==========

  Depreciation and amortization of property, plant and equipment for the years ended January 31, 1996 and 1997 and the twelve-month period ended December 31, 1997, totaled $140,910, $224,196, and $271,341, respectively.

(4) Other Assets

  Other assets consist of the following:

                                            January 31, December 31,  March 31,
                                               1997         1997        1998
                                            ----------- ------------ -----------
                                                                     (Unaudited)
     Metro Contract........................  $ 705,850   $ 705,850    $ 705,850
     Non-compete agreement.................     25,000      25,000       25,000
     Goodwill..............................    225,048     225,048      225,048
                                             ---------   ---------    ---------
       Total...............................    955,898     955,898      955,898
     Less accumulated amortization.........   (836,990)   (856,993)    (861,993)
                                             ---------   ---------    ---------
                                             $ 118,908   $  98,905    $  93,905
                                             =========   =========    =========

  Metro contract costs, non-compete agreement and goodwill are amortized over nine, five and fifteen years, respectively. Amortization expense totaled, $96,208, $98,432 and $20,003 for the years ended January 31, 1996 and 1997 and the twelve-month period ended December 31, 1997.

                      SMITH-CHRISTENSEN ENTERPRISES, INC.
                                 AND SUBSIDIARY

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


(5) Indebtedness

  Quality's long-term debt consisted of the following:

                                          January 31,  December 31,  March 31,
                                             1997          1997        1998
                                          -----------  ------------ -----------
                                                                    (Unaudited)
     Notes payable to bank, payable in
      aggregate monthly installments of
      $20,312, plus interest ranging
      from 9% to 9.25% over periods
      ranging from 36 to 48 months, ma-
      turing between September 5, 1998
      and June, 2001. Secured by vehi-
      cles and equipment. ..............  $  428,678    $  596,105  $  667,913
     Note payable to former owner, pay-
      able in varied monthly install-
      ments, including interest at 10%,
      with a final lump sum payment of
      $1,396,556, maturing March 1,
      1999. Secured by land, building
      and the stock of City Towing,
      Inc. .............................   1,682,529     1,562,530   1,522,484
     Note payable to former owner, pay-
      able in monthly installments of
      $3,800, including interest at 9%,
      maturing July 1, 2003. Secured by
      land and building. ...............     226,489       202,485     195,357
     Note payable to Navistar, payable
      in monthly installments of $1,433,
      including interest at 10.5%, ma-
      turing May 4, 1999. Secured by
      equipment. .......................      35,444        22,540      18,666
     Notes payable to Navistar, payable
      in monthly installments of $6,110
      and 2,900, respectively, including
      interest at 9%, maturing May 12,
      1999 and August 11, 1999, respec-
      tively. Secured by equipment. ....     240,964       158,685     135,102
     Note payable to Navistar, payable
      in monthly installments of $563,
      including interest at 11.5%, ma-
      turing August 28, 1997. Secured by
      equipment. .......................       3,796           --          --
     Note payable to bank, payable in
      monthly installments of $6,716,
      including interest at 8%, maturing
      July 1, 2000. Secured by equip-
      ment. ............................     245,316       187,529     170,986
                                          ----------    ----------  ----------
       Total long-term debt.............   2,863,216     2,729,874   2,710,508
     Less installments due within one
      year..............................    (447,875)     (541,836)   (522.470)
                                          ----------    ----------  ----------
       Long-term debt, excluding current
        installments....................  $2,415,341    $2,188,038  $2,188,038
                                          ==========    ==========  ==========

  Annual maturities of long-term debt for the next five years and thereafter are as follows:

     1998............................................................ $  541,836
     1999............................................................  1,771,119
     2000............................................................    264,155
     2001............................................................     81,521
     2002............................................................     40,849
     Thereafter......................................................     30,394
                                                                      ----------
                                                                      $2,729,874
                                                                      ==========

                      SMITH-CHRISTENSEN ENTERPRISES, INC.
                                AND SUBSIDIARY

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


(6) Leases

  Quality leases land and building used as part of its operations under a lease agreement with Nevada Recycling Corporation, an affiliated entity owned by the owners of the stockholder of Quality. The lease is classified as an operating lease. The agreement provides for monthly rental payments of $8,000 with an automatic renewal for additional consecutive periods of one year beginning every October, unless either party gives no less than 30 days written notice of the intent to terminate. Quality is responsible for all operating costs related to the property.

  Rent expense was $96,000 for the years ended January 31, 1996 and 1997 and the twelve-month period ended December 31, 1997, respectively.

(7) Income Taxes

  Income tax expense for the years ended January 31, 1997 and 1996 and the twelve-month period ended December 31, 1997 consists of:

                                                                    Twelve-month
                                            Year ended  Year ended  period ended
                                            January 31, January 31, December 31,
                                               1996        1997         1997
                                            ----------- ----------- ------------
     Current:
     Federal...............................  $(47,338)   $171,425     $321,636
     Deferred..............................   151,090     106,198      119,342
                                             --------    --------     --------
                                             $103,752    $277,623     $440,978
                                             ========    ========     ========

  The following table reconciles the expected tax expense at the Federal statutory tax rate to the effective tax rate:

                                                                    Twelve-month
                                            Year ended  Year ended  period ended
                                            January 31, January 31, December 31,
                                               1996        1997         1997
                                            ----------- ----------- ------------
     Computed expected tax expense.........  $ 32,726    $269,395     $429,536
     Meals and entertainment...............     1,114       6,345        6,341
     Non-deductible goodwill...............     5,101       5,101        5,101
     Adjustment to prior years' taxes......    64,811         --           --
     Other.................................       --       (3,218)         --
                                             --------    --------     --------
                                             $103,752    $277,623     $440,978
                                             ========    ========     ========

                      SMITH-CHRISTENSEN ENTERPRISES, INC.
                                AND SUBSIDIARY

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


  The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of January 31, 1997 and the twelve-month period ended December 31, 1997 are presented below:

                                                                   Twelve-month
                                                                   period ended
                                                       January 31, December 31,
                                                          1997         1997
                                                       ----------- ------------
     Deferred tax assets:
       Covenant-not-to-compete........................  $  2,031     $  3,164
       Contract/intangible............................    13,733          --
                                                        --------     --------
         Total gross deferred tax assets..............    15,764        3,164
         Less valuation allowance.....................       --           --
                                                        --------     --------
                                                          15,764        3,164
     Deferred tax liabilities:
       Property and equipment, due to differences in
        depreciation lives and methods................   209,143      315,885
                                                        --------     --------
       Net deferred tax liability.....................  $193,379     $312,721
                                                        ========     ========

  At January 31, 1996, the net deferred tax liability was $299,577 and there was no recorded valuation allowance.

  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies, as well as carryback opportunities, in making this assessment. Based upon the level of historical taxable income, projections for future taxable income and carryback opportunities over the periods in which the deferred tax assets are deductible, management believes it is more likely than not Quality will realize the benefits of these deductible differences. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

(8) Non-cash Transactions

  During 1995, Quality financed $331,223 of certain transportation and towing equipment in connection with the purchase of Custom Towing through a lending institution.

(9) Related Party Transactions

  Accounts receivable from related parties are amounts due from four companies under the common control of Quality's stockholders. The amounts receivable totaled $167,959 and $881,884 as of January 31, 1997 and December 31, 1997, respectively.

  Quality leases land and building from an affiliated entity owned by the owners of the stockholder of Quality (see note 6).

(10) Contingent Liabilities

  Various legal claims arise against Quality during the normal course of business. In the opinion of management, liabilities, if any, arising from proceedings would not have a material effect on the financial statements.

                      SMITH-CHRISTENSEN ENTERPRISES, INC.
                                AND SUBSIDIARY

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)


(11) Subsequent Event

  (a) During February 1998, the stockholder entered into a definitive agreement to sell Quality net of land, buildings and leasehold improvements and the note payable to the former owner of City Towing, in the amount of $202,485 at December 31, 1997, to United Road Services, Inc. The transaction, effected through a combination of cash and common stock of United Road Services, Inc., is contingent and effective upon the initial public offering of the common stock of United Road Services, Inc. Additionally, proceeds of the initial public offering will be used to pay the note payable to former owner of $1,562,530 at December 31, 1997. The anticipated selling price of Quality exceeds its net assets as of December 31, 1997.

  (b) Concurrently with the acquisition, United Road Services, Inc. will enter into agreements with the stockholder to lease land and buildings used in Quality's operations for negotiated amounts and terms.

  (c) On May 6, 1998, United Road Services, Inc. effectively acquired Quality as a result of the successful completion of the initial public offering of the common stock of United Road Services, Inc.

                         INDEPENDENT AUDITORS' REPORT

The Stockholders
Caron Auto Works, Inc. and
Caron Auto Brokers, Inc.:

  We have audited the accompanying combined balance sheets of Caron Auto Works, Inc. and Caron Auto Brokers, Inc. (collectively, "Caron") as of September 30, 1996 and 1997, and the related combined statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended September 30, 1997. These combined financial statements are the responsibility of Caron's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Caron Auto Works, Inc. and Caron Auto Brokers, Inc. as of September 30, 1996 and 1997 and the results of their combined operations and their combined cash flows for each of the years in the three-year period ended September 30, 1997 in conformity with generally accepted accounting principles.

                                   KPMG LLP

Albany, New York
January 16, 1998,
except as to note 8(c),
which is as of May 6, 1998

                           CARON AUTO WORKS, INC. AND
                            CARON AUTO BROKERS, INC.

                            COMBINED BALANCE SHEETS

                                                 September 30
                                             ----------------------   March 31,
                                                1996        1997        1998
                                             ----------  ----------  -----------
                                                                     (Unaudited)
                  Assets
Current assets:
  Cash.....................................  $   29,370  $  108,163  $   29,676
  Trade accounts receivable, net of
   allowance for doubtful accounts of
   $26,793 in 1996 and $45,079 in 1997.....     633,736     746,332   1,044,089
  Accounts receivable from related parties
   (note 7)................................      98,056      49,754     496,589
  Accounts receivable from employees.......         --        6,500      13,000
  Notes receivable.........................         --       44,539     153,561
  Inventories..............................      24,185      30,040      91,520
  Prepaid and other current assets.........      38,685       5,142     175,429
                                             ----------  ----------  ----------
    Total current assets...................     824,032     990,470   2,003,864
Property and equipment, net (notes 2, 3 and
 4)........................................   1,241,097   2,278,962   3,309,753
Other assets...............................       2,500      22,736      66,780
                                             ----------  ----------  ----------
    Total assets...........................  $2,067,629  $3,292,168   5,380,397
                                             ==========  ==========  ==========
   Liabilities and Stockholders' Equity
Current liabilities:
  Current installments of long-term debt
   (note 3)................................  $   83,297  $  263,093  $  549,176
  Current installments of obligations under
   capital lease (note 4)..................     181,272     177,932     233,205
  Borrowings under lines of credit (note
   3)......................................      18,839     225,000     250,000
  Payable to related parties (note 7)......     185,920       9,500         --
  Accounts payable.........................     130,282     332,544     815,157
  Accrued payroll and related costs........      16,058      40,870     199,961
  Income taxes payable (note 5)............     101,128      92,447       7,950
  Other accrued liabilities................      24,021      48,277      17,458
                                             ----------  ----------  ----------
    Total current liabilities..............     740,817   1,189,663   2,072,907
Long-term liabilities:
  Long-term debt, excluding current
   installments (note 3)...................      56,982   1,010,856   2,003,282
  Obligations under capital lease,
   excluding current installments (note 4).     428,862     437,789     662,669
  Deferred income taxes (note 5)...........     160,342      54,019      54,019
                                             ----------  ----------  ----------
    Total liabilities......................   1,387,003   2,692,327   4,792,877
                                             ----------  ----------  ----------
Stockholders' equity:
  Common stock, $10 par value.
  Authorized 10,000 shares; issued and
   outstanding 200 shares in 1996 and 1997.       2,000       2,000       2,000
  Additional paid-in capital...............      10,225      10,225      10,225
  Retained earnings........................     698,401     617,616     605,295
  Less treasury stock, 3,000 common shares
   in 1996 and 1997, at cost...............     (30,000)    (30,000)    (30,000)
                                             ----------  ----------  ----------
    Total stockholders' equity.............     680,626     599,841     587,520
                                             ----------  ----------  ----------
    Total liabilities and stockholders'
     equity................................  $2,067,629  $3,292,168  $5,380,397
                                             ==========  ==========  ==========

            See accompanying notes to combined financial statements.

                           CARON AUTO WORKS, INC. AND
                            CARON AUTO BROKERS, INC.

                       COMBINED STATEMENTS OF OPERATIONS

                                                                  Six-months
                             Years ended September 30           ended March 31
                         ----------------------------------  ----------------------
                            1995        1996        1997        1997        1998
                         ----------  ----------  ----------  ----------  ----------
                                                                  (Unaudited)
Net revenue............. $4,624,155  $5,575,257  $6,626,850  $3,565,268  $4,016,293
Cost of revenue.........  4,044,834   5,083,883   6,303,546   3,278,560   3,354,742
                         ----------  ----------  ----------  ----------  ----------
   Gross profit.........    579,321     491,374     323,304     286,708     661,551
Selling, general and
 administrative
 expenses...............    238,006     237,943     511,510     380,692     611,988
                         ----------  ----------  ----------  ----------  ----------
   Income (loss) from
    operations..........    341,315     253,431    (188,206)    (93,984)     49,563
                         ----------  ----------  ----------  ----------  ----------
Other income (expense):
 Interest expense.......    (77,693)   (108,069)   (141,000)    (52,060)   (131,207)
 Interest income........        810       5,706       8,360         --          --
 Gain on sale of
  assets................      7,457      16,985     114,966       3,263      54,534
 Other..................     25,570      22,526      29,460      10,693       8,442
                         ----------  ----------  ----------  ----------  ----------
   Income (loss) before
    income taxes........    297,459     190,579    (176,420)   (132,088)    (18,668)
Income tax expense
 (benefit) (note 5).....    103,020      61,838     (95,635)    (44,910)     (6,347)
                         ----------  ----------  ----------  ----------  ----------
   Net income (loss).... $  194,439  $  128,741  $  (80,785) $  (87,178) $  (12,321)
                         ==========  ==========  ==========  ==========  ==========


            See accompanying notes to combined financial statements.

                           CARON AUTO WORKS, INC. AND
                            CARON AUTO BROKERS, INC.

                  COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY

                                   Additional                         Total
                            Common  paid-in   Retained  Treasury  stockholders'
                            stock   capital   earnings   stock       equity
                            ------ ---------- --------  --------  -------------
Balance at September 30,
 1994...................... $2,000  $10,225   $375,221  $(30,000)   $357,446
Net income--1995...........    --       --     194,439       --      194,439
                            ------  -------   --------  --------    --------
Balance at September 30,
 1995......................  2,000   10,225    569,660   (30,000)    551,885
Net income--1996...........    --       --     128,741       --      128,741
                            ------  -------   --------  --------    --------
Balance at September 30,
 1996......................  2,000   10,225    698,401   (30,000)    680,626
Net loss--1997.............    --       --     (80,785)      --      (80,785)
                            ------  -------   --------  --------    --------
Balance at September 30,
 1997......................  2,000   10,225    617,616   (30,000)    599,841
Net income--Six-months
 ended March 31, 1998
 (unaudited)...............    --       --     (12,321)      --      (12,321)
                            ------  -------   --------  --------    --------
Balance of March 31, 1998
 (unaudited)............... $2,000  $10,225   $605,295  $(30,000)   $587,520
                            ======  =======   ========  ========    ========



            See accompanying notes to combined financial statements.

                           CARON AUTO WORKS, INC. AND
                            CARON AUTO BROKERS, INC.

                       COMBINED STATEMENTS OF CASH FLOWS

                                                                 Six-months
                             Years ended September 30          ended March 31
                           -------------------------------  ---------------------
                             1995       1996       1997       1997        1998
                           ---------  ---------  ---------  ---------  ----------
                                                                (unaudited)
Cash flows from operating
 activities:
 Net income (loss).......  $ 194,437  $ 128,741  $ (80,785) $ (87,178) $  (12,321)
 Adjustments to
  reconcile net income
  (loss) to net cash
  provided by (used in)
  operating activities:
   Depreciation and
    amortization.........    158,790    196,937    213,290     84,186      98,113
   Deferred income taxes.     41,924     18,467   (106,323)       --          --
   Gain on sale of
    assets...............     (7,457)   (16,985)  (114,966)    (3,263)     54,534
   Increase in trade
    accounts receivable..    (63,618)  (119,278)  (112,596)  (135,102)   (297,757)
   Decrease (increase) in
    receivables from
    related parties......    (12,056)   (66,885)    48,302      4,967    (446,835)
   Increase in accounts
    receivable from
    employees............        --         --      (6,500)       --       (6,500)
   (Increase) decrease in
    inventories..........      4,705    (23,766)    (5,855)    (9,235)    (61,480)
   Decrease (increase) in
    prepaid expenses.....      4,758    (19,644)    33,543   (104,759)   (172,187)
   (Increase) decrease in
    other assets.........        191        --     (20,236)       --      (44,044)
   Decrease in amounts
    payable to related
    parties..............    (10,702)   (22,889)  (176,420)    14,947      (9,500)
   Increase (decrease) in
    accounts payable.....    (44,731)    16,036    202,262    161,676     482,613
   Increase (decrease) in
    accrued payroll and
    related costs........   (119,686)    (1,670)    24,812     24,859     159,091
   Increase in other
    accrued liabilities..        447     86,401     15,575    (72,439)   (115,316)
                           ---------  ---------  ---------  ---------  ----------
     Net cash provided by
      (used in) operating
      activities.........    147,002    175,465    (85,897)  (121,341)   (371,589)
                           ---------  ---------  ---------  ---------  ----------
Cash flows from investing
 activities:
 Purchases of property
  and equipment..........   (142,383)   (54,909)  (333,277)  (137,328) (1,261,847)
 Proceeds from sale of
  assets.................    123,913     56,011    341,196    156,636      80,309
 Increase in notes
  receivable.............        --         --     (44,539)  (189,157)   (109,022)
                           ---------  ---------  ---------  ---------  ----------
     Net cash provided by
      (used in) investing
      activities.........    (18,470)     1,102    (36,620)  (169,849) (1,290,560)
                           ---------  ---------  ---------  ---------  ----------
Cash flows from financing
 activities:
 Proceeds from long-term
  debt...................    100,000     70,345    456,500    456,500   1,835,267
 Principal payments on
  long-term debt and
  capital leases.........   (174,880)  (300,175)  (461,351)  (174,890)   (276,605)
 Borrowings under line
  of credit, net.........    (35,000)    18,839    206,161     51,161      25,000
                           ---------  ---------  ---------  ---------  ----------
     Net cash provided by
      (used in) financing
      activities.........   (109,880)  (210,991)   201,310    332,771   1,583,662
                           ---------  ---------  ---------  ---------  ----------
Net increase (decrease)
 in cash.................     18,652    (34,424)    78,793     41,581     (78,487)
Cash at beginning of
 year....................     45,142     63,794     29,370     29,370     108,163
                           ---------  ---------  ---------  ---------  ----------
Cash at end of year......  $  63,794  $  29,370  $ 108,163  $  70,951  $   29,676
                           =========  =========  =========  =========  ==========
Supplemental disclosure
 of cash flow
 information:
 Cash paid during the
  year for:
   Interest..............  $ 124,505  $ 110,038  $ 143,639  $  52,060  $  131,207
                           =========  =========  =========  =========  ==========
   Income taxes..........  $     --   $  61,096  $  43,371  $  44,910  $   78,150
                           =========  =========  =========  =========  ==========

            See accompanying notes to combined financial statements.

                          CARON AUTO WORKS, INC. AND
                           CARON AUTO BROKERS, INC.

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                       September 30, 1995, 1996 and 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Caron Auto Works, Inc. and Caron Auto Brokers, Inc. (collectively, "Caron") were founded in 1976 and 1993, respectively. Caron's primary business is transporting vehicles for leasing companies, long-haul transporters and individuals in the Northeastern United States. It also provides towing services for commercial and private customers in the Hartford, Connecticut region. Caron has two facilities in East Hartford and one facility in New Jersey. It operates approximately 55 vehicles.

 (b) Principles of Combination

  The combined financial statements include the financial statements of Caron Auto Works, Inc. and Caron Auto Brokers, Inc. All significant intercompany balances and transactions have been eliminated in combination. Both entities have the same management and principal stockholder ownership.

 (c) Revenue Recognition

  Caron operates as one segment related to the transportation of vehicles and equipment for customers.

  Caron's revenue is derived from customers who require a towing service, transport of vehicles and equipment, fees related to repair of vehicles that have been towed, and auction sales of unclaimed vehicles. Towing revenue is recognized at the completion of each towing engagement, transport revenue is recognized upon the delivery of the vehicles/equipment to their final destination, repair fees are recorded when the service is performed, and revenue from auction sales are recorded when title to the vehicles has been transferred. Expenses related to the generation of revenue are recognized as incurred.

 (d) Inventories

  Inventories include spare parts used in the repair of vehicles and are stated at the lower of cost or market.

 (e) Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets or, for leasehold improvements, over the terms of the related leases if shorter. Accelerated methods of depreciation have been used for income tax purposes. For financial statement purposes, Caron provides for depreciation of property and equipment over the following estimated useful lives:

   Automobiles and transportation equipment..........................    5 years
   Furniture and fixtures............................................  5-7 years
   Machinery and equipment...........................................  5-7 years
   Leasehold improvements............................................ 7-39 years

 (f) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to Caron on bank loans with similar terms and maturities, the fair value of Caron's financial instruments approximates their carrying values.

                            CARON AUTO WORKS, INC.
                         AND CARON AUTO BROKERS, INC.

              NOTES TO COMBINED FINANCIAL STATEMENTS--(Continued)


 (g) Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 (h) Use of Estimates

  Management of Caron has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (i) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results of the interim periods presented.

(2) Property and Equipment

  Property and equipment consists of the following:

                                                September 30
                                            ----------------------   March 31,
                                               1996        1997        1998
                                            ----------  ----------  -----------
                                                                    (Unaudited)
Vehicles................................... $   16,608  $   42,258  $   25,650
Office equipment...........................     75,590     112,455     149,391
Transportation and towing equipment........  1,663,407   2,604,541   3,600,952
Leasehold improvements.....................    262,276     313,011     366,898
                                            ----------  ----------  ----------
  Total....................................  2,017,881   3,072,265   4,142,891
Less accumulated depreciation and
 amortization..............................   (776,784)   (793,303)   (833,138)
                                            ----------  ----------  ----------
                                            $1,241,097  $2,278,962  $3,309,753
                                            ==========  ==========  ==========

  Depreciation and amortization of property and equipment in 1995, 1996 and 1997 totaled $158,790, $196,937 and $213,290, respectively.

(3) Indebtedness

  Caron has available a $250,000 line of credit with Bank of South Windsor, secured by all corporate assets and a personal guarantee by Caron's primary stockholder. Interest is payable at the prime lending rate plus 1% (9.5% at September 30, 1997). Total borrowings under this unsecured line of credit as of September 30, 1996 and 1997 amounted to $18,839 and $225,000, respectively.

                             CARON AUTO WORKS, INC.
                          AND CARON AUTO BROKERS, INC.

              NOTES TO COMBINED FINANCIAL STATEMENTS--(Continued)

  Caron's long-term debt consists of the following:

                                                     September 30
                                                   ----------------  March 31,
                                                    1996     1997      1998
                                                   ------- -------- -----------
                                                                    (Unaudited)
Note payable to Savings Bank of Manchester,
 payable in monthly principal payments of $1,085,
 plus interest at 8.25%, maturing September 29,
 2000. Secured by a car and the personal
 guarantee of the primary stockholder............  $   --  $ 34,500  $ 29,333
Note payable to Savings Bank of Manchester,
 payable in monthly principal payments of $2,500,
 plus interest at prime plus 1% (9.5% at
 September 30, 1997), maturing on August 26,
 2002. Secured by a car and the personal
 guarantee of the primary stockholder............      --   147,500   132,500
Note payable to Savings Bank of Manchester,
 payable in monthly installments of $692,
 including interest at 8.25%, maturing on August
 29, 2000. Secured by a car......................      --    21,459    18,714
Note payable to unrelated individual, payable in
 monthly installments of $580, including interest
 at 12.5%, maturing on October 31, 2000..........   22,364   17,947    14,124
Note payable to Bank of South Windsor, payable in
 monthly installments of $1,633, including
 interest at 9.5%. Matured in October, 1996.
 Secured by one tractor and three trailers.......    1,844      --        --
Note payable to Bank of South Windsor, payable in
 monthly principal payments of $1,111, plus
 interest at prime plus 1% (9.5% at September 30,
 1997), maturing on April 18, 1999. Secured by
 assets of Caron and the personal guarantee of
 the primary stockholder.........................   34,444   21,111    14,444
Note payable to Bank of South Windsor, payable in
 monthly installments of $8,904, including
 interest at 9.25%, maturing on March 27, 2002.
 Secured by twelve tractors and twelve trailers
 and the personal guarantee of the primary
 stockholder.....................................      --   390,878   355,615
Note payable to Peoples Bank, payable in monthly
 principal payments of $1,786, plus interest at
 prime plus 1.5% (10% at September 30, 1997),
 maturing August 15, 2004. Secured by the assets
 of Caron and the personal guarantee of the
 primary stockholder and affiliated companies....      --   148,214   137,498
Note payable to Bank of South Windsor, payable in
 monthly installments of $3,203, including
 interest at 9.5%. Secured by assets of Caron and
 the personal guarantee by the primary
 stockholder.....................................   40,498      --        --
Note payable to Ford Motor Credit Company,
 payable in monthly installments of $770,
 including interest at 10%, maturing November 27,
 1998. Secured by a truck........................   24,979   17,924    15,524
Note payable to Ford Motor Credit Company,
 payable in monthly installments of $959,
 including interest at 8.5%. Secured by
 equipment.......................................   16,150      --        --
Notes payable to Navistar Financial Corp.,
 payable in monthly installments ranging from
 $1,632 to $6,788, including interest at rates of
 9.9% and 10.3%, maturing between 2001 and 2002.
 Secured by tractors and trailers................      --   474,416   426,239
Notes payable to Chase Manhattan Bank, payable in
 monthly installments of $2,082 and $741
 including interest at 9.0% and 8.5%, maturing in
 2002. Secured by a tractor trailer and real
 property........................................      --       --    129,138
Notes payable to Green Tree Financial Servicing
 Corporation, payable in monthly installments of
 $10,649 including interest at 10.9% maturing
 July 20, 2002. Secured by three trucks..........      --       --    432,970

                            CARON AUTO WORKS, INC.
                         AND CARON AUTO BROKERS, INC.

              NOTES TO COMBINED FINANCIAL STATEMENTS--(Continued)


                                                September 30
                                             --------------------   March 31,
                                               1996       1997        1998
                                             --------  ----------  -----------
                                                                   (Unaudited)
Notes payable to PACCAR Financial Corp,
 payable in monthly installments of $7,199
 and $3,049 including interest at 10.8%
 maturing August 1, 2002. Secured by two
 trucks..................................... $    --   $      --   $  430,161
Note payable to Orix Credit Alliance, Inc.,
 payable in monthly installments of $3,719,
 including interest at 9.6% maturing
 February 3, 2002. Secured by one trailer
 and one tractor truck......................      --          --      145,321
Note payable to Norwest Equipment Finance,
 Inc., payable in monthly installments of
 $3,398, including interest at 10.3%
 maturing April 2, 2002. Secured by one
 tractor, one trailer, and a car carrier....      --          --      133,337
Note payable to Newcourt Financial Corp.,
 payable in monthly installments of $3,320
 including interest at 10.8% maturing July
 23, 2002. Secured by one tractor and one
 car hauler.................................      --          --      137,540
                                             --------  ----------  ----------
  Total long-term debt......................  140,279   1,273,949   2,552,458
Less installments due within one year.......  (83,297)   (263,093)   (549,176)
                                             --------  ----------  ----------
  Long-term debt, excluding current
   installments............................. $ 56,982  $1,010,856  $2,003,282
                                             ========  ==========  ==========

  The aggregate maturities of long-term debt for each of the five years subsequent to September 30, 1997 are as follows:

   1998.............................................................. $  263,093
   1999..............................................................    279,925
   2000..............................................................    285,877
   2001..............................................................    259,616
   2002..............................................................    144,384
   Thereafter........................................................     41,054
                                                                      ----------
                                                                      $1,273,949
                                                                      ==========

(4) Leases

  Caron is the lessee for various transportation and towing equipment under capital leases expiring in 2002.

  Following is a summary of equipment held under the capital leases:

                                                  September 30
                                               --------------------   March 31,
                                                 1996       1997        1998
                                               ---------  ---------  -----------
                                                                     (Unaudited)
Transportation and towing equipment........... $ 885,356  $ 741,628   $856,719
Less accumulated amortization.................  (186,143)  (198,826)  (218,000)
                                               ---------  ---------   --------
                                               $ 699,213  $ 542,802   $638,719
                                               =========  =========   ========

  Caron leases the building used for its operations on a month-to-month basis from its primary stockholder. The lease is classified as an operating lease. Caron is responsible for all operating costs related to the property. Rent paid to the stockholder in 1995, 1996 and 1997 was $75,382, $77,181 and $117,096, respectively.

  Total rent expense for 1995, 1996 and 1997 was $84,382, $86,181 and $126,096, respectively.

                             CARON AUTO WORKS, INC.
                          AND CARON AUTO BROKERS, INC.

              NOTES TO COMBINED FINANCIAL STATEMENTS--(Continued)


  Future minimum capital lease payments as of September 30, 1997 are:

   Year Ending September 30,
     1998............................................................ $ 236,171
     1999............................................................   208,828
     2000............................................................   178,665
     2001............................................................    93,094
     2002............................................................     5,644
                                                                      ---------
       Total.........................................................   722,402
     Less amount representing interest...............................  (106,681)
                                                                      ---------
       Present value of net minimum capital lease payments........... $ 615,721
                                                                      =========

(5) Income Taxes

  Income tax expense (benefit) for the years ended September 30, 1995, 1996 and 1997 consists of:

                                                       1995    1996     1997
                                                     -------- ------- ---------
   Current:
     Federal........................................ $ 38,174 $26,900 $   5,789
     State..........................................   22,922  16,471     4,899
                                                     -------- ------- ---------
                                                       61,096  43,371    10,688
   Deferred.........................................   41,924  18,467  (106,323)
                                                     -------- ------- ---------
                                                     $103,020 $61,838 $ (95,635)
                                                     ======== ======= =========

  The following table reconciles the expected tax expense at the Federal statutory tax rate to the effective tax rate.

                                                    1995      1996      1997
                                                  --------  --------  --------
   Computed expected tax expense (benefit)....... $101,136  $ 64,797  $(59,983)
   State income taxes, net of Federal benefit....   15,129    10,871     3,233
   Officer's life insurance......................      427       --        --
   Non-deductible meals and entertainment
    expenses.....................................      512       998     1,647
   Effect of graduated tax rates.................  (16,262)  (14,980)  (34,847)
   Other.........................................    2,078       152    (5,685)
                                                  --------  --------  --------
                                                  $103,020  $ 61,838  $(95,635)
                                                  ========  ========  ========

                            CARON AUTO WORKS, INC.
                         AND CARON AUTO BROKERS, INC.

              NOTES TO COMBINED FINANCIAL STATEMENTS--(Continued)


  The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of September 30, 1996 and 1997 are presented below:

                                                            1996       1997
                                                          ---------  ---------
   Deferred tax assets:
     Allowance for bad debts............................. $  10,091  $  19,830
     Net operating loss carryforwards....................       --     186,261
                                                          ---------  ---------
       Total gross deferred tax asset....................    10,091    206,091
       Less valuation allowance..........................       --         --
                                                          ---------  ---------
       Net deferred tax asset............................    10,091    206,091
   Deferred tax liabilities:
     Property and equipment, due to differences in
      depreciation lives and methods.....................  (170,133)  (260,110)
                                                          ---------  ---------
       Net deferred tax liability........................ $(160,342) $ (54,019)
                                                          =========  =========

  Caron had a net deferred tax liability of $141,875 at September 30, 1995. The net operating loss carryforward of approximately $465,000 expires in 2017.

  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies, as well as carryback opportunities, in making this assessment. Based upon the level of historical taxable income, projections for future taxable income and carryback opportunities over the periods in which the deferred tax assets are deductible, management believes it is more likely than not Caron will realize the benefits of these deductible differences. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

(6) Non-Cash Transactions

  During 1997, Caron leased $1,144,108 of various transportation and towing equipment through several lending institutions (see note 3).

(7) Related Party Transactions

  Caron is indebted to the primary stockholder under an unsecured note, bearing interest at 7% per annum. The note, unpaid interest on the note, and accrued bonus to the sole stockholder are included in payable to related parties in the accompanying combined balance sheets.

  Included in accounts receivable from related parties are amounts due from two companies under the common control of Caron's primary stockholder. The amounts receivable totaled $98,056, $49,757 and $496,589 as of September 30, 1996 and 1997 and March 31, 1998, respectively.

  Caron leases two buildings located in East Hartford, Connecticut, from the primary stockholder (see note 4).

(8) Subsequent Event

  (a) During February 1998, the stockholders entered into a definitive agreement to sell Caron to United Road Services, Inc. The transaction, effected through a combination of cash and common stock of United Road Services, Inc., is contingent and effective upon the initial public offering of the common stock of United Road Services, Inc. The anticipated selling price of Caron exceeds its net assets as of September 30 1997.

  (b) Concurrently with the acquisition, United Road Services, Inc. will enter into agreements with the stockholders to lease land and buildings used in Caron's operations for negotiated amounts and terms.

  (c) On May 6, 1998, United Road Services, Inc. effectively acquired Caron as a result of the successful completion of the initial public offering of the common stock of United Road Services, Inc.

                         INDEPENDENT AUDITORS' REPORT

The Stockholder
Absolute Towing and Transporting, Inc.:

  We have audited the accompanying balance sheets of Absolute Towing and Transporting, Inc. ("Absolute") as of December 31, 1996 and 1997, and the related statements of operations, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of Absolute's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 6, 99% of Absolute's revenue is derived from one customer, and all of Absolute's trade accounts receivable at December 31, 1997 are due from this single customer.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Absolute Towing and Transporting, Inc. as of December 31, 1996 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                   KPMG LLP

Albany, New York
January 28, 1998,
except as to note 7(b),
which is as of May 6, 1998

                     ABSOLUTE TOWING AND TRANSPORTING, INC.

                                 BALANCE SHEETS

                                                    December 31
                                                -------------------  March 31,
                                                  1996      1997       1998
                                                -------- ---------- -----------
                                                                    (Unaudited)
                    Assets
Current assets:
  Cash......................................... $    --  $   10,935 $  744,792
  Trade accounts receivable (note 3)...........  268,818    593,679    107,156
  Income taxes receivable (note 5).............    9,731     55,324        --
  Prepaid expenses.............................   23,613     30,587     27,156
                                                -------- ---------- ----------
    Total current assets.......................  302,162    690,525    879,104
Property and equipment, net (notes 2 and 3)....  265,934    306,153    423,604
Deferred income taxes (note 5).................    6,436     31,331     31,331
                                                -------- ---------- ----------
    Total assets............................... $574,532 $1,028,009 $1,334,039
                                                ======== ========== ==========
     Liabilities and Stockholder's Equity
Current liabilities:
  Current installments of long-term debt (note
   3).......................................... $ 15,737 $   16,218 $   16,915
  Borrowings under lines of credit (note 3)....      --     212,403    556,034
  Book overdraft...............................   98,012    312,217        --
  Accounts payable.............................   79,468    124,573    233,190
                                                -------- ---------- ----------
    Total current liabilities..................  193,217    665,411    806,139
Long-term liabilities:
  Long-term debt, excluding current
   installments (note 3).......................      --      83,782     78,006
                                                -------- ---------- ----------
    Total liabilities..........................  193,217    749,193    884,145
                                                -------- ---------- ----------
Stockholder's equity:
  Common stock, $42.86 par value. Authorized,
   issued and outstanding 1,000 shares in 1996
   and 1997....................................   42,860     42,860     42,860
  Retained earnings............................  338,455    235,956    407,034
                                                -------- ---------- ----------
    Total stockholder's equity.................  381,315    278,816    449,894
                                                -------- ---------- ----------
    Total liabilities and stockholder's equity. $574,532 $1,028,009 $1,334,039
                                                ======== ========== ==========

                See accompanying notes to financial statements.

                     ABSOLUTE TOWING AND TRANSPORTING, INC.

                            STATEMENTS OF OPERATIONS

                                     Year ended             Three-months
                                     December 31           ended March 31
                                ----------------------  ----------------------
                                   1996        1997        1997        1998
                                ----------  ----------  ----------  ----------
                                                             (Unaudited)
Net revenue.................... $3,464,623  $4,779,901  $1,079,300  $1,409,417
Cost of revenue................  2,756,327   3,766,564     734,684   1,054,974
                                ----------  ----------  ----------  ----------
    Gross profit...............    708,296   1,013,337     344,616     354,443
Selling, general and
 administrative expenses.......    635,595   1,095,416      98,728     104,035
                                ----------  ----------  ----------  ----------
    Income (loss) from
     operations................     72,701     (82,079)    245,888     250,408
                                ----------  ----------  ----------  ----------
Other income (expense):
  Interest expense.............     (1,440)    (15,018)     (1,763)    (14,667)
  Gain (loss) on sale of
   assets......................     (2,842)      9,254         --          --
                                ----------  ----------  ----------  ----------
    Income (loss) before income
     taxes.....................     68,419     (87,843)    244,125     235,741
Income tax expense (benefit)
 (note 5)......................    (12,667)    (24,095)     66,963      64,663
                                ----------  ----------  ----------  ----------
    Net income (loss).......... $   81,086  $  (63,748) $  177,162  $  171,078
                                ==========  ==========  ==========  ==========


                See accompanying notes to financial statements.

                     ABSOLUTE TOWING AND TRANSPORTING, INC.

                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                      Total
                                                Common  Retained  stockholder's
                                                 stock  earnings     equity
                                                ------- --------  -------------
Balance at December 31, 1995................... $42,860 $262,370    $305,230
Distributions to stockholder...................     --    (5,001)     (5,001)
Net income--1996...............................     --    81,086      81,086
                                                ------- --------    --------
Balance at December 31, 1996...................  42,860  338,455     381,315
Distributions to stockholder...................     --   (38,751)    (38,751)
Net loss--1997.................................     --   (63,748)    (63,748)
                                                ------- --------    --------
Balance at December 31, 1997...................  42,860  235,956     278,816
Net income--three-months ended March 31, 1998
 (unaudited)...................................     --   171,078     171,078
                                                ------- --------    --------
Balance at March 31, 1998 (unaudited).......... $42,860 $407,034    $449,894
                                                ======= ========    ========



                See accompanying notes to financial statements.

                     ABSOLUTE TOWING AND TRANSPORTING, INC.

                            STATEMENTS OF CASH FLOWS

                                                              Three-months
                                 Year ended December 31      ended March 31
                                 ------------------------  --------------------
                                    1996         1997        1997       1998
                                 -----------  -----------  ---------  ---------
                                                               (Unaudited)
Cash flows from operating
 activities:
 Net income (loss).............  $    81,086  $   (63,748) $ 177,162  $ 171,078
 Adjustments to reconcile net
  income (loss) to net cash
  provided by (used in)
  operating activities:
   Depreciation and
    amortization...............      110,327      127,960     30,728     51,812
   Deferred income taxes.......      (24,253)     (24,895)       --         --
   Loss (gain) from sale of
    property and equipment.....        2,842       (9,254)       --         --
   Decrease (increase) in trade
    accounts receivable........      (75,514)    (324,861)  (112,420)   486,523
   Decrease (increase) in
    income taxes receivable....        8,086      (45,593)     9,731     55,324
   Decrease (increase) in
    prepaid expenses...........        2,718       (6,974)     4,069      3,431
   Increase (decrease) in
    accounts payable...........       29,252       45,105     (1,230)   108,617
                                 -----------  -----------  ---------  ---------
     Net cash provided by (used
      in) operating activities.      134,544     (302,260)   108,040    876,785
                                 -----------  -----------  ---------  ---------
Cash flows from investing
 activities:
 Purchases of property and
  equipment....................     (143,215)    (192,675)   (57,606)  (169,263)
 Proceeds from sale of
  property and equipment.......       11,749       33,750        --         --
                                 -----------  -----------  ---------  ---------
     Net cash used in investing
      activities...............     (131,466)    (158,925)   (57,606)  (169,263)
                                 -----------  -----------  ---------  ---------
Cash flows from financing
 activities:
 Net increase in borrowings
  under line of credit.........          --       212,403        --     343,631
 Increase (decrease) in book
  overdraft....................      (20,890)     214,205     41,412   (312,217)
 Proceeds from long-term debt..       15,737      100,000        --         --
 Principal payments on long
  term debt....................          --       (15,737)   (15,737)    (5,079)
 Stockholder distributions.....       (5,001)     (38,751)       --         --
                                 -----------  -----------  ---------  ---------
     Net cash provided by (used
      in) financing activities.      (10,154)     472,120     25,675     26,335
                                 -----------  -----------  ---------  ---------
Net (decrease) increase in
 cash..........................       (7,076)      10,935     76,109    733,857
Cash at beginning of period....        7,076          --         --      10,935
                                 -----------  -----------  ---------  ---------
Cash at end of period..........  $       --   $    10,935  $  76,109  $ 744,792
                                 ===========  ===========  =========  =========
Supplemental disclosure of cash
 flow information:
 Cash paid during the year
  for:
   Interest....................  $     1,439  $    15,018  $   1,763  $  14,667
                                 ===========  ===========  =========  =========
   Income taxes................  $     3,500  $    46,393  $  57,232  $   9,339
                                 ===========  ===========  =========  =========

                See accompanying notes to financial statements.

                    ABSOLUTE TOWING AND TRANSPORTING, INC.

                         NOTES TO FINANCIAL STATEMENTS

                          December 31, 1996 and 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Absolute Towing and transporting, Inc. ("Absolute") was founded in 1987. Absolute's primary business is towing salvage vehicles for auction companies in Southern California. Absolute has one facility in Los Angeles. It operates approximately 25 vehicles.

 (b) Revenue Recognition

  Absolute operates as one segment related to the transportation of vehicles and equipment for customers.

  Absolute's revenue is derived from customers who require a towing service. Revenue is recognized at the completion of each towing engagement. Expenses related to the generation of revenue are recognized as incurred.

 (c) Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight line method over the estimated useful lives of the individual assets or, for leasehold improvements, over the terms of the related leases, if shorter. Accelerated methods of depreciation have been used for income tax purposes. For financial statement purposes, Absolute provides for depreciation of property and equipment over the following estimated useful lives:

   Transportation and towing equipment................................ 3-5 years
   Leasehold improvements.............................................   5 years
   Furniture and fixtures.............................................   5 years

 (d) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to Absolute on bank loans with similar terms and maturities, the fair value of Absolute's financial instruments approximates their carrying values.

 (e) Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 (f) Use of Estimates

  Management of Absolute has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (g) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

                    ABSOLUTE TOWING AND TRANSPORTING, INC.

(2) Property and Equipment

  Property and equipment consists of the following:

                                                 December 31
                                             ---------------------   March 31,
                                               1996        1997        1998
                                             ---------  ----------  -----------
                                                                    (Unaudited)
   Transportation and towing equipment...... $ 920,210  $  974,036  $1,143,299
   Leasehold improvements...................     3,740      27,110      27,110
   Furniture and fixtures...................     1,060       1,060       1,060
                                             ---------  ----------  ----------
     Total..................................   925,010   1,002,206   1,171,469
   Less accumulated depreciation and
    amortization............................  (659,076)   (696,053)   (747,865)
                                             ---------  ----------  ----------
                                             $ 265,934  $  306,153  $  423,604
                                             =========  ==========  ==========

  Depreciation and amortization of property and equipment in 1996 and 1997 totaled $110,327 and $127,960, respectively.

(3) Indebtedness

  Absolute has a line of credit with a bank in the amount of $300,000, which bears interest at the bank's prime rate plus 1% (9.5% at December 31, 1997). This line of credit expires on May 1, 1998. Borrowings under this line of credit are $212,403 at December 31, 1997 and are secured by accounts receivable, inventory, and equipment. Additionally, in 1997, Absolute entered into a revolving credit agreement with a bank that provides for maximum borrowings of $600,000. Outstanding borrowings bear interest at the bank's prime rate plus 1% and are payable in 60 monthly installments beginning December 10, 1998. The credit facility matures November, 1998. There were no borrowings outstanding at December 31, 1997.

  Absolute's long-term debt consisted of the following:

                                                    December 31
                                                 ------------------   March 31,
                                                   1996      1997       1998
                                                 --------  --------  -----------
                                                                     (Unaudited)
   Note payable to bank, payable in monthly
    installments of $2,125, including interest
    at 10%, maturing December 1, 2002. Secured
    by personal property........................ $ 15,737  $100,000   $ 94,921
     Less installments due within one year......  (15,737)  (16,218)   (16,915)
                                                 --------  --------   --------
       Long-term debt, excluding current
        installments............................ $     --  $ 83,782   $ 78,006
                                                 ========  ========   ========

  Annual maturities of long-term debt for the next five years are as follows:

   1998................................................................ $ 16,218
   1999................................................................   17,917
   2000................................................................   19,791
   2001................................................................   21,865
   2002................................................................   24,209
                                                                        --------
                                                                        $100,000
                                                                        ========

(4) Leases

  Absolute leases the building used for its operations under a month-to-month lease agreement. The lease is classified as an operating lease. The agreement provides for monthly rental payments of $1,446. Absolute is responsible for all operating costs related to the property.

  Total rent expense for 1996 and 1997 was $24,442 and $18,800, respectively.

                    ABSOLUTE TOWING AND TRANSPORTING, INC.

(5) Income Taxes

  Income tax expense (benefit) for the years ended December 31, 1996 and 1997 consists of:

                                                               1996      1997
                                                             --------  --------
   Current:
     Federal................................................ $ 10,786  $    --
     State..................................................      800       800
                                                             --------  --------
                                                               11,586       800
   Deferred.................................................  (24,253)  (24,895)
                                                             --------  --------
                                                             $(12,667) $(24,095)
                                                             ========  ========

  The following table reconciles the expected tax expense at the Federal statutory tax rate to the effective tax rate:

                                                              1996      1997
                                                            --------  --------
   Computed expected tax expense........................... $ 23,262  $(29,867)
   Effect of graduated tax rates...........................  (10,018)    6,656
   State income taxes, net of Federal benefit..............    3,695    (1,626)
   Los Angeles Revitalization Zone ("LARZ") credit.........  (33,371)      --
   Non-deductible meals and entertainment expenses.........    3,765       742
                                                            --------  --------
                                                            $(12,667) $(24,095)
                                                            ========  ========

  The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of December 31, 1996 and 1997 are presented below:

                                                               1996     1997
                                                              -------  -------
   Deferred tax assets:
     Los Angeles Revitalization Zone credit.................. $12,927  $12,927
     Net operating loss carryforward.........................     --    20,524
                                                              -------  -------
       Total gross deferred tax assets.......................  12,927   33,451
       Less valuation allowance..............................     --       --
                                                              -------  -------
                                                               12,927   33,451
   Deferred tax liabilities:
     Property and equipment, due to differences in
      depreciation lives and methods.........................  (6,491)  (2,120)
                                                              -------  -------
       Net deferred tax asset................................ $ 6,436  $31,331
                                                              =======  =======

  At December 31, 1995, the net deferred tax liability was $17,817. The net operating loss carryforward of approximately $60,400 expires in 2017 and LARZ credit of approximately $12,900 expires in 2011.

  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies, as well as carryback opportunities, in making this assessment. Based upon the level of historical taxable income, projections for future taxable income and carryback opportunities over the periods in which the

                    ABSOLUTE TOWING AND TRANSPORTING, INC.

deferred tax assets are deductible, management believes it is more likely than not Absolute will realize the benefits of these deductible differences. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future income are reduced.

(6) Concentration of Business Risks

  For both 1996 and 1997, 99% of Absolute's revenues were derived from one customer, Insurance Auto Auctions (IAA). The loss of this customer could significantly effect Absolute's performance.

(7) Subsequent Event

  (a) During February 1998, the stockholder entered into a definitive agreement to sell Absolute to United Road Services, Inc. The transaction, effected through a combination of cash and common stock of United Road Service, Inc., is contingent and effective upon the initial public offering of the common stock of United Road Service, Inc. The anticipated selling price of Absolute exceeds its net assets as of December 31, 1997. Certain of the assets of Absolute, in the amount of $65,000, will be retained by the stockholder.

  (b) On May 6, 1998, United Road Services, Inc. effectively acquired Absolute as a result of the successful completion of the initial public offering of the common stock of United Road Services, Inc.

                         INDEPENDENT AUDITORS' REPORT

The Stockholder
ASC Transportation Services:

  We have audited the accompanying consolidated balance sheet of ASC Transportation Services and subsidiary (Auto Service Center d/b/a ASC Truck Service) ("Auto Service") as of December 31, 1997, and the related consolidated statements of operations, stockholder's deficit, and cash flows for the year then ended. These consolidated financial statements are the responsibility of Auto Service's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ASC Transportation Services and subsidiary (Auto Service Center d/b/a ASC Truck Service) as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                                   KPMG LLP

Albany, New York
February 10, 1998,
except as to notes 7 and 8(c)
which are as of May 8, 1998 and
May 6, 1998, respectively

                   ASC TRANSPORTATION SERVICES AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                                                       December 31, March 31,
                                                           1997        1998
                                                       ------------ ----------
                        Assets
Current assets:
  Cash................................................  $  138,213  $  132,644
  Trade accounts receivable...........................     225,364     249,103
  Due from employees..................................         715       1,884
  Accounts receivable--other..........................       4,977       9,089
  Inventories.........................................      18,167       9,213
  Prepaid expenses....................................      69,535      66,753
                                                        ----------  ----------
    Total current assets..............................     456,971     468,686
Property and equipment, net (notes 2 and 4)...........     806,503     764,338
Other assets..........................................      10,986      25,577
                                                        ----------  ----------
    Total assets......................................  $1,274,460  $1,258,601
                                                        ==========  ==========
        Liabilities and Stockholders' Deficit
Current liabilities:
  Current installments of long-term debt (note 3).....  $   20,275  $   17,450
  Current installments of obligations under capital
   leases (note 4)....................................     247,845     249,390
  Accounts payable....................................     121,245      80,736
  Accrued payroll and related costs...................      45,759      77,339
  Income taxes payable (note 5).......................      62,051      46,565
  Other accrued liabilities...........................      16,961      31,152
                                                        ----------  ----------
    Total current liabilities.........................     514,136     502,632
Long-term liabilities:
  Long-term debt, excluding current installments (note
   3).................................................     209,326     206,149
  Obligations under capital leases, excluding current
   installments (note 4)..............................     491,680     438,445
  Deferred income taxes (note 5)......................      82,965      82,965
                                                        ----------  ----------
    Total liabilities.................................   1,298,107   1,230,191
                                                        ----------  ----------
Stockholders' deficit:
  Common stock, no par value. Authorized 10,000
   shares; issued and outstanding 25 shares...........      24,000      24,000
  Additional paid-in capital..........................      33,325      33,325
  Accumulated deficit.................................     (80,972)    (28,915)
                                                        ----------  ----------
    Total stockholders' deficit.......................     (23,647)     28,410
                                                        ----------  ----------
    Total liabilities and stockholders' deficit.......  $1,274,460  $1,258,601
                                                        ==========  ==========

        See accompanying notes to the consolidated financial statements.

                   ASC TRANSPORTATION SERVICES AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                              Three-months
                                                             ended March 31
                                                            ------------------
                                             Year ended
                                          December 31, 1997   1997      1998
                                          ----------------- --------  --------
                                                               (Unaudited)
Net revenue..............................    $3,310,464     $743,768  $919,626
Cost of revenue..........................     2,364,355      459,654   555,251
                                             ----------     --------  --------
    Gross profit.........................       946,109      284,114   364,375
Selling, general, and administrative
 expenses................................       764,778      239,078   258,285
                                             ----------     --------  --------
    Income from operations...............       181,331       45,036   106,090
                                             ----------     --------  --------
Other income (expense):
  Interest expense.......................       (71,947)     (17,553)  (17,936)
  Gain (loss) on sale of assets..........        18,670       10,500    (9,652)
  Other..................................        34,834        7,826       --
                                             ----------     --------  --------
    Income before income taxes...........       162,888       45,809    78,502
Income tax expense (note 5)..............        49,096       13,808    26,445
                                             ----------     --------  --------
    Net income...........................    $  113,792     $ 32,001  $ 52,057
                                             ==========     ========  ========


        See accompanying notes to the consolidated financial statements.

                   ASC TRANSPORTATION SERVICES AND SUBSIDIARY

                CONSOLIDATED STATEMENT OF STOCKHOLDER'S DEFICIT


                                        Additional                  Total
                                Common   paid-in   Accumulated  stockholder's
                                 stock   capital     deficit   equity (deficit)
                                ------- ---------- ----------- ----------------
Balance at December 31, 1996... $24,000  $33,325    $(194,764)    $(137,439)
Net income--1997...............      --       --      113,792       113,792
                                -------  -------    ---------     ---------
Balance at December 31, 1997...  24,000   33,325      (80,972)      (23,647)
Net income--three-months ended
 March 31, 1998
 (unaudited)...................     --       --        52,057        52,057
                                -------  -------    ---------     ---------
Balance at March 31, 1998 (un-
 audited)...................... $24,000  $33,325    $ (28,915)    $  28,410
                                =======  =======    =========     =========



        See accompanying notes to the consolidated financial statements.

                   ASC TRANSPORTATION SERVICES AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                              Three-months
                                                             ended March 31
                                             Year ended     ------------------
                                          December 31, 1997   1997      1998
                                          ----------------- --------  --------
                                                               (Unaudited)
Cash flows from operating activities:
  Net income.............................     $ 113,792     $ 32,001  $ 52,057
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
    Depreciation and amortization........       177,150       41,790    41,219
    Deferred income taxes................        (6,786)         --        --
    Loss (gain) on sale of property and
     equipment...........................       (18,670)     (10,500)    9,652
    Decrease (increase) in trade accounts
     receivable..........................       (88,313)       2,757   (23,739)
    Increase in due from employees.......        (1,376)        (661)   (1,169)
    Increase in accounts receivable--
     other...............................        (1,366)      (2,182)   (4,112)
    Decrease (increase) in inventories...        (5,006)      (1,987)    8,954
    Decrease (increase) in prepaid
     expenses and other assets...........        28,383       26,044   (11,809)
    Decrease in accounts payable.........       (11,932)     (35,648)  (40,509)
    Increase in accrued payroll and
     related costs.......................        17,020       27,495    31,580
    Increase (decrease) in income taxes
     payable.............................        38,517        8,479   (15,486)
    Increase in other accrued
     liabilities.........................         7,191          298    14,191
                                              ---------     --------  --------
      Net cash provided by operating
       activities........................       248,604       87,886    60,829
                                              ---------     --------  --------
Cash flows from investing activities:
  Purchases of property and equipment....      (268,647)     (11,561)   (8,706)
  Proceeds from sale of property and
   equipment.............................        52,938       18,537       --
                                              ---------     --------  --------
      Net cash used in investing activi-
       ties..............................      (215,709)       6,976    (8,706)
                                              ---------     --------  --------
Cash flows from financing activities:
  Proceeds from long-term debt...........       240,673          --        --
  Principal payments on long-term debt
   and capital leases....................      (211,134)     (41,206)  (57,692)
                                              ---------     --------  --------
      Net cash provided by financing ac-
       tivities..........................        29,539      (41,206)  (57,692)
                                              ---------     --------  --------
Net increase (decrease) in cash..........        62,434       53,656    (5,569)
Cash at beginning of period..............        75,779       75,779   138,213
                                              ---------     --------  --------
Cash at end of period....................     $ 138,213     $129,435  $132,644
                                              =========     ========  ========
Supplemental disclosure of cash flow in-
 formation:
  Cash paid during the year for:
    Interest.............................     $  72,183     $ 17,553  $ 17,936
                                              =========     ========  ========
    Income taxes.........................     $  17,660     $  5,624  $ 41,931
                                              =========     ========  ========

        See accompanying notes to the consolidated financial statements.

                  ASC TRANSPORTATION SERVICES AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               December 31, 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  ASC Transportation Services and its wholly-owned subsidiary, Auto Service Center (d/b/a ASC Truck Service), collectively referred to herein as "Auto Service", were founded in 1993 and 1965, respectively. Auto Service is a commercial and police towing company with two facilities based in Sacramento, California. One facility concentrates in the towing of commercial and personal vehicles primarily contracting with law enforcement agencies and motor clubs. The other location concentrates on the towing of larger commercial vehicles and maintains a repair shop also for commercial vehicles. It operates approximately 28 vehicles.

 (b) Principles of Consolidation

  The consolidated financial statements include the financial statements of ASC Transportation Services and its wholly-owned subsidiary, Auto Service Center. All significant intercompany balances and transactions have been eliminated in consolidation.

 (c) Revenue Recognition

  Auto Service operates as one segment related to the transportation of vehicles and equipment for customers.

  Auto Service's revenue is derived from customers who require a towing service, transport of vehicles and equipment, and fees related to the repair of vehicles that have been towed. Towing revenue is recognized at the completion of each towing engagement, transport revenue is recognized upon the delivery of the vehicles and equipment to their final destination, and repair fees are recorded when the service is performed. Expenses related to the generation of revenue are recognized as incurred.

 (d) Inventories

  Inventories consist principally of spare parts used for repair and maintenance. Inventories are stated at the lower of cost or market.

 (e) Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets or, for leasehold improvements, over the terms of the related leases if shorter. Accelerated methods of depreciation have been used for income tax purposes. For financial statement purposes, Auto Service provides for depreciation of property and equipment over the following estimated useful lives:

   Transportation and towing equipment...............................    5 years
   Machinery and other equipment.....................................    7 years
   Leasehold improvements............................................ 7-20 years
   Furniture and fixtures............................................    7 years

 (f) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to Auto Service on bank loans with similar terms and maturities, the fair value of Auto Service's financial instruments approximates their carrying values.

                  ASC TRANSPORTATION SERVICES AND SUBSIDIARY

 (g) Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 (h) Use of Estimates

  Management of Auto Service has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (i) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) Property and Equipment

  Property and equipment consists of the following:

                                                       December 31,  March 31,
                                                           1997        1998
                                                       ------------ -----------
                                                                    (Unaudited)
   Transportation and towing equipment................  $1,425,655  $1,414,374
   Machinery and other equipment......................     169,403     157,859
   Leasehold improvements.............................      29,614      31,811
   Furniture and fixtures.............................      39,175      40,442
                                                        ----------  ----------
   Total..............................................   1,663,847   1,644,486
   Less accumulated depreciation and amortization.....    (857,344)   (880,148)
                                                        ----------  ----------
                                                        $  806,503  $  764,338
                                                        ==========  ==========

  Depreciation and amortization of property and equipment in 1997 totaled $177,150.

(3) Indebtedness

  Auto Service's long-term debt consisted of the following:

                                                        December 31,  March 31,
                                                            1997        1998
                                                        ------------ -----------
                                                                     (Unaudited)
   Note payable to bank, payable in monthly
    installments of $1,042, including interest at
    10.5%, maturing August 1998.......................    $  8,333    $  5,207
   Note payable to unrelated individuals payable in
    monthly installments of $2,794, including interest
    at 10%, maturing November 2008. Guaranteed by the
    owners of Auto Service and secured by a Pledge
    Agreement for all authorized shares of stock of
    Auto Service......................................     221,268     218,392
                                                          --------    --------
     Total long-term debt.............................     229,601     223,599
   Less installments due within one year..............     (20,275)    (17,450)
                                                          --------    --------
     Long-term debt, excluding current installments...    $209,326    $206,149
                                                          ========    ========

                  ASC TRANSPORTATION SERVICES AND SUBSIDIARY

  Annual maturities of long-term debt for the next five years and thereafter are as follows:

   1998................................................................ $ 20,275
   1999................................................................   13,193
   2000................................................................   14,574
   2001................................................................   16,100
   2002................................................................   17,786
   Thereafter..........................................................  147,673
                                                                        --------
                                                                        $229,601
                                                                        ========

(4) Leases

  Auto Service is obligated under various capital leases for vehicles, equipment and furniture and fixtures that expire at various dates ranging between January 1998 to August 2003.

  Auto Service is obligated to the stockholder under a capital lease for a vehicle through December 1999.

  Following is a summary of property and equipment held under the capital leases:

                                                       December 31,  March 31,
                                                           1997        1998
                                                       ------------ -----------
                                                                    (Unaudited)
Transportation and towing equipment...................  $1,136,544  $1,136,544
Other equipment.......................................      55,350      55,350
Furniture and fixtures................................      18,240      18,240
                                                        ----------  ----------
                                                         1,210,134   1,210,134
Less accumulated amortization.........................    (519,886)   (553,639)
                                                        ----------  ----------
                                                        $  690,248  $  656,495
                                                        ==========  ==========

  Auto Service leases the office building and a vehicle used for its operations from the stockholder. These leases are classified as operating leases and have been included in the data presented below. The building lease is for an initial three-year term expiring in May 1998 with an option to renew for five years. The lease was renewed on January 1997 and expires April 2003. The vehicle lease has indefinite terms with a 30 day notice. Auto Service is responsible for all operating costs related to these properties.

  Auto Service also leases another building used for its operations from an unrelated party. This lease is classified as an operating lease and is included in the data presented below. The lease expires October 2002.

  Total rent expense for 1997 was $151,393, including $64,654 paid to the stockholder.

  Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum capital lease payments as of December 31, 1997 are:

                                                             Capital   Operating
                                                              Leases    Leases
   1998..................................................... $310,859   106,800
   1999.....................................................  253,159   106,800
   2000.....................................................  132,122   106,800
   2001.....................................................   85,626   106,800
   2002.....................................................   68,505    98,500
   Thereafter...............................................   28,795    19,000
                                                             --------   -------
     Total..................................................  879,066   544,700
                                                                        =======
   Less amount representing interest........................ (139,541)
                                                             --------
   Present value of net minimum capital lease payments...... $739,525
                                                             ========

                  ASC TRANSPORTATION SERVICES AND SUBSIDIARY

(5) Income Taxes

  Income tax expense for the year ended December 31, 1997 consists of:

     Current:
       Federal......................................................... $42,934
       State...........................................................  12,948
                                                                        -------
                                                                         55,882
     Deferred..........................................................  (6,786)
                                                                        -------
                                                                        $49,096
                                                                        =======

  The following table reconciles the expected tax expense at the Federal statutory tax rate to the effective tax rate.

     Computed expected tax expense.................................... $ 55,382
     State income taxes, net of Federal benefit.......................    8,546
     Meals and entertainment..........................................    1,372
     Adjustment to prior years' taxes.................................  (17,770)
     Other............................................................    1,566
                                                                       --------
                                                                       $ 49,096
                                                                       ========

  The tax effects of temporary differences that give rise to deferred tax liabilities as of December 31, 1997 are presented below:

     Deferred tax liability:
       Property and equipment, due to differences in depreciation lives and methods....................................................  $82,965
                                                                         -------
         Net deferred tax liability....................................  $82,965
                                                                         =======

  At December 31, 1996, the net deferred tax liability was $89,751 and there was no recorded valuation allowance.

  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies, as well as carryback opportunities, in making this assessment. Based upon the level of historical taxable income, projections for future taxable income and carryback opportunities over the periods in which the deferred tax assets are deductible, management believes it is more likely than not Auto Service will realize the benefits of these deductible differences. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

(6) Non-Cash Transactions

  During 1997, Auto Service leased $66,561 of certain vehicles through lending institutions.

                  ASC TRANSPORTATION SERVICES AND SUBSIDIARY

(7) Concentration of Business Risks

  For 1997, 33% of Auto Service's revenues were derived from one customer, Automobile Association of America (AAA). On May 8, 1998, the Automobile Association of America (AAA) terminated its relationship with Auto Service. The loss of this customer could significantly effect Auto Service's performance.

(8) Subsequent Event

  (a) During February 1998, the stockholder entered into a definitive agreement to sell Auto Service to United Road Services, Inc. The transaction, effected through a combination of cash and common stock of United Road Service, Inc., is contingent and effective upon the initial public offering of the common stock of United Road Service, Inc. The anticipated selling price of Auto Service exceeds its net assets as of December 31, 1997.

  (b) Concurrently with the acquisition, United Road Service, Inc. will enter into agreements with the stockholder to lease land and buildings used in Auto Service's operations for negotiated amounts and terms.

  (c) On May 6, 1998, United Road Services, Inc. effectively acquired Auto Service as a result of the successful completion of the initial public offering of the common stock of United Road Services, Inc.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
MPG Transco, Ltd.:

  We have audited the accompanying balance sheets of MPG Transco, Ltd. as of July 31, 1997 and 1998, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPG Transco, Ltd. as of July 31, 1997 and 1998, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                   KPMG LLP

Detroit, Michigan
December 11, 1998

                               MPG TRANSCO, LTD.

                                 BALANCE SHEETS

                                                     July 31,
                                              ---------------------- October 31,
                                                 1997        1998       1998
                   Assets                     ----------- ---------- -----------
                                                                     (unaudited)
Current assets:
  Cash and cash equivalents.................  $    88,927  1,074,291    347,593
  Trade accounts receivable, net of
   allowance for doubtful accounts of
   $100,000 in 1997 and 1998................    1,368,797  1,986,064  1,957,619
  Accounts receivable from employees........       12,016     52,853     42,073
  Income tax receivable (note 7)............      152,991        --         --
  Prepaid and other current assets (note 2).      344,503    158,569    111,853
  Deferred income taxes (note 7)............      101,824    208,225    171,418
                                              ----------- ---------- ----------
    Total current assets....................    2,069,058  3,480,002  2,630,556
Property and equipment, net (notes 3 and 5).   11,504,108  9,655,810 10,630,088
Cash surrender value of officer's life
 insurance..................................      246,065    302,734    320,045
Other assets................................       28,200     27,700     27,700
                                              ----------- ---------- ----------
    Total assets............................  $13,847,431 13,466,246 13,608,389
                                              =========== ========== ==========
    Liabilities and Stockholders' Equity
Current liabilities:
  Line of credit (note 5)...................  $ 1,125,000    999,580    986,224
  Current installments of notes payable
   (note 5).................................    3,170,821  1,799,544  2,004,499
  Accounts payable..........................      759,029    879,062    818,074
  Due to related party (note 9).............       95,982    894,794     23,936
  Income taxes payable (note 7).............          --     625,665    739,706
  Other accrued liabilities (note 4)........      689,317    920,460    891,820
                                              ----------- ---------- ----------
    Total current liabilities...............    5,840,149  6,119,105  5,464,259
Long-term liabilities:
  Notes payable, excluding current
   installments (note 5)....................    2,526,498    846,588  1,421,428
  Deferred income taxes (note 7)............    1,360,324  1,460,514  1,462,047
                                              ----------- ---------- ----------
    Total liabilities.......................    9,726,971  8,426,207  8,347,734
                                              ----------- ---------- ----------
Stockholders' equity:
  Common stock, no par value. 10,000 shares
   authorized; 1,000 shares issued and
   outstanding..............................        1,000      1,000      1,000
  Paid-in capital in excess of stated value.    1,417,234  1,417,234  1,417,234
  Retained earnings.........................    2,702,226  3,621,805  3,842,421
                                              ----------- ---------- ----------
    Total stockholders' equity..............    4,120,460  5,040,039  5,260,655
                                              ----------- ---------- ----------
    Total liabilities and stockholders'
     equity.................................  $13,847,431 13,466,246 13,608,389
                                              =========== ========== ==========

                See accompanying notes to financial statements.

                               MPG TRANSCO, LTD.

                            STATEMENTS OF OPERATIONS

                                                          Three Months Ended
                                  Years Ended July 31,        October 31,
                                 -----------------------  --------------------
                                    1997         1998       1997       1998
                                 -----------  ----------  ---------  ---------
                                                              (unaudited)
Net revenue..................... $20,469,778  23,471,030  5,813,482  5,816,476
Cost of revenue.................  14,503,066  16,093,952  3,991,915  4,136,818
                                 -----------  ----------  ---------  ---------
    Gross profit................   5,966,712   7,377,078  1,821,567  1,679,658
Selling, general and
administrative expenses.........   5,224,312   5,225,129  1,245,141  1,222,955
                                 -----------  ----------  ---------  ---------
    Income from operations......     742,400   2,151,949    576,426    456,703
Other income (expense):
  Interest expense..............    (472,981)   (487,295)  (157,336)   (76,608)
  Interest income...............      19,736      17,453         69      2,457
  Other.........................     (13,257)    (10,731)    (1,867)       679
  Loss on sale of assets........    (250,767)   (132,343)  (127,490)   (10,234)
                                 -----------  ----------  ---------  ---------
    Income before income taxes..      25,131   1,539,033    289,802    372,997
Income tax expense (note 7).....      39,683     619,454    122,578    152,381
                                 -----------  ----------  ---------  ---------
    Net income (loss)........... $   (14,552)    919,579    167,224    220,616
                                 ===========  ==========  =========  =========



                See accompanying notes to financial statements.

                               MPG TRANSCO, LTD.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                              Paid-in
                                             Capital in                 Total
                                     Common  Excess of   Retained   Stockholders'
                                     Stock  Stated Value Earnings      Equity
                                     ------ ------------ ---------  -------------
Balance at July 31, 1996...........  $1,000  1,417,234   2,716,778    4,135,012
Net loss--Year ended July 31, 1997.     --         --      (14,552)     (14,552)
                                     ------  ---------   ---------    ---------
Balance at July 31, 1997...........   1,000  1,417,234   2,702,226    4,120,460
Net income--Year ended July 31,
1998...............................     --         --      919,579      919,579
                                     ------  ---------   ---------    ---------
Balance at July 31, 1998...........   1,000  1,417,234   3,621,805    5,040,039
Net income--
  Three months ended October 31,
   1998 (unaudited)................     --         --      220,616      220,616
                                     ------  ---------   ---------    ---------
Balance at October 31, 1998
(unaudited)........................  $1,000  1,417,234   3,842,421    5,260,655
                                     ======  =========   =========    =========



                See accompanying notes to financial statements.

                               MPG TRANSCO, LTD.

                            STATEMENTS OF CASH FLOWS

                                                           Three Months Ended
                                  Years Ended July 31,         October 31,
                                 -----------------------  ----------------------
                                    1997         1998        1997        1998
                                 -----------  ----------  ----------  ----------
                                                               (unaudited)
Cash flows from operating
 activities:
 Net income (loss).............  $   (14,552)    919,579     167,224     220,616
 Adjustments to reconcile net
  income (loss) to net cash
  provided by (used in)
  operating activities:
   Depreciation and
    amortization...............    1,392,177   1,526,643     405,590     404,264
   Deferred income taxes.......      192,674      (6,211)        --       38,340
   Loss on sale of property and
    equipment..................      250,767     132,343     127,490      10,234
   (Increase) decrease in trade
    accounts
    receivable.................     (111,392)   (617,267)   (461,594)     28,445
   (Increase) decrease in
    accounts receivable from
    employees..................      (12,016)    (40,837)    (15,616)     10,780
   (Increase) decrease in
    income tax receivable......     (152,991)    152,991     152,991         --
   (Increase) decrease in
    prepaid and other
    assets.....................     (139,705)    129,765    (356,312)     29,405
   Increase (decrease) in
    accounts payable...........      178,135     120,033     719,500     (60,988)
   Increase in income taxes
    payable....................          --      625,665     122,578     114,041
   Increase (decrease) in other
    accrued
    liabilities................      450,143     231,143     221,578     (28,640)
                                 -----------  ----------  ----------  ----------
     Net cash provided by (used
      in) operating activities.    2,033,240   3,173,847   1,083,429     766,497
                                 -----------  ----------  ----------  ----------
Cash flows from investing
 activities:
 Purchases of property and
  equipment....................   (4,517,395)   (227,568)    (40,214) (1,450,467)
 Proceeds from sale of
  equipment....................      400,144     416,880     322,193      61,691
                                 -----------  ----------  ----------  ----------
     Net cash provided by (used
      in) investing activities.   (4,117,251)    189,312     281,979  (1,388,776)
                                 -----------  ----------  ----------  ----------
Cash flows from financing
 activities:
 Net borrowings (repayment) on
  line of credit...............    1,125,000    (125,420)    277,835     (13,356)
 Proceeds from long-term debt..    1,051,227         --          --    1,367,170
 Principal payments on long-
  term debt....................     (973,590) (3,051,187) (1,087,873)   (587,375)
 Increase (decrease) in due to
  related party................      719,699     798,812     319,095    (870,858)
                                 -----------  ----------  ----------  ----------
     Net cash provided by (used
      in) financing activities.    1,922,336  (2,377,795)   (490,943)   (104,419)
                                 -----------  ----------  ----------  ----------
Net change in cash and cash
 equivalents...................     (161,675)    985,364     874,465    (726,698)
Cash and cash equivalents at
 beginning of period...........      250,602      88,927      88,927   1,074,291
                                 -----------  ----------  ----------  ----------
Cash and cash equivalents at
 end of period.................  $    88,927   1,074,291     963,392     347,593
                                 ===========  ==========  ==========  ==========
Supplemental disclosure of cash
 flow information:
Cash paid (received) during the
 period for:
   Interest....................  $   472,981     487,296     157,336      76,608
                                 ===========  ==========  ==========  ==========
   Income taxes................  $       --     (152,991)        --          --
                                 ===========  ==========  ==========  ==========


                See accompanying notes to financial statements.

                               MPG TRANSCO, LTD.

                         NOTES TO FINANCIAL STATEMENTS

                            July 31, 1997 and 1998

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  MPG Transco, Ltd.'s (MPG) primary business is transporting vehicles for automotive manufacturers and transporting consumer merchandise for major retail manufacturers. MPG's automotive operations utilize three terminals in Toledo, Boston and Newark, while the consumer merchandise operation uses a terminal in Allen Park, Michigan. MPG operates approximately 140 vehicles.

 (b) Revenue Recognition

  MPG operates as one segment related to the transportation of vehicles and consumer merchandise for customers.

  MPG's revenue is derived from customers who require transportation of vehicles and consumer merchandise. Transport revenue is recognized upon the delivery of the vehicles and consumer merchandise to their final destination. Expenses related to the generation of revenue are recognized as incurred.

 (c) Cash and Cash Equivalents

  For purposes of the statement of cash flows, MPG considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

 (d)  Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets or, for leasehold improvements, over the terms of the related leases if shorter. Accelerated methods of depreciation have been used for income tax purposes. For financial statement purposes, MPG provides for depreciation of property and equipment over the following estimated useful lives.

      Transportation equipment......................................   10 years
      Furniture and fixtures........................................    5 years
      Office equipment..............................................    5 years
      Automobiles...................................................    5 years
      Leasehold improvements........................................  3-5 years

 (e) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to MPG on bank loans with similar terms and maturities, the fair value of MPG's financial instruments approximates their carrying values.

 (f) Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                               MPG TRANSCO, LTD.

 (g) Use of Estimates

  Management of MPG has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (h) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) Prepaid and Other Current Assets

  Prepaid and other current assets consist of the following:

                                                        July 31,
                                                    ---------------- October 31,
                                                      1997    1998      1998
                                                    -------- ------- -----------
                                                                     (unaudited)
Prepaid insurance.................................. $235,245  17,609    13,484
Prepaid vehicle registration.......................   77,552  82,185    47,442
Other..............................................   31,706  58,775    50,927
                                                    -------- -------   -------
                                                    $344,503 158,569   111,853
                                                    ======== =======   =======

(3) Property and Equipment

  Property and equipment consist of the following:

                                                    July 31,
                                             ---------------------- October 31,
                                                1997        1998       1998
                                             ----------- ---------- -----------
                                                                    (unaudited)
Transportation equipment.................... $13,430,048 12,555,659 13,850,320
Office equipment and furniture..............     186,782    186,782    190,578
Computer equipment..........................     781,133    897,094    936,670
Automobiles.................................     320,454    235,317    214,543
Leasehold improvements......................      82,005    104,805    104,805
                                             ----------- ---------- ----------
Total.......................................  14,800,422 13,979,657 15,296,916
Less accumulated depreciation and
amortization................................   3,296,314  4,323,847  4,666,828
                                             ----------- ---------- ----------
                                             $11,504,108  9,655,810 10,630,088
                                             =========== ========== ==========

(4) Other Accrued Liabilities

  Other accrued liabilities consist of the following:

                                                    July 31,
                                             ---------------------- October 31,
                                                1997        1998       1998
                                             ----------- ---------- -----------
                                                                    (unaudited)
Accrued payroll............................. $   554,247    237,000    386,000
Accrued bonus...............................         --     212,000    212,000
Accrued vacation............................      50,000     55,000     55,000
Accrued lease termination...................         --     132,257     88,172
Accrued customer damage claims..............         --      90,146     49,000
Other.......................................      85,070    194,057    101,648
                                             ----------- ---------- ----------
                                             $   689,317    920,460    891,820
                                             =========== ========== ==========

                               MPG TRANSCO, LTD.

(5) Indebtedness

  Long-term debt consists of the following:

                                                      July 31,
                                                 ------------------ October 31,
                                                    1997     1998      1998
                                                 ---------- ------- -----------
                                                                    (unaudited)
Note payable to Associates Commercial
 Corporation, payable in monthly installments
 of $59,816, including interest at 7.75%,
 maturing January 2000. Secured by
 transportation equipment......................  $1,577,222 960,087   798,206
Note payable to Michigan National Bank, payable
 in monthly installments of $28,023, including
 interest at 7.65%, maturing January 2000.
 Secured by transportation equipment...........     762,993 475,346   399,665
Note payable to Financial Federal Credit, Inc.,
 payable in monthly installments of $18,546,
 including interest at 9.25%, maturing July
 2000. Secured by transportation equipment.....     565,945 404,325   357,885
Note payable to Concord Commercial Corporation,
 payable in monthly installments of $21,016,
 including interest at 8.20%, maturing October
 1998. Secured by transportation equipment.....     298,649  62,196       --
Note payable to Associates Commercial
 Corporation, payable in monthly installments
 of $26,601, including interest at 8.00%,
 maturing October 1998. Secured by
 transportation equipment......................     402,434  78,751       --
Note payable to Navistar Financial Corporation,
 payable in monthly installments of $51,043,
 including interest at 8.00%, scheduled to
 mature August 1998. Secured by transportation
 equipment.....................................     563,629  81,499    35,309
Note payable to Concord Commercial Corporation,
 payable in monthly installments of $24,728,
 including interest at 8.00%, maturing October
 1997. Secured by transportation equipment.....      73,079     --        --
Note payable to NBD Equipment Finance, Inc.,
 payable in monthly installments of $9,557,
 including interest at 8.57%, scheduled to
 mature April 1998. Secured by transportation
 equipment.....................................      85,633     --        --
Note payable to Michigan National Bank, payable
 in monthly installments of $14,945, including
 interest at 8.85%, maturing March 1998.
 Secured by transportation equipment...........     115,686     --        --
Note payable to Michigan National Bank, payable
 in monthly installments of $11,614, including
 interest at 8.85%, maturing August 1997.
 Secured by transportation equipment...........     185,924     --        --
Note payable to General Electric Capital
 Corporation, payable in monthly installments
 of $30,471, including interest at 7.45%,
 maturing January 2000. Secured by
 transportation equipment......................     849,010 535,070   453,140

                               MPG TRANSCO, LTD.

                                                     July 31,
                                               -------------------- October 31,
                                                  1997      1998       1998
                                               ---------- --------- -----------
                                                                    (unaudited)
Note payable to General Electric Capital
 Corporation, payable in monthly installments
 of $20,082 until October 2001 and $1,521
 thereafter, including interest at 6.6%,
 maturing July 2003. Secured by
 transportation equipment....................  $      --        --     682,265
Note payable to General Electric Capital
 Corporation, payable in monthly installments
 of $20,454 until September 2001 and $1,541
 thereafter, including interest at 7.5%,
 maturing September 2003. Secured by
 transportation equipment....................         --        --     668,732
Various other notes payable secured by
 transportation equipment....................     104,686       --
Various other notes payable secured by
 automobile equipment........................     112,429    48,858     30,725
                                               ---------- ---------  ---------
     Total long-term debt....................   5,697,319 2,646,132  3,425,927
Less current installments....................   3,170,821 1,799,544  2,004,499
                                               ---------- ---------  ---------
     Long-term debt, excluding current
      installments...........................  $2,526,498   846,588  1,421,428
                                               ========== =========  =========

  Annual maturities of long-term as of July 31, 1998 are as follows:

        1999......................................................... $1,799,544
        2000.........................................................    846,588
                                                                      ----------
                                                                      $2,646,132
                                                                      ==========

(6) Leases

  MPG leases its operating facility and other equipment from third parties under noncancelable operating leases. Rent expense in 1997 and 1998 was $789,315 and $719,851, respectively.

  Future minimum operating lease payments as of July 31, 1998 are:

      1999........................................................... $  598,199
      2000...........................................................    625,334
      2001...........................................................    584,010
      2002...........................................................    297,131
      2003...........................................................     63,369
                                                                      ----------
          Total...................................................... $2,168,043
                                                                      ==========

                               MPG TRANSCO, LTD.

(7) Income Taxes

  Income tax expense (benefit) for the years ended July 31, 1997 and 1998 consists of the following:

                                                               1997      1998
                                                             ---------  -------
      Current:
        Federal............................................. $(152,991) 511,665
        State...............................................       --   114,000
                                                             ---------  -------
                                                              (152,991) 625,665
      Deferred--federal.....................................   192,674   (6,211)
                                                             ---------  -------
                                                             $  39,683  619,454
                                                             =========  =======

  The following table reconciles the expected tax expense at the federal statutory tax rate to the effective tax rate.

                                                                Years Ended July
                                                                      31,
                                                                ----------------
                                                                  1997    1998
                                                                -------- -------
      Computed expected tax.................................... $  8,545 523,271
      Non-deductible expenses..................................   31,138  20,943
      State income taxes, net of federal tax benefit...........      --   75,240
                                                                -------- -------
                                                                $ 39,683 619,454
                                                                ======== =======

  The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of July 31, 1997 and 1998 are presented below:

                                                              1997      1998
                                                           ---------- ---------
      Deferred tax assets:
        Allowance for doubtful accounts................... $   34,000    34,000
        Accrued expenses not currently deductible.........     67,824   174,225
                                                           ---------- ---------
          Gross deferred tax assets.......................    101,824   208,225
                                                           ---------- ---------
      Deferred tax liabilities--property and equipment,
       due to differences in depreciation lives and
       methods............................................  1,360,324 1,460,514
                                                           ---------- ---------
          Net deferred tax liability...................... $1,258,500 1,252,289
                                                           ========== =========

  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies, as well as carryback opportunities, in making this assessment. Based upon the level of historical taxable income, projections for future taxable income and carryback opportunities over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that MPG will realize the benefits of these deductible differences. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

                               MPG TRANSCO, LTD.

(8) Employee Benefits

  All employees of MPG are employed by Translesco, a related entity owned by the same shareholders of MPG, and leased by MPG.

  Translesco has a retirement savings plan pursuant to section 401(k) of the Internal Revenue Code that is available to all employees with at least 90 days of service to Translesco and who are at least 18 years of age. Eligible participants may contribute up to 20% of their compensation. MPG does not make contributions to the plan. The accompanying financial statements include all payroll and related costs associated with the employees serving MPG.

(9) Related Party Transactions

  MPG and Translesco maintain a combined cash management system. As a result of this arrangement, approximately $96,000 and $895,000 were due to Translesco at July 31, 1997 and 1998, respectively. For the years ended July 31, 1997 and 1998, average balances due Translesco were less than $100,000 except for a borrowing in June, 1998, of $1,250,000 and repayments of approximately $355,000 in July, 1998.

(10) Contingent Liabilities

  Various legal claims arise against MPG during the normal course of business. In the opinion of management, liabilities, if any, arising from proceedings would not have a material effect on the financial statements.

(11) Subsequent Events

  The stockholders of the Company entered into a definitive agreement on November 13, 1998 to sell MPG Transco, Ltd. to United Road Services.

(12) Concentration of Business Risks

  Sales to the Company's three largest customers, General Motors, Volkswagen and Mercedes-Benz, amounted to 22%, 10% and 10%, respectively, of total revenues for the year ended July 31, 1997 and 43%, 14% and 8%, respectively, for the year ended July 31, 1998. The loss of one or all of these customers could significantly affect MPG's performance.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Pilot Transport, Inc.

  We have audited the accompanying balance sheets of Pilot Transport, Inc. as of December 31, 1996 and 1997, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilot Transport, Inc. as of December 31, 1996 and 1997, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                   KPMG LLP

Detroit, Michigan
November 12, 1998

                             PILOT TRANSPORT, INC.

                                 BALANCE SHEETS

                                                 December 31,
                                             -------------------- September 30,
                                                1996      1997        1998
                                             ---------- --------- -------------
                                                                   (unaudited)
                   Assets
Current assets:
 Cash....................................... $   13,853    12,413     181,442
 Accounts receivable........................  1,703,812 1,268,230   1,944,997
 Prepaid expenses...........................     57,545    76,355      55,428
 Contracts for trailer purchases (note 6)...     99,458   194,510     560,471
                                             ---------- ---------   ---------
    Total current assets....................  1,874,668 1,551,508   2,742,338
Vehicles and equipment, net (note 2)........  5,071,066 4,283,866   3,680,568
                                             ---------- ---------   ---------
    Total assets............................ $6,945,734 5,835,374   6,422,906
                                             ========== =========   =========
    Liabilities and Stockholders' Equity
Current liabilities:
 Loan payable (note 3)...................... $2,200,000 1,050,000   2,005,000
 Accounts payable...........................    164,100    73,276     240,236
 Accrued bonus and profit sharing...........        --        --      792,326
 Other accrued expenses.....................    160,000   236,852     272,528
                                             ---------- ---------   ---------
    Total current liabilities...............  2,524,100 1,360,128   3,310,090
                                             ---------- ---------   ---------
Stockholders' equity:
 Common stock, $1 par value; 1,000,000
  shares authorized, 10,000 shares issued
  and outstanding...........................     10,000    10,000      10,000
 Retained earnings..........................  4,411,634 4,465,246   3,102,816
                                             ---------- ---------   ---------
    Total stockholders' equity..............  4,421,634 4,475,246   3,112,816
                                             ---------- ---------   ---------
    Total liabilities and stockholders'
     equity................................. $6,945,734 5,835,374   6,422,906
                                             ========== =========   =========


              See accompanying notes to the financial statements.

                             PILOT TRANSPORT, INC.

                            STATEMENTS OF OPERATIONS

                                                        For the nine months
                             For the years ended               ended
                                December 31,               September 30,
                          --------------------------  ------------------------
                              1996          1997         1997         1998
                          ------------  ------------  -----------  -----------
                                                            (unaudited)
Transportation revenue... $ 14,381,761    17,118,927   13,135,339   14,405,086
Cost of revenue..........    9,386,529    10,066,642    7,463,219    8,906,264
                          ------------  ------------  -----------  -----------
    Gross profit.........    4,995,232     7,052,285    5,672,120    5,498,822
Selling, general and
administrative expense...    2,920,385     4,009,480    3,149,367    3,090,791
                          ------------  ------------  -----------  -----------
    Income from
     operations..........    2,074,847     3,042,805    2,522,753    2,408,031
Other income (expense):
 Interest................     (249,378)     (167,880)    (144,432)    (113,612)
 Loss on sale of assets..      (48,926)     (167,047)    (151,709)     (31,640)
                          ------------  ------------  -----------  -----------
    Income before income
     tax.................    1,776,543     2,707,878    2,226,612    2,262,779
Income taxes (note 1)....          --            --           --           --
                          ------------  ------------  -----------  -----------
    Net income........... $  1,776,543     2,707,878    2,226,612    2,262,779
                          ============  ============  ===========  ===========


              See accompanying notes to the financial statements.

                             PILOT TRANSPORT, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                      Total
                                              Common   Retained   stockholders'
                                               stock   earnings      equity
                                              ------- ----------  -------------
Balance at December 31, 1995................. $10,000  3,903,266    3,913,266
Net income--1996.............................     --   1,776,543    1,776,543
Dividends....................................     --  (1,268,175)  (1,268,175)
                                              ------- ----------   ----------
Balance at December 31, 1996.................  10,000  4,411,634    4,421,634
Net income--1997.............................     --   2,707,878    2,707,878
Dividends....................................     --  (2,654,266)  (2,654,266)
                                              ------- ----------   ----------
Balance at December 31, 1997.................  10,000  4,465,246    4,475,246
Net income nine months ended September 30,
 1998 (unaudited)............................     --   2,262,779    2,262,779
Dividends (unaudited)........................     --  (3,625,209)  (3,625,209)
                                              ------- ----------   ----------
Balance at September 30, 1998 (unaudited).... $10,000  3,102,816    3,112,816
                                              ======= ==========   ==========



              See accompanying notes to the financial statements.

                             PILOT TRANSPORT, INC.

                            STATEMENTS OF CASH FLOWS

                                Years ended December      Nine months ended
                                         31,                September 30,
                                ----------------------  ----------------------
                                   1996        1997        1997        1998
                                ----------  ----------  ----------  ----------
                                                             (unaudited)
Cash flows from operating
activities:
 Net income.................... $1,776,543   2,707,878   2,226,612   2,262,779
 Adjustments to reconcile net
  income to net cash provided
  by operating activities:
   Depreciation and
    amortization...............    797,272     815,703     606,964     599,660
   Loss on sale of equipment...     48,926     167,047     151,709      31,640
   Decrease (increase) in
    accounts receivable........    503,556     435,582    (367,252)   (676,767)
   Decrease (increase) in
    prepaid expenses...........     85,253     (18,810)    (26,135)     20,927
   Decrease (increase) in
    equipment deposits and
    other......................    (94,458)    (95,052)     12,848    (365,961)
   Increase (decrease) in
    accounts payable and
    accrued expenses...........     96,244     (13,972)    948,292     994,962
                                ----------  ----------  ----------  ----------
     Net cash provided by
      operations...............  3,213,336   3,998,376   3,553,038   2,867,240
                                ----------  ----------  ----------  ----------
Cash flows from investing
activities:
 Purchases of vehicles and
  equipment.................... (1,625,686)   (905,247)   (799,532)   (536,703)
 Proceeds from sale of
  equipment....................    338,850     709,695     610,695     508,701
                                ----------  ----------  ----------  ----------
     Net cash used in investing
      activities............... (1,286,836)   (195,552)   (188,837)    (28,002)
                                ----------  ----------  ----------  ----------
Cash flows from financing
activities:
 Net borrowings (repayments)
  from facility loan...........   (675,000) (1,150,000)   (700,000)    955,000
 Dividends paid................ (1,268,175) (2,654,264) (2,654,264) (3,625,209)
                                ----------  ----------  ----------  ----------
     Net cash used in financing
      activities............... (1,943,175) (3,804,264) (3,354,264) (2,670,209)
                                ----------  ----------  ----------  ----------
     Net increase (decrease) in
      cash.....................    (16,675)     (1,440)      9,937     169,029
Cash at beginning of period....     30,528      13,853      13,853      12,413
                                ----------  ----------  ----------  ----------
Cash at end of period.......... $   13,853      12,413      23,790     181,442
                                ----------  ----------  ----------  ----------
Supplemental disclosures:
 Interest paid................. $  249,638     168,019     144,571     100,791
                                ==========  ==========  ==========  ==========
 Income taxes paid............. $      --          --          --          --
                                ==========  ==========  ==========  ==========


              See accompanying notes to the financial statements.

                             PILOT TRANSPORT, INC.

                         NOTES TO FINANCIAL STATEMENTS

                Years ended December 31, 1996 and 1997 and the nine months ended September 30, 1997 and 1998 (unaudited)

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Pilot Transport Inc. (the Company) operates a fleet of automobile carriers and provides transportation of automobiles nationwide, primarily to the automotive manufacturers. The Company's corporate headquarters are located in Brighton, Michigan and it has an office in Tempe, Arizona.

 (b) Revenue Recognition

  The Company operates one segment related to the transportation of vehicles.

  The Company's revenue is derived from customers who require transportation of vehicles. Transport revenue is recognized upon the delivery of the vehicles to their final destination. Expenses related to the generation of revenue are recognized as incurred.

 (c) Vehicles and Equipment

  Vehicles and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets. Accelerated methods of depreciation have been used for income tax purposes. For financial statement purposes, the Company provides for depreciation of vehicles and equipment over the following estimated useful lives.

      Transportation equipment......................................... 10 years
      Furniture and fixtures...........................................  5 years
      Office and warehouse equipment...................................  5 years
      Automobiles......................................................  5 years

 (d) Income Taxes

  The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay Federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual Federal and state income taxes on their respective shares of the Company's taxable income. The State of Michigan has a tax based primarily on gross sales and the corporation is subject to this tax. Other states have various corporate taxes not based upon income and the corporation is subject to these taxes. All state taxes are included in selling, general and administrative expense.

  The Company utilizes accelerated depreciation for transportation equipment in reporting taxable income to its shareholders. This results in a lower tax basis for assets than is reported in the accompanying financial statements of $2,445,469, $2,027,962 and $1,729,441 at December 31, 1996 and 1997 and at
September 30, 1998, respectively.

 (e) Use of Estimates

  Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

                             PILOT TRANSPORT, INC.

 (f) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current variable borrowing rates available to the Company on its bank borrowings, the fair value of the Company's financial instruments approximates their carrying values.

 (g) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) Vehicles and Equipment

  Vehicles and equipment consist of the following:

                                                 December 31,
                                             --------------------- September 30,
                                                1996       1997        1998
                                             ----------- --------- -------------
Transportation equipment.................... $ 7,306,993 6,316,499   5,600,964
Automobiles.................................      68,168    68,168      45,586
Office equipment............................     223,509   270,801     323,033
Warehouse equipment and improvements........      74,166    74,166      93,516
                                             ----------- ---------   ---------
                                               7,672,836 6,729,634   6,063,099
Accumulated depreciation....................   2,601,770 2,445,768   2,382,531
                                             ----------- ---------   ---------
  Net vehicles and equipment................ $ 5,071,066 4,283,866   3,680,568
                                             =========== =========   =========

(3) Facility Loan Payable

  A note payable to Comerica Bank is a Secured Accounts Financing Facility ("Facility") Master Revolving Note with a variable rate (at one-half a percentage point less than prime rate) and is due on demand. The Facility is renewed annually. The Company can borrow up to $5,000,000 for working capital and the purchase of equipment. Advances and required repayments are determined by a formula which is based upon a percentage of eligible accounts receivable, the price of new equipment and a predetermined sliding scale of existing equipment. Collateral for this note is a first lien on all accounts receivable, vehicles and equipment. In addition, there is a third collateral position on Michigan real estate owned by the Pilot Partners, LLC (see note
5).

(4) Pension Plan

  The Company has a 401(k) profit-sharing plan for substantially all employees who are over 21 years of age and have six months of service. Contributions are not required by the Company; however, when made, they are determined as a percentage of each eligible employee's salary. The Company contributions for the years ended December 31, 1996 and 1997 and the nine months ended September 30, 1997 and 1998 (unaudited) were $223,106, $250,991, $158,396 and $286,485, respectively.

 (5) Related Party Transactions

  The Company has entered into several agreements with various partnerships owned by the shareholders of Pilot Transport, Inc. Following is a summary of the significant activities between the Company and the partnerships:

 (a) Equipment Leases

  The Company leased trailers from three family partnerships. The leases expired in March 1997 and were not renewed. The Company had the responsibility to repair, maintain and insure the equipment during the lease

                             PILOT TRANSPORT, INC.

period. The Company paid these partnerships $96,000, $24,000, $24,000 and $0 in lease payments for the years ending December 31, 1996 and 1997 and the nine months ended September 30, 1997 and 1998 (unaudited), respectively.

 (b) Building and Land Lease

  The Company leases an office building in Brighton, Michigan and land in Tempe, Arizona from partnerships owned by the principal shareholders. All leases require the Company to maintain the facility and insure its contents. The lease of the land in Tempe, Arizona was terminated in March 1997. The Brighton property lease expires in March 1999 and requires monthly payments of $11,400. The Company paid the partnerships $180,000, $147,000, $135,000 and
$102,600 for the years ending December 31, 1996 and 1997 and the nine months ended September 30, 1997 and 1998 (unaudited), respectively, for rental of these facilities.

(6) Long-term Leases

  The Company has entered into various operating leases for a building and certain tractors and trailers used in providing transportation services to its customers. The leases of tractors and trailers are generally over a 49-month period. Following is a schedule of future minimum rental payments required as of December 31, 1997 (including related party leases discussed in note 5(b)), which includes new leases beginning at various dates in 1998 with monthly payments of $50,650.

        Year ending
        December 31,                                                   Amount
        ------------                                                 -----------
        1998........................................................ $ 1,104,315
        1999........................................................   1,079,354
        2000........................................................   1,023,666
        2001........................................................     919,071
        2002........................................................     285,190

  Rental expense for the years ended December 31, 1996 and 1997 and the nine months ended September 30, 1997 and 1998 (unaudited) was $350,281, $483,959, $332,071 and $775,621, respectively.

  The Company purchased six new "closed" trailers at September 30, 1998, for which the purchase price has been deposited with the vendor as final modifications are being made. It is anticipated these units will be delivered and placed into service in the fourth quarter of 1998. Upon delivery of these trailers, they will be subject to a sale lease-back under which the trailers will be sold at cost and leased back.

(7) Significant Concentration of Credit Risk

  Approximately 65% of the Company's revenues for each of the years ended December 31, 1996 and 1997 and the nine months ended September 30, 1997 and 1998 were generated from General Motors and its subdivisions. The Company has entered into a three-year contract with General Motors which expires
January 1, 2001 to transport vehicles at a predetermined fixed fee on select routes throughout the United States. Additional business is done on other routes at prevailing transportation rates. At September 30, 1998 and December 31, 1997 and 1996, the accounts receivable from General Motors and its subdivisions represented approximately 60% of the total.

(8) Subsequent Event

  The stockholders of the Company entered into a definitive agreement on November 5, 1998 to sell Pilot Transport, Inc. to United Road Services.

                         INDEPENDENT AUDITORS' REPORT

The Stockholders
E&R Towing & Garage, Inc.
and Subsidiaries:

  We have audited the accompanying consolidated balance sheet of E&R Towing & Garage, Inc. and Subsidiaries (E&R) as of February 28, 1998, and the related consolidated statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of E&R management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of E&R Towing & Garage, Inc. and Subsidiaries as of February 28, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                   KPMG LLP

Chicago, Illinois
August 7, 1998

                   E&R TOWING & GARAGE, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                          February
                                                            28,      June 30,
                                                            1998       1998
                                                         ---------- -----------
                                                                    (Unaudited)
                         Assets
Current assets:
  Cash and cash equivalents............................. $  256,971 $1,083,564
  Accounts receivable...................................    334,975    440,565
  Due from E.A.R. (note 10).............................    908,300    446,480
  Notes receivable......................................     57,653     46,402
  Due from officers (note 10)...........................    112,450        --
  Deferred tax (note 8).................................     89,833        --
  Prepaid expenses......................................     82,422     64,434
  Management fee receivable.............................        --     107,923
  Other receivables.....................................     10,274     13,210
                                                         ---------- ----------
Total current assets....................................  1,852,878  2,202,578
Property and equipment, net (note 5)....................  2,008,337  1,795,334
Notes receivable........................................     38,949     31,348
                                                         ---------- ----------
Total assets............................................ $3,900,164 $4,029,260
                                                         ========== ==========
          Liabilities and Stockholders' Equity
Current liabilities:
  Current installments of long-term debt (note 6)....... $  468,467 $  468,467
  Accounts payable......................................     52,914    110,886
  Deferred gain on the sale of fixed assets.............     59,105     59,105
  Accrued taxes.........................................    297,937    130,349
  Accrued payroll.......................................     62,095     62,600
  Other accrued expenses................................     45,501     15,339
                                                         ---------- ----------
Total current liabilities...............................    986,019    846,746
Long-term liabilities:
  Long-term debt, excluding current installments (note
   6)...................................................    481,179    322,590
  Deferred gain on the sale of fixed assets.............     36,880     17,179
  Deferred tax (note 8).................................    205,303    231,541
                                                         ---------- ----------
Total liabilities.......................................  1,709,381  1,418,056
                                                         ---------- ----------
Stockholders' equity:
  Common stock, no par value, stated value of $1,000.
   Authorized, issued, and outstanding 1,000 shares in
   1998.................................................      1,000      1,000
  Additional paid-in capital............................    159,273    159,273
  Retained earnings.....................................  2,030,510  2,450,931
                                                         ---------- ----------
Total stockholders' equity..............................  2,190,783  2,611,204
                                                         ---------- ----------
Total liabilities and stockholders' equity.............. $3,900,164 $4,029,260
                                                         ========== ==========

          See accompanying notes to consolidated financial statements.

                   E&R TOWING & GARAGE, INC. AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

                                               Year     Four-months  Four-months
                                              ended        ended        ended
                                           February 28,  June 30,     June 30,
                                               1998        1997         1998
                                           ------------ -----------  -----------
                                                        (Unaudited)  (Unaudited)
Net revenue...............................  $8,527,599  $2,766,519   $2,928,821
Cost of revenue...........................   5,193,019   1,465,810    1,645,115
                                            ----------  ----------   ----------
Gross profit..............................   3,334,580   1,300,709    1,283,706
Selling, general, and administrative
 expenses.................................   3,496,981     746,337      898,900
Management fee from affiliate (note 10)...    (646,378)   (215,460)    (237,200)
                                            ----------  ----------   ----------
Income from operations....................     483,977     769,832      622,006
                                            ----------  ----------   ----------
Other income (expense):
  Other...................................          63       3,851        1,213
  Interest income.........................      48,373         520       42,761
  Interest expense........................    (113,944)    (26,432)     (25,260)
  Gain on sale of assets..................      62,405       1,500       19,701
                                            ----------  ----------   ----------
Income before income taxes................     480,874     749,271      660,421
Income tax expense (note 8)...............    (187,539)   (275,000)    (240,000)
                                            ----------  ----------   ----------
Net income................................     293,335     474,271      420,421
Retained earnings at beginning of period..   1,737,175   1,737,175    2,030,510
                                            ----------  ----------   ----------
Retained earnings at end of period........  $2,030,510  $2,211,446   $2,450,931
                                            ==========  ==========   ==========


          See accompanying notes to consolidated financial statements.

                   E&R TOWING & GARAGE, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                              Four-months
                                               Year ended    ended June 30
                                              February 28, -------------------
                                                  1998       1997      1998
                                              ------------ --------  ---------
                                                              (Unaudited)
Cash flows from operating activities:
 Net income..................................   $293,335    474,271    420,421
 Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation...............................    644,618    209,580    224,709
  Gains from sale of property and equipment..    (62,405)    (1,500)   (19,701)
  Deferred income taxes......................    115,470    115,470    116,071
  Changes in operating assets and
   liabilities:
   (Increase) decrease in accounts
    receivable...............................   (389,762)  (310,786)   356,230
   (Increase) decrease in notes receivable...    (96,601)       --      18,852
   Decrease in due from officers.............      4,000     20,000    112,450
   (Increase) decrease in prepaid expenses...    (14,022)    15,558     17,988
   Increase in management fee receivable.....        --    (108,675)  (107,923)
   Decrease (increase) in other receivables..     10,644     (3,542)    (2,936)
   Increase in accounts payable..............     20,703     56,510     57,972
   Increase in accrued payroll...............      4,129        634        505
   Increase (decrease) in other accrued
    expenses.................................      7,833     27,152    (30,162)
   Increase (decrease) in income taxes
    payable..................................    182,240     50,037   (167,588)
                                                --------   --------  ---------
Net cash provided by operating activities....    720,182    544,709    996,888
                                                --------   --------  ---------
Cash flows from investing activities:
 Purchases of property and equipment.........   (661,312)    (5,780)   (11,706)
 Proceeds from sale of property and
  equipment..................................    163,711      1,500        --
 Proceeds from sale of subsidiary............    293,006        --         --
                                                --------   --------  ---------
Net cash used in investing activities........   (204,595)    (4,280)   (11,706)
                                                --------   --------  ---------
Cash flows from financing activities:
 Net decrease in borrowings under line of
  credit.....................................   (250,000)  (250,000)       --
 Principal payments on long-term debt........   (622,713)  (206,412)  (158,589)
 Additional borrowings on long-term debt.....    544,607        --         --
                                                --------   --------  ---------
Net cash used in financing activities........   (328,106)  (456,412)  (158,589)
                                                --------   --------  ---------
Net increase in cash and cash equivalents....    187,481     84,017    826,593
Cash and cash equivalents at beginning of
 period......................................     69,490     69,490    256,971
                                                --------   --------  ---------
Cash and cash equivalents at end of period...   $256,971    153,507  1,083,564
                                                ========   ========  =========
Supplemental disclosure of cash flow
 information:
 Cash paid during the period for:
  Interest...................................   $113,944     26,432     25,261
  Income taxes...............................     41,650     14,920     62,165

          See accompanying notes to consolidated financial statements.

                  E&R TOWING & GARAGE, INC. AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               February 28, 1998

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  E&R Towing & Garage, Inc. and its two wholly owned subsidiaries, E&R Auto, Inc. and E&R Transport, Inc., (collectively referred to herein as E&R or the Company) were founded in 1978, 1988, and 1989, respectively. E&R also had a 55% owned subsidiary which was sold during February, 1998. E&R's primary business is towing vehicles for commercial entities. E&R Towing & Garage, Inc. (Towing) and E&R Auto, Inc. (Auto) operate primarily in Chicago and Chicago suburbs. E&R Transport, Inc. (Transport) operates primarily in New Jersey. E&R owns and operates approximately 70 vehicles.

 (b) Principles of Consolidation

  All intercompany transactions and balances have been eliminated in consolidation. In the opinion of management, the financial statements include all costs of doing business.

 (c) Revenue Recognition

  E&R's revenue is derived from customers who require a towing service. Revenue is recognized at the completion of each towing engagement. Expenses related to the generation of revenue are recognized as incurred.

 (d) Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets or, for leasehold improvements, over the terms of the related leases, if shorter. Accelerated methods of depreciation have been used for income tax purposes. For financial statement purposes, E&R provides for depreciation of property and equipment over the following estimated useful lives:

       Transportation and towing equipment............................   5 years
       Leasehold improvements.........................................   5 years
       Furniture and fixtures.........................................   7 years
       Computers and communications equipment......................... 5-7 years

 (e) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to E&R on bank loans with similar terms and maturities, the fair value of E&R's financial instruments approximates their carrying values.

 (f) Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                  E&R TOWING & GARAGE, INC. AND SUBSIDIARIES

 (g) Use of Estimates

  Management of E&R has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (h) Unaudited Interim Financial Statements

  In the opinion of the Company's management, the interim financial statements as of June 30, 1998 and for the four month periods ended June 30, 1997 and 1998 include all adjustments, consisting of normal recurring accruals, that are necessary for the fair presentation of the Company's financial position at June 30, 1998 and its results of operations and cash flows for the interim periods presented. The results for the four months ended June 30, 1998 are not necessarily indicative of the results expected for the entire year.

(2) Cash and Cash Equivalents

  Cash and cash equivalents of $256,971 at February 28, 1998 consist of bank accounts and short-term investments with an initial term of less than three months. For purposes of the statement of cash flows, E&R considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

(3) Investment in S.U.P.

  The Company had a 55% owned subsidiary, Summit-U-Pick-A-Part (S.U.P.), a junkyard. During the year ended February 28, 1998 the Company sold its ownership in this subsidiary for the amount of its investment. No gain or loss was incurred upon the sale. At February 28, 1998, the carrying value of this investment was $-0-.

(4) Allowance for Doubtful Accounts

  During the year ended February 28, 1998, E&R had no write-offs of uncollectible accounts receivable. E&R has not recorded a provision for the allowance of doubtful accounts during the year because management believes all amounts are fully collectible.

(5) Property and Equipment

  Property and equipment at February 28, 1998 consist of the following:

   Transportation and towing equipment.............................. $3,955,717
   Leasehold improvements...........................................    188,902
   Furniture and fixtures...........................................    114,913
   Computers and communications equipment...........................    225,830
                                                                     ----------
   Total............................................................  4,485,362
   Less accumulated depreciation....................................  2,477,025
                                                                     ----------
                                                                     $2,008,337
                                                                     ==========

  Depreciation of property and equipment in the year ended February 28, 1998 totaled $644,618.

                  E&R TOWING & GARAGE, INC. AND SUBSIDIARIES

(6) Indebtedness

  E&R's long-term debt consists of the following at February 28, 1998:

   Notes payable to Grand National Bank, payable in aggregate monthly installments of $33,280, including interest ranging from 9.25% to
    9.75%, maturing between December 5, 1998 and December 9, 2000.
    Secured by the equipment of the Company..........................  $623,328
   Notes payable to South Holland Bank, payable in aggregate monthly installments of $7,617, including interest at 8.98%, maturing between December 15, 2000 and December 20, 2001. Secured by the
    equipment of the Company.........................................   231,936
   Note payable to The Bank of New York, payable in monthly
    installments of $4,947, including interest at 9.5%, maturing
    December 10, 1999. Secured by equipment of the Company...........    94,382
                                                                       --------
   Total long-term debt..............................................   949,646
    Less installments due within one year............................   468,467
                                                                       --------
   Long-term debt, excluding current installments....................  $481,179
                                                                       ========

  Annual maturities of long-term debt for the next three years are as follows:

   February 28:
     1999.............................................................. $468,467
     2000..............................................................  329,468
     2001..............................................................  151,711
                                                                        --------
                                                                        $949,646
                                                                        ========

(7) Leases

  E&R leases three buildings and one plot of land used for its separate operations under annual lease agreements. These leases are classified as operating leases. The agreements provide for monthly rental payments totaling $13,673, of which $9,100 of these monthly rental payments are to related parties. E&R is responsible for all operating costs related to the properties.

  Total rent expense for the year ended February 28, 1998 was $164,072.

(8) Income Taxes

  Income tax expense for the year ended February 28, 1998 consists of:

   Current:
     Federal........................................................... $ 55,569
     State.............................................................   16,500
                                                                        --------
                                                                          72,069
   Deferred............................................................  115,470
                                                                        --------
                                                                        $187,539
                                                                        ========

                  E&R TOWING & GARAGE, INC. AND SUBSIDIARIES

  The differences between the U.S. Federal statutory income tax rate and the Company's effective rate are:

   U.S. Federal statutory income tax rate................................ 35.00%
   State income taxes, net of Federal benefit............................  4.50
   Nondeductible expenses................................................ (0.50)
                                                                          -----
                                                                          39.00%
                                                                          =====

  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

   Deferred tax assets:
     Accrued liabilities not yet deductible for tax purposes........ $ 105,023
                                                                     ---------
   Total deferred tax assets........................................   105,023
   Deferred tax liabilities:
     Property, plant, and equipment, due primarily to accelerated depreciation..................................................  (205,303)
     Notes receivable...............................................   (15,190)
                                                                     ---------
   Total deferred tax liabilities...................................  (220,493)
                                                                     ---------
   Net deferred tax liability....................................... $(115,470)
                                                                     =========

  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies, as well as carryback opportunities, in making this assessment. Based upon the level of historical taxable income, projections for future taxable income and carryback opportunities over the periods in which the deferred tax assets are deductible, management believes it is more likely than not E&R will realize the benefits of these deductible differences. Therefore, no valuation allowance has been recorded against the deferred tax assets at February 28, 1998. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future income are reduced.

(9) Concentration of Business Risks

  Approximately $4.5 million or 53% of the Company's revenues were derived from a customer in the auto pound management industry who is also an affiliated company. Transactions with this company are discussed in note 10. Approximately $1.6 million or 19% of the Company's revenues were derived from a customer in the salvage industry.

(10) Related-party Transactions

  The Company and Environmental Auto Removal, Inc. (EAR) are related parties due to the majority shareholder of the Company holding an interest in EAR. Both Auto and Towing provide towing services for EAR and all revenues for Auto are derived from services provided to EAR. The cost of these services amounted to $2,879,475 for the year ended February 28, 1998. Accounts receivable from EAR totaled $908,300 at February 28, 1998.

  The Company also receives management fees from EAR for the performance of various administrative and managerial services. For the year ended February 28, 1998, the fees received by the Company for these services totaled $646,378 and are included in other income in the statement of operations and retained earnings.

                  E&R TOWING & GARAGE, INC. AND SUBSIDIARIES

  During the year ended February 28, 1998, the Company paid approximately $109,200 in rent expense under a lease agreement for buildings owned by the majority shareholder of the Company. These agreements extend to October 1998 and are classified as operating leases.

  At February 28, 1998, the Company had net accounts receivable from two of the officers of the Company. These amounts are classified as current assets on the balance sheet and totaled $112,450 at February 28, 1998. The accounts bear interest at 10%. Due to the timing of activity in this account, only immaterial amounts of interest income were generated throughout the year ended February 28, 1998.

(11) Subsequent Event

  During 1998, the stockholders entered into a definitive agreement to sell E&R to United Road Services, Inc. The anticipated selling price of E&R exceeds its net assets as of February 28, 1998.

(12) Contingent Liabilities

  Various legal claims arise against the Company during the normal course of business. In the opinion of management, liabilities, if any, arising from legal proceedings would not have a material effect on the financial position and results of operations of the Company.

                         INDEPENDENT AUDITORS' REPORT

The Stockholders
Environmental Auto Removal, Inc.:

  We have audited the accompanying balance sheet of Environmental Auto Removal, Inc. (EAR) as of December 31, 1997, and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of EAR's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  As discussed in note 7, the Company is party to an agreement with the City of Chicago whereby the Company provides auto pound management and towing services for the City of Chicago. In addition, the Company derives revenue from the sale of vehicles purchased from the City of Chicago in accordance with the same agreement. All of the Company's revenues are derived in accordance with this agreement and 96% of EAR's trade receivable are due from this one customer at December 31, 1997.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Environmental Auto Removal, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                   KPMG LLP

Chicago, Illinois
August 7, 1998

                        ENVIRONMENTAL AUTO REMOVAL, INC.

                                 BALANCE SHEETS

                                                       December 31,  June 30,
                                                           1997        1998
                                                       ------------ -----------
                                                                    (Unaudited)
                        Assets
Current assets:
 Cash and cash equivalents............................  $1,198,311   1,143,020
 Accounts receivable..................................   1,286,916   1,250,329
 Inventory............................................      54,560      78,573
 Other receivables....................................         --        2,253
                                                        ----------   ---------
Total current assets..................................   2,539,787   2,474,175
Property and equipment, net (note 3)..................     973,498     921,366
Investment in S.U.P...................................      28,174         --
Due from officers/shareholders (note 6)...............      80,000     805,235
                                                        ----------   ---------
Total assets..........................................  $3,621,459   4,200,776
                                                        ==========   =========
         Liabilities and Stockholders' Equity
Current liabilities:
 Current installments of long-term debt (note 4)......  $  278,969     211,452
 Accounts payable.....................................   1,711,036   1,765,094
 Accounts payable to E&R (note 8).....................     956,160     460,130
 Accrued taxes and other accruals.....................      77,680      48,314
 Accrued management fee to affiliate (note 8).........         --      161,869
                                                        ----------   ---------
Total current liabilities.............................   3,023,845   2,646,859
Long-term liabilities:
 Due to officers/shareholders (note 6)................         --      207,550
 Long-term debt, excluding current installments (note
  4)..................................................     110,129      39,328
                                                        ----------   ---------
Total liabilities.....................................   3,133,974   2,893,737
                                                        ----------   ---------
Stockholders' equity:
 Common stock, no par value, stated value of $1,000.
  Authorized, issued, and outstanding 1,000 shares in
  1998 and 1997.......................................       1,000       1,000
 Retained earnings....................................     486,485   1,306,039
                                                        ----------   ---------
Total stockholders' equity............................     487,485   1,307,039
                                                        ----------   ---------
Total liabilities and stockholders' equity............  $3,621,459   4,200,776
                                                        ==========   =========

                See accompanying notes to financial statements.

                        ENVIRONMENTAL AUTO REMOVAL, INC.

            STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

                                                Year
                                                ended         Six-months
                                              December      ended June 30,
                                                 31,      --------------------
                                                1997        1997       1998
                                             -----------  ---------  ---------
                                                              (Unaudited)
Net revenue................................. $14,104,317  6,147,351  8,539,488
Cost of revenue (note 8)....................  10,889,245  5,793,574  6,022,163
                                             -----------  ---------  ---------
Gross profit................................   3,215,072    353,777  2,517,325
Selling, general, and administrative
 expenses...................................   1,924,209    704,806  1,382,085
Management fee to affiliate (note 8)........     747,262    373,630    358,000
                                             -----------  ---------  ---------
Income (loss) from operations...............     543,601   (724,659)   777,240
                                             -----------  ---------  ---------
Other income (expense):
 Other......................................      (6,231)     1,510      1,557
 Interest income............................      41,415      6,220     51,470
 Interest expense...........................     (27,344)   (11,559)    (7,013)
 Gain on sale of assets.....................      12,287        --      13,000
                                             -----------  ---------  ---------
Income (loss) before income taxes...........     563,728   (728,488)   836,254
Income tax expense..........................      (9,597)       --     (16,700)
                                             -----------  ---------  ---------
Net income (loss)...........................     554,131   (728,488)   819,554
Retained earnings at beginning of period....     114,944    114,944    486,485
Dividends paid..............................    (182,590)  (182,590)       --
                                             -----------  ---------  ---------
Retained earnings (deficit) at end of
 period..................................... $   486,485   (796,134) 1,306,039
                                             ===========  =========  =========


                See accompanying notes to financial statements.

                        ENVIRONMENTAL AUTO REMOVAL, INC.

                            STATEMENTS OF CASH FLOWS

                                              Year ended       Six-months
                                               December      ended June 30
                                                  31,      -------------------
                                                 1997        1997      1998
                                              -----------  --------  ---------
                                                              (Unaudited)
Cash flows from operating activities:
 Net income (loss)........................... $   554,131  (728,488)   819,554
 Adjustments to reconcile net income (loss)
  to net cash provided by operating
  activities:
  Depreciation...............................     129,210    58,847     91,082
  Realized gains from sale of property and
   equipment.................................     (12,287)      --     (13,000)
  Changes in operating assets and
   liabilities:
   (Increase) decrease in accounts
    receivable...............................  (1,274,141)  (45,000)    36,587
   (Increase) decrease in inventory..........     (33,842)    7,490    (24,013)
   Increase in other receivables.............         --        --      (2,253)
   Increase (decrease) in accounts payable...   1,237,214   307,871   (441,972)
   Increase (decrease) in accrued expenses...      28,794   (16,046)   (54,807)
   Increase (decrease) in income taxes
    payable..................................      14,023    (2,490)    25,441
   Increase in accrued management fee........         --    227,632    161,869
                                              -----------  --------  ---------
Net cash provided by (used in) operating
 activities..................................     643,102  (190,184)   598,488
                                              -----------  --------  ---------
Cash flows from investing activities:
 Purchases of property and equipment.........    (449,284)  (46,856)   (38,950)
 Proceeds from sale of property and
  equipment..................................      80,000       --      13,000
 Cash loaned to affiliate....................      65,000   (65,000)       --
 Proceeds from sale of affiliate.............      47,654       --      28,174
                                              -----------  --------  ---------
Net cash (used in) provided by investing
 activities..................................    (256,630) (111,856)     2,224
                                              -----------  --------  ---------
Cash flows from financing activities:
 Principal payments on long-term debt........    (189,319)  (95,120)  (138,318)
 Additional borrowings on long-term debt.....     180,375       --         --
 Decrease (increase) in due from
  officers/shareholders......................     120,000       --    (725,235)
 Increase in due to officers/shareholders....         --    450,000    207,550
                                              -----------  --------  ---------
Net cash provided by (used in) financing
 activities..................................     111,056   354,880   (656,003)
                                              -----------  --------  ---------
Net increase (decrease) in cash and cash
 equivalents.................................     497,528    52,840    (55,291)
Cash and cash equivalents at beginning of
 period......................................     700,783   700,780  1,198,311
                                              -----------  --------  ---------
Cash and cash equivalents at end of period... $ 1,198,311   753,620  1,143,020
                                              ===========  ========  =========
Supplemental disclosure of cash flow
 information:
 Cash paid during the period for:
  Interest................................... $    27,344    11,559      7,013
  Income taxes............................... $     9,597       --         --

                See accompanying notes to financial statements.

                       ENVIRONMENTAL AUTO REMOVAL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Environmental Auto Removal, Inc. (the Company or EAR) was founded in 1989. EAR's primary business is the management of the towing services and auto pounds for the city of Chicago (City) under a long term contract. In addition, EAR purchases vehicles from the City for resale at auto auctions or for scrap value. EAR operates primarily in Chicago.

 (b) Revenue Recognition

  EAR operates as one segment and revenue is derived from the collection of towing revenues from the City and the sale of vehicles at auto auctions or for scrap value. All revenue is recognized upon completion of the towing engagement or sale of the vehicle at auction or for scrap. Expenses related to the generation of revenue are recognized as incurred. In the opinion of management, the financial statements include all costs of doing business.

 (c) Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets or, for leasehold improvements, over the terms of the related leases, if shorter. Accelerated methods of depreciation have been used for income tax purposes. For financial statement purposes, EAR provides for depreciation of property and equipment over the following estimated useful lives:

   Automobiles and equipment.......................................... 5-7 years
   Furniture and fixtures.............................................   7 years
   Computers and communications equipment............................. 5-7 years

 (d) Inventory

  Inventory consists of vehicles purchased for resale at auto auctions or for scrap value. Inventories are stated at the lower of cost or market.

 (e) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to EAR on bank loans with similar terms and maturities, the fair value of EAR's financial instruments approximates their carrying values.

 (f) Income Taxes

  The Company is an S Corporation under the provisions of the Internal Revenue Code and, accordingly, the shareholders of the Company are responsible for Federal tax liabilities. The Company remains liable for a portion of state income taxes. Under the provisions of the Illinois replacement tax law, S Corporations are assessed a 1.5% surtax at the corporate level and earnings or losses flow through to the shareholder to be taxed at the individual level. Accordingly, only this Illinois replacement tax liability has been recorded in the financial statements.

  Differences in the tax basis and financial statement carrying amounts result primarily from accounts receivable; property, plant, and equipment; and accrued liabilities not yet deductible for tax purposes.

                       ENVIRONMENTAL AUTO REMOVAL, INC.

 (g) Use of Estimates

  Management of EAR has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (h) Unaudited Interim Financial Statements

  In the opinion of the Company's management the interim financial statements as of June 30, 1998 and for the six month periods ended June 30, 1997 and 1998 include all adjustments, consisting of normal recurring accruals, that are necessary for the fair presentation of the Company's financial position at June 30, 1998 and its results of operations and cash flows for the interim periods presented. The results for the six months ended June 30, 1998 are not necessarily indicative of the results expected for the entire year.

(2) Cash and Cash Equivalents

  Cash and cash equivalents of $1,198,311 at December 31, 1998 consist of bank accounts and short-term investments with an initial term of less than three months. For purposes of the statement of cash flows, EAR considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

(3) Allowance for Doubtful Accounts

  During the year ended December 31, 1997, EAR had no write-offs of uncollectible trade accounts receivable. EAR has not recorded a provision for the allowance of doubtful accounts because management believes all amounts are fully collectible.

(4) Property and Equipment

  Property and equipment at December 31, 1997 consist of the following:

   Automotive and equipment......................................... $1,093,579
     Furniture and fixtures.........................................     43,080
     Computer and communications equipment..........................    238,450
                                                                     ----------
     Total..........................................................  1,375,109
     Less accumulated depreciation..................................    401,611
                                                                     ----------
                                                                     $  973,498
                                                                     ==========

  Depreciation of property and equipment in 1997 totaled $129,210.

(5) Investment in S.U.P.

  The Company owns a 27% interest in Summit-U-Pick-A-Part (S.U.P.), a junk yard. This investment was sold in part during December 1997 with the remainder being sold in February 1998. The sale resulted in a loss of approximately $8,800 which was recorded in other expense during the year ended December 31, 1997. At December 31, 1997, the carrying value of this investment was $28,174, all of which was recovered by the Company through cash proceeds received during February of 1998.

                       ENVIRONMENTAL AUTO REMOVAL, INC.

(6) Indebtedness

  EAR's long-term debt consists of the following at December 31, 1997:

Note payable to Associates Commercial Corporation, payable in monthly installments of $7,874, including interest at 4.56%, maturing
 December 31, 1999. Secured by the equipment of the Company...........  $180,375
Note payable to Associates Commercial Corporation, payable in monthly installments of $4,634, including interest at 4.79%, maturing
 December 31, 1998. Secured by the equipment of the Company...........    54,223
Note payable to Associates Commercial Corporation, payable in monthly installments of $4,530, including interest at 4.73%, maturing
 December 31, 1998. Secured by the equipment of the Company...........    53,010
Note payable to Associates Commercial Corporation, payable in monthly installments of $4,228, including interest at 4.68%, maturing
 December 31, 1998. Secured by the equipment of the Company...........    49,470
Note payable to Associates Commercial Corporation, payable in monthly installments of $2,172, including interest at 8.68%, maturing October
 31, 1999. Secured by the equipment of the Company....................    42,287
Note payable to South Holland Bank, payable in monthly installments of
 $782, including interest at 7.9%, maturing January 11, 1999. Secured
 by an automobile of the Company......................................     9,733
                                                                        --------
Total long-term debt..................................................   389,098
Less installments due within one year.................................   278,969
                                                                        --------
Long-term debt, excluding current installments........................  $110,129
                                                                        ========

  Notes payable to Associates Commercial Corporation were arranged with the acquisition of equipment. The impact of adjusting the stated interest rate on these notes to the Company's incremental borrowing rate is not material to the results of operations or to the balance sheet.

  Annual maturities of long-term debt for the next two years are as follows:

December 31:
  1998................................................................. $278,969
  1999.................................................................  110,129
                                                                        --------
                                                                        $389,098
                                                                        ========

 Line of Credit

  The Company has available a secured, revolving line of credit totaling $500,000. Advances are at the discretion of the bank and interest is charged at the rate of Prime + 1%. The line of credit is secured by collateral which includes all inventory, equipment, and fixtures of the Company. Any outstanding principal plus all accrued, unpaid interest will be due on January 11, 1999. No amounts were outstanding at December 31, 1997.

(7) Concentration of Business Risks

  Effective July 31, 1997, the Company entered into an agreement with the City of Chicago for auto pound management and towing services. This agreement extends for a period of 36 months. During this period, the agreement specifies the amount of revenue to be collected by the Company for each vehicle towed as well as the cost amount for each vehicle purchased by the Company from the City.

                       ENVIRONMENTAL AUTO REMOVAL, INC.

  The Company derived 76% of its revenue during 1997 from services performed under this long-term contract. The remaining 24% of revenue was derived from the sale of vehicles purchased from the City of Chicago in accordance with the same agreement. Loss of this contract would have a material negative effect on the Company.

  At December 31, 1997, EAR had accounts receivable from and accounts payable to the City in the amount of $1,233,996 and $1,340,710, respectively.

(8) Related-party Transactions

  EAR and E&R Towing, Inc. (E&R) are related parties due to the majority shareholder of E&R holding shares in EAR. E&R provides towing services for EAR. The cost of these services amounted to $2,821,345 for the year ended December 31, 1997. Accounts payable to E&R totaled $956,160 at December 31, 1997.

  The Company also pays management fees for the performance of various administrative and managerial services. For the year ended December 31, 1997, the fees paid by the Company for these services totaled $747,262 and are included in other income in the statement of operations and retained earnings.

  At December 31, 1997, the Company had net accounts receivable from two of the officers of the Company. These amounts are classified as current assets on the balance sheet and totaled $80,000 at December 31, 1997. These accounts bear interest at 12%. Due to the timing of activity in this account, only immaterial amounts of interest income were generated throughout 1997.

  In the opinion of management, the financial statements at December 31, 1997 include all costs of doing business.

(9) Subsequent Event

  During August 1998, the stockholders entered into a definitive agreement to sell EAR to United Road Services, Inc. Consideration for the sale was paid through a combination of cash and common stock of United Road Services, Inc. The anticipated selling price of EAR exceeds its net assets as of December 31, 1997.

(10) Contingent Liabilities

  Various legal claims arise against the Company during the normal course of business. In the opinion of management, liabilities, if any, arising from legal proceedings would not have a material effect on the financial position and results of operations of the Company.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors:

  We have audited the accompanying balance sheet of Neil's Used Truck & Car Sales, Incorporated, as of December 31, 1997, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Neil's Used Truck & Car Sales, Incorporated as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                   KPMG LLP

July 2, 1998, except for note 8,
which is as of July 14, 1998

                  NEIL'S USED TRUCK & CAR SALES, INCORPORATED

                                 BALANCE SHEET

                                                       December 31,  June 30,
                                                           1997        1998
                                                       ------------ -----------
                                                                    (Unaudited)
                        Assets
Current assets:
 Cash and cash equivalents............................  $   32,236  $  356,404
 Trade accounts receivable, net of allowance for
  doubtful accounts of $13,000........................     774,618     933,281
 Accounts receivable from employees and related party.      13,140      14,899
 Drivers advances.....................................      21,420      29,417
 Inventory............................................     175,661     190,954
                                                        ----------  ----------
    Total current assets..............................   1,017,075   1,524,955
                                                        ----------  ----------
Property and equipment, net (note 2)..................   1,521,305   1,654,310
                                                        ----------  ----------
                                                        $2,538,380  $3,179,265
                                                        ==========  ==========
         Liabilities and Stockholders' Equity
Current liabilities:
 Note payable to stockholder..........................  $   20,417  $      --
 Current installments of long-term debt (note 4)......     152,826     133,482
 Current installments of obligations under capital
  leases (note 5).....................................     163,684     163,684
 Accounts payable.....................................     126,753      85,381
 Accrued payroll and related costs....................     293,386     419,456
 Other current liabilities (note 3)...................      62,665      60,394
                                                        ----------  ----------
    Total current liabilities.........................     819,731     862,397
Long-term debt, excluding current installments (note
 4)...................................................     578,461     660,824
Obligations under capital leases, excluding current
 installments (note 5)................................     256,482     176,341
                                                        ----------  ----------
    Total liabilities.................................   1,654,674   1,699,562
                                                        ----------  ----------
Stockholders' equity:
 Common stock, no par value. Authorized 50,000 shares;
  issued and outstanding 10,000 shares in 1997........       1,000       1,000
 Retained earnings....................................     882,706   1,478,703
                                                        ----------  ----------
    Total stockholders' equity........................     883,706   1,479,703
                                                        ----------  ----------
Commitments and contingencies (notes 5, 7 and 8)
                                                        $2,538,380  $3,179,265
                                                        ==========  ==========

                See accompanying notes to financial statements.

                  NEIL'S USED TRUCK & CAR SALES, INCORPORATED

                            STATEMENT OF OPERATIONS

                                                               Six-months
                                              Year ended     ended June 30 ,
                                             December 31, ---------------------
                                                 1997        1997       1998
                                             ------------ ---------- ----------
                                                               (Unaudited)
Net revenue.................................  $9,552,971  $4,631,559 $5,891,071
Cost of revenue.............................   8,246,207   3,931,638  4,813,249
                                              ----------  ---------- ----------
  Gross profit..............................   1,306,764     699,921  1,077,822
Selling, general, and administrative
 expenses...................................     789,663     387,372    375,249
                                              ----------  ---------- ----------
Income from operations......................     517,101     312,549    702,573
Interest expense............................      70,590      41,449     46,576
                                              ----------  ---------- ----------
  Net income................................  $  446,511  $  271,100 $  655,997
                                              ==========  ========== ==========



                See accompanying notes to financial statements.

                  NEIL'S USED TRUCK & CAR SALES, INCORPORATED

                       STATEMENT OF STOCKHOLDERS' EQUITY

                                                                      Total
                                                                      stock-
                                                 Common  Retained    holder's
                                                 stock   earnings     equity
                                                 ------ ----------  ----------
Balances at December 31, 1996................... $1,000 $  531,475  $  532,475
Net income......................................    --     446,511     446,511
Owners' distributions...........................    --     (95,280)    (95,280)
                                                 ------ ----------  ----------
Balances at December 31, 1997...................  1,000    882,706     883,706
Net income--six-months ended June 30, 1998
 (unaudited)....................................    --     655,997     655,997
Distribution to stockholders--six-months ended
 June 30, 1998 (unaudited)......................    --     (60,000)    (60,000)
                                                 ------ ----------  ----------
Balance at June 30, 1998 (unaudited)............ $1,000 $1,478,703  $1,479,703
                                                 ====== ==========  ==========



                See accompanying notes to financial statements.

                  NEIL'S USED TRUCK & CAR SALES, INCORPORATED

                            STATEMENT OF CASH FLOWS

                                              Year ended   Six-months ended
                                             December 31,      June 30,
                                             ------------ --------------------
                                                 1997       1997       1998
                                             ------------ ---------  ---------
                                                              (Unaudited)
Cash flows from operating activities:
 Net income.................................  $ 446,511   $ 271,100  $ 655,997
 Adjustments to reconcile net income to net
  cash provided by
  operating activities:
  Depreciation..............................    126,639      59,024     99,470
  Change in operating assets and
   liabilities:
   Trade accounts receivable................   (197,304)   (100,904)  (158,663)
   Accounts receivable from employees.......       (150)       (200)     1,287
   Accounts receivable from related parties.      9,155      19,078     (3,046)
   Drivers advances.........................      3,304      (5,150)    (7,997)
   Inventory................................     (7,320)    (19,286)   (15,292)
   Accounts payable.........................     55,237      24,483    (41,372)
   Accrued payroll and related costs........     94,938      31,387    126,070
   Other current liabilities................     (6,488)    (11,999)    (2,272)
                                              ---------   ---------  ---------
    Net cash provided by operating
     activities.............................    524,522     267,533    654,182
                                              ---------   ---------  ---------
Cash flows used in investing activity--
 purchases of property and equipment........   (761,445)   (157,794)  (232,475)
Cash flows from financing activities:
 Proceeds from issuance of long-term debt...    702,999     150,000    135,552
 Owners' distributions......................    (95,280)    (43,280)   (60,000)
 Principal payments on long-term debt.......   (188,443)   (152,381)   (92,950)
 Principal payments on obligations under
  capital leases............................   (150,618)    (64,079)   (80,141)
                                              ---------   ---------  ---------
    Net cash provided by (used in) financing
     activities.............................    268,658    (109,740)   (97,539)
                                              ---------   ---------  ---------
    Net increase (decrease) in cash.........     31,735          (1)   324,168
Cash and cash equivalents at beginning of
 period.....................................        501   $     501     32,236
                                              ---------   ---------  ---------
Cash and cash equivalents at end of period..  $  32,236   $     500  $ 356,404
                                              =========   =========  =========
Supplemental Disclosure of Cash Flow
 Information
Cash paid during the period for interest....  $  75,051   $  38,424    $48,621
                                              =========   =========  =========


                See accompanying notes to financial statements.

                  NEIL'S USED TRUCK & CAR SALES, INCORPORATED

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Neil's Used Truck & Car Sales, Incorporated, dba Neil's Auto Transport, (the Company) was founded in 1993. The Company's primary business is transporting vehicles for auto auctions and auto dealers, throughout the continental United States. The Company has one facility located in Utah. It owns a fleet of approximately 24 trucks and trailers, and contracts with various third party owner/operators.

 (b) Income Taxes

  Income taxes are not reflected in the financial statements since the Company has elected to be treated as a small business corporation under Subchapter S of the Internal Revenue Code. Accordingly, the tax effects of the Company's operations accrue directly to the shareholders.

 (c) Cash and Cash Equivalents

  Cash and cash equivalents of $32,236 at December 31, 1997, consist of cash on deposit in bank accounts. For purposes of the statement of cash flows, the Company considers all highly liquid investment instruments with original maturities of three months or less to be cash equivalents.

 (d) Property and Equipment

  Property and equipment are stated at cost. Plant and equipment under capital leases are stated at the present value of minimum lease payments. Depreciation is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets. For financial statement purposes, the Company provides for depreciation of property and equipment over the following estimated useful lives.

   Transportation equipment......................................... 5--10 years
   Furniture and fixtures...........................................  5--7 years
   Equipment........................................................     7 years

 (e) Inventories

  Inventories are stated at lower of cost or market. Cost is determined using the first-in, first-out method for all inventories.

 (f) Income Taxes

  The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. Accordingly, tax liabilities of the Company are the direct responsibility of the stockholders, and no provision for income taxes is reflected in the accompanying statement of operations. Due to differences, primarily in the timing of the recognition of depreciation expense for book purposes versus tax purposes, the book bases in the reported net assets in the accompanying balance sheet exceeds the tax bases by approximately $538,000.

 (g) Use of Estimates

  Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally a ccepted accounting principles. Actual results could differ from those estimates.

 (h) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

                  NEIL'S USED TRUCK & CAR SALES, INCORPORATED

(2) Property and Equipment

  Property and equipment at December 31, 1997 consists of the following:

   Transportation equipment......................................... $1,520,955
   Furniture and fixtures...........................................     47,847
   Equipment........................................................     86,609
   Land.............................................................    140,000
                                                                     ----------
       Total........................................................  1,795,411
   Less accumulated depreciation and amortization...................    274,106
                                                                     ----------
                                                                     $1,521,305
                                                                     ==========

(3) Other Current Liabilities

  Other current liabilities at December 31, 1997 consist of:

   Deposit liability................................................ $   35,440
   Accrued sales tax................................................     12,725
   Other............................................................     14,500
                                                                     ----------
                                                                     $   62,665
                                                                     ==========

(4) Long-term debt

  Long-term debt consists of the following at December 31, 1997:

   Note payable to a bank, payable in monthly installments of $3,758, including interest at 8.27%; maturing June 2001; secured by transport equipment..............................................  $ 137,221
   Note payable to a bank, payable in monthly installments of $7,420, including interest at 8.60%; maturing March 2002; secured by
    transport equipment..............................................    292,000
   Note payable to a bank, payable in monthly principal installments of $6,630, plus interest at 8.58%; maturing March 2002; secured
    by transport equipment...........................................    260,999
   Note payable to a bank, payable in monthly installments of $4,292, including interest at 8.75%; maturing October 1998; secured by
    transport equipment..............................................     41,067
                                                                       ---------
       Total long-term debt..........................................    731,287
   Less installments due within one year.............................    152,826
                                                                       ---------
       Long-term debt, excluding current installments................  $ 578,461
                                                                       =========

  Aggregate maturities of long-term debt for the next five years are as follows:

   1998............................................................... $ 173,243
   1999...............................................................   171,111
   2000...............................................................   186,169
   2001...............................................................   179,627
   2002...............................................................    41,554
                                                                       ---------
                                                                       $ 751,704
                                                                       =========

                  NEIL'S USED TRUCK & CAR SALES, INCORPORATED

  As of December 31, 1997, the Company had a line-of-credit with a bank totaling $100,000. There were no borrowings outstanding at December 31, 1997, and the agreement expired April 30, 1998.

(5) Leases

  The Company leases equipment under a capital lease which expires in May
2000. The following is a summary of transportation equipment held under capital leases at December 31, 1997:

   Transportation equipment........................................... $639,587
   Less accumulated amortization......................................   67,981
                                                                       --------
                                                                       $571,606
                                                                       ========

  The Company leases its operating facility from a related stockholder under a month to month lease. Rent expense was $207,158 in 1997.


  Future minimum lease payment under noncancelable operating leases and future minimum capital lease payments as of December 31, 1997 are as follows:

                                                              Capital  Operating
                                                               leases    leases
                                                              -------- ---------
Year ending December 31:
  1998....................................................... $192,591  28,234
  1999.......................................................  192,591   5,160
  2000.......................................................   80,246   5,160
  2001.......................................................      --    5,160
  2002.......................................................      --    1,290
                                                              --------  ------
    Total....................................................  465,428  45,004
                                                                        ======
Less amount representing interest............................   45,262
                                                              --------
    Present value of net minimum capital lease payments......  420,166
Less current installments....................................  163,684
                                                              --------
                                                              $256,482
                                                              ========

(6) Employee Benefits

  The Company has a retirement savings plan pursuant to section 401(k) of the Internal Revenue Code that is available to all employees with at least one year of service to the Company. Eligible participants may contribute up to four percent of their compensation. The Company provides non-discretionary matching contributions to the Plan which amounted to $7,800 in 1997.

(7) Contingencies

  Various legal claims arise against the Company during the normal course of business. In the opinion of management, liabilities, if any, arising from proceedings would not have a material effect on the Company's financial position, results of operations, or cash flows.

(8) Subsequent Event

  On July 14, 1998, the stockholders consummated a transaction whereby all of the net assets of the Company were sold to United Road Services, Inc.

                         INDEPENDENT AUDITORS' REPORT

The Stockholders
5-L Corporation and ADP Transport, Inc.:

  We have audited the accompanying combined balance sheet of 5-L Corporation and ADP Transport, Inc. as of December 31, 1997, and the related combined statements of operations, stockholders' equity and cash flows for the year then ended. These combined financial statements are the responsibility of the management of 5-L Corporation and ADP Transport, Inc. Our responsibility is to express an opinion on these combined financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion the combined financial statements referred to above present fairly, in all material respects, the combined financial position of 5-L Corporation and ADP Transport, Inc. as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                                   KPMG LLP

Denver, Colorado
June 12, 1998

                    5-L CORPORATION AND ADP TRANSPORT, INC.

                             COMBINED BALANCE SHEET

                                                       December 31,  June 30,
                                                           1997        1998
                                                       ------------ -----------
                                                                    (Unaudited)
                        Assets
Current assets:
 Cash and cash equivalents............................  $   47,083  $   31,614
 Trade accounts receivable............................     806,009     982,508
 Accounts receivable from employees...................       5,000         --
 Prepaid expenses.....................................      23,040      53,940
 Other current assets.................................       4,074       1,350
 Current portion of rights to equipment under
  financing contracts.................................     382,246     290,638
                                                        ----------  ----------
    Total current assets..............................   1,267,452   1,360,050
Rights to equipment under financing contracts,
 excluding current portion............................   1,780,129   2,714,344
Goodwill, net of accumulated amortization of $7,224
 and $7,974, respectively.............................      17,776      17,026
Other assets..........................................       7,700       7,700
                                                        ----------  ----------
    Total assets......................................  $3,073,057  $4,099,120
                                                        ==========  ==========
         Liabilities and Stockholders' Equity
Current liabilities:
 Current installments of obligations for equipment un-
  der financing contracts.............................  $  382,246  $  290,638
 Contractor payments payable..........................     198,182     289,441
 Accounts payable.....................................      89,849     140,474
 Accrued payroll and related costs....................      99,721      20,662
 Notes payable to stockholders........................         --      257,140
                                                        ----------  ----------
    Total current liabilities.........................     769,998     998,355
Obligations for equipment under financing contracts,
 excluding current
 installments.........................................   1,780,129   2,714,344
                                                        ----------  ----------
    Total liabilities.................................   2,550,127   3,712,699
                                                        ----------  ----------
Stockholders' equity:
 Common stock, $1 par value. Authorized, issued and
  outstanding
  2,000 shares........................................       2,000       2,000
 Retained earnings....................................     520,930     384,421
                                                        ----------  ----------
    Total stockholders' equity........................     522,930     386,421
                                                        ----------  ----------
    Total liabilities and stockholders' equity........  $3,073,057  $4,099,120
                                                        ==========  ==========

            See accompanying notes to combined financial statements.

                    5-L CORPORATION AND ADP TRANSPORT, INC.

                        COMBINED STATEMENT OF OPERATIONS

                                                             Six-months
                                            Year ended     ended June 30,
                                           December 31, ----------------------
                                               1997        1997        1998
                                           ------------ ----------  ----------
                                                             (Unaudited)
Net revenue...............................  $9,852,142  $4,918,861  $5,069,454
Cost of revenue...........................   8,389,700   4,180,156   4,288,975
                                            ----------  ----------  ----------
    Gross profit..........................   1,462,442     738,705     780,479
Selling, general and administrative
 expenses.................................     927,560     377,110     335,113
                                            ----------  ----------  ----------
    Income from operations................     534,882     361,595     445,366
Other income (expense):
 Interest expense.........................     (10,057)     (1,374)       (189)
 Other....................................      11,105       5,497      22,594
                                            ----------  ----------  ----------
    Net income............................  $  535,930  $  365,718  $  467,771
                                            ==========  ==========  ==========



            See accompanying notes to combined financial statements.

                    5-L CORPORATION AND ADP TRANSPORT, INC.

                   COMBINED STATEMENT OF STOCKHOLDERS' EQUITY


                                                                      Total
                                               Common  Retained   stockholders'
                                                stock  earnings       equity
                                               ------- ---------  --------------
Balances at January 1, 1997..................  $1,000  $ 555,585    $ 556,585
Net income -- 1997...........................     --     535,930      535,930
Distribution to stockholders.................     --    (570,585)    (570,585)
Stock issued ADP.............................   1,000        --         1,000
                                               ------  ---------    ---------
Balances at December 31, 1997................   2,000    520,930      522,930
Net income--six-months ended June 30, 1998
 (unaudited).................................     --     467,771      467,771
Distribution to stockholders--cash paid--six-
 months ended June 30, 1998 (unaudited)......     --    (347,140)    (347,140)
Distribution to stockholders--notes payable--
 six-months ended June 30, 1998 (unaudited)..     --    (257,140)    (257,140)
                                               ------  ---------    ---------
Balance at June 30, 1998 (unaudited).........  $2,000  $ 384,421    $ 386,421
                                               ======  =========    =========





            See accompanying notes to combined financial statements.

                    5-L CORPORATION AND ADP TRANSPORT, INC.

                        COMBINED STATEMENT OF CASH FLOWS

                                                              Six-months
                                              Year ended    ended June 30,
                                             December 31, --------------------
                                                 1997       1997       1998
                                             ------------ ---------  ---------
                                                              (Unaudited)
Cash flows from operating activities:
 Net income.................................  $ 535,930   $ 365,718  $ 467,771
 Adjustments to reconcile net income to net
  cash provided by operating activities:
   Amortization.............................      1,667         765        750
   Decrease (increase) in trade accounts
    receivable..............................    (36,133)    114,873   (176,499)
   Decrease in accounts receivable from
    employees...............................     22,500      27,500      5,000
   Decrease (increase) in prepaid expenses
    and other current assets................     32,516     (12,307)   (28,175)
   (Decrease) increase in accounts payable..     (2,372)    (11,669)    50,625
   Decrease in accrued payroll and related
    costs...................................       (169)    (89,947)   (78,059)
   Increase in contractor payments payable..     39,419      51,678     91,258
                                              ---------   ---------  ---------
    Net cash provided by operating
     activities.............................    593,358     446,611    331,671
                                              ---------   ---------  ---------
Cash flows from financing activities:
 Proceeds from issuance of common stock.....      1,000         --         --
 Distributions to stockholders..............   (570,585)   (281,398)  (347,140)
                                              ---------   ---------  ---------
    Net cash used in financing activities...   (569,585)   (281,398)  (347,140)
                                              ---------   ---------  ---------
    Net increase (decrease) in cash.........     23,773     165,213    (15,469)
Cash and cash equivalents at beginning of
 period.....................................     23,310      23,310     47,083
                                              ---------   ---------  ---------
Cash and cash equivalents at end of period..  $  47,083   $ 188,523  $  31,614
                                              =========   =========  =========
Supplemental disclosure of cash flow
 information:
Cash paid during the period for interest....  $  10,057   $   1,374  $     198
                                              =========   =========  =========
 Reduction for the period in rights to and
  obligations for equipment under financing
  contracts, net............................  $  59,892   $     --   $ 842,607
                                              =========   =========  =========


            See accompanying notes to combined financial statements.

                    5-L CORPORATION AND ADP TRANSPORT, INC.

                    NOTES TO COMBINED FINANCIAL STATEMENTS

                               December 31, 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  5-L Corporation (5-L) was founded in 1993 and its primary business is coordinating the transport of vehicles for auto auctions, leasing companies, auto dealers, manufacturers and individuals. It operates throughout the continental United States via a network of independently contracted carriers. ADP Transport, Inc. (ADP) was founded in 1997 and acts as an agent for independent carriers by securing and servicing transport equipment lease agreements. Both companies" operations are headquartered in Westminster, Colorado.

 (b) Principles of Combination

  The combined financial statements include the financial statements of 5-L and ADP, the "Company" when referred to collectively. The accompanying financial statements are presented on a combined basis because 5-L and ADP are under common management. All significant intercompany balances and transactions have been eliminated.

 (c) Revenue Recognition

  5-L operates as one segment related to the transportation of vehicles for customers such as auto auctions, leasing companies, auto dealers, manufacturers and individuals. Transport revenue and related direct expenses are recognized when the service originates, which does not differ significantly from the amounts that would be recognized as the service is performed.

  ADP's revenue is derived from service fees associated with the administration of equipment lease agreements for certain independent carriers of 5-L. For a monthly fee, ADP performs administrative functions relating to the leased equipment, such as monthly payment processing and procurement of insurance coverage on behalf of the carrier/lessee. Service revenues are recognized when services are performed. Cost of sales and operating expenses associated with the service revenues are nominal.

 (d) Cash and Cash Equivalents

  Cash and cash equivalents consist of bank accounts and certificates of deposit with an initial term of less than three months. For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

 (e) Goodwill

  Goodwill represents the excess of purchase price over fair value of net assets acquired and is amortized on a straight-line basis over 15 years, which is the Company"s estimate of the expected periods to be benefited.

 (f) Accounting for Long-Lived Assets

  The Company reviews long-lived tangible and intangible assets including rights to equipment under financing contracts for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by a comparison of the carrying amount of an asset to the future net cash flows expected to be generated by the asset. The impairment, if any, is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets.

                    5-L CORPORATION AND ADP TRANSPORT, INC.

 (g) Other Assets

  Other assets consist principally of deposits made by the Company to secure office facilities and surety bonding.

 (h) Income Taxes

  Both 5-L and ADP are operated as S-corporations for federal and state income tax purposes and all corporate earnings flow through and are taxed solely at the stockholder level. Accordingly, no income tax expense has been recorded for the year ended December 31, 1997. The tax basis of the Company's assets and liabilities does not differ materially from their recorded values at December 31, 1997.

 (i) Fair Value of Financial Instruments

  The carrying values of the Company's financial instruments, which are comprised mainly of receivables and payables, approximate their fair values.

 (j) Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting period. Actual results could differ significantly from those estimates.

 (k) Interim Combined Financial Statements

  The interim financial information included in these combined financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) Equipment Under Financing Contracts

  ADP has guaranteed lease obligations for certain independent carriers who lease the equipment from financing companies. The guarantee includes payment of the monthly installments should the primary lessee default, as well as a specified minimum residual value at the end of the lease term. In return for the lease guarantee, the independent carrier agrees to subcontract the equipment to 5-L for the duration of the lease term. For accounting purposes, the Company has recorded the rights to the equipment and the corresponding obligation under the equipment financing contracts. The recorded value of both the asset and liability related to the financing contracts is determined based on the present value of the future minimum installment payments and the guaranteed residual value using the rate implicit in the lease agreements.

  The following is a summary of obligations under equipment financing contracts at December 31, 1997:

   Year ending December 31:
     1998.......................................................... $  539,602
     1999..........................................................    539,602
     2000..........................................................    539,602
     2001..........................................................    965,760
     2002..........................................................        --
                                                                    ----------
   Total minimum obligations (includes residual guarantees of
    $519,989)......................................................  2,584,566
   Less: imputed interest (at rates from 7.25% to 10.50%)..........   (422,191)
                                                                    ----------
   Present value of future minimum obligations, $382,246 of which is included in current assets and liabilities at December 31,
    1997........................................................... $2,162,375
                                                                    ==========

  During 1997, installment payments of $93,626 related to the obligations for equipment under financing contracts are included in cost of revenue. Of this amount, $33,734 represents interest charges. These amounts

                    5-L CORPORATION AND ADP TRANSPORT, INC.

were withheld from the amounts paid to the respective independent contractors and remitted directly to the financing companies.

  Subsequent to December 31, 1997, the Company entered into agreements whereby they guaranteed monthly payments and minimum residual values on seven additional leases, the terms of which are consistent with those described above. The value of the assets and corresponding liabilities recorded in connection with these additional agreements is approximately $1,094,000.

(3) Leases

  5-L is committed under a non-cancellable operating lease for office space. The future minimum lease payments at December 31, 1997 are as follows:

Year ending December 31:
  1998................................................................. $31,808
  1999.................................................................  21,623
  2000.................................................................     --
  2001.................................................................     --
  2002.................................................................     --
                                                                        -------
Total minimum lease payments........................................... $53,431
                                                                        =======

(4) Employee Benefits

  5-L has a simplified employee pension plan (Plan) pursuant to Section 408(k) of the Internal Revenue Code. The Plan provides for discretionary employer contributions for employees who have completed two years of service with 5-L. Employees are immediately vested in all balances. For 1997, 5-L made contributions of $52,695 to the Plan.

(5) Related Party Transactions

  During 1997, 5-L paid $9,995 in interest related to notes payable to stockholders. The notes were repaid in 1997.

(6) Contingent Liabilities

  Various claims arise against the Company during the normal course of business. In the opinion of management, liabilities, if any, arising from proceedings would not have a material effect on the financial statements.

(7) Subsequent Event

  On June 12, 1998 all of the outstanding stock of 5-L and ADP was sold to United Road Services, Inc. The sales transaction, affected through a combination of cash and common stock of United Road Services, Inc., will be accounted for as a purchase. The selling price of 5-L and ADP exceeds their combined net assets as of December 31, 1997.

                         INDEPENDENT AUDITORS' REPORT

The Stockholders and Board of Directors
Car Transporters Corporation:

  We have audited the accompanying balance sheet of Car Transporters Corporation (a wholly-owned subsidiary of Automotive Services, Inc.) as of December 31, 1997, and the related statements of operations, stockholder's deficit, and cash flows for the year then ended. These financial statements are the responsibility of Car Transporters Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Car Transporters Corporation (a wholly-owned subsidiary of Automotive Services, Inc.) as of December 31, 1997, and the results of its operations, and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                   KPMG LLP

Portland, Oregon
August 19, 1998

                          CAR TRANSPORTERS CORPORATION
            (A Wholly-owned Subsidiary of Automotive Services, Inc.)

                                 BALANCE SHEETS

                                                       December 31,  June 30,
                                                           1997        1998
                                                       ------------ -----------
                                                                    (Unaudited)
                        Assets
Current assets:
 Cash.................................................  $   73,964  $      --
 Trade accounts receivable, net of allowance for
  doubtful accounts of $5,893 for December 31, 1997
  and June 30, 1998...................................     683,474     892,437
Prepaid insuance......................................      44,189         --
Other prepaid expenses................................      82,169      66,224
                                                        ----------  ----------
    Total current assets..............................     883,796     958,661
Property and equipment, net...........................   1,805,508   2,492,549
Other assets, net.....................................      10,707     525,207
                                                        ----------  ----------
    Total assets......................................  $2,700,011  $3,976,417
                                                        ==========  ==========
        Liabilities and Stockholder's Deficit
Current liabilities:
 Bank overdraft.......................................  $      --   $  195,992
 Current installments of long-term debt...............     411,300   4,917,491
 Current installments of obligations under capital
  leases..............................................     152,136     321,991
 Borrowings under lines of credit.....................     753,743     594,286
 Accounts payable.....................................   1,416,318   1,776,398
 Accrued liabilities..................................     316,567     370,278
 Accrued claims.......................................     169,301     107,890
                                                        ----------  ----------
    Total current liabilities.........................   3,219,365   8,284,326
Long-term liabilities:
 Long-term debt, excluding current installments.......   3,275,118         --
 Obligations under capital leases, excluding current
  installments........................................     175,267         --
                                                        ----------  ----------
    Total liabilities.................................   6,669,750   8,284,326
                                                        ----------  ----------
Stockholder's deficit:
 Common stock, $10 par value. Authorized 1,000 shares;
  issued and outstanding 1,000 shares.................      10,000      10,000
 Retained deficit.....................................  (3,979,739) (4,317,909)
                                                        ----------  ----------
    Total stockholder's deficit.......................  (3,969,739) (4,307,909)
                                                        ----------  ----------
    Total liabilities and stockholder's deficit.......  $2,700,011  $3,976,417
                                                        ==========  ==========

                See accompanying notes to financial statements.

                          CAR TRANSPORTERS CORPORATION
            (A Wholly-owned Subsidiary of Automotive Services, Inc.)

                            STATEMENTS OF OPERATIONS

                                                             Six-months
                                            Year ended      ended June 30
                                           December 31, ----------------------
                                               1997        1997        1998
                                           ------------ ----------  ----------
                                                             (Unaudited)
Net revenue...............................  $6,676,340  $3,436,357  $4,499,480
Cost of revenue...........................   5,708,638   3,018,772   3,861,840
                                            ----------  ----------  ----------
    Gross profit..........................     967,702     417,585     637,640
Selling, general and administrative
 expenses.................................     829,859     272,833     623,053
                                            ----------  ----------  ----------
    Income from operations................     137,843     144,752      14,587
Other income (expense):
 Interest expense, net....................    (737,894)   (425,884)   (299,331)
 Gain on sale of equipment................      21,571         --          --
 Penalty and late charges on debt, net....    (199,510)        --      (53,426)
                                            ----------  ----------  ----------
    Loss before provision for income
     taxes................................    (777,990)   (281,132)   (338,170)
Provision for income taxes................         --          --          --
                                            ----------  ----------  ----------
    Net loss..............................  $ (777,990) $ (281,132) $ (338,170)
                                            ==========  ==========  ==========


                See accompanying notes to financial statements.

                          CAR TRANSPORTERS CORPORATION
            (A Wholly-owned Subsidiary of Automotive Services, Inc.)

                      STATEMENTS OF STOCKHOLDER'S DEFICIT

                                                                      Total
                                             Common   Retained    stockholder's
                                              stock    deifict       deficit
                                             ------- -----------  -------------
Balance at December 31, 1996................ $10,000 $(3,201,749)  $(3,191,749)
Net loss....................................     --     (777,990)     (777,990)
                                             ------- -----------   -----------
Balance at December 31, 1997................  10,000  (3,979,739)   (3,969,739)
Net loss--six-months ended June 30, 1998
 (unaudited)................................     --     (338,170)     (338,170)
                                             ------- -----------   -----------
Balance at June 30, 1998 (unaudited)........ $10,000 $(4,317,909)  $(4,307,909)
                                             ======= ===========   ===========





                See accompanying notes to financial statements.

                          CAR TRANSPORTERS CORPORATION
            (A Wholly-owned Subsidiary of Automotive Services, Inc.)

                            STATEMENTS OF CASH FLOWS

                                                              Six-months
                                            Year ended       ended June 30
                                           December 31,  ----------------------
                                               1997        1997        1998
                                           ------------  ---------  -----------
                                                              (Unaudited)
Cash flows from operating activities:
 Net loss................................. $  (777,990)  $(281,132) $  (338,170)
 Adjustments to reconcile net loss to net
  cash provided by (used in) operating
  activities:
  Depreciation and amortization...........     355,246     160,579      215,273
  Amortization of non-compete.............      13,200       1,320          --
  Gain on sale of equipment...............     (21,571)        --           --
  Changes in current assets and
   liabilities:
   Increase in accounts receivable, net...    (649,969)   (695,354)    (208,963)
   Decrease (increase) in prepaid
    insurance and other prepaid expenses..     (12,631)   (150,484)      60,134
   Increase (decrease) in accounts
    payable...............................    (150,946)    247,789      360,080
   Increase (decrease) in accrued
    liabilities...........................     (75,100)   (270,260)      53,711
   Decrease in accrued claims.............     (27,951)     (8,146)     (61,411)
                                           -----------   ---------  -----------
    Net cash (used in) provided by
     operating activities.................  (1,347,712)   (995,688)      80,654
                                           -----------   ---------  -----------
Cash flows from investing activities:
 Purchase of property and equipment.......      (7,733)        --           --
 Proceeds from sale of equipment..........      39,634         --           --
 Decrease in other assets.................      (1,107)        --        (3,500)
 Cash paid for acquisitions...............         --          --    (1,413,314)
                                           -----------   ---------  -----------
    Net cash provided by (used in)
     investing activities.................      30,794         --    (1,416,814)
                                           -----------   ---------  -----------
Cash flows from financing activities:
 Proceeds from long-term debt.............   1,460,293     742,105    1,650,000
 Payments on long-term debt, notes payable
  and capital lease obligations...........    (662,462)   (276,026)    (424,339)
 Net borrowings under lines of credit.....     753,743     644,662     (159,457)
 Decrease in bank overdrafts..............    (199,521)   (153,882)     195,992
 Decrease in notes receivable.............      37,836      37,836          --
                                           -----------   ---------  -----------
    Net cash provided by financing
     activities...........................   1,389,889     994,695    1,262,196
                                           -----------   ---------  -----------
    Net increase (decrease) in cash.......      72,971        (993)     (73,964)
Cash at beginning of period...............         993         993       73,964
                                           -----------   ---------  -----------
Cash at end of period..................... $    73,964   $     --   $       --
                                           ===========   =========  ===========
Supplemental disclosure of cash flow
 information:
 Cash paid for interest................... $   741,058   $ 431,402  $   299,331
                                           ===========   =========  ===========

                See accompanying notes to financial statements.

                         CAR TRANSPORTERS CORPORATION
           (A Wholly-owned Subsidiary of Automotive Services, Inc.)

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

(1) Description of Business and Summary of Significant Accounting Policies

 Description of Business

  Car Transporters Corporation (CTC) is a Washington Corporation founded in 1980 and is a wholly-owned subsidiary of Automotive Services, Inc. a Washington Corporation. CTC's primary business is transporting vehicles for dealers, leasing companies, auction companies and long-haul transporters in the Western United States. CTC operates approximately 60 vehicles. These financial statements include all costs of doing business of CTC.

 Unaudited Information

  The financial information included herein for the six-month periods ended June 30, 1997 and 1998 is unaudited; however, such information reflects all adjustments consisting only of normal recurring adjustments which are, in the opinion of management, necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the full year.

 Revenue Recognition

  CTC operates as one segment related to the transportation of vehicles and equipment for customers.

  CTC's revenue is derived from customers who require transport of vehicles and equipment. Transport revenue is recognized upon the delivery of the vehicles and equipment to their final destination. Expenses related to the generation of revenue are recognized as incurred.

 Property and Equipment

  Property and equipment are stated at cost. Depreciation and amortization is determined for financial statement purposes using the straight-line method over the estimated useful lives of the individual assets or, for leasehold improvements, over the terms of the related leases if shorter. For financial statement purposes, CTC provides for depreciation of property and equipment over the following estimated useful lives:

      Machinery and equipment....................................... 10-20 years
      Leasehold improvements........................................    10 years
      Furniture and fixtures........................................ 10-20 years

 Fair Value of Financial Instruments

  The Company's financial instruments consist of cash, accounts receivable, accounts payable and debt instruments. At December 31, 1997, the fair value of the Company's receivables approximated carrying value. At December 31, 1997, the fair value of the Company's debt instruments was approximately $3,000,000.

 Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                          CAR TRANSPORTERS CORPORATION
            (A Wholly-owned Subsidiary of Automotive Services, Inc.)

                   NOTES TO FINANCIAL STATEMENTS--(Continued)


 Accrued Claims

  CTC is responsible for damage incurred while transporting vehicles to their final destination. Damage incurred is identified upon delivery at final destination and CTC reimburses for the cost of repairs.

 Use of Estimates

  Management of CTC has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(2) Property and Equipment

  Property and equipment at December 31, 1997 consist of the following:

   Machinery and equipment......................................... $ 3,251,888
   Leasehold improvements..........................................      12,568
   Furniture and fixtures..........................................      26,498
                                                                    -----------
                                                                      3,290,954
   Less accumulated depreciation and amortization..................  (1,485,446)
                                                                    -----------
                                                                    $ 1,805,508
                                                                    ===========

  Depreciation and amortization of property and equipment in 1997 totaled $355,246. CTC held equipment under capital leases of $728,571 at December 31, 1997.

(3) Line of Credit

  CTC has a line of credit to borrow up to $1,000,000 which is secured by eligible accounts receivable. Interest is charged at prime plus 6% (14.5% at December 31, 1997).

(4) Debt

   Long-term debt consists of the following at December 31, 1997:
    Note payable to lending institution, payable in monthly
     installments plus interest of 16% through 2001. This note is secured by various equipment.................................. $  330,000
    Various notes payable due in varying amounts with maturities ranging from December of 2000 to December of 2005 with
     interest ranging from 8% to 16%. These notes are secured by various equipment.............................................  1,171,146
    Note payable to lending institution, payable in monthly
     installments plus interest of 18% through 2002................    600,000
    Various unsecured notes payable, due in varying amounts with maturities ranging from December of 1998 to December of 2002 with interest ranging from 9.25% to 36%.......................  1,585,272
                                                                    ----------
       Total long-term debt........................................  3,686,418
   Less current portion............................................   (411,300)
                                                                    ----------
                                                                    $3,275,118
                                                                    ==========

  (See Footnote 9 for subsequent event)

                         CAR TRANSPORTERS CORPORATION
           (A Wholly-owned Subsidiary of Automotive Services, Inc.)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)


(5) Capital Lease Obligations

  CTC leases certain vehicles under capital leases.

  At December 31, 1997 obligations under capital leases consist of the following:

Three capital leases net of interest, payable in monthly
 installments bearing interest at 11.5% through 2001. These leases are secured by the respective trucks and trailers acquired under the capital lease. ...............................................  $ 353,544
Capital lease net of interest, payable in monthly installments bearing interest at 18% through 2001. This lease is secured by the
 truck and trailer acquired under the capital lease. ..............     82,070
                                                                     ---------
                                                                       435,614
Less amount that represents imputed interest.......................   (108,211)
                                                                     ---------
                                                                       327,403
                                                                     ---------
Less current portion...............................................   (152,136)
                                                                     ---------
                                                                     $ 175,267
                                                                     =========

  (See Footnote 9 for subsequent event)

(6) Operating Leases

  CTC leases certain land and buildings used for its operations under operating lease agreements expiring in 2006. Total rent expense for 1997 was $60,989.

  Future annual minimum operating lease payments at December 31, 1997 are:

   1998................................................................ $ 61,506
   1999................................................................   63,350
   2000................................................................   65,244
   2001................................................................   67,198
   2002................................................................   69,212
   Thereafter..........................................................  281,931
                                                                        --------
                                                                        $608,441
                                                                        ========

(7) Income Taxes

  The Company incurred a loss for both financial reporting and tax return purposes and as such, there was no current or deferred tax provision for the year ended December 31, 1997.

  At December 31, 1997, CTC's long-term deferred tax asset/liability consists of:

   Deferred tax asset:
     Net operating loss carryforward................................ $1,614,089
   Deferred tax liability:
     Fixed assets, due to depreciation..............................    259,360
                                                                     ----------
       Net..........................................................  1,354,729
   Valuation allowance.............................................. (1,354,729)
                                                                     ----------
       Total........................................................ $      --
                                                                     ==========

                         CAR TRANSPORTERS CORPORATION
           (A Wholly-owned Subsidiary of Automotive Services, Inc.)

                  NOTES TO FINANCIAL STATEMENTS--(Continued)


  CTC's net operating loss carryforwards (NOL's) of approximately $4,747,000 expire at various times in the future. At December 31, 1997, a valuation allowance has been provided against the deferred tax assets, as it is uncertain that the deferred tax assets will be realized since the Company has incurred substantial operating losses.

  The following table reconciles the expected tax benefit (expense) at the Federal statutory tax rate to the actual tax provision:

   Federal statutory rate............................................ $ 264,517
   NOL's for which no benefit is recognized..........................  (264,517)
                                                                      ---------
     Provision for income taxes...................................... $     --
                                                                      =========

(8) Significant Customer

  CTC has one significant customer that accounts for approximately 30% of total sales. As of December 31, 1997 this customer had an outstanding accounts receivable balance of $302,004.

(9) Subsequent Events

  During February of 1998, the Company acquired equipment from Spokane Auto Transport for approximately $865,000 of cash. The aggregate purchase price, over the fair value of equipment acquired of approximately $361,000, was recognized as goodwill and is being amortized over 15 years on a straight-line basis. In March of 1998, the Company acquired equipment from All West Auto Transport for $550,000 of cash. The aggregate purchase price, over the fair value of equipment acquired of approximately $150,000, was recognized as goodwill and is being amortized over 15 years on a straight-line basis. These assets were included in the sale to United Road Services, Inc.

  During July 1998, CTC completed an asset purchase transaction with United Road Services, Inc. (URS) whereby CTC sold all of its assets, properties and business to URS. URS also assumed all current liabilities and indebtedness of CTC. The assets sold to URS included receivables, fixed assets and tangible personal property, customer accounts, cash and cash equivalents, prepaids, leasehold interests, proprietary rights, licenses and permits and other assets.

  Subsequent to the closing of the asset purchase transaction, URS has paid off all outstanding indebtedness.

                         INDEPENDENT AUDITORS' REPORT

The Stockholders
Schroeder Auto Carriers, Inc.:

  We have audited the accompanying balance sheet of Schroeder Auto Carriers, Inc. as of December 31, 1997 and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of Schroeder Auto Carriers, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Schroeder Auto Carriers, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                   KPMG LLP

Denver, Colorado
August 13, 1998

                         SCHROEDER AUTO CARRIERS, INC.

                                 BALANCE SHEET


                        Assets
                                                       December 31,  June 30,
                                                           1997        1998
                                                       ------------ -----------
                                                                    (Unaudited)
Current assets:
 Cash.................................................  $   54,216  $  107,504
 Trade accounts receivable, net of allowance for
  doubtful accounts of $78,215 and $62,871,
  respectively........................................     736,954     744,798
 Accounts receivable from employees...................       4,207       8,381
 Prepaid expenses.....................................       3,300      39,309
                                                        ----------  ----------
    Total current assets..............................     798,677     899,992
 Property and equipment, net..........................     738,109   1,166,502
                                                        ----------  ----------
    Total assets......................................  $1,536,786  $2,066,494
                                                        ==========  ==========
         Liabilities and Stockholders' Equity
Current liabilities:
 Current installments of long-term debt...............  $   25,087  $   93,852
 Accounts payable.....................................     116,068     158,287
 Accrued payroll and related costs....................      26,852      56,201
 Current portion of notes payable to related parties..     180,000     180,000
                                                        ----------  ----------
    Total current liabilities.........................     348,007     488,340
Long-term debt, excluding current installments........     101,895     340,882
Notes payable to related parties......................      25,000         --
                                                        ----------  ----------
    Total liabilities.................................     474,902     829,222
                                                        ----------  ----------
Stockholders' equity:
 Common stock, $1 par value. 700,000 shares
  authorized; 35,000 shares issued and outstanding....      35,000      35,000
 Retained earnings....................................   1,026,884   1,202,272
                                                        ----------  ----------
    Total stockholders' equity........................   1,061,884   1,237,272
                                                        ----------  ----------
    Total liabilities and stockholders' equity........  $1,536,786  $2,066,494
                                                        ==========  ==========


                See accompanying notes to financial statements.

                         SCHROEDER AUTO CARRIERS, INC.

                            STATEMENT OF OPERATIONS


                                                             Six-months
                                            Year ended      ended June 30
                                           December 31, ----------------------
                                               1997        1997        1998
                                           ------------ ----------  ----------
                                                             (Unaudited)
Net revenue...............................  $5,799,071  $2,727,236  $3,168,786
Cost of revenue...........................   4,567,940   2,086,816   2,536,525
                                            ----------  ----------  ----------
    Gross profit..........................   1,231,131     640,420     632,261
Selling, general and administrative
 expenses.................................     888,887     395,454     395,870
                                            ----------  ----------  ----------
    Income from operations................     342,244     244,966     236,391
                                            ----------  ----------  ----------
Other income (expense):
 Interest expense.........................     (31,235)    (14,921)    (17,979)
 Gain on sale of assets...................       9,431         --          --
 Other....................................       3,507       2,602       1,021
                                            ----------  ----------  ----------
    Net income............................  $  323,947  $  232,647  $  219,433
                                            ==========  ==========  ==========



                See accompanying notes to financial statements.

                         SCHROEDER AUTO CARRIERS, INC.

                       STATEMENT OF STOCKHOLDERS' EQUITY


                                                                     Total
                                             Common  Retained    stockholders'
                                              stock   earnings       equity
                                             ------- ----------  --------------
Balances at January 1, 1997................. $35,000 $  767,293    $  802,293
Net income--1997............................     --     323,947       323,947
Distribution to stockholders................     --     (64,356)      (64,356)
                                             ------- ----------    ----------
Balances at December 31, 1997...............  35,000  1,026,884     1,061,884
Net income--six-months ended June 30, 1998
 (unaudited)................................     --     219,433       219,433
Distribution to stockholders--six-months
 ended June 30, 1998 (unaudited)............     --     (44,045)      (44,045)
                                             ------- ----------    ----------
Balance at June 30, 1998 (unaudited)........ $35,000 $1,202,272    $1,237,272
                                             ======= ==========    ==========



                See accompanying notes to financial statements.

                         SCHROEDER AUTO CARRIERS, INC.

                            STATEMENT OF CASH FLOWS

                                                             Six-months
                                             Year ended     ended June 30
                                             December 31 --------------------
                                                1997       1997       1998
                                             ----------- ---------  ---------
                                                             (Unaudited)
Cash flows from operating activities:
 Net income.................................  $ 323,947  $ 232,647  $ 219,433
 Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation..............................     69,682     33,393     43,104
  Gain on sale of assets....................     (9,431)       --         --
  Increase in trade accounts receivable.....   (178,667)   (99,663)   (12,018)
  Decrease in accounts receivable from
   employees................................      5,954        --         --
  Decrease (increase) in prepaid expenses...      6,899    (21,186)   (36,009)
  (Decrease) increase in accounts payable...    (54,881)   (60,531)    42,219
  Increase in accrued payroll and related
   costs....................................      9,507        492     29,349
                                              ---------  ---------  ---------
    Net cash provided by operating
     activities.............................    173,010     85,152    286,078
                                              ---------  ---------  ---------
Cash flows from investing activities:
 Proceeds from sale of assets...............     15,000        --         --
 Purchases of property and equipment........   (221,829)  (168,500)  (471,497)
                                              ---------  ---------  ---------
    Net cash used in investing activities...   (206,829)  (168,500)  (471,497)
                                              ---------  ---------  ---------
Cash flows from financing activities:
 Proceeds from long-term debt...............    142,000    142,000    450,512
 Principal payments on long-term debt.......   (139,646)   (41,077)  (142,760)
 Distributions to stockholders..............    (64,356)   (50,000)   (44,045)
 Proceeds from notes payable to related
  parties...................................    205,000    170,000        --
 Principal payments on notes payable to
  related parties...........................   (160,000)  (160,000)   (25,000)
                                              ---------  ---------  ---------
    Net cash (used in) provided by financing
     activities.............................    (17,002)    60,923    238,707
                                              ---------  ---------  ---------
    Net (decrease) increase in cash.........    (50,821)   (22,425)    53,288
Cash at beginning of period.................    105,037    105,037     54,216
                                              ---------  ---------  ---------
Cash at end of period.......................  $  54,216  $  82,612  $ 107,504
                                              =========  =========  =========
Supplemental disclosure of cash flow
 information--cash paid during the period
 for interest...............................  $  31,235  $  14,921  $  17,979
                                              =========  =========  =========


                See accompanying notes to financial statements.

                         SCHROEDER AUTO CARRIERS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Schroeder Auto Carriers, Inc. (the Company) was founded in 1990 and provides vehicle transport services for auto auctions, leasing companies, auto dealers and individuals. The Company owns and operates approximately 35 vehicles throughout 27 states in the western region of the United States. The Company also uses, on a limited basis, independent contractors who have their own equipment. The independent contractors operate under a carrier agreement when performing transport services for the Company. The Company is headquartered in Henderson, Colorado and also maintains a satellite facility in Salt Lake City, Utah.

 (b) Revenue Recognition

  Revenue is recognized upon the delivery of the vehicles to their final destination. Expenses related to the generation of revenue are recognized as incurred.

 (c) Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method over the following estimated useful lives of the individual assets.

      Transportation equipment......................................... 15 years
      Vehicles.........................................................  5 years
      Office equipment.................................................  7 years

 (d) Income Taxes

  The Company operates as an S-corporation for federal and state income tax purposes and all corporate earnings flow through and are taxed solely at the stockholder level. Accordingly, no income tax expense has been recorded for the year ended December 31, 1997.

 (e) Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting period. Actual results could differ significantly from those estimates.

 (f) Fair Value of Financial Instruments

  The carrying values of the Company's financial instruments, which are comprised mainly of receivables and payables, approximate their fair values.

 (g) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

                         SCHROEDER AUTO CARRIERS, INC.

(2) Property and Equipment

    Property and equipment at December 31, 1997 consists of the following:

   Transportation equipment.......................................... $ 845,138
   Vehicles..........................................................    62,144
   Office equipment..................................................    54,297
                                                                      ---------
       Total.........................................................   961,579
   Less: accumulated depreciation....................................  (223,470)
                                                                      ---------
                                                                      $ 738,109
                                                                      =========

  Depreciation of property and equipment in 1997 totaled $69,682.

(3) Indebtedness

  The Company has a note payable to First Security Bank payable in monthly installments of $2,958, including interest at 9%, maturing April 2002. The remaining balance on the note at December 31, 1997 is $126,982; $25,087 of which is classified in current liabilities.

  The Company has a note payable to stockholders of $180,000, payable in a lump sum on August 15, 1998. The note bears interest at 8.75% per annum which is paid monthly. In addition, the Company has a note payable to other related parties of $25,000, payable in a lump sum on June 1, 1999. The note bears interest at 10% per annum, paid monthly. For 1997, interest expense on the above notes was $18,250.

  Debt maturities at December 31 are as follows:

   1998................................................................ $205,087
   1999................................................................   52,441
   2000................................................................   30,017
   2001................................................................   32,830
   2002................................................................   11,607
                                                                        --------
     Total............................................................. $331,982
                                                                        ========

(4) Leases

  The Company leases their main facility from a related party. The lease is a non-cancelable operating lease with future minimum lease payments at December 31, 1997 as follows:

   Year ending December 31:
   1998............................................................. $   96,000
   1999.............................................................     96,000
   2000.............................................................     96,000
   2001.............................................................     96,000
   2002.............................................................     96,000
   Thereafter.......................................................  1,264,000
                                                                     ----------
     Total minimum lease payments................................... $1,744,000
                                                                     ==========

  Total rent expense for 1997, all of which was paid to a related party, was $96,900.

                         SCHROEDER AUTO CARRIERS, INC.

(5) Income Taxes

  As the Company uses accelerated methods of depreciation for income tax purposes, the recorded values of property and equipment are approximately $423,000 higher than those used for tax purposes at December 31, 1997. Depreciation expense reported for tax purposes for 1997 was approximately $152,000 higher than the amount recorded for book purposes. The tax basis of all other assets and liabilities does not differ materially from their recorded values at December 31, 1997.

(6) Contingent Liabilities

  Various claims arise against the Company during the normal course of business. In the opinion of management, liabilities, if any, arising from proceedings would not have a material effect on the financial statements.

(7) Subsequent Event

  On July 1, 1998 all of the outstanding stock of the Company was sold to United Road Service, Inc. The sales transaction will be accounted for as a purchase.

                         INDEPENDENT AUDITORS' REPORT

The Stockholder
Keystone Towing, Inc.:

  We have audited the accompanying balance sheets of Keystone Towing, Inc. ("Keystone") as of December 31, 1996 and 1997, and the related statements of operations, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of Keystone's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keystone Towing, Inc. as of December 31, 1996 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                   KPMG LLP

Albany, New York
January 16, 1998,
except as to note 13(b),
which is as of May 6, 1998

                             KEYSTONE TOWING, INC.

                                 BALANCE SHEETS

                                                    December 31
                                                -------------------  June 30,
                                                  1996      1997       1998
                                                -------- ---------- -----------
                                                                    (Unaudited)
                    Assets
Current assets:
  Cash......................................... $193,165 $   71,634 $  100,312
  Trade accounts receivable....................   97,368    167,192    151,677
  Accounts receivable from employees...........    3,443      2,989      3,640
  Inventory....................................   15,000     60,990     60,510
  Note receivable--other.......................      --       5,000     87,110
  Prepaid and other current assets (note 2)....   47,684     98,111     82,958
                                                -------- ---------- ----------
    Total current assets.......................  356,660    405,916    486,207
Property and equipment, net (notes 3, 6 and
 7)............................................  598,850  1,038,776  1,044,167
Other non-current assets (note 4)..............      --      82,256     84,858
                                                -------- ---------- ----------
    Total assets............................... $955,510 $1,526,948 $1,615,232
                                                ======== ========== ==========
     Liabilities and Stockholder's Equity
Current liabilities:
  Current installments of notes payable (note
   6).......................................... $ 94,782 $  278,765 $  337,181
  Borrowings under lines of credit (note 6)....    7,558     73,297     96,847
  Current installment of note payable to
   stockholder (notes 6 and 10)................   31,724     35,046     33,337
  Accounts payable.............................   88,176    200,779    215,401
  Accrued payroll and related costs............   53,309     52,157     61,787
  Payable to affiliate (note 10)...............      --      40,909        --
  Other liabilities (note 5)...................  301,965    326,778    367,220
                                                -------- ---------- ----------
    Total current liabilities..................  577,514  1,007,731  1,111,773
Long-term liabilities:
  Notes payable, excluding current installments
   (note 6)....................................  156,940    349,982    349,492
  Note payable to stockholder, excluding
   current installments (notes 6 and 10).......   50,314     15,268        --
                                                -------- ---------- ----------
    Total liabilities..........................  784,768  1,372,981  1,461,265
                                                -------- ---------- ----------
Stockholder's equity:
  Common stock, $2.00 par value. Authorized
   100,000 shares; issued and outstanding
   10,000 shares in 1996 and 1997..............   20,000     20,000     20,000
  Retained earnings............................  150,742    133,967    133,967
                                                -------- ---------- ----------
    Total stockholder's equity.................  170,742    153,967    153,967
                                                -------- ---------- ----------
    Total liabilities and stockholder's
     equity.................................... $955,510 $1,526,948 $1,615,232
                                                ======== ========== ==========

                See accompanying notes to financial statements.

                             KEYSTONE TOWING, INC.

                            STATEMENTS OF OPERATIONS

                                                             Six-months
                              Year ended December 31        ended June 30
                              ------------------------  ----------------------
                                 1996         1997         1997        1998
                              -----------  -----------  ----------  ----------
                                                             (Unaudited)
Net revenue.................. $ 3,369,354  $ 3,943,073  $1,926,852  $1,998,098
Cost of revenue..............   2,132,646    2,606,452   1,204,688   1,329,626
                              -----------  -----------  ----------  ----------
    Gross profit.............   1,236,708    1,336,621     722,164     668,472
Selling, general and
 administrative expenses.....     934,105    1,140,252     592,958     651,884
                              -----------  -----------  ----------  ----------
    Income from operations...     302,603      196,369     129,206      16,588
                              -----------  -----------  ----------  ----------
Other income (expense):
  Interest expense...........     (28,067)     (71,451)    (29,178)    (26,110)
  Interest income............       2,534        1,556         --          --
  Gain on sale of assets.....         --        36,275      36,275         --
  Other (note 10)............         --        76,312      38,156      94,244
                              -----------  -----------  ----------  ----------
    Net income............... $   277,070  $   239,061  $  174,459  $   84,722
                              ===========  ===========  ==========  ==========


                See accompanying notes to financial statements.

                             KEYSTONE TOWING, INC.

                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                      Total
                                               Common  Retained   stockholder's
                                                stock  earnings      equity
                                               ------- ---------  -------------
Balance at December 31, 1995.................. $20,000 $  88,465    $ 108,465
Net income--1996..............................     --    277,070      277,070
Owner Distribution............................     --   (214,793)    (214,793)
                                               ------- ---------    ---------
Balance at December 31, 1996..................  20,000   150,742      170,742
Net income--1997..............................     --    239,061      239,061
Owner distribution............................     --   (255,836)    (255,836)
                                               ------- ---------    ---------
Balance at December 31, 1997..................  20,000   133,967      153,967
Net income--six-months ended June 30, 1998
 (unaudited)..................................     --     84,722       84,722
Owner distribution--six-months ended June 30,
 1998 (unaudited).............................     --    (84,722)     (84,722)
                                               ------- ---------    ---------
Balance at June 30, 1998 (unaudited).......... $20,000 $ 133,967    $ 153,967
                                               ======= =========    =========



                See accompanying notes to financial statements.

                             KEYSTONE TOWING, INC.

                            STATEMENTS OF CASH FLOWS

                                        Year ended            Six-months
                                        December 31          ended June 30
                                    --------------------  --------------------
                                      1996       1997       1997       1998
                                    ---------  ---------  ---------  ---------
                                                              (Unaudited)
Cash flows from operating
 activities:
  Net income....................... $ 277,070  $ 239,061  $ 174,459  $  84,722
  Adjustments to reconcile net
   income to net cash provided by
   operating activities, net of
   effects of acquisitions:
    Depreciation and amortization..   155,367    280,075     86,914    148,311
    Gain on sale of assets.........       --     (36,275)      (275)       --
    Decrease (increase) in trade
     accounts receivable...........   (11,892)   (69,824)   (26,251)    15,515
    Decrease (increase) in accounts
     receivable from employees.....    (2,015)       454         35       (651)
    Increase in inventory..........    (5,000)   (45,990)       --         --
    Decrease (increase) in prepaid
     and other current assets......    10,619    (50,427)  (138,568)    13,031
    Increase (decrease) in accounts
     payable.......................    48,580    112,603    (62,126)    14,622
    Increase (decrease) in accrued
     payroll and related costs.....    16,970     (1,152)    65,642      9,630
    Increase (decrease) in payable
     to affiliate..................       --      40,909        --     (40,909)
    Increase (decrease) in other
     liabilities...................    44,984     24,813    (45,334)    40,442
                                    ---------  ---------  ---------  ---------
      Net cash provided by
       operating activities........   534,683    494,247     54,496    284,713
                                    ---------  ---------  ---------  ---------
Cash flows from investing
 activities:
  Purchases of property and
   equipment.......................   (97,818)  (396,324)  (402,678)  (153,702)
  Proceeds from sale of assets.....       --      40,000      4,000        --
  Decrease (increase) in note
   receivable--other...............    24,351     (5,000)  (185,196)   (82,110)
                                    ---------  ---------  ---------  ---------
      Net cash used in investing
       activities..................   (73,467)  (361,324)  (583,874)  (235,812)
                                    ---------  ---------  ---------  ---------
Cash flows from financing
 activities:
  Proceeds from long-term debt.....       --      13,289    494,677    171,117
  Principal payments on long-term
   debt............................  (146,768)   (77,646)   (87,141)  (130,168)
  Borrowings on line of credit,
   net.............................     7,557     65,739     90,002     23,550
  Owner distributions..............  (214,793)  (255,836)  (150,094)   (84,722)
                                    ---------  ---------  ---------  ---------
      Net cash (used in) provided
       by financing activities.....  (354,004)  (254,454)   347,444    (20,223)
                                    ---------  ---------  ---------  ---------
Net increase (decrease) in cash....   107,212   (121,531)  (181,934)    28,678
Cash at beginning of period........    85,953    193,165    193,165     71,634
                                    ---------  ---------  ---------  ---------
Cash at end of period.............. $ 193,165  $  71,634  $  11,231  $ 100,312
                                    =========  =========  =========  =========
Supplemental disclosure of cash
 flow information:
  Cash paid during the period for:
    Interest....................... $  28,067  $  71,451  $  29,178  $  26,387
                                    =========  =========  =========  =========

                See accompanying notes to financial statements.

                             KEYSTONE TOWING, INC.

                         NOTES TO FINANCIAL STATEMENTS

                          December 31, 1996 and 1997

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Keystone Towing, Inc. ("Keystone") was founded in 1991. Keystone's primary business is towing, impounding and storing vehicles for municipal, governmental and commercial customers in Southern California. Keystone has one facility in Los Angeles. It operates approximately 20 vehicles. Keystone became an S-corporation under California law on June 3, 1993.

 (b) Revenue Recognition

  Keystone operates as one segment related to transportation of vehicles and equipment for customers.

  Keystone's revenue is derived from customers who require a towing service, fees related to the storage of vehicles that have been towed, and auction sales of unclaimed vehicles. Towing revenue is recognized at the completion of each towing engagement, storage fees are accrued over the period the vehicles are held in the impound facility, and revenue from auction sales are recorded when title to the vehicles has been transferred. Expenses related to the generation of revenue are recognized as incurred.

 (c) Inventories

  Inventories consist primarily of spare parts used for repair and maintenance of transportation equipment. Inventories are stated at the lower of cost or market.

 (d) Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement and tax purposes using the double-declining balance method over the estimated useful lives of the individual assets or, for leasehold improvements, over the terms of the related leases if shorter. For financial statement purposes, Keystone provides for depreciation of property and equipment over the following estimated useful lives:

   Automobiles and transportation equipment..........................    5 years
   Furniture and fixtures............................................  5-7 years
   Machinery and equipment...........................................  5-7 years
   Leasehold improvements............................................ 7-39 years

 (e) Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to Keystone on bank loans with similar terms and maturities, the fair value of Keystone's financial instruments approximates their carrying values.

 (f) Income Taxes

  Effective June 3, 1993, Keystone elected to file its Federal income tax returns under the S-corporation provisions of the Internal Revenue Code and was granted S-corporation status for California state tax purposes. In accordance with the Federal provisions, corporate earnings flow through and are taxed solely at the stockholder level.

  Under the provisions of the California franchise tax law, S-corporation earnings are assessed a 1.5% surtax at the corporate level and flow through to the stockholder to be taxed at the individual level. Accordingly, no income tax expense has been recorded for the years ended December 31, 1996 and 1997.

                             KEYSTONE TOWING, INC.

 (g) Use of Estimates

  Management of Keystone has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (h) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) Prepaid and Other Current Assets

  Prepaid and other current assets consists of:

                                                                  December 31
                                                                ---------------
                                                                 1996    1997
                                                                ------- -------
   Prepaid insurance........................................... $ 6,750 $13,549
   Prepaid vehicle registration................................     --   22,010
   Miscellaneous deposits......................................  32,304  39,657
   Prepaid property taxes......................................   3,432   2,631
   Other.......................................................   5,198  20,264
                                                                ------- -------
                                                                $47,684 $98,111
                                                                ======= =======

(3) Property and Equipment

  Property and equipment consists of the following:

                                                              December 31
                                                         ----------------------
                                                            1996        1997
                                                         ----------  ----------
   Automobiles and transportation equipment............. $  578,891  $1,025,234
   Furniture and fixtures...............................    129,592     144,361
   Machinery and equipment..............................    240,653     270,163
   Leasehold improvements...............................    273,137     460,641
                                                         ----------  ----------
     Total..............................................  1,222,273   1,900,399
   Less accumulated depreciation and amortization.......   (623,423)   (861,623)
                                                         ----------  ----------
                                                         $  598,850  $1,038,776
                                                         ==========  ==========

  Depreciation and amortization of property and equipment in 1996 and 1997 totaled $155,367 and $274,259, respectively.

(4) Other Non-current Assets

  Other non-current assets consists of the following (see note 8):

                                                                    December 31,
                                                                        1997
                                                                    ------------
   Goodwill........................................................   $85,572
   Covenant-not-to-compete.........................................     2,500
                                                                      -------
     Total.........................................................    88,072
   Less accumulated amortization...................................    (5,816)
                                                                      -------
                                                                      $82,256
                                                                      =======

                             KEYSTONE TOWING, INC.

  Goodwill, which represents the excess of purchase price over the fair value of net assets acquired, and covenant-not-to-compete are amortized on a straight-line basis over fifteen and five years, respectively. Amortization expense for other non-current assets totaled $5,816 in 1997.

(5) Other Liabilities

  Other liabilities consists of:

                                                                 December 31
                                                              -----------------
                                                                1996     1997
                                                              -------- --------
   Retirement savings plan payable........................... $ 70,964 $125,261
   Parking and other taxes payable(a)........................  123,647  107,734
   Lien sale payable(b)......................................   75,299   87,938
   Insurance premiums payable................................    3,745    4,220
   Other.....................................................   28,310    1,625
                                                              -------- --------
                                                              $301,965 $326,778
                                                              ======== ========

--------
(a) Parking and other taxes payable consist primarily of obligations to remit standard parking fees to the City of Los Angeles.
(b) Lien sale payables arise from Keystone's obligation to remit to the state a portion of proceeds generated by the sale of cars impounded by Keystone but left unclaimed.

(6) Indebtedness

  Keystone has available a $75,000 line of credit with a bank, expiring January 16, 1998. Interest is payable at 10.5%. Total borrowings under this unsecured line of credit as of December 31, 1996 and 1997 amounted to $7,558 and $73,297, respectively.

  Keystone's long-term debt consists of:

                                                               December 31
                                                           --------------------
                                                             1996       1997
                                                           ---------  ---------
   Note payable to stockholder, payable in monthly
    installments of $3,208, including interest at 10.06%,
    maturing May 1999....................................  $  82,038  $  50,314
   Notes payable to banks for various property and
    equipment, payable in monthly installments ranging
    from $427 to $5,527, including interest ranging from
    8 1/2% to 11%, and maturing at dates ranging from
    January, 1998 to April, 2002. Secured by the related
    assets...............................................    209,136    599,407
   Borrowings under a capital lease agreement, payable in
    monthly installments of $1,492, including interest at
    11%, maturing October 1999. Secured by the related
    asset ...............................................     42,586     29,340
                                                           ---------  ---------
       Total long-term debt..............................    333,760    679,061
     Less installments due within one year...............   (126,506)  (313,811)
                                                           ---------  ---------
       Long-term debt, excluding current installments....  $ 207,254  $ 365,250
                                                           =========  =========

                             KEYSTONE TOWING, INC.

  Annual maturities for the next five years are as follows:

   1998................................................................ $313,811
   1999................................................................  176,125
   2000................................................................  109,042
   2001................................................................   72,782
   2002................................................................    7,301
                                                                        --------
                                                                        $679,061
                                                                        ========

(7) Leases

  Keystone leases the building used for its operations under a non-cancelable lease agreement. The lease is classified as an operating lease. The agreement provides for monthly rental payment of $39,630 through January 2002. Keystone is responsible for all operating costs related to the property. Total rent expense, including common area maintenance charges, for 1996 and 1997 was $488,000 and $504,000, respectively.

  Keystone is obligated under a capital lease for transportation equipment that expires in October 1999. The capital lease obligation is included in the long-term debt table and schedule of maturities in note 6.

  Future minimum lease payments under noncancellable operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 1997 are:

   1998.............................................................. $  475,560
   1999..............................................................    475,560
   2000..............................................................    475,560
   2001..............................................................    475,560
   2002..............................................................     39,630
                                                                      ----------
                                                                      $1,941,870
                                                                      ==========

(8) Non-cash Transactions

  During March 1997, Keystone acquired, under the purchase method of accounting, certain assets of a competitor for consideration of $203,702 in the form of assumed liabilities of the selling party. The assets acquired were recorded at their estimated fair value of $115,000. In addition, Keystone secured a five year non-competition agreement from the selling party valued at $2,500. The difference between the consideration given and the fair value of assets acquired was recorded as goodwill in the amount of $85,572 (see note
4).

  During 1997, Keystone leased $205,956 of various automobile and transportation equipment through several lending institutions (see note 6).

(9) Employee Benefits

  Keystone has a retirement savings and disability plan pursuant to section 414(i) of the Internal Revenue Code that is available to all employees who have at least 1,000 hours of service to Keystone during the plan year and are employed on the last day of the year. This discretionary contribution plan allows the employer discretion as to the amount to be contributed each year. Keystone's contribution payable, included in other accrued liabilities on the accompanying balance sheet, amounted to $70,964 and $125,261 as of December 31, 1996 and 1997, respectively (see note 5).

                             KEYSTONE TOWING, INC.

(10) Related Party Transactions

  Keystone is indebted to the sole stockholder under an unsecured note, bearing interest at 10.06% per annum (see note 6).

  In the normal course of business Keystone performs subcontract towing services for a related party company owned by another related party. Keystone recognizes revenue on the towing services performed on behalf of the related party net of subcontract expenses. The net revenue, recognized on subcontract towing services performed amounted to approximately $17,000 and $19,000 for 1996 and 1997, respectively, and is included in net revenue on the statements of operations. Additionally, Keystone recognized management fee income for services performed on behalf of the related party company. Management fee income amounted to approximately $0 and $16,000 for 1996 and 1997, respectively.

  The owner of Keystone is also a 10% owner of an Official Police Garage ("OPG"). Keystone recognizes management fee income for services performed on behalf of the related party company. Management fee income amounted to approximately $0 and $60,000 for 1996 and 1997, respectively.

  The payable to related party of $40,909 on the accompanying balance sheet as of December 31, 1997 represents miscellaneous obligations to the OPG discussed above.

(11) Contingent Liabilities

  Various legal claims arise against Keystone during the normal course of business. In the opinion of management, liabilities, if any, arising from proceedings would not have a material effect on the financial statements.

(12) Concentration of Business Risks

  Revenue generated from Keystone's exclusive agreement with the LAPD discussed in note 1 represented approximately 30% of total revenues in 1996 and 27% in 1997. The loss of such business could significantly effect Keystone's performance.

(13) Subsequent Event

  (a) During February 1998, the stockholder entered into a definitive agreement to sell Keystone to United Road Services, Inc. The sales transaction, affected through a combination of cash and common stock of United Road Services, Inc., is contingent upon the initial public offering of the common stock of United Road Services, Inc., and the consent of the Los Angeles City Council under Keystone's contract to provide police towing for a specified police district in Los Angeles. The anticipated selling price of Keystone exceeds its net assets as of December 31, 1997. Prior to the sale of Keystone, the stockholder intends to take a distribution of not more than $150,000.

  (b) On May 1, 1998, United Road Services, Inc. successfully completed the initial public offering of its common stock.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Fast Towing, Inc.:

  We have audited the accompanying balance sheet of Fast Towing, Inc. as of December 31, 1997, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fast Towing, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                   KPMG LLP

Phoenix, Arizona
July 31, 1998

                               FAST TOWING, INC.

                                 BALANCE SHEET

                                                       December 31,  June 30,
                                                           1997        1998
                                                       ------------ -----------
                                                                    (Unaudited)
                        Assets
Current assets:
  Cash and cash equivalents...........................   $ 92,186    $ 22,200
  Trade accounts receivable...........................    214,958     100,449
  Prepaid expenses and other current assets...........      7,214      37,514
                                                         --------    --------
    Total current assets..............................    314,358     160,163
Property and equipment, net (note 2)..................    469,825     515,119
Other assets..........................................     18,531       1,600
Intangibles, net (note 3).............................     17,014      16,431
                                                         --------    --------
    Total assets......................................   $819,728    $693,313
                                                         ========    ========
         Liabilities and Stockholders' Equity
Current liabilities:
  Line of credit (note 4).............................   $ 49,113    $238,763
  Accounts payable....................................      5,803      37,594
  Income taxes payable (note 6).......................      1,220         --
  Deferred income taxes (note 6)......................      5,889       5,889
  Accrued expenses....................................      8,460      14,054
  Other accrued liabilities...........................      3,000       6,267
                                                         --------    --------
    Total current liabilities.........................     73,485     302,567
                                                         --------    --------
Stockholders' equity:
  Common stock, no par value, 100,000 shares
   authorized and 550 shares issued and outstanding...        550         550
  Retained earnings...................................    745,693     390,196
                                                         --------    --------
    Total stockholders' equity........................    746,243     390,746
Commitments and contingencies (notes 4, 5 and 8)
                                                         --------    --------
    Total liabilities and stockholders' equity........   $819,728    $693,313
                                                         ========    ========



                See accompanying notes to financial statements.

                               FAST TOWING, INC.

                            STATEMENT OF OPERATIONS

                                                              Six-months
                                             Year ended      ended June 30
                                            December 31, ---------------------
                                                1997        1997       1998
                                            ------------ ---------- ----------
                                                              (Unaudited)
Net revenue................................  $3,354,597  $1,438,065 $1,850,910
Cost of revenue............................   1,775,911     796,991    914,517
                                             ----------  ---------- ----------
    Gross profit...........................   1,578,686     641,074    936,393
Selling, general and administrative
 expenses..................................   1,431,882     446,067  1,123,447
                                             ----------  ---------- ----------
    Income (loss) from operations..........     146,804     195,007   (187,054)
                                             ----------  ---------- ----------
Other (expense):
  Interest (expense) income................      (6,703)        373        408
  Gain (loss) on sale of assets............      (9,545)      7,708   (140,213)
                                             ----------  ---------- ----------
    Income (loss) before income taxes......     130,556     203,088   (326,859)
  Income tax expense (note 6)..............      47,009      40,710     28,638
                                             ----------  ---------- ----------
    Net income (loss)......................  $   83,547  $  162,378 $ (355,497)
                                             ==========  ========== ==========



                See accompanying notes to financial statements.

                               FAST TOWING, INC.

                       STATEMENT OF STOCKHOLDERS' EQUITY

                                                                      Total
                                                Common Retained   stockholders'
                                                stock  earnings      equity
                                                ------ ---------  -------------
Balance at December 31, 1996...................  $550  $ 662,146    $ 662,696
Net income.....................................   --      83,547       83,547
                                                 ----  ---------    ---------
Balance at December 31, 1997...................   550    745,693      746,243
Net loss--six-months ended June 30, 1998
 (unaudited)...................................   --    (355,497)    (355,497)
                                                 ----  ---------    ---------
Balance at June 30, 1998 (unaudited)...........  $550  $ 390,196    $ 390,746
                                                 ====  =========    =========

                               FAST TOWING, INC.

                            STATEMENT OF CASH FLOWS

                                                               Six-months
                                               Year ended    ended June 30
                                              December 31, -------------------
                                                  1997       1997      1998
                                              ------------ --------  ---------
                                                              (Unaudited)
Cash flows from operating activities:
  Net income (loss)..........................   $ 83,547   $162,378  $(355,497)
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Depreciation and amortization............    212,144     93,703     90,196
    Deferred income taxes....................      5,889        --         --
    Loss (gain) on sale of property and
     equipment...............................      9,545     (7,708)   140,213
    (Increase) decrease in trade accounts
     receivable..............................    (20,750)   (73,061)   114,509
    Decrease (increase) in prepaid expenses
     and other current assets................      1,363    (18,023)   (30,300)
    Decrease in other assets.................      1,307     16,163     16,931
    Increase in accounts payable.............      5,803        --      31,791
    (Decrease) increase in income taxes
     payable.................................    (30,031)     9,459    (30,760)
    (Decrease) increase in accrued expenses..     (4,468)    (4,047)    38,401
                                                --------   --------  ---------
      Net cash provided by operating
       activities............................    264,349    178,864     15,484
                                                --------   --------  ---------
Cash flows from investing activities:
  Purchases of property and equipment........   (158,455)   (50,615)  (321,066)
  Proceeds from sale of equipment............    119,600     21,195     45,946
  Issuance of note receivable................        --     (15,000)       --
                                                --------   --------  ---------
      Net cash used in investing activities..    (38,855)   (44,420)  (275,120)
                                                --------   --------  ---------
Cash flows from financing activities:
  Net increase in line of credit.............     49,113        --     189,650
  Principal payments on long-term debt.......   (241,606)   (48,066)       --
                                                --------   --------  ---------
      Net cash (used in) provided by
       financing activities..................   (192,493)   (48,066)   189,650
                                                --------   --------  ---------
      Net increase (decrease) in cash and
       cash equivalents......................     33,001     86,378    (69,986)
Cash and cash equivalents at beginning of
 period......................................     59,185     59,185     92,186
                                                --------   --------  ---------
Cash and cash equivalents at end of period...   $ 92,186   $145,563  $  22,200
                                                ========   ========  =========
Supplemental disclosure of cash flow
 information:
  Cash paid during the period for:
    Interest.................................   $  7,471
                                                ========
    Income taxes.............................   $ 70,660
                                                ========


                See accompanying notes to financial statements.

                               FAST TOWING, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

(1) Description of Business and Summary of Significant Accounting Policies

Description of Business

  Fast Towing, Inc. was founded in 1991 and operates as an Arizona corporation. Fast Towing's primary business is towing, impounding and storing vehicles. Fast Towing has two facilities in the Phoenix metropolitan area. It operates approximately 34 vehicles.

  On June 14, 1997, Fast Towing purchased substantially all of the assets and assumed certain liabilities of Pars Towing, Inc. The purchase price of $162,000 was conveyed in the form of a note payable to the seller. The transaction was accounted for under the purchase method of accounting.

Revenue Recognition

  Fast Towing operates as one segment related to the transportation of vehicles for customers.

  Fast Towing's revenue is derived from customers who require transportation of vehicles. Transport revenue is recognized upon the delivery of the vehicles to their final destination. Expenses related to the generation of revenue are recognized as incurred.

Cash and Cash Equivalents

  Cash and cash equivalents of $92,186 at December 31, 1997 consist of bank accounts and certificates of deposit with an initial term of less than three months. For purposes of the statements of cash flows, Fast Towing considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method for leasehold improvements and the double-declining method for all other assets over the estimated useful lives of the individual assets. For financial statement purposes, Fast Towing provides for depreciation of property and equipment over the following estimated useful lives.

     Transportation equipment.......................................     5 years
     Furniture and fixtures.........................................     7 years
     Office equipment...............................................     5 years
     Leasehold improvements......................................... 10-39 years

Fair Value of Financial Instruments

  Due to the short-term nature of various financial instruments and the current incremental borrowing rates available to Fast Towing on bank loans with similar terms and maturities, the fair value of Fast Towing's financial instruments approximates their carrying values.

Income Taxes

  Income taxes are accounted for under the asset and liability method for Fast Towing, Inc. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets

                               FAST TOWING, INC.

and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of

  Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Use of Estimates

  Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) Property and Equipment

  Property and equipment at December 31, 1997 consists of the following:

     Transportation equipment....................................... $  842,948
     Machinery and equipment........................................     50,877
     Office equipment...............................................     46,628
     Leasehold improvements.........................................     98,393
                                                                     ----------
                                                                      1,038,846
     Less accumulated depreciation and amortization.................   (569,021)
                                                                     ----------
                                                                     $  469,825
                                                                     ==========

  Depreciation of property and equipment in 1997 totaled $211,658.

(3) Intangibles

  Intangibles consist primarily of goodwill and a trade name. Intangibles are being amortized on a straight-line basis over the expected period to be benefited, generally 15 years.

(4) Indebtedness

  Fast Towing maintains a $300,000 line of credit with Valley First Community Bank. The line of credit bears interest at 9.5%. The line is collateralized by substantially all the assets of Fast Towing. There were $49,113 in borrowings against this line of credit at December 31, 1997.

                               FAST TOWING, INC.

(5) Leases

  Fast Towing has several noncancelable operating leases, primarily for transportation equipment and its operating facilities, that expire over the next five years. Rental payments for the transportation equipment include minimum rentals plus contingent rentals based on mileage. Rent expense in 1997 was $161,797.

  Future minimum operating lease payments as of December 31, 1997 are:

     Year ending December 31,
       1998............................................................ $262,503
       1999............................................................  263,103
       2000............................................................  228,547
       2001............................................................  188,858
       2002............................................................   33,147
                                                                        --------
                                                                        $976,158
                                                                        ========

(6) Income Taxes

  Income tax expense for the years ended December 31, 1997 consists of:

     Current:
       Federal.......................................................... $31,575
       State............................................................   9,545
                                                                         -------
                                                                          41,120
                                                                         -------
     Deferred:
       Federal..........................................................   4,522
       State............................................................   1,367
                                                                         -------
                                                                           5,889
                                                                         -------
                                                                         $47,009
                                                                         =======

  The provision for income taxes differs from the amount computed by applying the statutory Federal income tax rate to income before taxes. The sources and tax effects of the differences are as follows:

     Computed "expected" federal income tax expense.................... $38,832
     Expected state income taxes, net of federal benefit...............   7,667
     Non deductible item...............................................      31
     Other.............................................................     479
                                                                        -------
                                                                        $47,009
                                                                        =======

  The tax effects of temporary differences that give rise to a deferred tax liability as of December 31, 1997 are as follows:

     Deferred tax assets (liabilities):
       Trade accounts receivable...................................... $(8,175)
       Accounts payable...............................................   2,286
                                                                       -------
         Net deferred tax liability................................... $(5,889)
                                                                       =======

                               FAST TOWING, INC.

(7) Related Party Transactions

  During 1997, Fast Towing made payments of $39,606 to a stockholder in payment of a note.

(8) Contingent Liabilities

  Various legal claims arise against Fast Towing during the normal course of business. In the opinion of management, liabilities, if any, arising from proceedings would not have a material effect on the financial statements.

(9) Subsequent Event

  During June 1998, the stockholders entered into an agreement to sell Fast Towing to United Road Services, Inc. The transaction, completed June 29, 1998, was a cash transaction. The selling price of Fast Towing exceeds its net assets as of December 31, 1997.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Alert Auto Transport, Inc.:

  We have audited the accompanying balance sheet of Alert Auto Transport, Inc., as of May 31, 1998, and the related statements of earnings and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alert Auto Transport, Inc., as of May 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                   KPMG LLP

July 31, 1998
Birmingham, Alabama

                           ALERT AUTO TRANSPORT, INC.

                                 BALANCE SHEET

                                                              May 31,  June 30,
                                                                1998     1998
                                                              -------- --------
                                                                 (Unaudited)
                           Assets
Current assets:
  Cash....................................................... $ 33,852 $184,657
  Accounts receivable, net of allowance for doubtful accounts of $7,000 and $7,000, respectively........................  158,244  216,234
  Inventory..................................................    1,230    1,230
  Income tax refund receivable (note 5)......................    1,212    1,212
  Deferred income taxes (note 5).............................    1,479    1,547
                                                              -------- --------
    Total current assets.....................................  196,017  404,880
Property and equipment, net (notes 2 and 3)..................  519,536  513,645
Notes receivable from stockholder (note 6)...................   17,500   17,500
                                                              -------- --------
    Total assets............................................. $733,053 $936,025
                                                              ======== ========
            Liabilities and Stockholder's Equity
Current liabilities:
  Current installments of notes payable (note 3)............. $ 17,798 $139,295
  Accounts payable...........................................   74,801   99,355
  Income taxes payable.......................................      --    22,499
  Accrued payroll and related costs..........................   20,576      474
                                                              -------- --------
    Total current liabilities................................  113,175  261,623
Long-term liabilities:
  Deferred income taxes (note 5).............................   78,854   83,037
                                                              -------- --------
    Total liabilities........................................  192,029  344,660
                                                              -------- --------
Stockholder's equity:
  Common stock, $10 par value. Authorized, issued and
   outstanding 100 shares....................................    1,000    1,000
  Retained earnings..........................................  540,024  590,365
                                                              -------- --------
    Total stockholder's equity...............................  541,024  591,365
                                                              -------- --------
    Total liabilities and stockholder's equity............... $733,053 $936,025
                                                              ======== ========


                See accompanying notes to financial statements.

                           ALERT AUTO TRANSPORT, INC.

                  STATEMENT OF EARNINGS AND RETAINED EARNINGS

                                                               One-month
                                               Year ended    ended June 30
                                                May 31,    ------------------
                                                  1998       1997      1998
                                               ----------  --------  --------
                                                              (Unaudited)
Net revenue................................... $3,045,085  $298,818  $339,416
Cost of revenue (includes related party lease
 expense of $488,421, $21,792, and $27,915,
 respectively)................................  2,657,228   183,162   240,063
                                               ----------  --------  --------
    Gross profit..............................    387,857   115,656    99,353
Selling, general, and administrative expenses
 (includes related party lease expense of
 $65,100, $4,800, and $5,150, respectively)...    267,851    20,692    22,279
                                               ----------  --------  --------
    Income from operations....................    120,006    94,964    77,074
Other income (expense):
  Interest expense............................     (3,262)     (365)     (116)
  Gain (loss) on sale of assets...............     21,690      (519)      --
                                               ----------  --------  --------
    Income before income taxes................    138,434    94,080    76,958
Income tax expense (note 5)...................     23,660    16,078    26,617
                                               ----------  --------  --------
    Net income................................    114,774    78,002    50,341
Retained earnings, beginning of period........    425,250   425,250   540,024
                                               ----------  --------  --------
Retained earnings, end of period.............. $  540,024  $503,252  $590,365
                                               ==========  ========  ========



                See accompanying notes to financial statements.

                           ALERT AUTO TRANSPORT, INC.

                            STATEMENT OF CASH FLOWS

                                                                One-month
                                               Year ended     ended June 30
                                                May 31,    --------------------
                                                  1998       1997       1998
                                               ----------  ---------  ---------
                                                               (Unaudited)
Cash flows from operating activities:
 Net income................................... $ 114,774   $  78,002  $  50,341
 Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation................................    70,499       5,875      5,891
  (Gain) loss on sale of property and
   equipment..................................   (21,690)        519        --
  Deferred income taxes.......................    12,072      12,073      4,115
  Increase in trade accounts receivable.......   (41,855)    (41,791)   (57,990)
  Increase in income tax refund receivable....    (1,212)        --         --
  (Decrease) increase in accounts payable.....   (37,836)     24,689     24,554
  (Decrease) increase in income taxes payable.   (11,686)      4,005     22,499
  Increase (decrease) in accrued payroll and
   related costs..............................     4,139      (5,795)   (20,102)
                                               ---------   ---------  ---------
    Net cash provided by operating activities.    87,205      77,577     29,308
                                               ---------   ---------  ---------
Cash flows from investing activities:
 Purchases of property and equipment..........  (187,233)        --         --
 Proceeds from sale of equipment..............    72,500         --         --
 Loans to stockholder.........................   (15,500)        --         --
                                               ---------   ---------  ---------
    Net cash used in investing activities.....  (130,233)        --         --
                                               ---------   ---------  ---------
Cash flows from financing activities:
 Proceeds from short-term borrowings..........       --          --     125,000
 Principal payments on long-term debt.........   (40,195)     (3,254)    (3,503)
                                               ---------   ---------  ---------
    Net cash (used in) provided by financing
     activities...............................   (40,195)     (3,254)   121,497
                                               ---------   ---------  ---------
    Net (decrease) increase in cash...........   (83,223)     74,323    150,805
Cash at beginning of period...................   117,075     117,075     33,852
                                               ---------   ---------  ---------
Cash at end of period......................... $  33,852   $ 191,398  $ 184,657
                                               =========   =========  =========
Supplemental disclosure of cash flow
 information:
 Cash paid during the period for:
  Interest.................................... $   3,262   $     399  $     116
                                               =========   =========  =========
  Income taxes................................ $  24,486   $     --   $     --
                                               =========   =========  =========

                See accompanying notes to financial statements.

                          ALERT AUTO TRANSPORT, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 May 31, 1998

(1) Description of Business and Summary of Significant Accounting Policies

 (a) Description of Business

  Alert Auto Transportation, Inc. (the "Company") was founded on May 20, 1988. The Company's primary business is transporting vehicles for auto auctions, transportation brokers, auto dealers, and individuals, primarily in the Southeast. The Company has facilities in Guntersville, Alabama.

 (b) Revenue Recognition

  Revenue is derived from customers who require transportation of vehicles. Transport revenue is recognized upon the delivery of the vehicles to their final destination. Expenses related to the generation of revenue are recognized as incurred.

 (c) Property and Equipment

  Property and equipment are stated at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets. The Company provides for depreciation of property and equipment using estimated useful lives as follows:

   Transportation equipment...........................................  10 years
   Machinery and equipment............................................ 5-7 years
   Office equipment................................................... 5-7 years

 (d) Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 (e) Use of Estimates

  Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

 (f) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

(2) Property and Equipment

  Property and equipment at May 31, 1998 consists of the following:

   Transportation equipment........................................... $801,299
   Machinery and equipment............................................   16,587
   Office equipment...................................................   17,741
                                                                       --------
       Total..........................................................  835,627
   Less accumulated depreciation......................................  316,091
                                                                       --------
   Property and equipment, net........................................ $519,536
                                                                       ========

                          ALERT AUTO TRANSPORT, INC.

(3) Indebtedness

  Long-term debt at May 31, 1998 and 1997 consists of the following:

   Note payable to AmSouth Bank, payable in monthly installments of
    $3,618, including interest at 8.0 percent, maturing October 1998, secured by equipment.............................................  $ 17,798
   Less installments due within one year.............................   (17,798)
                                                                       --------
   Long-term debt, excluding current installments....................  $    --
                                                                       ========

(4) Leases and Related Party Transactions

  The Company leases trucks from its sole stockholder which are utilized in operations of the business. Lease payments are 25 percent of the revenue generated by the leased trucks. The total payments made to the stockholder in 1998 related to the lease agreements was $488,421.

  The Company leases the building used for its operations from its stockholder. The lease is classified as an operating lease and the Company is responsible for all operating costs related to the property. Rent paid to the stockholder in 1998 was $65,100.

(5) Income Taxes

  Income tax expense for the year ended May 31, 1998, consists of:

   Current:
     Federal........................................................... $ 9,099
     State.............................................................   2,489
                                                                        -------
                                                                         11,588
                                                                        -------
   Deferred:
     Federal...........................................................   7,978
     State.............................................................   4,094
                                                                        -------
                                                                         12,072
                                                                        -------
       Total income tax expense........................................ $23,660
                                                                        =======

  The following table reconciles the expected tax expense at the Federal statutory tax rate to the effective tax rate for the year ended May 31, 1998:

   Computed expected tax expense...................................... $ 47,068
   State income tax, net of Federal tax benefit.......................    3,928
   Effect of graduated tax rates......................................  (28,135)
   Other..............................................................      799
                                                                       --------
       Total income tax expense....................................... $ 23,660
                                                                       ========

  The tax effect of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of May 31, 1998 are presented below:

   Deferred tax asset:
     Accounts receivable, principally due to allowance for doubtful accounts....................................................... $  1,479
   Deferred tax liability:
     Property and equipment, principally due to differences in
      depreciation...................................................  (78,854)
                                                                      --------
       Net deferred tax liability.................................... $(77,375)
                                                                      ========

                          ALERT AUTO TRANSPORT, INC.

  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the projected future taxable income and tax planning strategies, as well as carryback opportunities, in making this assessment. Based upon the level of historical taxable income, projections for future taxable income and carryback opportunities over the periods in which the deferred tax assets are deductible, management believes it is more likely than not the Company will realize the benefits of these deductible differences. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

(6) Concentration of Business Risks

  One customer, TNT Incorporated, accounted for approximately 22 percent of Alert's sales in 1998. The loss of this customer could significantly affect Alert's performance.

(7) Subsequent Events

  The Company's sole stockholder entered into a definitive agreement to sell the Company to United Road Services, Inc. as of July 1, 1998.

                                                                      APPENDIX A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                           United Road Services, Inc.

                                  $75,000,000

                          8% Convertible Subordinated
                              Debentures due 2008

                               ----------------

                               Purchase Agreement

                               ----------------

                         Dated as of November 19, 1998


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            No.
  1. AUTHORIZATION OF DEBENTURES..........................................   A-5
  2. SALE AND PURCHASE OF DEBENTURES......................................   A-5
  3. INTENTIONALLY OMITTED................................................   A-5
  4. CLOSINGS.............................................................   A-5
     4.1.  FIRST CLOSING..................................................   A-5
     4.2.  THE SECOND CLOSING.............................................   A-6
  5. CONDITIONS TO THE CLOSINGS...........................................   A-7
     5.1.  CONDITIONS TO FIRST CLOSING....................................   A-7
     5.2.  CONDITIONS TO SECOND CLOSING...................................   A-9
  6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................  A-10
     6.1.  ORGANIZATION; POWER AND AUTHORITY..............................  A-10
     6.2.  AUTHORIZATION, ETC.............................................  A-11
     6.3.  CAPITALIZATION.................................................  A-11
     6.4.  ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES...........  A-11
     6.5.  FILED DOCUMENTS AND FINANCIAL STATEMENTS.......................  A-12
     6.6.  COMPLIANCE WITH LAW, ETC.......................................  A-12
     6.7.  GOVERNMENTAL AUTHORIZATIONS, ETC...............................  A-13
     6.8.  LITIGATION; OBSERVANCE OF STATUTES AND ORDERS..................  A-13
     6.9.  TAXES..........................................................  A-13
     6.10. CONTRACTS AND COMMITMENTS......................................  A-14
     6.11. ENVIRONMENTAL MATTERS..........................................  A-14
     6.12. ABSENCE OF CERTAIN CHANGES OR EVENTS...........................  A-15
     6.13. ABSENCE OF UNDISCLOSED LIABILITIES.............................  A-16
     6.14. TITLE TO PROPERTY; LEASES......................................  A-16
     6.15. LICENSES, PERMITS, ETC.........................................  A-16
     6.16. COMPLIANCE WITH ERISA .........................................  A-16
     6.17. MARGIN REGULATIONS.............................................  A-17
     6.18. EXISTING INDEBTEDNESS..........................................  A-18
     6.19. STATUS UNDER CERTAIN STATUTES..................................  A-18
     6.20. FOREIGN CORRUPT PRACTICES ACT; NO UNLAWFUL PAYMENTS............  A-18
     6.21. PROXY STATEMENT AND REQUIRED VOTE..............................  A-18
     6.22. YEAR 2000 COMPLIANCE...........................................  A-18
     6.23. NO BROKERS OR FINDERS..........................................  A-19
  7. REPRESENTATIONS OF THE PURCHASER.....................................  A-19
     7.1.  AUTHORIZATION, ETC.............................................  A-19
     7.2.  PURCHASE FOR INVESTMENT........................................  A-19
  8. INFORMATION AS TO THE COMPANY........................................  A-19
     8.1.  FINANCIAL AND BUSINESS INFORMATION.............................  A-19
     8.2.  INSPECTION.....................................................  A-21

                                                                            Page
                                                                            No.
  9. OPTIONAL REDEMPTION OF THE DEBENTURES...............................   A-22
      9.1.  OPTIONAL REDEMPTION..........................................   A-22
      9.2.  ELECTION TO REDEEM; NOTICE TO HOLDERS........................   A-22
      9.3.  DEBENTURES PAYABLE ON REDEMPTION DATE........................   A-22
 10. OPTIONAL CONVERSION.................................................   A-22
     10.1.  INTENTIONALLY OMITTED........................................   A-22
     10.2.  CONVERSION BY THE HOLDER.....................................   A-22
     10.3.  CONVERSION PRICE.............................................   A-23
     10.4.  FRACTIONS OF SHARES..........................................   A-24
     10.5.  ADJUSTMENT OF CONVERSION PRICE ..............................   A-24
     10.6.  NOTICE OF ADJUSTMENTS OF CONVERSION PRICE....................   A-28
     10.7.  NOTICE OF CERTAIN CORPORATE ACTION...........................   A-28
     10.8.  COMPANY TO RESERVE COMMON STOCK..............................   A-29
     10.9.  INTENTIONALLY OMITTED........................................   A-29
     10.10. COVENANT AS TO COMMON STOCK..................................   A-29
     10.11. CANCELLATION OF CONVERTED DEBENTURES.........................   A-29
     10.12. PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR SALE OF
             ASSETS......................................................   A-29
 11. AFFIRMATIVE COVENANTS...............................................   A-29
     11.1.  COMPLIANCE WITH LAW..........................................   A-29
     11.2.  INSURANCE....................................................   A-30
     11.3.  MAINTENANCE OF PROPERTIES....................................   A-30
     11.4.  PAYMENT OF TAXES.............................................   A-30
     11.5.  CORPORATE EXISTENCE, ETC.....................................   A-30
     11.6.  REPURCHASE OF THE DEBENTURES AT THE OPTION OF THE HOLDER UPON
             A CHANGE OF CONTROL.........................................   A-31
     11.7.  DEBENTURES SUBORDINATE TO SENIOR OBLIGATIONS.................   A-32
 12. NEGATIVE COVENANTS..................................................   A-35
     12.1.  MERGER, CONSOLIDATION, ETC...................................   A-35
     12.2.  NO DIVIDENDS.................................................   A-36
     12.3.  FORBEARANCE FROM RESTRICTIONS ON RIGHTS OF HOLDERS OF
             DEBENTURES..................................................   A-36
 13. EVENTS OF DEFAULT...................................................   A-36
 14. REMEDIES ON DEFAULT, ETC............................................   A-37
     14.1.  ACCELERATION.................................................   A-37
     14.2.  OTHER REMEDIES...............................................   A-38
     14.3.  RESCISSION...................................................   A-38
     14.4.  NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC............   A-38
 15. REGISTRATION; EXCHANGE; SUBSTITUTION OF DEBENTURES..................   A-39
     15.1.  REGISTRATION OF DEBENTURES...................................   A-39
     15.2.  TRANSFER AND EXCHANGE OF DEBENTURES..........................   A-39
     15.3.  REPLACEMENT OF DEBENTURES....................................   A-39

                                                                            Page
                                                                            No.
 16. PAYMENTS ON DEBENTURES...............................................  A-40
     16.1. PLACE OF PAYMENT...............................................  A-40
     16.2. HOME OFFICE PAYMENT............................................  A-40
     16.3. INTEREST.......................................................  A-40
 17. EXPENSES, ETC........................................................  A-41
     17.1. TRANSACTION EXPENSES...........................................  A-41
     17.2. SURVIVAL.......................................................  A-41
 18. INDEMNIFICATION......................................................  A-41
     18.1. INDEMNIFICATION BY THE COMPANY.................................  A-41
        INDEMNIFICATION BY CHARTERHOUSE...................................  A-42
     18.2. TERMS AND CONDITIONS OF INDEMNIFICATION........................  A-42
 19. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.........  A-43
 20. AMENDMENT AND WAIVER.................................................  A-43
     20.1. REQUIREMENTS...................................................  A-43
     20.2. SOLICITATION OF HOLDERS OF DEBENTURES..........................  A-43
     20.3. BINDING EFFECT, ETC............................................  A-44
     20.4. DEBENTURES HELD BY COMPANY, ETC................................  A-44
 21. NOTICES..............................................................  A-44
 22. REPRODUCTION OF DOCUMENTS............................................  A-45
 23. STOCKHOLDER APPROVALS, ETC...........................................  A-45
 24. SUBSTITUTION OF PURCHASER............................................  A-46
 25. MISCELLANEOUS........................................................  A-46
     25.1. SUCCESSORS AND ASSIGNS.........................................  A-46
     25.2. PAYMENTS DUE ON NON-BUSINESS DAYS..............................  A-46
     25.3. SEVERABILITY...................................................  A-46
     25.4. CONSTRUCTION...................................................  A-46
     25.5. COUNTERPARTS...................................................  A-47
     25.6. GOVERNING LAW..................................................  A-47
     25.7. FURTHER ASSURANCES.............................................  A-47

                           United Road Services, Inc.
                               8 Automation Lane
                             Albany, New York 12205

                                  $75,000,000

                          8% Convertible Subordinated
                              Debentures due 2008

                                                         As of November 19, 1998

Charter URS LLC
575 Madison Avenue
New York, New York

Ladies and Gentlemen:

  United Road Services, Inc., a Delaware corporation (the "Company"), agrees with Charter URS LLC ("Charterhouse") as follows:

1. AUTHORIZATION OF DEBENTURES

  The Company has authorized the issue and sale of up to $75,000,000 aggregate principal amount of its 8% Convertible Subordinated Debentures due 2008 (the "Debentures"). The Debentures shall be substantially in the form set out in
Exhibit 1 attached hereto, with such changes therefrom, if any, as may be approved by Charterhouse and the Company. Certain capitalized terms used in this Agreement are defined in Schedule A; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2. SALE AND PURCHASE OF DEBENTURES

  2.1. Subject to the terms and conditions of this Agreement, the Company will issue and sell to Charterhouse, and Charterhouse will purchase from the Company, at the First Closing (as defined in Section 4.1), an aggregate of $43,500,000 in principal amount of the Debentures at 100% of the principal amount thereof.

  2.2. Subject to the terms and conditions of this Agreement, the Company will issue and sell to Charterhouse, and Charterhouse will purchase from the Company, at the Second Closing (as defined in Section 4.2), an aggregate of $31,500,000 in principal amount of the Debentures at 100% of the principal amount thereof.

3. INTENTIONALLY OMITTED

4. CLOSINGS

4.1. FIRST CLOSING

  4.1.1 The sale and purchase of an aggregate of $43,500,000 in principal amount of the Debentures to be purchased by Charterhouse shall occur at the offices of Proskauer Rose LLP

("Proskauer"), 1585 Broadway, New York, New York, 10036, at 9:00 a.m., Eastern Standard Time, at a closing (the "First Closing") on the twelfth Business Day following the execution of this Agreement, subject to the satisfaction or waiver of the conditions set forth in Section 5.1 (the "First Issue Date") or such other Business Day thereafter as may be agreed upon by Charterhouse and the Company. At the First Closing, the Company will deliver to Charterhouse the Debentures to be purchased by Charterhouse in the form of a single Debenture (or such greater number of Debentures as Charterhouse may request) dated the First Issue Date and registered in Charterhouse's name (or in the name of Charterhouse's nominee), against delivery by Charterhouse to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer for the account of the Company to such bank account as the Company shall have notified Charterhouse in writing.

  (a) If at the First Closing the Company shall fail to tender such Debentures to Charterhouse as provided above in this Section 4.1, or any of the conditions specified in Section 5.1.1 shall not have been fulfilled to Charterhouse's satisfaction, Charterhouse shall, at Charterhouse's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights Charterhouse may have by reason of such failure or such nonfulfillment.

  (b) If at the First Closing Charterhouse shall fail to pay the purchase price for the Debentures to the Company as provided above in this Section 4.1, or any of the conditions specified in Section 5.1.2 shall not have been fulfilled to the Company's satisfaction, the Company shall, at the Company's election, be relieved of all further obligations under this Agreement (other than as provided in Section 17.1), without thereby waiving any rights the Company may have by reason of such failure or such nonfulfillment.

4.2. THE SECOND CLOSING

  4.2.1 The sale and purchase of an aggregate of $31,500,000 in principal amount of the Debentures to be purchased by Charterhouse shall occur at the offices of Proskauer at 9:00 a.m., Eastern Standard Time, at a closing (the "Second Closing") on the twelfth Business Day following the date of the Special Meeting (as defined in Section 5.2.1) subject to the satisfaction or waiver of the conditions set forth in Section 5.2 (the "Second Issue Date") or such other Business Day thereafter as may be agreed upon by Charterhouse and the Company. At the Second Closing, the Company will deliver to Charterhouse the Debentures to be purchased by Charterhouse in the form of a single Debenture (or such greater number of Debentures as Charterhouse may request) dated the Second Issue Date and registered in Charterhouse's name (or in the name of Charterhouse's nominee), against delivery by Charterhouse to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer for the account of the Company to such bank account as the Company shall have notified Charterhouse in writing.

  (a) If at the Second Closing the Company shall fail to tender such Debentures to Charterhouse as provided above in this Section 4.2, or any of the conditions specified in Section 5.2.1 shall not have been fulfilled to Charterhouse's satisfaction by March 31, 1999, Charterhouse shall, at Charterhouse's election, be relieved of all further obligations with respect to the purchase of the Debentures to be issued and sold at the Second Closing, without thereby waiving any rights Charterhouse may have by reason of such failure or such nonfulfillment.

  (b) If at the Second Closing Charterhouse shall fail to pay such purchase price for the Debentures to the Company as provided above in this Section 4.2, or any of the conditions specified in Section 5.2.2 shall not have been fulfilled to the Company's satisfaction by March 31, 1999, the Company shall, at the Company's election, be relieved of all further obligations with respect to the issuance of the Debentures to be issued at the Second Closing without thereby waiving any rights the Company may have by reason of such failure or such nonfulfillment.

5. CONDITIONS TO THE CLOSINGS

5.1. CONDITIONS TO FIRST CLOSING

  5.1.1 Charterhouse's obligation to purchase and pay for the Debentures to be sold to Charterhouse at the First Closing is subject to the fulfillment or waiver, prior to or at the First Closing, of the following conditions:

    (a) Representations and Warranties. The representations and warranties of the Company in this Agreement and the Other Agreements which are qualified as to materiality shall be true and correct, and all other representations and warranties of the Company in this Agreement and the Other Agreements shall be true and correct, in all material respects, in each case (i) when made and (ii) at the time of the First Closing (except where such representations and warranties expressly relate to a specific date or time (other than the date hereof) which need only be true and correct as of such date or time).

    (b) Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the First Closing and after giving effect to the issue and sale of the Debentures no Default or Event of Default shall have occurred and be continuing.

    (c) Compliance Certificates.

      (i) Officer's Certificate. The Company shall have delivered to Charterhouse an Officer's Certificate, dated the date of the First Closing, certifying that the conditions specified in Sections 5.1.1(a) and 5.1.1(b) have been fulfilled.

      (ii) Secretary's Certificate. The Company shall have delivered to Charterhouse a certificate of the secretary of the Company certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Debentures, this Agreement and the Other Agreements and the approval of the issuance of the Debentures pursuant to this Agreement.

    (d) Opinion of Counsel. Charterhouse shall have received an opinion, dated the date of the First Closing, from McDermott, Will & Emery ("McDermott Will"), counsel to the Company, reasonably acceptable to Proskauer.

    (e) Purchase Permitted by Applicable Law, etc. On the date of the First Closing, Charterhouse's purchase of the Debentures shall not (i) violate any applicable law or regulation (including, without limitation, Regulation U, T, or X of the Board of Governors of the Federal Reserve System) and
  (ii) subject Charterhouse to any tax, penalty or liability under or pursuant to any applicable law or regulation.

    (f) Bank Consent. The consent described in Section 5.1.2(e) shall have been received by the Company.

    (g) Other Agreements and Documents. All Other Agreements (other than the Voting Agreements) shall be in full force and effect and the Company and the other parties thereto shall have delivered to Charterhouse a true, complete and executed copy of each Other Agreement (other than the Voting Agreements). All documents and instruments incident to the transactions contemplated by this Agreement and the Other Agreements shall be satisfactory to Charterhouse and Proskauer, its counsel, and Charterhouse and Proskauer shall have received all such counterpart originals or certified or other copies of such documents (other than the Voting Agreements) as they may reasonably request.

  5.1.2 The Company's obligation to issue and sell the Debentures to be sold to Charterhouse at the First Closing is subject to the fulfillment or waiver, prior to or at the First Closing, of the following conditions:

    (a) Representations and Warranties. The representations and warranties of Charterhouse in this Agreement which are qualified as to materiality shall be true and correct, and all other representations and warranties of Charterhouse in this Agreement shall be true and correct, in all material respects, in each case (i) when made and (ii) at the time of the First Closing (except where such representations and warranties expressly relate to a specific date or time (other than the date hereof) which need only be true and correct as of such date or time).

    (b) Performance. Charterhouse shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the First Closing.

    (c) Officer's Certificate. Charterhouse shall have delivered to the Company an Officer's Certificate, dated the date of the First Closing, certifying that the conditions specified in Sections 5.1.2(a) and 5.1.2(b) have been fulfilled.

    (d) Other Documents. All documents and instruments incident to the transactions contemplated by this Agreement shall be satisfactory to the Company and McDermott Will, its counsel, and McDermott Will shall have received all such counterpart originals or certified or other copies as they may reasonably request.

    (e) Bank Consent. The Company shall have received the consent of its lenders under the Senior Credit Agreement (as defined in Section 11.7) to the issuance and sale of $75,000,000 in aggregate principal amount of the Debentures, and the execution and performance of this Agreement and the transactions contemplated hereby.

    (f) Opinion of Counsel. The Company shall have received an opinion of its tax counsel, McDermott, Will, or if it is unable to obtain such opinion on or prior to the First Closing, an opinion of tax counsel to Charterhouse, to the effect that the interest on the Debentures should be deductible.

5.2. CONDITIONS TO SECOND CLOSING

  5.2.1 Charterhouse's obligation to purchase and pay for the Debentures to be sold to Charterhouse at the Second Closing is subject to the fulfillment or waiver, prior to or at the Second Closing, of the following conditions:

    (a) Stockholder Approval. At a special meeting of the stockholders of the Company entitled to vote (the "Special Meeting") the stockholders shall have approved the issuance to Charterhouse pursuant to this Agreement of securities convertible into 20% or more of the Common Stock of the Company outstanding prior to such issuance (the "20% Issuance").

    (b) Representations and Warranties. The representations and warranties of the Company in this Agreement and the Other Agreements which are qualified as to materiality shall be true and correct, and all other representations and warranties of the Company in this Agreement and the Other Agreements shall be true and correct, in all material respects, in each case (i) when made and (ii) at the time of the Second Closing (except where such representations and warranties expressly relate to a specific date or time (other than the date hereof) which need only be true and correct as of such date or time).

    (c) Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Second Closing and after giving effect to the issue and sale of the Debentures no Default or Event of Default shall have occurred and be continuing.

    (d) Compliance Certificates.

      (i) Officer's Certificate. The Company shall have delivered to Charterhouse an Officer's Certificate, dated the date of the Second Closing, certifying that the conditions specified in Sections 5.2.1(b) and 5.2.1(c) have been fulfilled.

      (ii) Secretary's Certificate. The Company shall have delivered to Charterhouse a certificate of the secretary of the Company certifying as to the resolutions attached thereto and other corporate proceedings (including the approval of the 20% Issuance by the stockholders) relating to the authorization, execution and delivery of the Debentures to be purchased at the Second Closing and the approval of the issuance of such Debentures pursuant to this Agreement.

    (e) Opinion of Counsel. Charterhouse shall have received an opinion, dated the date of the Second Closing, from McDermott Will, counsel to the Company in the form of the opinion described in Section 5.1.1(d).

    (f) The average of the daily closing prices of the Common Stock for the 30 consecutive trading days ending the day before the Special Meeting shall be not less than $10.00 per share. (See Section 10.5.1 to determine the "closing price").

    (g) Purchase Permitted by Applicable Law, etc. On the date of the Second Closing, Charterhouse's purchase of the Debentures shall not (i) violate any applicable law or regulation (including, without limitation, Regulation U, T, or X of the Board of Governors of the Federal Reserve System) and
  (ii) subject Charterhouse to any tax, penalty or liability under or pursuant to any applicable law or regulation.

    (h) Other Agreements and Documents. The Other Agreements shall be in full force and effect. All documents and instruments incident to the transactions contemplated by this Agreement and the Other Agreements shall be satisfactory to Charterhouse and Proskauer, its counsel, and Charterhouse and Proskauer shall have received all such counterpart originals or certified or other copies as they may reasonably request.

  5.2.2 The Company's obligation to issue and sell the Debentures to be sold to Charterhouse at the Second Closing is subject to the fulfillment or waiver, prior to or at the Second Closing, of the following conditions:

    (a) Stockholder Approval. At the Special Meeting the stockholders shall have approved the 20% Issuance.

    (b) Representations and Warranties. The representations and warranties of Charterhouse in this Agreement which are qualified as to materiality shall be true and correct, and all other representations and warranties of Charterhouse in this Agreement shall be true and correct, in all material respects, in each case (i) when made and (ii) at the time of the Second Closing (except where such representations and warranties expressly relate to a specific date or time (other than the date hereof) which need only be true and correct as of such date or time).

    (c) Performance; No Default. Charterhouse shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Second Closing.

    (d) Officer's Certificate. Charterhouse shall have delivered to the Company an Officer's Certificate, dated the date of the Second Closing, certifying that the conditions specified in Sections 5.2.2 (b) and 5.2.2(c) have been fulfilled.

    (e) Other Documents. All documents and instruments incident to the transactions contemplated by this Agreement shall be satisfactory to the Company and McDermott Will, its counsel, and the Company and McDermott Will shall have received all such counterpart originals or certified or other copies as they may reasonably request.

6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

  The Company represents and warrants as follows:

6.1. ORGANIZATION; POWER AND AUTHORITY

  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, be expected to have a Material Adverse Effect. The Company has the corporate power and authority (i) to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact except where the failure to have such corporate power or authority would not, individually or in the aggregate, be expected to have a Material Adverse Effect, (ii) to execute and deliver this Agreement, the Other Agreements to which it is a party, and the Debentures and
(iii) to perform the provisions hereof and thereof.

6.2. AUTHORIZATION, ETC.

  This Agreement, the Other Agreements to which the Company is a party and the Debentures have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof, each Other Agreement to which the Company is a party and the Debentures will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Common Stock issuable upon conversion of the Debentures has been duly authorized and reserved for issuance and upon issuance of the Common Stock upon conversion of the Debentures pursuant to Section 10 hereof such Common Stock will be validly issued, fully paid and nonassessable.

6.3. CAPITALIZATION

  6.3.1 As of the date hereof, the authorized capital stock of the Company consists of (i) 35,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), of which 14,538,730 shares are issued and outstanding and
(ii) 5,000,000 shares of preferred stock, par value $.001 per share (the "Company Preferred Stock"), of which no shares are issued and outstanding.

  6.3.2 The outstanding shares of Common Stock of the Company have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of preemptive rights). As of the date hereof, except as disclosed in the previous paragraph or as set forth in Schedule 6.3.2 (a) or Schedule 6.3.2
(b), there are no other shares of capital stock of the Company authorized and reserved for issuance and the Company does not have any commitment to authorize, issue or sell any of its capital stock or securities convertible into or exchangeable for its capital stock. The number of shares of Common Stock which are issuable and reserved for issuance upon exercise of stock options or warrants of the Company as of the date hereof (and the exercise price thereof) are disclosed on Schedule 6.3.2 (b). The Company has no outstanding securities convertible into capital stock of the Company. Schedule
6.3.2 (c) lists all stock option plans of the Company.

6.4. ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES

  6.4.1 The Company has disclosed in Schedule 6.4.1 (a) a list of all of its Subsidiaries together with the jurisdiction of organization of each such Subsidiary. All of the outstanding shares of capital stock or similar equity interests of each Subsidiary of the Company have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien, except for Liens on certain Subsidiaries' shares as set forth on Schedule 6.4.1 (b). The Company owns no equity interests in any other Person other than the Subsidiaries listed on Schedule 6.4.1(a).

  6.4.2 Each Subsidiary of the Company is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact except where the failure to have such power or authority would not, individually or in the aggregate, be expected to have a Material Adverse Effect.

6.5. FILED DOCUMENTS AND FINANCIAL STATEMENTS

  6.5.1 Each of the documents filed by the Company with the SEC complied when filed in all material respects with all of the requirements of the Securities Act and the Exchange Act, as applicable, and did not contain any untrue statement of a material fact or omit to state any material fact required to be contained therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Any financial statements (excluding proforma financial statements) contained in such filings (including in each case the related schedules and notes) fairly present in all material respects the combined financial position of the Company and its Subsidiaries as of the respective dates and the combined results of their operations and cash flows for the respective periods and have been prepared in accordance with GAAP consistently applied throughout the periods involved (subject, in the case of any interim financial statements, to normal year-end adjustments).

  6.5.2 The Company's unaudited interim financial statements, included in the information listed in Schedule 6.5.2 and delivered to Charterhouse, were prepared in all material respects on the same basis as the financial statements contained in the documents filed with the SEC and fairly present the financial position of the Company as of the dates referenced therein subject to normal year-end adjustments.

  6.5.3 The Company's financial projections included in the information listed in Schedule 6.5.3 and delivered to Charterhouse were prepared in good faith based on assumptions believed to have been reasonable at the time made and were prepared in all material respects consistent with past accounting practices; provided, however, that no representation or warranty is made with respect to actual financial results which may vary from such projections.

6.6. COMPLIANCE WITH LAW, ETC.

  The execution, delivery and performance by the Company of this Agreement, the Other Agreements to which it is a party and the Debentures will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any Property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, credit agreement, corporate charter or bylaws, or any other agreement, lease or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with, or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary, which violation would reasonably be expected to have a Material Adverse Effect.

6.7. GOVERNMENTAL AUTHORIZATIONS, ETC.

  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Other Agreements to which the Company is a party and the Debentures, except (i) the filing of a proxy statement and related documents with the SEC in connection with the Special Meeting and (ii) a filing pursuant to the HSR Act as may be required in connection with the issuance or conversion of the Debentures.

6.8. LITIGATION; OBSERVANCE OF STATUTES AND ORDERS

  6.8.1 Except as set forth in Schedule 6.8.1, there are no actions, suits or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any Property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority which actions, suits or proceedings would reasonably be expected to have a Material Adverse Effect.

  6.8.2 Except as set forth in Schedule 6.8.2, neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority which default or violation would reasonably be expected to have a Material Adverse Effect.

6.9. TAXES

  6.9.1 The Company has duly, timely and properly filed when due, all national, local and other Tax Returns required to be filed by it with respect to its sales, income, business or operations, except for such failures which would not reasonably be expected to have a Material Adverse Effect, and such Tax Returns are true, complete and accurate in all material respects. The Company has duly paid all Taxes due from it as shown on such Tax Returns except where the failure to pay such taxes would not reasonably be expected to have a Material Adverse Effect.

  6.9.2 All amounts required to be withheld by the Company from customers or from or on behalf of employees for income, value added, "social security" and unemployment insurance taxes have been collected or withheld and either paid to the appropriate governmental agency or set aside and, to the extent required by law, held in accounts for such purpose, except for such amounts, the failure of which to withhold, collect, pay, set aside or hold in accounts for such purpose would not reasonably be expected to have a Material Adverse Effect.

  6.9.3 Except as set forth in Schedule 6.9, there are no pending or, to the knowledge of the Company, threatened actions or proceedings by any applicable taxing authority for the assessment, collection, adjustment or deficiency of Taxes against the Company which actions or proceedings would reasonably be expected to have a Material Adverse Effect.

6.10. CONTRACTS AND COMMITMENTS

  6.10.1 Except as set forth in Schedule 6.10:

    (a) The Company has no agreements, contracts, or commitments, written or oral, which either individually or in conjunction with other agreements, contracts or commitments with the same party and in connection with the same matter, are Material;

    (b) No Material contract or bid is anticipated to result in any loss (other than losses covered by insurance) to the Company upon completion or performance thereof, and no Material contract or bid is at prices Materially above or below the usual prices of the Company for the same or similar products or services;

    (c) The Company has no outstanding Material contracts, agreements or arrangements with any Affiliate or 5% or greater stockholder of the Company;

    (d) The Company has no collective bargaining or union contracts or agreements;

    (e) The Company is not in breach or default, and there is no basis for any valid claim of breach or default by the Company, under any Material contract, license agreement, commitment or restriction (whether written or oral) to which the Company is a party or by which the Company or any of its assets are bound and, to the knowledge of the Company, there exists no event or condition which (whether with or without notice, lapse of time, or both) would constitute a default by the Company thereunder, give rise to a right to accelerate or terminate any provision thereof or give rise to any Lien on the Property or assets of the Company, except for such breaches, defaults, rights to acceleration or termination or Liens that would not reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company, no other party to any such contract, agreement or commitment is in breach or default thereof which breach or default would not reasonably be expected to have a Material Adverse Effect;

    (f) The Company is not restricted by any agreement or other commitment from carrying on its business as currently conducted anywhere in the world;

    (g) Each contract and agreement referred to in Schedule 6.10 is valid and in full force and effect, and accurate and complete copies thereof, together with all amendments thereto, have been heretofore delivered to Charterhouse.

6.11. ENVIRONMENTAL MATTERS

  6.11.1 All of the operations of the Company comply, and have at all times complied, in all material respects with all applicable Environmental Laws and the Company is not subject to any Material Environmental Liabilities. The Company has not engaged in, authorized, allowed or suffered any operations or activities upon any of the Real Property for the purpose of or in any way involving the handling, manufacture, treatment, processing, storage, use, generation, release, discharge, emission, dumping or disposal of any Hazardous Substances at, on or under the Real Property, except in material compliance with all applicable Environmental Laws.

  6.11.2 To the knowledge of the Company, none of the Real Property or any assets of the Company contain any Hazardous Substances in, on, over, under or at in concentrations or amounts which would Materially violate Environmental Laws or impose material liability or obligations on the Company under the Environmental Laws for any assessment, investigation, corrective action, remediation or monitoring of Hazardous Substances.

  6.11.3 To the knowledge of the Company, there are no conditions existing at any Real Property or with respect to any other assets of the Company, that require, or which with the giving of notice or the passage of time or both may require monitoring, assessment, investigation, remedial or corrective action, or removal or closure pursuant to the Environmental Laws except for such monitoring, assessments, investigations, remedial or corrective actions, removals or closures which would not reasonably be expected to have a Material Adverse Effect.

6.12. ABSENCE OF CERTAIN CHANGES OR EVENTS

  6.12.1 Except as set forth in Schedule 6.12, since September 30, 1998, the Company has conducted its business in the usual, regular and ordinary course. Without limiting the generality of the foregoing, except as set forth in
Schedule 6.12, since September 30, 1998 the Company has not:

    (a) suffered any change that would have a Material Adverse Effect on the Company;

    (b) suffered any Material damage, destruction or casualty loss (whether or not covered by insurance);

    (c) entered into any Material agreement except agreements in the ordinary course of business;

    (d) made any Material change in its accounting methods, principles or practices;

    (e) authorized, declared, set aside or paid any dividend or other distribution;

    (f) redeemed, purchased or otherwise acquired any of its shares of capital stock or authorized any stock split or recapitalization;

    (g) borrowed or agreed to borrow any funds or incurred, assumed or become subject to, whether directly or by way of guarantee or otherwise, any liabilities or obligations which individually or in the aggregate are Material;

    (h) paid, discharged or satisfied any Material claim, liability or obligation other than the payment, discharge or satisfaction of liabilities and obligations incurred in the ordinary course of business and consistent with past practice;

    (i) sold, transferred, or otherwise disposed of any of its Material Properties or assets, except in the ordinary course of business and consistent with past practice;

    (j) disposed of, abandoned or permitted to lapse any rights to the use of any Material intellectual property used in the conduct of its business, or disposed of or disclosed, or permitted to be disclosed (except as necessary in the conduct of its business) such Material intellectual property, to any Person;

    (k) made any individual capital expenditures or commitments in excess of $150,000 for repairs or additions to property, plant, equipment or tangible capital assets; or

    (l) agreed, whether in writing or otherwise, to take any action described in this Section 6.12.

6.13. ABSENCE OF UNDISCLOSED LIABILITIES

  Except as set forth in Schedule 6.13, the Company has no Material liabilities, losses or obligations of any nature, whether absolute, accrued, contingent or otherwise, except for (i) liabilities included or reflected in the financial statements of the Company for the nine months ended September 30, 1998 and adequately reserved against therein in accordance with GAAP, (ii) liabilities disclosed in the Schedules hereto, (iii) liabilities incurred in the ordinary course of business subsequent to September 30, 1998, (iv) liabilities or performance obligations arising in the ordinary course of business (and not as a result of a breach or default by the Company) out of or under agreements, contracts, leases, arrangements or commitments to which the Company is a party or (v) liabilities under this Agreement.

6.14. TITLE TO PROPERTY; LEASES

  The Company and its Subsidiaries have good title to their respective Material Properties, including all such Properties reflected in the Company's unaudited balance sheet as of September 30, 1998 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of), in each case free and clear of Liens, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect or as otherwise set forth on Schedule 6.14.

6.15. LICENSES, PERMITS, ETC.

  The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are necessary for the conduct of their respective businesses, except where the failure to have such licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto would not have a Material Adverse Effect.

6.16. COMPLIANCE WITH ERISA

  6.16.1 The Company, each Subsidiary and each ERISA Affiliate has operated and administered each Plan in substantial compliance with all applicable laws and in substantial compliance with its terms. None of the Company, any Subsidiary or any ERISA Affiliate has incurred any Material liability pursuant to ERISA (including, without limitation Title I or IV of ERISA or the penalty or excise tax provisions of the Code), and, to the knowledge of the Company, no event, transaction or condition has occurred or exists (or is reasonably expected to occur or exist) that would reasonably be expected to result in the incurrence of any such Material liability by the Company, any Subsidiary or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to ERISA or the Code or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liens or liabilities as would not be expected individually or in the aggregate to have a Material Adverse Effect.

  6.16.2 The present value of the benefit liabilities under each of the Plans subject to Title IV of ERISA determined as of the end of each such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

  6.16.3 Each Plan intended to qualify under section 401(a) of the Code is qualified and any trust maintained pursuant thereto is exempt from federal income taxation under section 501 of the Code and, to the knowledge of the Company, nothing has occurred or is expected to occur that has caused or could cause the loss of such qualification or exemption except for such losses that would not have a Material Adverse Effect. No claim, lawsuit, arbitration or other action has been asserted, instituted, or, to the knowledge of the Company, is threatened against any Plan (other than non-material routine claims for benefits, and appeals of such claims), any trustee or fiduciaries thereof, the Company, any Subsidiary, any ERISA Affiliate, any director, officer, or employee thereof, or any of the assets of any trust of the Plans, except for those claims, lawsuits, arbitrations or other actions that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. No "prohibited transaction," within the meaning of section 4975 of the Code and section 406 of ERISA, has occurred or is expected to occur with respect to the Plan except for such transactions that would not have a Material Adverse Effect. No Plan is under audit or investigation by the Internal Revenue Service, U.S. Department of Labor, or any other governmental authority and no such completed audit, if any, has resulted in the imposition of any Material tax or penalty.

  No amounts payable under any Plan will fail to be deductible for federal income tax purposes by virtue of section 280G or 162(m) of the Code, except where any such failure, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. None of the Company, any Subsidiary or any ERISA Affiliate maintains, contributes to, or in any way provides for any benefits of any kind whatsoever (other than under section 4980B of the Code, the Federal Social Security Act, or a plan qualified under section 401(a) of the Code) to any current or future retiree or terminee, except where the obligations with respect to such benefits would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. None of the Company, any Subsidiary or any ERISA Affiliate has any Material unfunded liabilities pursuant to any Plan that is not intended to be qualified under section 401(a) of the Code.

6.17. MARGIN REGULATIONS

  No part of the proceeds from the sale of the Debentures hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation Y of said Board (12 CFR 220).

6.18. EXISTING INDEBTEDNESS

  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal of or interest on any Indebtedness of the Company or such Subsidiary in an aggregate principal amount in excess of $1,000,000 and to the knowledge of the Company no event or condition exists with respect to any such Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

6.19. STATUS UNDER CERTAIN STATUTES

  Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

6.20. FOREIGN CORRUPT PRACTICES ACT; NO UNLAWFUL PAYMENTS

  The Company is not in violation of section 30A of the Exchange Act. No director, officer, agent, employee, or any other Person acting on behalf the Company has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses; made any unlawful payment to government officials or employees or to political parties or campaigns; established or maintained any unlawful fund of corporate monies or other assets; made or received any bribe, or any unlawful rebate, payoff, influence payment, kickback or other payment, to any governmental or non-governmental Person, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business or for special concessions secured, the result of which would have a Material Adverse Effect.

6.21. PROXY STATEMENT AND REQUIRED VOTE

  The Company Proxy Statement relating to the Special Meeting will not, at the dates mailed to the holders of Common Stock of the Company and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company Proxy Statement will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

6.22. YEAR 2000 COMPLIANCE

  The computer systems of the Company (including without limitation all software, hardware, workstations and related components, automated devices, embedded chips and other date sensitive equipment) are Year 2000 Compliant or will be Year 2000 Compliant by August 31, 1999 except where the failure to be Year 2000 Compliant would not have a Material Adverse Effect.

6.23. NO BROKERS OR FINDERS

  Except as set forth on Schedule 6.23, no agent, broker, finder, or investment or commercial banker or other Person or firm engaged by or acting on behalf of the Company or any Subsidiary in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement or such transactions.

7. REPRESENTATIONS OF THE PURCHASER

7.1. AUTHORIZATION, ETC.

  Charterhouse is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Charterhouse represents that this Agreement and the Other Agreements to which it is or becomes a party, has been duly authorized by all necessary organizational action on the part of it, and this Agreement and the Other Agreements to which it is or becomes a party, constitutes, and upon execution and delivery by the Company of this Agreement and the Other Agreements, will constitute, legal, valid and binding obligations of it enforceable against it in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.2. PURCHASE FOR INVESTMENT

  Charterhouse represents that it is purchasing the Debentures for investment purposes, for its own account or for one or more separate accounts maintained by it and not with a view to the distribution thereof, provided that the disposition of its property shall at all times be within its control. Charterhouse acknowledges that the Debentures have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Debentures. Charterhouse is an "Accredited Investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

8. INFORMATION AS TO THE COMPANY

8.1. FINANCIAL AND BUSINESS INFORMATION

  The Company shall deliver to each holder of a minimum of $5,000,000 in principal amount of the Debentures:

    (a) Monthly Statements--promptly after delivery of such reports to management:

      (i) duplicate copies of preliminary flash financial reports prepared monthly in the normal course of business for Company management and/or board of directors with respect to the Company's operations by region and business segment; and

      (ii) duplicate copies of operational summaries prepared monthly in the normal course of business for Company management and/or board of directors with respect to the Company's regional and geographical results of operations;

    (b) Quarterly Statements--within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

      (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter; and

      (ii) consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year (if applicable) all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 8.1(b);

    (c) Annual Statements--within 90 days after the end of each fiscal year of the Company, duplicate copies of:

      (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

      (ii) consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its Subsidiaries, for such year,

  setting forth in each case in comparative form the figures for the previous fiscal year (if applicable) all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion, provided that the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's Annual Report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 8.1(c);

    (d) SEC and Other Reports--promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC;

    (e) Notice of Default or Event of Default--promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

    (f) ERISA Matters--promptly, and in any event within ten days after a Responsible Officer knows of the occurrence of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company, any Subsidiary or an ERISA Affiliate proposes to take with respect thereto:

      (i) with respect to any Plan, where any reportable event, as defined in section 4043(c) of ERISA and the regulation thereunder, has occurred for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

      (ii) where any proceeding under section 4042 of ERISA has occurred for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company, any Subsidiary or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

      (iii) the incurrence of any Material liability by the Company, any Subsidiary or any ERISA Affiliate pursuant to ERISA, including Title I or IV of ERISA, or the penalty or excise tax provisions of the Code relating to employee benefit plans, or the imposition of any Material Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to ERISA or the Code or such penalty or excise tax provisions;

    (g) Requested Information--with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations under this Agreement, the Other Agreements to which it is a party and the Debentures as from time to time may be reasonably requested by any such Holder of Debentures.

8.2. INSPECTION

  The Company shall permit the representatives of each Holder of a minimum of $5,000,000 in principal amount of Debentures at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Significant Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants, during normal business hours and with prior notice; provided, however, that each Holder agrees to conduct, and the Company shall be required to pay the Holder's expenses, only for such visits, inspections, examinations, copies and discussions as are reasonably necessary to keep the Holder informed of the Company's affairs, finances and accounts.

9. OPTIONAL REDEMPTION OF THE DEBENTURES

9.1. OPTIONAL REDEMPTION

  If at any time following the fifth anniversary of the First Issue Date, the average of the closing prices of the Common Stock on the NASDAQ/NMS (or such other national market system or exchange on which such shares are then listed, traded or quoted) exceeds, for a period of 30 consecutive trading days, 150.0% of the Conversion Price, the Company may, at any time, after such 30th consecutive trading day give notice (in accordance with Section 9.2 below) to the Holders that it wishes to redeem the outstanding Debentures in whole but not in part at a redemption price equal to 100% of the principal amount of such Debentures, together with accrued interest to the Redemption Date (as defined in Section 9.2), subject to any Holder's right to first convert the Debentures into Common Stock pursuant to Section 10.2 hereof.

9.2. ELECTION TO REDEEM; NOTICE TO HOLDERS

  The Company shall give each Holder of Debentures written notice of an optional redemption pursuant to Section 9.1 hereof not less than 30 days prior to the date fixed for such redemption (the "Redemption Date"), specifying the Redemption Date and the redemption price. During such 30-day period and on or prior to the Business Day preceding the Redemption Date, a Holder of Debentures may inform the Company of its intent to exercise the Holder's right to convert the Debentures into Common Stock. If such notice is given, the conversion of the Debentures will be carried out in accordance with the provisions of Section 10 of this Agreement.

9.3. DEBENTURES PAYABLE ON REDEMPTION DATE

  Notice of redemption having been given, the Debentures shall, on the Redemption Date, become due and payable at 100% of the principal amount of such Debentures plus accrued interest to the Redemption Date, and from and after such date (unless the Company shall default in the payment of such principal and accrued interest) such Debentures shall cease to bear interest. The Company will promptly cancel all Debentures redeemed by it and no Debentures may be issued in substitution or exchange for any such Debenture.

10. OPTIONAL CONVERSION

10.1. INTENTIONALLY OMITTED

10.2. CONVERSION BY THE HOLDER

  10.2.1 Subject to and upon compliance with the provisions of this Section, at the option of the Holder thereof, any Debenture or any portion of the principal amount thereof may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the tenth anniversary of the First Issue Date. In case the Debentures are called for redemption by the Company pursuant to Section 9, such conversion right in respect of the Debentures shall expire at the close of business on the Business Day immediately preceding the Redemption Date, unless (i) notice of conversion under Section 10.2.2 has been given by the Holder prior to such time, or (ii) the Company defaults in making the payment due upon redemption.

  10.2.2 The Holder of any Debenture wishing to exercise the conversion privilege shall give the Company irrevocable written notice of such election at least 5 Business Days prior to the Business Day designated in such notice as the date of conversion (the "Conversion Date"). Such notice shall also specify the principal amount of Debentures to be converted. The Holder of any Debenture to be converted shall, on or before the Conversion Date, surrender such Debenture, duly endorsed or assigned to the Company or in blank, at the principal executive office of the Company. Except as provided in Section 10.3.2, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Debentures surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

  10.2.3 In the case of any Debenture which is converted in part only, upon such conversion the Company shall execute and deliver to the holder thereof, at the expense of the Company, a new Debenture(s) of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Debenture.

10.3. CONVERSION PRICE

  10.3.1 The price at which shares of Common Stock shall be delivered upon conversion shall be initially $15.00 per share of Common Stock (the "Conversion Price"). The Conversion Price shall be adjusted in certain instances as provided in paragraphs 10.5.1 through 10.5.6 of Section 10.5.

  10.3.2 In the case of any Debenture which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Debenture whose maturity is prior to such Interest Payment Date), interest that is due shall be prorated to the Conversion Date and payable on such Conversion Date in the manner provided in the second paragraph of Section
16.3 of this Agreement to the Person in whose name that Debenture is registered at the close of business on such Regular Record Date.

  10.3.3 Debentures shall be deemed to have been converted immediately prior to the close of business on the Conversion Date, and at such time the rights of the holders of such Debentures as holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 10.4.

10.4. FRACTIONS OF SHARES

  No fractional shares of Common Stock shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof) so converted. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Debenture(s) (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock at the close of business on the Conversion Date.

10.5. ADJUSTMENT OF CONVERSION PRICE

  10.5.1 SPECIAL DEFINITIONS. For purposes of this Section 10.5, the following definitions shall apply:

    (a) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

    (b) "Convertible Securities" shall mean any evidence of Indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

    (c) "Additional Common Stock" shall mean all Common Stock issued (or, pursuant to Section 10.5.2, deemed to be issued) by the Company after the First Issue Date, other than Common Stock issued or issuable:

      (i) upon conversion of the Debentures;

      (ii) to officers, directors or employees of, or consultants to, the Company pursuant to the stock option plans listed on Schedule 6.3.2
    (c);

      (iii) for which adjustment of the Conversion Price is made pursuant to Section 10.5.7;

      (iv) in an underwritten public offering registered under the Securities Act; and

      (v) as part of the consideration to be paid by the Company for the acquisition of stock or assets of another entity.

  10.5.2 In the event the Company at any time or from time to time after the First Issue Date shall issue any Options or Convertible Securities with an exercise price or conversion price that is less than both (i) the Conversion Price then in effect and (ii) 90% of the current market price (as determined as provided in Section 10.5.10) or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Stock (subject to the limitations of Section 10.5.1(c) hereof), issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which shares of Additional Common Stock are deemed to be issued, no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

  10.5.3 In case the Company shall, at any time after the First Issue Date, issue Additional Common Stock without consideration or for a consideration per share less than 90% of the current market price (determined as provided in Section 10.5.10) per share of the Common Stock on the date of such issue or be deemed to have issued Additional Common Stock pursuant to Section 10.5.2, then and in such event the then current Conversion Price shall be reduced, concurrently with such issue, to a new Conversion Price (calculated to the nearest cent) determined by multiplying the then current Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of shares of Additional Common Stock so issued would purchase at the current market price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of such Additional Common Stock so issued (or deemed to have been issued); and provided further that, for the purposes of this Section 10.5.3, all shares of Common Stock issuable upon conversion of all outstanding Debentures immediately prior to such issue of Additional Common Stock shall be deemed to be outstanding.

  10.5.4 For purposes of this Section 10.5, the consideration received by the Company for the issue of any shares of Additional Common Stock shall be computed as follows:

    (a) Cash and Property. Such consideration shall:

      (i) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

      (ii) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Company Board; and

      (iii) in the event Additional Common Stock is issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Company Board.

    (b) Options and Convertible Securities. The consideration per share received by the Company for shares of Additional Common Stock deemed to have been issued pursuant to Section 10.5.2, relating to Options and Convertible Securities shall be determined by dividing:

      (i) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such

    Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities; by

      (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

  10.5.5 In case the Company shall, at any time after the First Issue Date, pay or make an extraordinary dividend or other distribution payable in shares of Common Stock on any class of capital stock of the Company, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced (calculated to the nearest cent) by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

  10.5.6 In case the Company shall, at any time after the First Issue Date, issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in Section 10.5.10) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced (calculated to the nearest cent) by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination; provided, however, that if such rights or warrants are only exercisable upon the occurrence of certain triggering events, then the Conversion Price will not be adjusted until such triggering events occur. For the purposes of this Section 10.5.6, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. If any such rights or warrants shall expire without having been exercised, the Conversion Price shall thereupon be readjusted to eliminate the amount of its adjustment due to their issuance.

  10.5.7 In case outstanding shares of Common Stock shall, at any time after the First Issue Date, be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced (calculated to the nearest cent), and, conversely, in case outstanding shares of Common Stock shall each be combined (calculated to the nearest cent) into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

  10.5.8 In case the Company shall, at any time after the First Issue Date, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets or shares of capital stock other than Common Stock (excluding any dividend or distribution paid in cash out of the retained earnings of the Company or any dividend or distribution referred above), the Conversion Price shall be adjusted (calculated to the nearest cent) so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in Section 10.5.10) of the Common Stock on the date fixed for such determination less the then fair market value of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

  10.5.9 The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 10.12 applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of Section 10.5.8), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of Section 10.5.7).

  10.5.10 For the purpose of any computation under paragraphs 10.5.3, 10.5.6 and 10.5.8 of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 10 consecutive Business Days before the day in question. The closing price for each day shall be the closing price for such day reported in The Wall Street Journal or, if not so reported, the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the NASDAQ/NMS or, if the Common Stock is not listed or admitted to trading or quoted on such National Market System, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose.

10.6. NOTICE OF ADJUSTMENTS OF CONVERSION PRICE

  Whenever the Conversion Price is adjusted as herein provided:

    10.6.1 the Company shall compute the adjusted Conversion Price in accordance with Section 10.5 and shall prepare a certificate signed by a Senior Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of the Debentures pursuant to Section 15; and

    10.6.2 a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company together with a copy of the certificate prepared in accordance with Section 10.6.1 to all holders at their last addresses as they shall appear in the Debenture Register.

10.7. NOTICE OF CERTAIN CORPORATE ACTION

  In case:

    10.7.1 the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than in connection with the adoption of a shareholder rights plan); or

    10.7.2 of any reclassification of the Common Stock of the Company, or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than issuances of Common Stock which require stockholder approval pursuant to the rules of the NASDAQ/NMS), or of the sale or transfer of all or substantially all of the assets of the Company; or

    10.7.3 of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures pursuant to Section 15, and shall cause to be mailed to all holders at their last addresses as they shall appear in the Debenture Register, at least 20 days (or 10 days in any case specified in clause 10.7.1 above) prior to the applicable record or effective date hereinafter specified, a notice describing such event in reasonable detail and stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or
  (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

10.8. COMPANY TO RESERVE COMMON STOCK

  The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Debentures, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Debentures.

10.9. INTENTIONALLY OMITTED

10.10. COVENANT AS TO COMMON STOCK

  The Company covenants that all shares of Common Stock which may be issued upon conversion of Debentures will, upon issuance, be fully paid and nonassessable and the Company will pay all taxes (including transfer and stamp), liens and charges with respect to the issue thereof.

10.11. CANCELLATION OF CONVERTED DEBENTURES

  All Debentures delivered for conversion shall be delivered to and canceled by the Company.

10.12. PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR SALE OF ASSETS

  In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver a supplement to this Agreement providing that the holder of each Debenture then outstanding shall have the right thereafter, during the period that such Debenture shall be convertible as specified in Section 10.2, to convert such Debenture into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares (including fractional shares) of Common Stock of the Company into which such Debenture might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplement to this Agreement shall provide for adjustments which, for events subsequent to the effective date of the event which triggers the requirement of such supplement to this Agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The above provisions of this
Section 10.12 shall similarly apply to successive consolidations, mergers, sales or transfers.

11. AFFIRMATIVE COVENANTS

  The Company covenants that so long as any of the Debentures are outstanding:

11.1. COMPLIANCE WITH LAW

  The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

11.2. INSURANCE

  The Company will maintain, with reputable insurers, insurance with respect to the properties and businesses of the Company and its subsidiaries against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the industry.

11.3. MAINTENANCE OF PROPERTIES

  The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective Material Properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its Properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.

11.4. PAYMENT OF TAXES

  The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

11.5. CORPORATE EXISTENCE, ETC.

  Except as provided in Section 12.1, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 12.1, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged or consolidated into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

11.6. REPURCHASE OF THE DEBENTURES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL

  11.6.1 Upon the occurrence of a Change of Control, the Company shall make an offer (subject only to conditions required by applicable law, if any) to each Holder (the "Change of Control Offer"), to repurchase for cash all or any part of such holder's Debentures on a date (the "Change of Control Purchase Date") that is no later than 60 Business Days after the occurrence of such Change of Control, at the Change of Control Purchase Price specified below, plus accrued and unpaid interest to the Change of Control Purchase Date, and each Holder shall have the right, at such Holder's option, to tender such Holder's Debentures to the Company on the terms set forth in the Change of Control Offer. The Change of Control Offer shall be made within 10 Business Days following a Change of Control, and shall remain open for 20 Business Days following its commencement (the "Change of Control Offer Period"). Upon expiration of the Change of Control Offer Period, the Company promptly, but, in any event, no later than 60 Business Days from the Change of Control, shall purchase all Debentures properly tendered in response to the Change of Control Offer and each Holder who has given a notice pursuant to this Section 11.6.1 that such Holder desires to accept the Change of Control Offer for all or part of such Holder's Debentures shall be obligated to tender and sell such Debentures to the Company pursuant to such Offer.

  11.6.2 As used herein, a "Change of Control" means:

    (i) any merger or consolidation of the Company with or into any Person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Company on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction(s), any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), is or becomes the beneficial owner (as such term is used in Rule 13d-3 of the Exchange Act or any successor provision thereto), directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers or trustees, as applicable, of the transferee(s) or surviving entity or entities,

    (ii) any "person" or "group," becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power in the aggregate of all classes of capital stock of the Company then outstanding normally entitled to vote in elections of directors, or

    (iii) during any period of 12 consecutive months after the First Issue Date, individuals, together with successors selected by such individuals, who at the beginning of any such 12-month period constituted the Board of Directors of the Company cease for any reason (other than a planned retirement) to constitute a majority of the Board of Directors of the Company then in office, as applicable.

  The "Change of Control Purchase Price" means

    (i) 106.5% of the principal amount of the Debentures, if a Change of Control occurs on or prior to the fifth anniversary of the First Issue Date.

    (ii) 103% of the principal amount of the Debentures, if a Change of Control occurs after the fifth anniversary of the First Issue Date.

  11.6.3 On or before the Change of Control Purchase Date, the Company will (i) accept for payment the Debentures or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) promptly pay the holders of Debentures so accepted an amount equal to the Change of Control Purchase Price (together with accrued and unpaid interest, if any), and (iii) authenticate and deliver to such holders a new Debenture equal in principal amount to any unpurchased portion of the Debenture surrendered.

11.7. DEBENTURES SUBORDINATE TO SENIOR OBLIGATIONS

  The Company covenants and agrees, and each holder of a Debenture, by acceptance thereof, likewise covenants and agrees (i) that, to the extent and in the manner set forth in this Section 11.7, the Company's Senior Obligations (as defined in Section 11.7.4), if any, will be senior in right of payment to the Debentures, and (ii) that the subordination provisions set forth in this
Section 11.7 are, and are intended to be, an inducement and a consideration to each holder of any Senior Obligation, whether such Senior Obligation was created or acquired before or after the date of this Agreement, to acquire and continue to hold, or to continue to hold, such Senior Obligation, and each holder of Senior Obligations shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or continuing to hold, such Senior Obligations.

  11.7.1 As used herein, "senior in right of payment to the Debentures" means that:

    (i) no part of the Debt shall have any claim to the assets of the Company on a parity with or prior to the claim of the Senior Obligations; and

    (ii) unless and until the Senior Obligations have been paid in full, without the express prior written consent of all holders of such Senior Obligations, no Holder will take, demand (including by means of any legal action) or receive from the Company, and the Company will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any cash payment of or security for the whole or any part of the Debt; provided, however, that (x) so long as no default exists in the payment of any principal of or premium, if any, or interest on any Senior Obligations, the Company may make, and the Holders may receive, scheduled payments on account of the Debt in accordance with the terms hereof, except if a default in the performance or observance of any term or condition relating to any Senior Obligations (other than a default in the payment of any principal of or premium, if any, or interest on the Senior Obligations) has occurred and is continuing that permits the holders of the Senior Obligations to declare such Senior Obligations to be due and payable, any Designated Holder of Senior Obligations (as defined in Section 11.7.6) may give notice (a "Senior Blockage Notice") to the Company (provided, however, no more than one Senior Blockage Notice may be given during any 360 consecutive day period) that until all Senior Obligations are paid in full, no scheduled payments (whether in cash or securities, but excluding additional Debentures) may be made by the Company on account of the Debt during the period ("Senior Blockage Period") commencing on the date of such Senior Blockage Notice and ending on the earliest of: (A) 180 days after the date of such Senior Blockage Notice; (B) the date such default is cured or waived; and (C) the date that the holders of the Senior Obligations shall have given notice to the Company of termination of the Senior Blockage Period, and except when a default in the payment of any principal of, premium if any, or interest on the Senior Obligations has occurred and is continuing or would result therefrom, (y) at any time Debentures may be converted in accordance with the terms hereof, and (z) upon the acceleration of the maturity of any Senior Obligations, the Holders may accelerate the scheduled maturities of the Debentures if and to the extent permitted hereby at such time but such acceleration shall not give (i) any Holder any right to take, demand (including by means of any legal action) or receive from the Company, or (ii) the Company the right to make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any cash payment of or security for the whole or any part of the Debentures unless and until the Senior Obligations have been paid in full.

  11.7.2 Any payment or distribution by the Company to which any Holder would be entitled except for the provisions hereof (whether in cash or securities, but excluding additional Debentures) shall be paid or delivered by the Holder, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, to the holders of the Senior Obligations or their representative, ratably in accordance with the amounts thereof, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution shall be made to any Holder.

  11.7.3 The expressions "prior payment in full," "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full in cash of all of the Senior Obligations; and the expression "any cash payment of or security for the whole or any part of the Debt" and any other similar terms or phrases when used herein shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law, or of any other corporation provided for by such plan of reorganization or readjustment, which stock or securities are subordinated in right of payment to all then outstanding Senior Obligations to substantially the same extent as the Debentures are so subordinated as provided in this Section 11.7. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in
Section 12.1 shall not be deemed a "proceeding" for the purposes of this
Section 11.7 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Section 12.1.

  11.7.4 As used herein, "Senior Obligations" shall mean collectively all obligations of the Company (i) under or in connection with the Senior Credit Agreement (as defined below) and the other "Loan Documents" referred to in the Senior Credit Agreement; (ii) to any Bank (as defined below) or any affiliate of a Bank under or in connection with (x) any interest rate, currency or commodity swap agreement, cap agreement or collar agreement or any other agreement or arrangement designed to protect the Company against fluctuations in interest rates, currency exchange rates or commodity prices, or (y) any purchase card or credit card issued by such Bank or such affiliate, (iii) to any Bank or any affiliate of any Bank under or in connection with any other credit arrangement (including without limitation any lease by such Bank or such affiliate, any guaranty issued by the Company in favor of such Bank or such affiliate and any deposit account services (including in respect of any overdraft) if such obligation is secured by the assets of the Company; and (iv) under or in connection with any other secured Indebtedness of the Company having an initial principal amount in excess of $5,000,000 which by its express terms states that it is a "Senior Obligation"; in each case (a) whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, and (b) whether on account of principal, premium, interest (including, without limitation, interest accruing after the maturity date of any Senior Obligation and interest accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), reimbursement obligations, fees, indemnities, costs, expenses or otherwise. For purposes of the foregoing, "Senior Credit Agreement" means the Amended and Restated Credit Agreement dated as of October 30, 1998 among the Company, various financial institutions and Bank of America National Trust and Savings Association, as Agent, as amended, restated or otherwise modified from time to time, together with any replacement or refinancing thereof; and "Bank" means any bank, insurance company, mutual fund or other financial institution which from time to time is a party to the Senior Credit Agreement.

  11.7.5 As used herein, "Debt" shall mean collectively the unpaid principal of, premium, if any, and interest on (including, without limitation, interest accruing after the maturity date of any Debenture and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations in respect of the Debentures, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, in each case whether on account of principal, premium, interest, reimbursement obligations, rights to rescission, fees, indemnities, costs, expenses or otherwise.

  11.7.6 As used herein, "Designated Holder of Senior Obligations" means

    (i) the Agent under the Senior Credit Agreement or (ii) any holder of Senior Obligations (or representative of holders of Senior Obligations) in an initial aggregate principal amount of $20,000,000 or more (excluding Senior Obligations under the Senior Credit Agreement).

  11.7.7 Any Designated Holder of Senior Obligations is hereby authorized to
(i) file an appropriate claim for and on behalf of any Holder if such Holder does not file, and there is not otherwise filed on behalf of such Holder, a proper claim or proof of claim in the form required in any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Company at least 30 days before the expiration of the time to file such claim or proof of claim and (ii) file an appropriate ballot for and on behalf of any Holder if such Holder does not file, and there is not otherwise filed on behalf of such Holder, a proper ballot in any such proceeding in the form required at least 10 days before the expiration of the time to file such ballot.

  11.7.8 If any Event of Default shall occur and be continuing, the Holders shall not, without the prior written consent of the agent under the Senior Credit Agreement (the "Agent"), accelerate the maturity of any Debt, or institute proceedings to enforce or collect any Debt, or commence or join with any other creditor of the Company in commencing any bankruptcy, insolvency, reorganization or similar proceeding against the Company, or otherwise exercise any right or remedy in respect of the Debt, except after the first to occur of a Standstill Termination Event or the 30th day following the giving of notice of such Event of Default to the Agent by a Holder. For purposes of the foregoing, a "Standstill Termination Event" will be deemed to occur upon (1) commencement of a bankruptcy, insolvency, reorganization or similar proceeding by or against the Company (provided that if such proceeding is instituted against the Company, a Standstill Termination Event shall only be deemed to occur in respect thereof if such proceeding has not been dismissed within 60 days of commencement thereof or if the Company acquiesces thereto) or
(2) the acceleration of the maturity of any Senior Obligations.

  11.7.9 The Holders agree with and for the benefit of each holder of Senior Obligations that no provision of this Section 11.7 may be amended or otherwise modified, and no other provision of this Agreement may be amended or otherwise modified in any manner which is adverse to the holders of the Senior Obligations, without (in each case) the prior written consent of all Designated Holders of Senior Obligations.

12. NEGATIVE COVENANTS

  The Company covenants that so long as any of the Debentures are outstanding:

12.1. MERGER, CONSOLIDATION, ETC.

  The Company shall not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

    12.1.1 the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation shall have executed and delivered to each holder of any Debentures its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Debentures; and

    12.1.2 immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

  No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 12.1 from its liability under this Agreement, the Other Agreements to which the Company is a party or the Debentures.

12.2. NO DIVIDENDS

  The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly declare or pay any dividend or make any distribution on account of the capital stock (including all shares, interests, participations, rights or other equivalents of corporate stock) of the Company or any of its Subsidiaries (other than dividends or distributions payable to the Company or any of its Subsidiaries and other than dividends or distributions in connection with a shareholder rights plan).

12.3. FORBEARANCE FROM RESTRICTIONS ON RIGHTS OF HOLDERS OF
   DEBENTURES

  The Company will not enter into any agreement or instrument or otherwise agree to any covenant that would in any way limit the right of the holders of the Debentures to convert the Debentures into Common Stock.

13. EVENTS OF DEFAULT

  An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

    (a) the Company defaults in the payment of any principal or premium on any Debenture when the same becomes due and payable; or

    (b) the Company defaults in the payment of any interest on any Debenture for more than ten Business Days after the same becomes due and payable; or

    (c) the Company defaults in the performance of or compliance with any term contained in Section 12.1; or

    (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 13 and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Debenture (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 13); or

    (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or the Other Agreements to which the Company is a party proves to have been false or incorrect in any material respect on the date as of which made if a date is specified, or as of the respective Closings; or

    (f) (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $1,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $1,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

    (g) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

    (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

    (i) a final judgment or judgments for the payment of money aggregating in excess of $2,000,000 are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

    (j) (i) with respect to any Plan, a prohibited transaction within the meaning of section 4975 of the Code or section 406 of ERISA shall occur which has a reasonable likelihood of resulting in direct or indirect liability to the Company, (ii) with respect to any Plan subject to Title IV of ERISA, the filing of a notice by the Company or an ERISA Affiliate to voluntarily terminate any such Plan in a distress termination, (iii) with respect to any Multiemployer Plan, the Company or any ERISA Affiliate shall incur any withdrawal liability in excess of $50,000 or (iv) with respect to any Plan subject to Title IV of ERISA, the Company or any ERISA Affiliate shall incur an accumulated funding deficiency or request a funding waiver from the Internal Revenue Service, provided that an event listed in clauses
  (i) through (iv) hereof shall constitute an Event of Default only if it has a Material Adverse Effect.

14. REMEDIES ON DEFAULT, ETC.

14.1. ACCELERATION. Subject to Section 11.7.

  (a) If an Event of Default with respect to the Company described in paragraph
(g) or (h) of Section 13 has occurred, all the Debentures then outstanding shall automatically become immediately due and payable.

  (b) If any other Event of Default has occurred and is continuing, the Required Holder(s) may at any time at its or their option, by notice or notices to the Company, declare all the Debentures then outstanding to be immediately due and payable.

  (c) If any Event of Default described in paragraph (a) or (b) of Section 13 has occurred and is continuing, any holder or holders of Debentures at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Debentures held by it or them to be immediately due and payable.

  Upon any Debentures becoming due and payable under this Section 14.1, whether automatically or by declaration, such Debentures will forthwith mature and the entire unpaid principal amount of such Debentures, plus all accrued and unpaid interest thereon to the date of payment of the principal thereof shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

14.2. OTHER REMEDIES

  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Debentures have become or have been declared immediately due and payable under Section 14.1, the Required Holder(s) may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Debenture, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

  Notwithstanding the foregoing, the holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such Debenture and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

14.3. RESCISSION

  At any time after any Debentures have been declared due and payable pursuant to clause (b) of Section 14.1, the holders of not less than 25% in principal amount of the Debentures then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Debentures, all principal of and premium, if any, on any Debentures that are due and payable other than by reason of such declaration and are unpaid, and all interest on such overdue principal and (to the extent permitted by applicable law) any overdue interest in respect of the Debentures, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 20, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Debentures. No rescission and annulment under this Section 14.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

14.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

  No course of dealing and no delay on the part of any holder of any Debenture in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Debenture upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 17, the Company will pay to the holder of each Debenture on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection proceeding under this Section 14, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

15. REGISTRATION; EXCHANGE; SUBSTITUTION OF DEBENTURES

15.1. REGISTRATION OF DEBENTURES

  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Debentures (the "Debenture Register"). The name and address of each holder of one or more Debentures, each transfer thereof and the name and address of each transferee of one or more Debentures shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Debenture shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of at least 5% of the original aggregate principal amount of Debentures promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Debentures.

15.2. TRANSFER AND EXCHANGE OF DEBENTURES

  The Debentures are subject to restrictions upon transfer. As long as such restrictions on transfer are complied with, upon surrender of any Debenture at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Debenture or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Debenture or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Debentures (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Debenture. Each such new Debenture shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Debenture shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Debenture or dated the date of the surrendered Debenture if no interest shall have been paid thereon; provided, however, that the aggregate amount of interest payable during any quarter with respect to any transferred Debenture shall in no event exceed the amount of interest that would have been payable during such quarter with respect to such Debenture absent such transfer. Debentures shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Debentures, one Debenture may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Debenture registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 7.2.

15.3. REPLACEMENT OF DEBENTURES

  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Debenture, and:

    (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or

    (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Debenture, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Debenture or dated the date of such lost, stolen, destroyed or mutilated Debenture if no interest shall have been paid thereon.

16. PAYMENTS ON DEBENTURES

16.1. PLACE OF PAYMENT

  Subject to Section 16.2, payments of principal and interest becoming due and payable on the Debentures shall be made in Albany, New York, at the principal office of the Company. The Company may at any time, by notice to each holder of a Debenture, change the place of payment of the Debentures so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

16.2. HOME OFFICE PAYMENT

  So long as Charterhouse or Charterhouse's nominee shall be the registered holder of any Debenture, and notwithstanding anything contained in Section 16.1 or in such Debenture to the contrary, the Company will pay all sums becoming due on such Debenture for principal, premium, if any, and interest by the method and at the address as Charterhouse shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Debenture or the making of any notation thereon, except that, in order to receive payment or prepayment in full of any Debenture, Charterhouse shall surrender such Debenture for cancellation to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 16.1. Prior to any sale or other disposition of any Debenture held by Charterhouse or Charterhouse's nominee Charterhouse will surrender such Debenture to the Company in exchange for a new Debenture(s) pursuant to Section 15.2.

16.3. INTEREST

  Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30- day months at a rate of 8% per annum from the Issue Date, payable in equal quarterly installments on each Interest Payment Date of each year (or such prorated amount as may be applicable with respect to the first payment) until the principal on the Debentures becomes due and payable. To the extent permitted by law, interest on any overdue payment of principal or interest shall be payable quarterly at a rate equal to 10% per annum (the "Default Rate").

  From the Issue Date through and including the day after the first Interest Payment Date following the fifth anniversary of the Issue Date, such interest shall be paid on each Interest Payment Date by the issuance to the Holder of additional Convertible Debentures in the principal amount of the interest payable on such Interest Payment Date. After the first Interest Payment Date following the fifth anniversary of the Issue Date, such interest shall be paid in either (I) additional Convertible Debentures in the principal amount of the interest payable on such Interest Payment Date or (ii) cash; the method of payment to be determined by the Company in its discretion.

17. EXPENSES, ETC.

17.1. TRANSACTION EXPENSES

  Notwithstanding the provisions of Sections 4.1.1(a) or 4.1.1(b) (unless Charterhouse's failure to pay the purchase price as provided therein is due to a failure by Charterhouse to satisfy its conditions) the Company will promptly pay all reasonable out-of-pocket fees and expenses incurred by Charterhouse in connection with the transactions contemplated hereby (including the reasonable fees and expenses of a special counsel, accountants and other representatives engaged by Charterhouse in connection with such transactions)("Transaction Fees") up to a maximum of $500,000, whether or not this Agreement is terminated prior to the First Closing or the Second Closing. The Transaction Fees in connection with any amendments, waivers or consents under or in respect of this Agreement, the Other Agreements or the Debentures (whether or not such amendment, waiver or consent becomes effective) or in connection with any required any HSR Act filing by Charterhouse, including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Debentures or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Debentures, or by reason of being a holder of any Debenture, (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Debentures shall not be subject to the $500,000 cap. The Company will pay, and will save Charterhouse and each other holder of a Debenture harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by Charterhouse), its investment advisors and its counsel, and any filing fees payable by the Company in connection with any filings or submissions required under the HSR Act. At each Closing under this Agreement, the Company will pay to Charterhouse Group International, Inc. a fee in the amount of 1% of the principal amount of the Debentures issued at such Closing.

17.2. SURVIVAL

  The obligations of the Company under this Section 17 will survive the payment or transfer of any Debenture, the enforcement, amendment or waiver of any provision of this Agreement or the Debentures, and the termination of this Agreement.

18. INDEMNIFICATION

18.1. INDEMNIFICATION BY THE COMPANY

  18.1.1 From and after the Closing, the Company shall indemnify and hold each Charterhouse entity, its Affiliates, and their respective directors, officers, employees, share holders, partners, agents, successors and assigns (collectively, "Charterhouse Claimants" and individually, a "Charterhouse Claimant") harmless from and defend each of them from and against any and all demands, claims, actions, liabilities, losses, costs, damages or expenses whatsoever (including without limitation reasonable attorneys' fees and expenses) (collectively, "Claims") asserted against, imposed upon or incurred by the Charterhouse Claimants resulting from or arising out of (i) any inaccuracy or breach of any representation or warranty of the Company contained herein; and/or (ii) any breach of any covenant or obligation of the Company contained herein. The Charterhouse Claimant's right to indemnification shall not be limited or affected in any way by any pre-Closing investigation by Charterhouse.

  INDEMNIFICATION BY CHARTERHOUSE

  18.1.2 From and after the Closing, Charterhouse shall indemnify and hold the Company, its Affiliates and their respective directors, officers, employees, shareholders, partners, agents, successors and assigns (collectively, the "Company Claimants" and individually, a "Company Claimant") harmless from and defend each of them from and against any and all Claims asserted against, imposed upon or incurred by the Company Claimants resulting from or arising out of any inaccuracy or breach of any representation or warranty of Charterhouse in Section 7 hereof.

18.2. TERMS AND CONDITIONS OF INDEMNIFICATION

  18.2.1 The respective obligations and liabilities of the Company and Charterhouse (each, an "indemnifying party") to indemnify pursuant to this
Section 18 shall be subject to the following terms and conditions:

    (a) The party seeking to be indemnified (the "Indemnified Party") shall give the indemnifying party prompt written notice of any such claim. The Indemnified Party's failure to give prompt notice, however, shall not serve to eliminate or limit the Indemnified Party's right to indemnification hereunder except to the extent such failure materially prejudices the rights of the indemnifying party.

    (b) The obligations and liabilities of the indemnifying party to indemnify pursuant to this Section 18 in respect of any Claim by a third party shall be subject to the following additional terms and conditions:

      (i) The indemnifying party shall have the right to undertake, by counsel or other representatives of its own choosing reasonably satisfactory to the Indemnified Party, the defense, compromise, and settlement of such Claim.

      (ii) In the event that the indemnifying party shall elect not to undertake such defense, or within a reasonable time after notice of any such claim from the Indemnified Party shall fail to defend, the Indemnified Party (upon further written notice to the indemnifying party) shall have the right to undertake the defense, compromise or settlement of such claim, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of the indemnifying party.

  18.2.2 Notwithstanding anything in this Section 18 to the contrary, (A) if there is a reasonable probability that a Claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right, at the cost and expense of the indemnifying party, to participate in the defense, compromise or settlement of the Claim, (B) the indemnifying party shall not, without the Indemnified Party's written consent, settle or compromise any Claim or consent to entry of any judgment which does not include as an unconditional term thereof the giving by the claiming party or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim, and (C) in the event that the indemnifying party undertakes defense of any Claim, the Indemnified Party by counsel or other representative of its own choosing and at its sole cost and expense, shall have the right to consult with the indemnifying party and its counsel or other representatives concerning such claim (other than any claim for money damages with respect to which the indemnifying party has agreed to indemnify the Indemnified Party) and the indemnifying party and the Indemnified Party and their respective counsel or other representatives shall cooperate with respect to such claim, subject to the execution and delivery of a mutually satisfactory joint defense agreement.

19. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT

  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Debentures, the purchase or transfer by Charterhouse of any Debenture or portion thereof or interest therein and the payment of any Debenture, and may be relied upon by any Permitted Transferee of a Debenture, regardless of any investigation made at any time by or on behalf of Charterhouse or any Permitted Transferee of a Debenture until 30 days after Charterhouse receives the audited financial statements of the Company for the year ended December 31, 1999. All statements contained in any certificate delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Other Agreements and the Debentures embody the entire agreement and understanding between Charterhouse and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

20. AMENDMENT AND WAIVER

20.1. REQUIREMENTS

  This Agreement, the Other Agreements and the Debentures may be amended, and the observance of any term hereof, of the Other Agreements or of the Debentures may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 4, 5, 6.18, 9, 11.6, 11.7, 16.3, 18 or 24 or any defined term (as it is used therein), will be effective as to Charterhouse unless consented to by Charterhouse in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Debenture at the time outstanding affected thereby: (I) subject to the provisions of Section 14 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest on the Debentures, (ii) change the percentage of the principal amount of the Debentures the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 10, 13, 14, 20 or 23 hereof.

20.2. SOLICITATION OF HOLDERS OF DEBENTURES

  20.2.1 Solicitation. The Company will provide each holder of Debentures (irrespective of the amount of Debentures then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Debentures. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this
Section 19 to each holder of outstanding Debentures promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Debentures.

  20.2.2 Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Debentures as consideration for or as an inducement to the entering into by any holder of Debentures of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Debentures then outstanding that consent thereto.

20.3. BINDING EFFECT, ETC.

  Any amendment or waiver consented to as provided in this Section 20 applies equally to all holders of Debentures and is binding upon them and upon each future holder of any Debenture and upon the Company without regard to whether such Debenture has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Debenture nor any delay in exercising any rights hereunder or under any Debenture shall operate as a waiver of any rights of any holder of such Debenture. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

20.4. DEBENTURES HELD BY COMPANY, ETC.

  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Debentures then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Debentures, or have directed the taking of any action provided herein or in the Debentures to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Debentures then outstanding, Debentures directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

21. NOTICES

  All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

    (i) if to Charterhouse or Charterhouse's nominee, c/o Charterhouse Group International, Inc. 535 Madison Avenue, New York, NY 10022 Attention:
  President, with a copy to:

    Stephen W. Rubin, Esq.
    Proskauer Rose LLP
    1585 Broadway
    New York, NY 10036

    (ii) if to any other holder of any Debenture, to such holder at such address as such other holder shall have specified to the Company in writing, or

    (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of President, or at such other address as the Company shall have specified to the holder of each Debenture in writing, with a copy to:

    Karen A. Dewis, Esq.
    McDermott Will & Emery
    600 13th Street, N.W.
    Washington, DC 20005

Notices under this Section 21 will be deemed given only when actually received.

22. REPRODUCTION OF DOCUMENTS

  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by Charterhouse at the Closings (except the Debentures themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to Charterhouse, may be reproduced by Charterhouse by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and Charterhouse may destroy any original document so reproduced.

23. STOCKHOLDER APPROVALS, ETC.

  23.1. The Company shall take all action necessary, in accordance with applicable law, the Company Charter and its By-laws, to duly call, give notice of, convene and hold the Special Meeting as promptly as reasonably practicable after the date on which the definitive Company Proxy Statement has been mailed to the Company's stockholders for the purpose of considering and approving the 20% Issuance. The Company Board will recommend that holders of Common Stock vote in favor of the 20% Issuance at the Special Meeting.

  23.2. In connection with the Special Meeting, the Company (i) will as promptly as practicable prepare and file with the SEC, will use its best efforts to have cleared by the SEC and will thereafter mail to its stockholders as promptly as practicable the Company Proxy Statement and all other proxy materials for such meeting, (ii) will use its best efforts to obtain the necessary approvals by its stockholders of the 20% Issuance (including, without limitation, securing the services of a firm of proxy solicitors reasonably acceptable to Charterhouse), and (iii) will otherwise comply with all legal requirements applicable to such meeting. The Company will provide Charterhouse with a copy of the preliminary proxy statement and all modifications thereto prior to filing or delivery to the SEC and will consult with Charterhouse in connection therewith. The Company will notify Charterhouse promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Company Proxy Statement or for additional information and will supply Charterhouse with copies of all written correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Company Proxy Statement or this Agreement. If at any time prior to the Special Meeting there shall occur any event that should be set forth in an amendment or supplement to the Company Proxy Statement, the Company will promptly prepare and mail to its stockholders such an amendment or supplement.

24. SUBSTITUTION OF PURCHASER

  Charterhouse shall have the right to substitute any one of Charterhouse's Affiliates as the purchaser of the Debentures that Charterhouse has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both Charterhouse and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and the Other Agreements to which Charterhouse is a party and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 7. Upon receipt of such notice, wherever the word "Charterhouse" is used in this Agreement (other than in this Section 24), such word shall be deemed to refer to such Affiliate in lieu of Charterhouse, provided, however, that substitution of Charterhouse's Affiliate shall not release Charterhouse from any liability under this Agreement. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to Charterhouse all of the Debentures then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Charterhouse" is used in this Agreement (other than in this Section 24), such word shall no longer be deemed to refer to such Affiliate, but shall refer to Charterhouse, and Charterhouse shall have all the rights of an original holder of the Debentures under this Agreement.

25. MISCELLANEOUS

25.1. SUCCESSORS AND ASSIGNS

  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective permitted successors and assigns (including, without limitation, any Permitted Transferee of a Debenture) whether so expressed or not.

25.2. PAYMENTS DUE ON NON-BUSINESS DAYS

  Anything in this Agreement or the Debentures to the contrary notwithstanding, any payment of principal of or premium or interest on any Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

25.3. SEVERABILITY

  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

25.4. CONSTRUCTION

  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

25.5. COUNTERPARTS

  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

25.6. GOVERNING LAW

  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. All actions and proceedings arising out of or relating to this Agreement shall be brought by the parties and heard and determined only in a Federal or State court located in the Borough of Manhattan in the City and State of New York and the parties hereto consent to jurisdiction before and waive any objections to the venue of such New York and Federal courts. The parties hereto agree to accept service of process in connection with any such action or proceeding in any manner permitted for a notice hereunder.

25.7. FURTHER ASSURANCES

  Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement. In that regard, the Company agrees to cooperate with Charterhouse with respect to any filing required pursuant to the HSR Act.

  If Charterhouse is in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between Charterhouse and the Company.

                                          Very truly yours,

                                          United Road Services, Inc.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

The foregoing is hereby
agreed to as of the
date thereof.

Charter Urs LLC

By: _________________________________
Name: _______________________________
Title: ______________________________

                                                                     SCHEDULE A

                                 DEFINED TERMS

  As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

    "20% ISSUANCE" is defined in Section 5.2.

    "AFFILIATE" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

    "BUSINESS DAY" means for the purposes of any provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York are required or authorized to be closed.

    "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

    "CHANGE OF CONTROL" is defined in Section 11.6.

    "CHANGE OF CONTROL OFFER" is defined in Section 11.6.

    "CHANGE OF CONTROL OFFER PERIOD" is defined in Section 11.6.

    "CHANGE OF CONTROL PURCHASE DATE" is defined in Section 11.6.

    "CHANGE OF CONTROL PURCHASE PRICE" is defined in Section 11.6.

    "CHARTERHOUSE" is defined in the preamble.

    "CLOSINGS" means the First Closing and the Second Closing.

    "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

    "COMMON STOCK" is defined in Section 6.3.

    "COMPANY" means United Road Services, Inc., a Delaware corporation.

    "COMPANY BOARD" means the Board of Directors of the Company.

    "COMPANY PREFERRED STOCK" is defined in Section 6.3.

    "CONVERSION DATE" is defined in Section 10.2.

    "CONVERSION PRICE" is defined in Section 10.3.

    "DEBENTURES" is defined in Section 1.

    "DEBENTURE REGISTER" is defined in Section 15.1.

    "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

    "DEFAULT RATE" is defined in Section 16.3.

    "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

    "ERISA AFFILIATE" means any entity (whether or not incorporated) that is or was, within the preceding six years treated as a single employer together with the Company (or any of its predecessors) under section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

    "EVENT OF DEFAULT" is defined in Section 13.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "FIRST CLOSING" is defined in Section 4.1.

    "FIRST ISSUE DATE" is defined in Section 4.1.

    "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

    "GOVERNMENTAL AUTHORITY" means

      (a) the government of

             (i) the United States of America or any State or other political subdivision thereof, or

             (ii) any jurisdiction in which the Company or any Significant Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Company or any Significant Subsidiary, or

      (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

    "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

      (a) to purchase such indebtedness or obligation or any property constituting security therefor;

      (b) to advance or supply funds (I) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

      (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

      (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

  In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

    "HOLDER" or "HOLDERS" means, with respect to any Debenture, the Person in whose name such Debenture is registered in the register maintained by the Company pursuant to Section 15.1.

    "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.

    "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

      (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

      (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

      (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

      (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

      (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); and

      (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

    "INTEREST PAYMENT DATE" means each March 31, June 30, September 30 and December 31.

    "INVESTORS AGREEMENT" means the Investors Agreement, to be entered into and dated as of the date hereof, between the Company and Charterhouse, as amended, supplemented, changed or modified from time to time.

    "ISSUE DATE" means the First Issue Date or the Second Issue Date, as the case may be.

    "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

    "LOCKUP AGREEMENT" means the Lockup Agreement dated as of the date hereof between Charterhouse and Edward T. Sheehan.

    "MATERIAL" means material in relation to the business, operations, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

    "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement, the Other Agreements to which it is a party and the Debentures, or (c) the validity or enforceability of this Agreement, the Other Agreements to which it is a party or the Debentures.

    "MCDERMOTT WILL" is defined in Section 5.1.

    "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

    "NASDAQ/NMS" means the National Association of Securities Dealers Automated Quotations National Market System.

    "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

    "OTHER AGREEMENTS" means the Investors Agreement, the Registration Rights Agreement, the Lockup Agreement, the Voting Agreements and the Side Letter from Charterhouse to the Company dated of even date herewith.

    "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

    "PERMITTED TRANSFEREE" is defined in the Investors Agreement.

    "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

    "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding six years, has been established or maintained, or to which contributions are or, within the preceding six years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

    "PREFERRED STOCK" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

    "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

    "PROSKAUER" is defined in Section 4.1.

    "REAL PROPERTY" means any real property presently or formerly owned, used, leased, occupied, managed or operated by the Company.

    "REDEMPTION DATE: is defined in Section 9.2.

    "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date hereof, between the Company and Charterhouse, as amended, supplemented, changed or modified from time to time.

    "REGULAR RECORD DATE" means the date that is fifteen days prior to an Interest Payment Date.

    "REQUIRED HOLDER(S)" means, at any time, the holder(s) of at least 50% in principal amount of the Debentures at the time outstanding (exclusive of Debentures then owned by the Company or any of its Affiliates).

    "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

    "SEC" means the Securities and Exchange Commission.

    "SECOND CLOSING" is defined in Section 4.2.

    "SECOND ISSUE DATE" is defined in Section 4.2.

    "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

    "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

    "SIGNIFICANT SUBSIDIARY" means at any time any Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of the Closing) of the Company.

    "SPECIAL MEETING" is defined in Section 5.2.

    "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

    "TAX RETURN" means each and every report, return, declaration, information return, statement or other information required to be supplied to a taxing or governmental authority with respect to any Tax or Taxes, including without limitation any combined or consolidated return for any group of entities including the Company.

    "TAXES" (or "TAX" where the context requires) means all national, local, foreign and other taxes (including, without limitation, income, profits, value added, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment and payroll related and property taxes and other governmental charges and assessments), whether attributable to statutory or nonstatutory rules and whether or not measured in whole or in part by net income, and including without limitation interest, additions to tax or interest, charges and penalties with respect thereto, and expenses associated with contesting any proposed adjustment related to any of the foregoing.

    "VOTING AGREEMENTS" means the Voting Agreements dated as of the First Closing among the Company, Charterhouse and each of Ross Berner, Mark McKinney, Todd Smart, Ed Morawski and Mark Henninger, as amended, supplemented, changed or modified from time to time.

    "YEAR 2000 COMPLIANT" means that the computer systems (1) are capable of recognizing, processing, managing, representing, interpreting, and manipulating correctly date related data for dates earlier and later than January 1, 2000, including, but not limited to, calculating, comparing, sorting, storing, tagging and sequencing, without resulting in or causing logical or mathematical errors or inconsistencies in any user-interface functionalities or otherwise, including data input and retrieval, data storage, data fields, calculations, reports, processing, or any other input or output, (2) have the ability to provide date recognition for any data element without limitation (including, but not limited to, date-related data represented without a century designation, date-related data whose year is represented by only two digits and date fields assigned special values), (3) have the ability to automatically function into and beyond the year 2000 without human intervention and without any change in operations associated with the advent of the year 2000, (4) have the ability to correctly interpret data, dates and time into and beyond the year 2000, (5) have the ability not to produce noncompliance in existing information, nor otherwise corrupt such data into and beyond the year 2000, (6) have the ability to correctly process after January 1, 2000 data containing dates before that date, (7) have the ability to recognize all "leap years," including February 29, 2000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              INVESTORS AGREEMENT

                                    between

                           UNITED ROAD SERVICES, INC.

                                      AND

                                CHARTER URS LLC

                               ----------------

                         Dated as of November 19, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                      APPENDIX B

                              INVESTORS AGREEMENT

  INVESTORS AGREEMENT, dated as of November 19, 1998 (this "Agreement"), between United Road Services, Inc., a Delaware corporation (the "Company") and Charter URS LLC ("Charterhouse").

  WHEREAS, the Company and Charterhouse have entered into the Purchase Agreement, dated of even date herewith (the "Purchase Agreement"), pursuant to which the Company is issuing and selling $43,500,000 aggregate principal amount of 8% Convertible Subordinated Debentures due 2008 of the Company (the "Debentures") to Charterhouse at the First Closing (as defined in the Purchase Agreement) and, subject to the approval of the stockholders of the Company, the Company will issue and sell an additional $31,500,000 aggregate principal amount of Debentures at the Second Closing (as defined in the Purchase Agreement) so that $75 million in aggregate principal amount of Debentures will be outstanding;

  WHEREAS, the Debentures are convertible at any time at the option of the Holder, in part or in whole, into shares of common stock, par value $.001 per share, of the Company (the "Common Stock") as provided for in the Purchase Agreement; and

  WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the Purchase Agreement.

  NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

  1. Definitions.

  As used in this Agreement, the following terms shall have the meanings set forth below:

    1.1 Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

    1.2 "Converted Shares" means the shares of Common Stock actually received by Charterhouse upon conversion of some or all of the Debentures.

    1.3 "Initial Interest" means the aggregate number of shares of Common Stock into which the Debentures held by Charterhouse or its Permitted Transferees may be converted as of the Second Closing, provided, however, that if the Second Closing does not occur "Initial Interest" shall mean the aggregate number of shares of Common Stock into which the Debentures held by Charterhouse or its Permitted Transferees may be converted as of the First Closing.

    1.4 "Investor Nominee" means any person nominated by Charterhouse or its Permitted Transferee to serve as a director on the Company Board pursuant to this Agreement.

    1.5 "Liquidation" means the liquidation under applicable bankruptcy or reorganization legislation, or the dissolution or winding up, of the Company.

    1.6 "Permitted Transferee" means any person to whom Charterhouse may transfer the Debentures or the Converted Shares pursuant to Section 4.2 provided that such Debentures or Converted Shares are transferred in a transaction that is not registered pursuant to the Securities Act.

    1.7 "Shares" means, at any time, the aggregate amount of (i) the Converted Shares then held by Charterhouse or its Permitted Transferees,
  (ii) the Converted Shares Charterhouse or its Permitted Transferees then have the right to receive upon a conversion of all Debentures then held by them, (iii) any other shares of Common Stock then held by Charterhouse and its Permitted Transferees and (iv) any shares of Common Stock Charterhouse or its Permitted Transferees have the right to receive upon the exercise of options or warrants or upon the conversion of convertible securities of the Company (other than the Debentures) then held by them.

    1.8 "Share Price" means, as of any date, the closing price of the Common Stock as reported in The Wall Street Journal on the last day of trading immediately preceding such date.

    1.9 "Stockholders" mean all the holders of Common Stock and "Stockholder" shall mean any such Person.

    1.10 "Transfer" means to sell, assign, transfer (voluntarily or involuntarily) exchange (by merger or otherwise) or otherwise dispose of or to grant a lien, encumbrance, pledge or other form of security interest.

  2. Corporate Governance.

  2.1 Initial Composition.

    2.1.1 Effective at the First Closing, the Company shall cause theCompany Board to be increased from eight directorships to ten directorships (one of which new directorships shall be for an initial term expiring at the Company's annual meeting of Stockholders in 2000 and the other shall be for an initial term expiring at the Company's annual meeting of Stockholders in
  2001). Effective at the First Closing, the Company Board shall appoint the Investor Nominees to fill the two vacancies created in accordance with this
  Section 2.1.1.

    2.1.2 Effective at the Second Closing, the Company shall cause the Company Board to be increased from ten directorships to eleven directorships (which new directorship shall be for an initial term expiring at the Company's annual meeting of Stockholders in 2001). Effective at the Second Closing, the Company Board shall appoint an Investor Nominee to fill the vacancy created in accordance with this Section 2.1.2.

  2.2 Election of Directors.

    2.2.1 If the Second Closing does not occur:

      (a) So long as Charterhouse and its Permitted Transferees beneficially own Shares that represent at least 50% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees collectively shall have the right to nominate two persons for election to the Company Board;

      (b) So long as Charterhouse and its Permitted Transferees beneficially own Shares that represent at least 17% but less than 50% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees collectively shall have the right to nominate one person for election to the Company Board;

      (c) If at any time Charterhouse and its Permitted Transferees beneficially own Shares that represent less than 17% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees shall no longer be entitled to nominate any persons for election to the Company Board.

    2.2.2 If the Second Closing does occur:

      (a) So long as Charterhouse and its Permitted Transferees beneficially own Shares that represent at least 50% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees collectively shall have the right to nominate three persons for election to the Company Board;

      (b) So long as Charterhouse and its Permitted Transferees beneficially own Shares that represent at least 25% but less than 50% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees collectively shall have the right to nominate two persons for election to the Company Board;

      (c) So long as Charterhouse and its Permitted Transferees beneficially own Shares that represent at least 10% but less than 25% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees collectively shall have the right to nominate one person for election to the Company Board;

      (d) If at any time Charterhouse and its Permitted Transferees beneficially own Shares that represent less than 10% in the aggregate of the Initial Interest, Charterhouse and its Permitted Transferees shall no longer be entitled to nominate any persons for election to the Company Board.

    2.2.3 If at any time more Investor Nominees are serving on the Company Board than are entitled to serve on the Company Board pursuant to this
  Section 2.2, the requisite number of Investor Nominees shall immediately resign from the Company Board so that the correct number of Investor Nominees are serving on the Company Board.

    2.2.4 Notwithstanding anything herein or in the Purchase Agreement to the contrary, at any time that Charterhouse and its Permitted Transferees are no longer entitled to nominate persons for election to the Company Board, the Company Board may be reduced or increased at the option of the Company.

  2.3 Removal and Replacement of Directors.

    2.3.1 Removal of Investor Nominees. If at any time Charterhouse notifies the Company Board of its wish to remove any Investor Nominee, the Company Board shall vote so as to remove such Investor Nominee provided that such Investor Nominee can be removed in accordance with the Company's Bylaws and the Delaware General Corporation Law. Removal of an Investor Nominee by the Company Board requires the prior written consent of Charterhouse unless such removal is based upon the gross negligence or wilfull misconduct of the Investor Nominee.

    2.3.2 Replacement of Directors. If at any time, a vacancy is created on the Company Board by reason of the incapacity, death, removal (other than by action of the Company's Stockholders) or resignation of any Investor Nominee, then Charterhouse shall designate an individual to fill such vacancy. If Charterhouse nominates an Investor Nominee for election to the Company Board and the Stockholders fail to elect such Investor Nominee, Charterhouse shall be entitled to designate a substitute Investor Nominee to fill any vacancy created thereby.

    2.3.3 Stockholder Meetings. At each meeting of Stockholders of the Company at which directors are elected, the nominees for directors proposed by the Company Board shall include the Investor Nominees required pursuant to this Agreement.

  2.4 Investor Nominees.

    2.4.1 The Investor Nominees shall receive notice of each meeting of the Company Board at the same time and in the same manner as other members of the Company Board.

    2.4.2 The Investor Nominees shall be entitled to compensation and indemnification rights similar to those of other non-employee directors of the Company. The Company shall at all times maintain a directors' and officers' insurance policy covering the Investor Nominees that provides in the aggregate substantially no less coverage than the policy covering the current directors of the Company as of the date of this Agreement.

  3. Certain Actions of the Company.

  3.1 Actions of the Company. Subject to Section 3.3, the Company shall not take, approve or otherwise ratify any of the following actions (whether occurring in one or a series of related transactions) without the approval of a majority of the Investor Nominees present at a meeting of the Company Board duly called:

    3.1.1 any declaration or payment of any dividend or other payment to holders of securities junior in right of payment to the Debentures (other than scheduled interest and principal payments with respect to any Indebtedness of the Company);

    3.1.2 an increase in the size of the Company Board (other than pursuant to Section 2.2)

    3.1.3 any action (other than the election of directors) which would require the approval of the Stockholders of the Company under Delaware General Corporation Law or the rules and regulations of the National Association of Securities Dealers, Inc. (or, in the event the shares of common stock are listed on a national securities exchange, the rules and regulations of such exchange).

    3.1.4 adoption of a shareholder rights plan; provided, however, that approval of a shareholder rights plan by a majority of the Investor Nominees shall not be unreasonably withheld; and provided further that Charterhouse agrees that with respect to each of Charterhouse and its Permitted Transferees, the triggering event under such shareholder rights plan shall be the beneficial ownership of more than 35.00% of the outstanding Common Stock of the Company by such entity, unless Charterhouse and such Permitted Transferees are acting in concert, in which case, the triggering event with respect to Charterhouse and its Permitted Transferees shall be the beneficial ownership by Charterhouse and its Permitted Transferees collectively of an aggregate of more than 35.00% of the outstanding Common Stock.

  3.2 Transactions with Affiliates. Subject to Section 3.3, the Company shall not take, approve or otherwise ratify any transaction entered into after the date hereof between the Company, on the one hand, and any Affiliate of the Company (other than a subsidiary of the Company), on the other hand, without the approval of the Company Board acting by a majority of the disinterested directors.

  3.3 The rights contained in Sections 3.1 and 3.2 shall terminate on the earlier of (x) the date on which Charterhouse and its Permitted Transferee beneficially own Shares that represent less than 10% of the Initial Interest and (y) the date on which all of the Debentures have been converted into Common Stock.

  4. Standstill; Restriction on Transfer

  4.1 Unless previously agreed in writing by the Company, until the earlier of
(x) the date on which Charterhouse or its Permitted Transferees no longer beneficially owns any Shares or (y) the maturity date of the Debentures, Charterhouse and its Permitted Transferees shall not (a) acquire any securities of the Company if, after such acquisition, Charterhouse would beneficially own more than 35% of the voting power of the Company's outstanding securities; or
(b) except as permitted pursuant to subsection (a) above, acquire, or attempt to acquire, directly or indirectly, control of the Company (through a proxy contest or otherwise) or any of the Company's businesses or assets.

  The Company shall be entitled to equitable relief including injunction, in the event of any breach of the provisions of this Section 4, and neither Charterhouse nor the Investor Nominees shall oppose the granting of such relief.

  4.2 Except for transfers to an Affiliate of Charterhouse, Charterhouse shall not Transfer the Debentures or the Converted Shares to any Person without the prior written consent of the Company, (which consent will not be unreasonably withheld), and unless any proposed Permitted Transferee agrees in writing to be bound by the provisions of this Agreement (other than the provisions of Section
4). A Permitted Transferee of Debentures or the Converted Shares shall be entitled to all the rights set forth in this Agreement.

  5. Miscellaneous.

  5.1 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, or sent by facsimile, certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, or sent by facsimile, certified, registered or express mail or, if mailed, five days after the date of deposit in the United States mail, as follows:

  (a) if to the Company:

    United Road Services, Inc.
    8 Automation Lane
    Albany, NY 12205
    Attn: Edward T. Sheehan
    Facsimile: (518) 446-0676

    with a copy to:

    McDermott, Will & Emery
    600 13th Street, N. W.
    Washington, D.C. 20005
    Attn: Karen A. Dewis, Esq.
    Facsimile: 202-756-8087

  (b) If to Charterhouse:

    c/o Charterhouse Group International, Inc.
    535 Madison Avenue
    New York, NY 10022
    Attn: President
    Facsimile: (212) 750-9704

    with a copy to:

    Proskauer Rose LLP
    1585 Broadway New York, NY 10036-8299
    Attn: Stephen W. Rubin, Esq.
    Facsimile: (212) 969-2900

Any party may, by notice given in accordance with this Section 5.1, designate another address or person for receipt of notices hereunder.

  5.2 Amendment and Waiver.

  5.2.1 No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

  5.2.2 Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and Charterhouse and (ii) only in the specific instance and for the specific purpose for which made or given.

  5.3 Specific Performance. The parties hereto intend that each of the parties has the right to seek damages or specific performance in the event that any other party hereto wilfully fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

  5.4 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

  5.5 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

  5.6 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

  5.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

  5.8 Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

  5.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement is not assignable by the Company and may be assigned by Charterhouse to any Permitted Transferee.

  5.10 No Third Party Beneficiaries. This Agreement is not intended to, and does not, create any rights or benefits of any Person other than the parties hereto.

  5.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

  5.12 Effectiveness. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not become effective, and Charterhouse shall have no rights hereunder, unless and until the First Closing has occurred.

  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                          United Road Services, Inc.


                                          By: _________________________________
                                             Name
                                             Title

                                          Charter URS LLC


                                          By: _________________________________
                                             Name
                                             Title

                                                                      APPENDIX C

                         REGISTRATION RIGHTS AGREEMENT

  This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of November 19, 1998 among United Road Services, Inc., a Delaware corporation (the "Company"), and Charter URS LLC (the "Investor").

  WHEREAS, the Company and the Investor have entered into the Purchase Agreement, dated of even date herewith (the "Purchase Agreement"), pursuant to which the Company is issuing and selling $43,500,000 aggregate principal amount of 8% Convertible Subordinated Debentures due 2008, of the Company (the "Debentures") to the Investor at the First Closing (as defined in the Purchase Agreement) and, subject to the approval of the stockholders of the Company, the Company will issue and sell an additional $31,500,000 aggregate principal amount of the Debentures at the Second Closing (as defined in the Purchase Agreement) so that $75 million in aggregate principal amount of Debentures will be outstanding;

  WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the Purchase Agreement.

  NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

  1. Definitions. For purposes of this Agreement:

    (a) "Common Stock" means the common stock, par value $.001 per share, of the Company.

    (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (c) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any similar "short form" registration statement subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

    (d) "Holder" means any Person owning or having the right to acquire Registrable Securities, or any assignee thereof in accordance with Section 11 hereof.

    (e) "Initiating Holders" means the Holder(s) initiating a registration request under Section 2(a) hereof.

    (f) "Investor Request" means a request from Holders that in the aggregate beneficially own at least fifty percent (50%) of the Registrable Securities outstanding as of the date of such request.

    (g) "majority in interest of the Initiating Holders" means Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders.

    (h) "Person" means any individual, partnership, limited liability company, joint venture, corporation, association, trust or any other entity or organization.

    (i) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

    (j) "Registrable Securities" means (1) any shares of Common Stock directly or indirectly issuable or issued upon conversion of the Debentures, (2) any shares of Common Stock hereafter acquired by any Investor (or any assignee thereof in accordance with Section 11) and (3) any shares of Common Stock issued to any Investor (or any asssignee thereof in accordance with Section 11) as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock or other warrants, rights or securities; provided, however, that any Registrable Securities sold by the Investor in a transaction in which the Investor's rights under this Agreement are not assigned pursuant to Section 11 below shall cease to be Registrable Securities from and after the time of such sale.

    (k) "SEC" means the Securities and Exchange Commission.

    (l) "Securities Act" means the Securities Act of 1933, as amended.

    (m) "Violation" means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement under this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents filed under state securities or "blue sky" laws in connection therewith, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
  (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

  2. Request for Registration.

    (a) If at any time after the first anniversary of the First Issue Date, the Company shall receive a written Investor Request that the Company file a registration statement under the Securities Act, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of Section 2(b) below, shall file (as expeditiously as practicable, and in any event within sixty (60) days after the receipt of such request), and use its best efforts to have declared effective a registration statement under the Securities Act with respect to all Registrable Securities which the Holders request to be registered by the giving of notice to the Company within twenty (20) days after the mailing of the Company's notice referred to above, each such notice to be given in accordance with Section 19 below.

    (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this
  Section 2 and the Company shall include such information in the written notice referred to in Section 2(a); provided, however, that notwithstanding anything herein to the contrary, in no event shall the Company be required to effect more than two underwritten offerings in any 12 month period. In the event of an underwritten offering, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by a majority in interest of the Initiating Holders; provided, however, that no Holder shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder (whether by indemnification, contribution or otherwise) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise the Company and the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among the Initiating Holders, in proportion (as nearly as practicable) to the aggregate amount of Registrable Securities held by all such Holders, until such Holders have included in the underwriting all shares requested by such Holders to be included, (ii) second, among all other Holders of Registrable Securities that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by such Holders until such holders have included in the underwriting all shares requested by such holders to be included and (iii) thereafter among any other holders of Common Stock who have exercised their piggyback registration rights with respect to such registration.

    (c) The Company shall be obligated to effect only two (2) registrations pursuant to an Investor Request under this Section 2 (an offering which is not consummated shall not be counted for this purpose); provided, however, that the Company shall be obligated to effect as many registrations (but not more than one (1) per quarter) as may be requested by Holders of Registrable Securities pursuant to any Investor Request in the event and so long as registration pursuant to Form S-3 or any similar "short-form" registration statement is available. Notwithstanding anything to the contrary, the Company shall not be obligated to effect more than one (1) registration (other than "short-form" registrations on Form S-3) pursuant to this Section 2 in any six (6) month period.

    (d) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for up to one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right for more than an aggregate of one hundred twenty (120) days in any twelve (12) month period; and provided further that, if at the time of any Investor Request for a registration pursuant to this Section 2, the Company has fixed plans to file within sixty (60) days after such request a registration statement covering the sale of any of its securities in a public offering under the Securities Act, no registration shall be required to be initiated pursuant to this Section 2 until ninety (90) days after the effective date of such Company registration unless the Company is no longer proceeding diligently to effect such registration and so long as the Company shall provide the Holders with the right to participate in such public offering pursuant to, and subject to, Section 3.

  3. Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than Holders of Registrable Securities) any of its Common Stock under the Securities Act in connection with the public offering of such Common Stock solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 19, the Company shall, subject to the provisions of Section 8, use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have no obligation under this Section 3 to make any offering of its securities, or to complete an offering of its securities that it proposes to make.

  4. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities being registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or until the Holders have completed the distribution referred to in such registration statement, whichever occurs first (but in any event for at least any period required under the Securities Act); provided that before filing such registration statement or any amendments thereto, the Company will furnish to the Holders copies of all such registration statement or amendments thereto proposed to be filed.

    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

    (c) Furnish to the Holders such number of copies of such registration statement and of each amendment and supplement thereto (in each case without exhibits unless requested by such Holders), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as Holders may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such states or jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any state or jurisdiction where it would not otherwise be required to qualify but for the requirements of this clause
  (d), or (ii) to file a general consent to service of process in any such state or jurisdiction.

    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

    (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

    (g) Notify each Holder of Registrable Securities covered by such registration statement and such Holder's underwriters, if any, and confirm such advice in writing: (i) when the registration statement has become effective, (ii) when any post-effective amendment to the registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to the registration statement or prospectus or for additional information.

    (h) Notify each Holder of Registrable Securities if at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue, a stop order suspending the effectiveness of the Registration Statement. Upon the occurrence of any of the events mentioned in the preceding sentence, the Company will use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will advise each Holder of Registrable Securities promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the qualification of any Registrable Securities for sale in any jurisdiction.

    (i) In connection with a registration pursuant to which securities are being sold through underwriters (i) on the date that such Registrable Securities are delivered to the underwriters for sale, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) on the date that the registration statement with respect to such securities becomes effective, a "comfort" letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and, a reaffirmation of such letter on the date that such Registrable Securities are delivered to the underwriters for sale.

    (j) As soon as practicable after the effective date of the registration statement, and in any event within sixteen (16) months thereafter, have "made generally available to its security holders" (within the meaning of Rule 158 under the Securities Act) an earning statement (which need not be audited) covering a period of at least twelve (12) months beginning after the effective date of the registration statement and otherwise complying with Section 11(a) of the Securities Act.

  5. Amendments, Supplements to Prospectus. Immediately upon receipt of a notice referred to in Section 4(f) hereof, each Holder agrees to (i) cease making sales of securities pursuant to any then effective registration statement or any Prospectus contained therein until it has received from the Company an amendment or supplement to the registration statement or Prospectus and (ii) to promptly deliver to the Company any copies of the registration statement or such Prospectus then in its possession.

  6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. If any registration statement or comparable statement under the Securities Act refers to an Investor or any of its affiliates, by name or otherwise, as the holder of any securities of the Company then, unless counsel to the Company advises the Company that the Securities Act requires that such reference be included in any such statement, the Investor shall have the right to require the deletion of such reference to itself and its affiliates.

  7. Expenses of Registration.

    (a) Demand Registration. All expenses, other than underwriting discounts and commissions relating to Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to Section 2, including without limitation all registration, filing and qualification fees, printers' fees, fees and disbursements of counsel and accountants for the Company, and the reasonable fees and disbursements of one counsel (selected by a majority in interest of the Initiating Holders) for the selling Holders shall be borne by the Company.

    (b) Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to
  Section 3 for each Holder, including without limitation all registration, filing and qualification fees, printers' fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders (selected by the Holders of a majority of the Registrable Securities being registered), but excluding underwriting discounts and commissions relating to Registrable Securities.

  8. Intentionally Omitted.

  9. Underwriting Requirements. In connection with any offering initiated by the Company involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 3 to include any Holder's securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity as will not, in the opinion of the underwriters, exceed the largest number of securities requested to be included in such offering which can be sold without having an adverse effect on such offering by the Company; provided, however, that no Holder participating in such underwriting shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder (whether by indemnification, contribution or otherwise) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the largest number of securities that the underwriters reasonably believe can be sold without having an adverse effect on such offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not have an adverse effect on such offering. The securities of the Holders so included shall be allocated as follows: (i) among the Holders of Registrable Securities that have elected to participate in such offering and other holders of Common Stock listed on Schedule I hereto, pro rata according to the number of Registrable Securities held by each such holder of Registrable Securities (in the case of the Holders) or Common Stock (in the case of the holders of Common Stock listed on Schedule I) and (ii) thereafter, to the extent additional securities may be included in such offering, to other selling stockholders, pro rata according to the total number of securities entitled to be included therein owned by each such other selling stockholder or in such other proportions as shall mutually be agreed to by such other selling stockholders.

  10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

    (a) The Company will indemnify and hold harmless each Holder, its heirs, personal representatives and assigns, each of such Holder's partners, each of such Holder's, and each of such Holder's partners', officers, directors, partners, employees and affiliates, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation; and the Company will pay to each such indemnified party, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such indemnified party.

    (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that, in no event shall the liability of any Holder under this
  Section 9(b) exceed the net proceeds from the offering received by such Holder.

    (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if in the reasonable opinion of counsel to an indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 9 except if, and only to the extent that, the indemnifying party is actually prejudiced thereby.

    (d) The obligations of the Company and Holders under this Section 9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

    (e) Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

    (f) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to in-formation supplied by or on behalf of the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary in this Section 9, no Holder shall be required, pursuant to this Section 9, to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Common Stock in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified party relate.

  11. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

    (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

    (b) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

    (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

    (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

  12. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned in whole or in part by a Holder to one or more Permitted Transferees under the Investors Agreement of not less than 10% of the Registrable Securities owned by such Holder, provided that such transferee or assignee delivers to the Company a written instrument by which such transferee or assignee agrees to be bound by the obligations imposed on Holders under this Agreement to the same extent as if such transferee or assignee was a party hereto.

  13. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under this Agreement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of any Holder which is included therein.

  14. Amendment; Waiver. Any provision of this Agreement may be amended only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. The observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party to be charged, provided that the Holders of a majority of the Registrable Securities then outstanding may act on behalf of all Holders of Registrable Securities. Any amendment or waiver effected in accordance with this Section 14 shall be binding upon each Holder of Registrable Securities at the time outstanding, each future Holder of all such securities, and the Company.

  15. Changes in Registrable Securities. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement, as a condition to any such merger or consolidation.

  16. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

  17. Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and to be performed entirely within New York.

  18. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns (as provided in Section 11), heirs, executors and administrators of the parties hereto.

  19. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon receipt by the party to be notified (including by telecopier, receipt confirmed) or three (3) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (a) if to a party other than the Company, at such party's address set forth at the end of this Agreement or at such other address as such party shall have furnished the Company in writing, or, until any such party so furnishes an address to the Company, then to and at the address of the last holder of the shares covered by this Agreement who has so furnished an address to the Company, or

(b) if to the Company, at its address set forth at the end of this Agreement, or at such other address as the Company shall have furnished to the parties in writing.

  20. Effectiveness. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not become effective, and the Investor shall have no rights hereunder, unless and until the First Closing has occurred.

  21. Severability. Any invalidity, illegality or limitation on the enforceability of this Agreement or any part thereof, by any party whether arising by reason of the law of the respective party's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other parties. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  22. Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

  23. Delays or Omissions; Remedies Cumulative. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the parties, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a party of any breach or default under this Agreement, or any waiver by a party of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a party, shall be cumulative and not alternative.

  24. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

  25. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    [END OF TEXT. SIGNATURE PAGE TO FOLLOW]

  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                          COMPANY:

                                          United Road Services, Inc.

                                          By:     /s/ Edward T. Sheehan
                                            ___________________________________
                                                    Edward T. Sheehan
                                                 Chief Executive Officer

Address:

8 Automation Lane
Albany, NY 12205
Attn: President
Telecopy: (212)

                                          INVESTORS:

                                          Charter URS LLC


                                          By:    /s/ Michael S. Pfeffer
                                            ___________________________________
                                                   Michael S. Pfeffer

Address:

c/o Charterhouse Group International, Inc.
535 Madison Avenue
New York, NY 10022
Attn: President
Telecopy: (212) 750-9704

                  SCHEDULE I TO REGISTRATION RIGHTS AGREEMENT

                               Edward T. Sheehan

                                Ross Berner

                                Mark McKinney

  All holders of Common Stock issued by the Company in connection with its private placement of securities completed in January 1998.

  All holders of Common Stock issued by the Company in connection with its acquisitions completed on May 6, 1998.

                                   PROXY CARD

                           United Road Services, Inc.

                        Special Meeting of Stockholders

                             February 23, 1999

  The undersigned hereby appoints Edward T. Sheehan and Allen D. Pass (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Stockholders (the "Meeting") of United Road Services, Inc. (the "Company") to be held on February 23, 1999, at 10:00 a.m. Eastern Standard Time at the Company's headquarters at 8 Automation Lane, Albany, NY 12205. The Proxies shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

             (Continued and to be signed on the reverse side)

   Please date, sign and mail your proxy card back as soon as possible!

                      Special Meeting of Stockholders

                        UNITED ROAD SERVICES, INC.

                             February 23, 1999

  THIS PROXY WILL BE VOTED AS SPECIFIED AT RIGHT WITH RESPECT TO THE ACTIONS TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

1. ISSUANCE OF SECOND TRANCHE OF $31,500,000 AGGREGATE PRINCIPAL AMOUNT OF THE COMPANY'S 8% SUBORDINATED CONVERTIBLE DEBENTURES DUE 2008.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

  If any other matters properly come before the meeting or any adjournment thereof, this proxy will be voted according to the judgment of the persons named above as proxies.

  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY AND THE PROXY STATEMENT DATED JANUARY 21, 1999.

  THIS PROXY IS SOLICITED AND PROPOSED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.